OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	November 30, 2005
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .5.0
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03980

Morgan Stanley Institutional Fund Trust
(Exact name of registrant as specified in charter)

1221 AVENUE OF THE AMERICAS 22ND FLOOR NEW YORK, NY			10020
(Address of principal executive offices)			(Zip code)

RONALD E. ROBISON 1221 AVENUE OF THE AMERICAS 34TH FLOOR NEW YORK, NY 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	9/30

Date of reporting period:	9/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2005 Annual Report
September 30, 2005

Morgan Stanley Institutional Fund Trust

Equity Portfolios

Equity

Mid Cap Growth

U.S. Mid Cap Value

U.S. Small Cap Value

Value

2005 Annual Report

September 30, 2005

Shareholder’s Letter	2
Investment Advisory Agreement Approval	3
Investment Overviews & Portfolios of Investments
Equity Portfolios:

Equity	8
Mid Cap Growth	13
U.S. Mid Cap Value	18
U.S. Small Cap Value	22
Value	27

Statements of Assets and Liabilities	32
Statements of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights	36
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	48
Federal Income Tax Information	49
Trustee and Officer Information	50

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call 1 (800) 354-8185. Please read the prospectus carefully before you invest or send money. Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management’s website: www.morganstanley.com\im.

1

2005 Annual Report

September 30, 2005

Shareholder’s Letter

Dear Shareholders:

We are pleased to present to you the Fund’s Annual Report for the year ended September 30, 2005. Our Fund currently consists of 17 portfolios. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization), and fixed income (e.g., short, medium, and long duration; investment grade and high yield).

Significant Developments

On September 12, 2005, Mitch Merin, President and Chief Operating Officer of Morgan Stanley Investment Management Inc. and President of the Fund, announced his intention to retire.  I, Ronald E. Robison, Managing Director, will serve as President and Principal Executive Officer of the Fund.

Sincerely,

/s/ Ronald E. Robison
Ronald E. Robison
President and Principal Executive Officer
October 2005

2

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (unaudited)

EQUITY PORTFOLIOS

The Board considered the following with respect to each Portfolio:

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolio.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (“ECN”).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but

3

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio’s business.

The Board considered the following with respect to the Equity Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for the three- and five-year periods but better for the one-year period. The Adviser informed the Board that it had changed the portfolio manager at the end of September 2003 in an effort to improve performance and that performance had improved during the most recent year. The Board concluded that the Portfolio’s performance was improving and that the Adviser’s actions were reasonably designed to improve performance.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

4

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

The Board considered the following with respect to the Mid-Cap Growth Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable portfolios selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for the five-year period but better for the one- and three-year periods. The Board concluded that the Portfolio’s overall performance was satisfactory.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board also reviewed the level of the Portfolio’s management fee and concluded that the fee, compared to the Portfolio’s expense peer group, was sufficiently low that the Board did not need to consider adding breakpoints at this time.

The Board considered the following with respect to the U.S. Mid Cap Value Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable portfolios selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for the three- and five-year periods but better for the one-year period. The Board considered that performance had improved in the last year from the two prior periods and discussed the reasons for the improved performance.  The Board concluded that the Portfolio’s performance was improving and was now competitive with that of its performance peer group.

5

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

The Board considered the following with respect to the U.S. Small Cap Value Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for the three- and five-year periods but higher than the performance peer group for the one-year period. The Adviser informed the Board that it had changed the portfolio manager at the end of September 2003 in an effort to improve performance and performance against the peer group improved during the most recent year. The Board concluded that the Portfolio’s performance was improving and that the Adviser’s actions were reasonably designed to improve performance.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

6

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

The Board considered the following with respect to the Value Portfolio:

Performance Relative to Comparable Portfolios Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable portfolios selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was better than its performance peer group average for all three periods. The Board concluded that the Portfolio’s performance was satisfactory.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Portfolios Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for portfolios, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the portfolios included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

The Board considered the following with respect to each Portfolio:

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of each Portfolio and its respective shareholders to approve renewal of the Management Agreement with respect to each Portfolio for another year.

7

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

Equity Portfolio

The Equity Portfolio is Morgan Stanley Investment Management’s core-equity fund. Our goal for core equity investing is to seek above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $1 billion. The Portfolio may invest, to a limited extent, in stocks of small companies and foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class had a total return of 19.76% compared to 16.69% for the Russell 1000 Value Index (the “Index”) and 12.24% for the S&P 500 Index.

Factors Affecting Performance

•          The Portfolio outperformed the Index. Stock selection and sector allocation were additive throughout the period.

•          All sectors represented in the Portfolio advanced during the period. The financials sector, the Portfolio’s largest absolute sector weight and largest underweight relative to the Russell 1000 Value Index, was the Portfolio’s best performing group. In particular, diversified financial companies-especially those with capital markets exposure and involvement in fixed income trading and merger-and-acquisition activity-boosted the Portfolio’s return. Interest-rate sensitivity was also an important factor in driving returns in the financials sector.

•          The Portfolio had limited exposure to the banking sector, which had flagging performance, for example, as the yield curve continued to flatten (thus reducing the difference between short- and long-term rates), investors avoided banks, which profit from the spread.

•          In contrast, insurance stocks are not as interest-rate sensitive. Here, our value-conscious discipline led us to invest with conviction in a number of strong-performing insurance stocks.

•          Healthcare holdings were also notable. Within this sector, the Portfolio owned mostly pharmaceutical stocks, many of which began to turn around during the period. Positive sentiment surrounding promising new drugs in development, highly anticipated drug launches, and positive legal news helped spur a rally in pharmaceutical shares.

•          On an absolute basis, no sector in the Portfolio produced a negative return. However, relative to the Index, the Portfolio’s return was somewhat dampened by an underweight in energy. While the Portfolio did maintain some exposure to the energy sector, we believe the risk/reward profiles of many energy stocks are less attractive based on our analysis of long-term company fundamentals.

•          The consumer staples sector was also a drag on relative returns, as the Portfolio owned names that underperformed those in the Index.

•          In utilities, the Portfolio was underweighted versus the benchmark, which hurt relative performance. In particular, electric utilities displayed strong correlation to energy prices which pushed their valuations to levels that does not fit with our value discipline.

Management Strategies

•          During the 12-month period, the stock market performed well. Investors had many reasons to be optimistic: The economy progressed at a moderate clip, companies generally met or exceeded their earnings targets, and core inflation remained tame. Increased merger-and-acquisition activity and several high-profile initial public offerings boosted interest in stocks. Despite little relief from high prices at the gas pump, consumers, for the most part, continued to spend.

•          However, pockets of volatility and poorer sentiment were not uncommon. The market’s most significant uncertainties continued to be the high price of crude oil and the rising interest rate environment. Energy prices skyrocketed, driven by tight supply, rising demand (especially from China and India), and geopolitical instability. Hurricanes Katrina and Rita intensified concerns about oil and natural gas production and the impact that rising prices would have on consumer spending. The Federal Open Market Committee continued its series of interest rate increases, disappointing some investors who believed a prolonged monetary tightening policy could potentially stifle the economy’s growth.

•          In this environment, value stocks, the Portfolio’s mainstay, outperformed growth stocks. On a sector basis, energy led the market as the supply-demand imbalance kept energy prices soaring. Economically sensitive sectors such as materials did not fare so well, as investors began to anticipate an economic slowdown. The consumer discretionary sector also suffered from negative sentiment.

8

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Equity Portfolio

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

*       Minimum Investment

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Russell 1000 Value Index(1), the S&P 500 Index(2), the Lipper Large-Cap Core Funds Index(3) and Lipper Large- Cap Value Funds Index(4)

	Total Returns(5)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(7)

Portfolio — Institutional Class(6)	19.76%	(1.75)%	8.40%	12.25%
Russell 1000 Value Index	16.69	5.76	11.52	13.70
S&P 500 Index	12.24	(1.49)	9.49	12.85
Lipper Large-Cap Core Funds Index	11.47	(2.75)	8.08	11.36
Lipper Large-Cap Value Funds Index	13.50	1.96	9.15	12.26

(1)	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
(2)

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(3)

The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Core Funds classification.

(4)

The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Value Funds classification.

(5)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(6)	Commenced operations on November 14, 1984.
(7)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%

9

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Equity Portfolio

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending Account	During Period*
	Account	Value	April 1, 2005 —
	Value	September 30,	September 30,
	April 1, 2005	2005	2005

Institutional Class
Actual	$1,000.00	$1,087.50	$3.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.84	3.26

*  Expenses are equal to Institutional Class’ annualized expense ratio of 0.64% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

10

2005 Annual Report

September 30, 2005

Portfolio of Investments

Equity Portfolio

		Value
	Shares	(000)
Common Stocks (97.4%)
Consumer Discretionary (10.4%)
Clear Channel Communications, Inc.	109,590	$3,604
Honda Motor Co., Ltd. ADR	(c)65,480	1,860
Kohl’s Corp.	(a)30,430	1,527
McDonald’s Corp.	30,980	1,038
Office Depot, Inc.	(a)11,650	346
Target Corp.	15,490	804
Time Warner, Inc.	251,910	4,562
Viacom, Inc., Class B	58,770	1,940
Walt Disney Co.	112,490	2,714
		18,395
Consumer Staples (9.1%)
Altria Group, Inc.	33,310	2,455
Cadbury Schweppes plc ADR	(c)45,170	1,840
Coca-Cola Co. (The)	63,640	2,749
Diageo plc ADR	(c)22,750	1,320
Kraft Foods, Inc., Class A	(c)6,900	211
Procter & Gamble Co.	16,050	954
Unilever N.V. (NY Shares)	(c)59,060	4,220
Wal-Mart Stores, Inc.	54,860	2,404
		16,153
Energy (10.0%)
BP plc ADR	44,190	3,131
ConocoPhillips	50,490	3,530
Exxon Mobil Corp.	32,340	2,055
Royal Dutch Shell plc ADR	45,770	3,004
Schlumberger Ltd.	40,750	3,438
Valero Energy Corp.	22,780	2,576
		17,734
Financials (22.3%)
Aegon N.V. (NY Shares)	(c)48,100	717
Bank of America Corp.	59,170	2,491
Charles Schwab Corp. (The)	174,990	2,525
Chubb Corp.	33,670	3,015
Citigroup, Inc.	92,680	4,219
Freddie Mac	51,700	2,919
Goldman Sachs Group, Inc.	8,850	1,076
Hartford Financial Services Group, Inc.	(c)19,150	1,478
JPMorgan Chase & Co.	144,431	4,901
Lehman Brothers Holdings, Inc.	24,700	2,877
Marsh & McLennan Cos., Inc.	18,400	559
MBNA Corp.	22,300	549
Merrill Lynch & Co., Inc.	67,610	4,148
PNC Financial Services Group, Inc.	30,020	1,742
Prudential Financial, Inc.	23,940	1,617
St. Paul Travelers Cos., Inc. (The)	69,174	3,104
State Street Corp.	32,450	1,587
		39,524
Health Care (17.5%)
Applera Corp. - Applied Biosystems Group	27,070	629
Bausch & Lomb, Inc.	26,080	2,104
Boston Scientific Corp.	(a)14,500	339
Bristol-Myers Squibb Co.	212,450	5,111
Chiron Corp.	(a)(c)48,170	$2,101
CIGNA Corp.	26,530	3,127
Eli Lilly & Co.	49,550	2,652
GlaxoSmithKline plc ADR	(c)33,650	1,726
Roche Holding AG ADR	59,040	4,117
Sanofi-Aventis ADR	53,800	2,235
Schering-Plough Corp.	197,520	4,158
Wyeth	61,630	2,852
		31,151
Industrials (6.9%)
General Electric Co.	115,260	3,881
Ingersoll-Rand Co., Ltd., Class A	38,580	1,475
Norfolk Southern Corp.	6,000	243
Northrop Grumman Corp.	36,890	2,005
Parker Hannifin Corp.	3,280	211
Raytheon Co.	48,300	1,836
Siemens AG	33,300	2,575
		12,226
Information Technology (7.0%)
Hewlett-Packard Co.	92,780	2,709
Intel Corp.	92,300	2,275
Micron Technology, Inc.	(a)144,090	1,917
Motorola, Inc.	120,360	2,659
Symantec Corp.	(a)126,620	2,869
		12,429
Materials (6.0%)
Bayer AG ADR	(c)157,530	5,797
Dow Chemical Co. (The)	37,600	1,567
Lanxess AG	(a)16,819	501
Newmont Mining Corp.	60,940	2,875
		10,740
Telecommunication Services (4.3%)
France Telecom S.A. ADR	58,700	1,688
Sprint Nextel Corp.	134,530	3,199
Verizon Communications, Inc.	84,840	2,773
		7,660
Utilities (3.9%)
American Electric Power Co., Inc.	48,710	1,934
Entergy Corp.	25,670	1,908
Exelon Corp.	18,221	973
FirstEnergy Corp.	42,210	2,200
		7,015
Total Common Stocks (Cost $151,969)		173,027

	Face
	Amount
	(000)
Short-Term Investments (9.0%)
Short-Term Debt Securities held as Collateral on Loaned Securities (6.6%)
Abbey National Treasury Services, 3.59%, 1/13/06	$ (h)232	232
ASAP Funding Ltd., 3.79%, 10/21/05	156	156
Atlantis One Funding, 3.66%, 11/1/05	112	112

The accompanying notes are an integral part of the financial statements.

11

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Equity Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
Bank of New York,
3.70%, 4/4/06	$ (h)157	$157
3.83%, 10/28/05	(h)513	513
Barclays New York, 3.78%, 11/1/05	157	157
Bear Stearns,
3.78%, 6/15/06	(h)313	313
4.02%, 12/5/05	(h)138	138
Beta Finance, Inc., 3.67%, 10/21/05	267	267
Calyon, N.Y., 3.86%, 2/27/06	(h)125	125
CC USA, Inc.,
3.83%, 4/18/06	(h)157	157
3.99%, 10/28/05	(h)150	150
CIC, N.Y., 3.72%, 2/13/06	(h)470	470
Citigroup Funding, Inc., 3.86%, 10/7/05	313	313
Dekabank Deutsche Girozentrale, 3.61%, 5/19/06	(h)319	319
Deutsche Bank Securities, Inc., 3.96%, 10/3/05	2,307	2,307
Dorada Finance, Inc.,
3.74%, 11/10/05	143	143
3.75%, 11/14/05	112	112
3.93%, 11/30/05	342	342
Dresdner Bank, N.Y., 3.65%, 10/11/05	125	125
Fortis Bank, New York, 3.79%, 10/25/05	317	317
Goldman Sachs Group LP, 3.75%, 2/15/06	(h)157	157
Grampian Funding LLC, 3.79%, 12/8/05	93	93
K2 (USA) LLC,
3.74%, 2/15/06	(h)144	144
3.83%, 10/24/05-4/25/06	(h)601	601
Links Finance LLC,
3.81%, 2/27/06	(h)188	188
3.83%, 10/27/05-4/18/06	(h)470	470
Marshall & Ilsley Bank, 3.97%, 12/29/05	(h)438	438
Nationwide Building Society,
3.71%, 1/13/06	(h)251	251
4.03%, 10/2/06	(h)363	363
Procter & Gamble Co., 3.77%, 10/31/06	(h)128	128
Rabobank USA Financial Corp., 3.89%, 10/3/05	344	344
Sheffield Receivable Corp., 3.78%, 10/25/05	156	156
Sigma Finance, Inc. 3.84%, 3/22/06	(h)313	313
SLM Corp., 3.80%, 10/31/06	(h)313	313
Tango Finance Corp., 3.83%, 3/22/06	(h)263	263
Unicredito London, 3.62%, 10/27/05	155	155
Wachovia Bank N.A., 3.80%, 10/2/06	(h)313	313
		11,615
Repurchase Agreement (2.4%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $4,278	(f)4,277	4,277
Total Short-Term Investments (Cost $15,892)		15,892
Total Investments (106.4%) (Cost $167,861) — Including $11,483 of Securities Loaned		188,919
Liabilities in Excess of Other Assets (-6.4%)		(11,312)
Net Assets (100%)		$177,607

(a)	Non-income producing security
(c)	All or a portion of security on loan at September 30, 2005.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2005.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

12

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio seeks long-term capital growth. The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class had a total return of 27.11% versus 23.47% for the Russell Mid Cap Growth Index (the “Index”).

Factors Affecting Performance

•                          The Portfolio’s outperformance was attributable to favorable stock selection relative to the Index.  Stock selection was strongest in energy, followed by financial services and technology.

•                          Strong stock selection and an underweight relative to the Index in financial services contributed positively.  The utilities sector contributed positively due to stock selection and an overweight position versus the Index, as well as strong stock selection in the energy sector.

•                          Negative stock selection and a sector underweight in health care, as well as a sector overweight in consumer discretionary, was disadvantageous.

•                          Consumer discretionary was the largest sector and the largest overweight relative to the Index in the Portfolio.

•                          Stock selection was ahead of the Index in all sectors excluding health care, which averaged approximately 14% of the Portfolio.

Management Strategies

•                          It is our goal for the Portfolio to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment.

•                          We continue to focuses on companies we believe have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies.

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

Comparison of the Change in Value of a $500,000* Investment
Since Commencement of Offering

*                 Minimum Investment

**          Commenced offering on January 31, 1997.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception date and will be negatively impacted by additional fees assessed to this class.

13

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Mid Cap Growth Portfolio

Performance Compared to the Russell Mid Cap Growth Index(1) and the Lipper Mid-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)

Portfolio — Institutional Class (4)	27.11%	(4.79)%	12.97%	15.07%
Russell Mid Cap Growth Index	23.47	(4.50)	9.10	11.45
Lipper Mid-Cap Growth Funds Index	20.92	(6.30)	7.05	10.73
Portfolio — Adviser Class(5)	26.77	(5.02)	—	11.55
Russell Mid Cap Growth Index	23.47	(4.50)	—	7.77
Lipper Mid-Cap Growth Funds Index	20.92	(6.30)	—	5.97

(1)

The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

(2)

The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Mid-Cap Growth Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on March 30, 1990.
(5)	Commenced offering on January 31, 1997.
(6)

For comparative purposes, average annual since inception returns listed for the index refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2005—
	Account Value	September 30,	September 30,
	April 1, 2005	2005	2005
Institutional Class
Actual	$1,000.00	$1,147.70	$3.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.98	3.12

Adviser Class
Actual	1,000.00	1,146.20	4.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.73	4.39

*  Expenses are equal to Institutional Class’ and Adviser Class’ annualized expense ratios of 0.62% and 0.87%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Mid Cap Growth Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*                                         Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

15

2005 Annual Report

September 30, 2005

Portfolio of Investments

Mid Cap Growth Portfolio

		Value
	Shares	(000)
Common Stocks (99.0%)
Auto & Transportation (6.5%)
C.H. Robinson Worldwide, Inc.	682,277	$43,748
Expeditors International Washington, Inc.	739,400	41,983
Harley-Davidson, Inc.	487,600	23,619
		109,350
Consumer Discretionary (38.2%)
Activision, Inc.	(a)1,291,533	26,412
BJ’s Wholesale Club, Inc.	(a)583,400	16,218
Career Education Corp.	(a)595,900	21,190
Cheesecake Factory (The)	(a)509,850	15,928
Chico’s FAS, Inc.	(a)483,646	17,798
ChoicePoint, Inc.	(a)371,961	16,058
Corporate Executive Board Co.	789,400	61,557
Expedia, Inc.	(a)464,100	9,194
Gaylord Entertainment Co.	(a)327,000	15,582
Getty Images, Inc.	(a)691,393	59,487
International Game Technology	1,791,804	48,379
International Speedway Corp., Class A	396,400	20,799
Iron Mountain, Inc.	(a)1,119,771	41,096
ITT Educational Services, Inc.	(a)439,774	21,703
Lamar Advertising Co., Class A	(a)558,168	25,318
Monster Worldwide, Inc.	(a)1,494,900	45,908
P.F. Chang’s China Bistro, Inc.	(a)506,990	22,728
Penn National Gaming, Inc.	(a)597,900	18,601
SCP Pool Corp.	413,700	14,451
Station Casinos, Inc.	547,200	36,312
Strayer Education, Inc.	319,500	30,199
Tractor Supply Co.	(a)452,483	20,656
Weight Watchers International, Inc.	(a)286,000	14,752
Wynn Resorts Ltd.	(a)593,705	26,806
		647,132
Consumer Staples (1.5%)
Loews Corp. - Carolina Group (Tracking Stock)	636,900	25,240
Energy - Other (9.9%)
Questar Corp.	252,000	22,206
Southwestern Energy Co.	(a)536,458	39,376
Ultra Petroleum Corp.	(a)1,852,580	105,375
		166,957
Financial Services (9.2%)
Ameritrade Holding Corp.	(a)857,500	18,419
Brascan Corp., Class A	420,000	19,572
Brown & Brown, Inc.	344,600	17,123
Calamos Asset Management, Inc., Class A	914,303	22,565
CB Richard Ellis Group, Inc., Class A	(a)365,600	17,988
Chicago Mercantile Exchange Holdings, Inc.	136,825	46,151
White Mountains Insurance Group Ltd.	24,562	14,835
		156,653
Health Care (11.0%)
Dade Behring Holdings, Inc.	1,062,200	38,940
DaVita, Inc.	(a)344,200	15,857
Gen-Probe, Inc.	(a)368,400	18,217
Inamed Corp.	(a)347,000	26,261
Kinetic Concepts, Inc.	(a)256,614	$14,576
Patterson Cos., Inc.	(a)368,343	14,745
Stericycle, Inc.	(a)691,262	39,506
Techne Corp.	(a)304,400	17,345
		185,447
Materials & Processing (2.9%)
Cameco Corp.	318,600	17,045
Rinker Group Ltd. ADR	289,900	18,441
St. Joe Co. (The)	208,344	13,011
		48,497
Producer Durables (3.3%)
Desarrolladora Homex SA de CV. ADR	(a)769,140	23,620
NVR, Inc.	(a)37,051	32,788
		56,408
Technology (12.8%)
Crown Castle International Corp.	(a)1,668,247	41,089
Freescale Semiconductor, Inc.	(a)632,600	14,809
Lexmark International, Inc., Class A	(a)388,800	23,736
Marvell Technology Group Ltd.	(a)576,604	26,587
Netease.com. ADR	(a)185,500	16,697
Red Hat, Inc.	(a)1,155,300	24,481
Salesforce.com, Inc.	(a)1,178,300	27,242
Shanda Interactive Entertainment Ltd. ADR	(a)398,100	10,769
SINA Corp.	(a)369,000	10,148
Tessera Technologies, Inc.	(a)688,200	20,584
		216,142
Utilities (3.7%)
NII Holdings, Inc.	(a)745,660	62,971
Total Common Stocks (Cost $1,385,819)		1,674,797

	Face
	Amount
	(000)

Short-Term Investment (1.2%)
Repurchase Agreement (1.2%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $20,845 (Cost $20,839)	$ (f)20,839	20,839
Total Investments (100.2%) (Cost $1,406,658)		1,695,636
Liabilities in Excess of Other Assets (-0.2%)		(3,757)
Net Assets (100%)		$1,691,879

The accompanying notes are an integral part of the financial statements.

16

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Mid Cap Growth Portfolio

(a)	Non-income producing security
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

17

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

U.S. Mid Cap Value Portfolio

The U.S. Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Mid Cap Value Index. The Portfolio may purchase stocks that typically do not pay dividends.  Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class had a total return of 21.86% compared to 26.13% for the Russell Mid Cap Value Index (the “Index”)

Factors Affecting Performance

•          The Portfolio trailed the Index due to stock selection while sector allocation was positive.

•          On an absolute basis, energy holdings added the most to the Portfolio’s overall return. Refining companies led the group, driven by the wider profit margins gained from the high price and a significant price differential between grades of crude oil. These companies’ budgets were structured based on oil prices estimated in the $25 to $30 per barrel range. As crude climbed considerably higher, the refiners were able to capture significantly higher than expected operating margins. Consumer discretionary stocks, including retailers and media stocks, benefited from strong consumer trends and a renewed focus on advertising spending.

•          Stock selection in the financials sector also served the Portfolio well. Our investment process steered the Portfolio away from stocks with increased interest rate exposure, such as banks. (As the difference between long-term and short-term rates narrows, as occurred during the period banks’ profit margins shrink.) Instead, the Portfolio favored insurance stocks and brokerage stocks.

•          The Portfolio underperformed the Index primarily due to stock selection within the healthcare and technology sectors. Although healthcare was a positive contributor to returns on an absolute basis, the Portfolio favored pharmaceutical stocks over healthcare services. While in the Index, healthcare services outperformed pharmaceuticals. The Portfolio also owned hardware and equipment stocks and software and services stocks that lagged those included in the Index. Technology stocks were the Portfolio’s most significant detractor, on an absolute basis.

Management Strategies

•          During the 12 month period, mid cap value stocks generated strong gains relative to other areas of the stock market. The Index returned over 26 percent for the period, outperforming both large- and small-cap value stocks, as well as growth-style stocks.

•          Although companies across the board demonstrated sustained earnings growth and healthier profits, and consumers continued to defy expectations with robust spending habits, the climate was unsettled and changing. As the reporting period began, investors were concerned about the pace of economic growth, oil prices, and the prospect of future interest rate increases. An uncertain geopolitical landscape and the looming presidential election added to investor anxiety. The climate improved during the final months of 2004. The presidential election passed without major incident, investors refocused on moderate economic growth, and improved corporate profits. Growing optimism led to a brisk rally in November and December.

•          Investor sentiment deteriorated in the opening months of 2005, as the rally gave way to profit taking. Crude oil surged, contributing to renewed inflation fears. As the Federal Open Market Committee (the “Fed”) continued to raise the federal funds target rate and leading auto manufacturers stumbled, the pace of economic growth seemed more questionable. Nonetheless, the market regained its momentum during the late spring and early summer, helped by favorable economic data, consumer confidence corporate earnings and tempered inflationary concerns. However, the final weeks of the period saw another retreat, however. An additional Fed tightening and rising fuel costs renewed concerns about future corporate profitability and consumer spending. Uncertainty reached heightened levels during the final days of the period, as Hurricanes Katrina and Rita caused immeasurable devastation to the Gulf Coast region.

18

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

U.S. Mid Cap Value Portfolio

Comparison of the Change in Value of a $5 Million* Investment
Since Inception

Comparison of the Change in Value of a $5 Million* Investment
Since Commencement of Offering

Comparison of the Change in Value of a $500,000* Investment
Since Commencement of Offering

*	Minimum Investment
**	Commenced offering on May 10, 1996.
***	Commenced offering on July 17, 1998.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Russell Mid Cap Value Index(1) and the Lipper Mid-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(7)

Portfolio — Institutional Class(4)	21.86%	3.78%	14.00%	16.12%
Russell Mid Cap Value Index	26.13	13.95	14.01	15.68
Lipper Mid-Cap Core Funds Index	19.44	4.14	10.94	12.39
Portfolio — Investment Class(5)	21.67	3.62	—	12.96
Russell Mid Cap Value Index	26.13	13.95	—	13.69
Lipper Mid-Cap Core Funds Index	19.44	4.14	—	10.19
Portfolio — Adviser Class(6)	21.52	3.52	—	7.16
Russell Mid Cap Value Index	26.13	13.95	—	10.34
Lipper Mid-Cap Core Funds Index	19.44	4.14	—	8.04

(1)

The Russell Mid Cap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

(2)

The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Mid-Cap Core Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary

19

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

U.S. Mid Cap Value Portfolio

and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)	Commenced operations on December 30, 1994.
(5)	Commenced offering on May 10, 1996.
(6)	Commenced offering on July 17, 1998.
(7)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Investment Class), distribution (12b-1) fees (in the case of Adviser Class);  and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2005 —
	Account Value	September 30,	September 30,
	April 1, 2005	2005	2005
Institutional Class
Actual	$1,000.00	$1,092.00	$4.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.64	4.47

Investment Class
Actual	1,000.00	1,091.10	5.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.89	5.23

Adviser Class
Actual	1,000.00	1,090.30	5.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.40	5.72

*  Expenses are equal to Institutional Class’, Investment Class’ and Adviser Class’ annualized expense ratios of 0.88%, 1.03% and 1.13%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

20

2005 Annual Report

September 30, 2005

Portfolio of Investments

U.S. Mid Cap Value Portfolio

	Shares	Value (000)
Common Stocks (94.5%)
Consumer Discretionary (18.2%)
Dollar General Corp.	147,120	$2,698
Newell Rubbermaid, Inc.	129,650	2,937
Office Depot, Inc.	(a)122,810	3,647
Outback Steakhouse, Inc.	89,970	3,293
Scholastic Corp.	(a)142,900	5,282
Snap-On, Inc.	95,280	3,442
Valassis Communications, Inc.	(a)79,950	3,116
Warner Music Group Corp.	(a)249,080	4,610
		29,025
Consumer Staples (4.8%)
Tyson Foods, Inc., Class A	244,920	4,421
UST, Inc.	77,100	3,227
		7,648
Energy (5.7%)
Amerada Hess Corp.	22,920	3,152
Cooper Cameron Corp.	(a)50,390	3,725
Valero Energy Corp.	20,240	2,288
		9,165
Financials (23.0%)
A.G. Edwards, Inc.	65,640	2,876
ACE Ltd.	81,420	3,832
Charles Schwab Corp. (The)	83,660	1,207
Conseco, Inc.	(a)194,880	4,114
Hudson City Bancorp Inc.	276,540	3,291
KKR Financial Corp. REIT	164,120	3,650
Lazard Ltd	156,750	3,966
Northern Trust Corp.	75,200	3,801
PMI Group, Inc. (The)	113,010	4,506
Sovereign Bancorp, Inc.	171,950	3,790
Streettracks Gold Trust	(a)36,220	1,692
		36,725
Health Care (13.2%)
Applera Corp. - Applied Biosystems Group
(Tracking Stock)	236,010	5,485
Bausch & Lomb, Inc.	38,450	3,102
Chiron Corp.	(a)86,050	3,754
Mylan Laboratories, Inc.	157,770	3,039
Watson Pharmaceuticals, Inc.	(a)157,070	5,750
		21,130
Industrials (12.5%)
Fluor Corp.	56,280	3,623
Goodrich Corp.	73,500	3,259
Hubbell, Inc., Class B	30,320	1,423
Manpower, Inc.	92,690	4,114
Southwest Airlines Co.	379,040	5,629
York International Corp.	33,990	1,906
		19,954
Information Technology (3.5%)
BISYS Group, Inc. (The)	(a)196,850	2,644
Symbol Technologies, Inc.	7,536	73
Tech Data Corp.	(a)79,750	$2,927
		5,644
Materials (5.0%)
Albemarle Corp.	22,000	829
International Flavors & Fragrances, Inc.	112,140	3,997
Sealed Air Corp.	(a)64,790	3,075
		7,901
Telecommunication Services (4.0%)
CenturyTel, Inc.	105,350	3,685
New Skies Satellites Holdings Ltd.	69,320	1,459
PanAmSat Holding Corp.	52,790	1,278
		6,422
Utilities (4.6%)
Constellation Energy Group, Inc.	68,690	4,231
Wisconsin Energy Corp.	75,820	3,027
		7,258
Total Common Stocks (Cost $131,555)		150,872

	Face
	Amount
	(000)
Short-Term Investment (5.6%)
Repurchase Agreement (5.6%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $8,864 (Cost $8,861)	$ (f)8,861	8,861
Total Investments (100.1%) (Cost $140,416)		159,733
Liabilities in Excess of Other Assets (-0.1%)		(95)
Net Assets (100%)		$159,638

(a)	Non-income producing security
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

21

.

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell 2000 Value Index. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class had a total return of 19.83%, compared to 17.75% for the Russell 2000 Value Index (the “Index”).

Factors Affecting Performance

•          The U.S. equity markets began the period on a strong note, as the first 3 months of the fiscal year witnessed solid broad-based returns.  Investors reacted favorably to a decline in crude-oil prices and the Presidential election’s swift and decisive outcome.  Increased merger and IPO activity also contributed to positive investor sentiment.

•          Stocks gave back some of their gains beginning in January, as oil prices rose and producer and consumer price data reignited inflation concerns.  Additionally, hawkish comments from the Federal Open Market Committee (the “Fed”) raised concern among investors that the Fed’s inflation outlook could result in a more aggressive pace of interest rate increases than was originally anticipated.

•          Stocks rose again from May though July, as economic data appeared to improve.  A continuation of high-profile restructuring and merger & acquisitions activity contributed to market strength, as did improving consumer sentiment.  Also, relatively benign inflation data added to hopes that the Fed was nearing the end of its current tightening cycle.

•          However, stocks lost momentum in August and September to end the fiscal year on a lackluster note.  Oil prices garnered the lion’s share of attention, with the commodity hitting a series of nominal record highs.  A number of factors contributed to the increases, including refinery outages, geopolitical issues, and damage to the U.S. energy infrastructure caused by hurricane activity.  In response to rising energy prices, consumer confidence fell and investors grew increasingly concerned about the prospects for consumer spending, given the sharp rise in prices for gasoline, natural gas, and home heating oil.  The Fed raised short-term interest rates for the 11th time in 15 months, and gave indications that additional rate increases were likely.  The period ended with investors attempting to assess the economic after-effects of Hurricanes Katrina and Rita.

•          During the period, small- and mid-cap stocks generally outperformed their large-cap counterparts.  Among small-cap stocks, growth and value performed about equally well.  The strongest performing sector within the Index by far was energy; heavy industry/transportation and utilities also performed well.  Consumer staples, basic resources, technology, and financial services lagged.

•          The Portfolio’s outperformance relative to the Index during the period was primarily due to stock selection, particularly within the heavy industry/transportation, consumer services, and technology sectors.  Sector allocation also had a positive impact, mainly due to an underweight in financial services and overweights in heavy industry/transportation and energy.

•          Detractors from relative performance included stock selection within basic resources, retail, and financial services.

Management Strategies

•          During the period, we reduced the Portfolio’s exposure to basic resources.  We maintained an underweight versus the Index in financial services for the duration of the fiscal year, but we continued to overweight insurance and reinsurance within that sector.

•          We increased exposure to consumer staples, moving to an overweight position relative to the Index, and technology.  We also increased the extent of the Portfolio’s overweight in heavy industry/transportation, primarily by adding to business services.

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

22

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

U.S. Small Cap Value Portfolio

Comparison of the Change in Value of a $500,000* Investment
Since Commencement of Offering

*                 Minimum Investment

**          Commenced offering on January 22, 1999.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Russell 2000 Value Index(1) and the Lipper Small-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)

Portfolio — Institutional Class(4)	19.83%	6.96%	12.46%	11.94%
Russell 2000 Value Index	17.75	15.18	13.33	12.25
Lipper Small-Cap Core Funds Index	17.89	7.90	10.91	—
Portfolio — Adviser Class(5)	19.49	6.68	—	9.41
Russell 2000 Value Index	17.75	15.18	—	13.35
Lipper Small-Cap Core Funds Index	17.89	7.90	—	10.75

(1)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
(2)

The Lipper Small-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Core Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on July 1, 1986.
(5)	Commenced offering on January 22, 1999.
(6)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

23

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

U.S. Small Cap Value Portfolio

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending Account	During Period*
	Account	Value	April 1, 2005 —
	Value	September 30,	September 30,
	April 1, 2005	2005	2005
Institutional Class
Actual	$1,000.00	$1,093.10	$4.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.98	4.13

Adviser Class
Actual	1,000.00	1,091.70	5.58
Hypothetical (5% average annual return before expenses)	1,000.00	1019.73	5.39

*  Expenses are equal to Institutional Class’ and Adviser Class’ annualized expense ratios of 0.81% and 1.06%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*                                         Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

24

2005 Annual Report

September 30, 2005

Portfolio of Investments

U.S. Small Cap Value Portfolio

	Shares	Value (000)
Common Stocks (98.4%)
Basic Resources (5.7%)
Albany International Corp., Class A	147,000	$5,420
Cytec Industries, Inc.	132,200	5,735
Hercules, Inc.	(a)255,335	3,120
OM Group, Inc.	(a)155,700	3,134
Rock-Tenn Co., Class A	295,000	4,455
		21,864
Beverage & Household Products (1.1%)
Elizabeth Arden, Inc.	(a)200,200	4,320
Consumer Durables (2.2%)
General Cable Corp.	(a)231,500	3,889
La-Z-Boy, Inc.	211,600	2,791
LoJack Corp.	(a)90,308	1,909
		8,589
Consumer Services (8.0%)
Banta Corp.	96,100	4,890
Cenveo, Inc.	(a)293,300	3,042
Intrawest Corp.	343,000	9,364
Jackson Hewitt Tax Service, Inc.	204,100	4,880
R.H. Donnelley Corp.	(a)64,400	4,074
Sinclair Broadcast Group, Inc., Class A	480,000	4,258
		30,508
Energy (5.9%)
Denbury Resources, Inc.	(a)115,500	5,826
St. Mary Land & Exploration Co.	139,760	5,115
Superior Energy Services, Inc.	(a)214,030	4,942
Universal Compression Holdings, Inc.	(a)166,920	6,638
		22,521
Financial Services (21.2%)
Alabama National Bancorporation	29,000	1,854
Anthracite Capital, Inc. REIT	424,600	4,917
Central Pacific Financial Corp.	70,100	2,466
Collegiate Funding Services LLC	(a)268,000	3,969
Conseco, Inc.	(a)245,300	5,178
First Niagara Financial Group, Inc.	247,800	3,578
Greater Bay Bancorp.	75,100	1,851
Heritage Property Investment Trust REIT	91,900	3,217
Integra Bank Corp.	117,900	2,558
Kilroy Realty Corp. REIT	41,800	2,342
Max Re Capital Ltd.	166,940	4,138
MB Financial, Inc.	72,500	2,826
MeriStar Hospitality Corp. REIT	(a)406,300	3,710
NYMAGIC, Inc.	93,600	2,277
Parkway Properties, Inc. REIT	58,188	2,730
Platinum Underwriters Holdings Ltd.	161,600	4,830
ProAssurance Corp.	(a)135,451	6,322
Provident Bankshares Corp.	82,900	2,883
Provident New York Bancorp., Inc.	162,000	1,891
Reinsurance Group of America, Inc.	150,100	6,710
Triad Guaranty, Inc.	(a)100,800	3,953
United America Indemnity Ltd., Class A	(a)283,930	5,210
Westamerica Bancorporation	25,900	1,338
		80,748
Food & Tobacco (5.1%)
Corn Products International, Inc.	366,100	$7,384
Delta & Pine Land Co.	127,700	3,373
NBTY, Inc.	(a)234,300	5,506
Ralcorp Holdings, Inc.	77,200	3,236
		19,499
Health Care (4.8%)
Apria Healthcare Group, Inc.	(a)388,500	12,397
Bio-Rad Laboratories, Inc., Class A	(a)105,500	5,802
		18,199
Heavy Industry & Transportation (23.9%)
Acuity Brands, Inc.	235,860	6,998
Brink’s Co. (The)	131,100	5,383
CIRCOR International, Inc.	169,972	4,666
DRS Technologies, Inc.	146,200	7,216
Gartner, Inc.	(a)243,800	2,850
Geo Group, Inc. (The)	(a)176,500	4,677
Gevity HR, Inc.	264,400	7,202
Laidlaw International, Inc.	286,900	6,934
MAXIMUS, Inc.	183,800	6,571
Moog, Inc., Class A	(a)133,300	3,935
Pacer International, Inc.	333,600	8,794
ProQuest Co.	(a)128,000	4,634
School Specialty, Inc.	(a)46,700	2,278
TBC Corp.	(a)231,100	7,971
Tenneco Automotive Inc.	(a)28,500	499
Terex Corp.	(a)107,320	5,305
Watts Water Technologies, Inc., Class A	178,400	5,147
		91,060
Retail (5.1%)
AFC Enterprises, Inc.	(a)371,600	4,288
Central Garden & Pet Co.	(a)73,814	3,340
Denny’s Corp.	(a)1,088,500	4,517
Linens ‘N Things, Inc.	(a)130,200	3,477
Stage Stores, Inc.	138,600	3,724
		19,346
Technology (11.7%)
Adtran, Inc.	131,000	4,126
Belden CDT, Inc.	297,350	5,777
CCC Information Services Group	(a)209,039	5,462
Electronics for Imaging, Inc.	(a)236,700	5,430
EMS Technologies, Inc.	(a)144,500	2,365
Hummingbird Ltd.	(a)146,125	3,259
Intergraph Corp.	(a)137,000	6,125
Lipman Electronic Engineering Ltd.	(a)156,000	3,278
Methode Electonics, Inc.	220,100	2,536
MSC.Software Corp.	(a)409,500	6,329
		44,687
Utilities (3.7%)
AGL Resources, Inc.	125,600	4,661
PNM Resources, Inc.	144,550	4,144
Syniverse Holdings, Inc.	(a)109,100	1,680

The accompanying notes are an integral part of the financial statements.

25

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

U.S. Small Cap Value Portfolio

	Shares	Value (000)
Utilities (cont’d)
UGI Corp.	130,400	$3,671
		14,156
Total Common Stocks (Cost $304,233)		375,497

	Face
	Amount
	(000)
Short-Term Investment (1.9%)
Repurchase Agreement (1.9%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $7,125 (Cost $7,123)	$ (f)7,123	7,123
Total Investments (100.3%) (Cost $311,356)		382,620
Liabilities in Excess of Other Assets (-0.3%)		(1,089)
Net Assets (100%)		$381,531

(a)	Non-income producing security
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

26

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

Value Portfolio

The Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing, seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class had a total return of 10.55% compared to a 12.24% return for the S&P 500 Index (“the Index”).

Factors Affecting Performance

•          Stock selection overall was a modestly positive influence on the Portfolio’s relative performance for the period.

•          Sector allocation was dilutive to results especially in the energy area where the Portfolio is underweighted relative to the Index, and in materials where it is overweighted.

•          Stock selection was most positive in the Portfolio’s energy stocks, and most dilutive in materials where the Portfolio’s paper stocks have performed poorly.

•          Trading activity in the Portfolio has been light, with the most significant change to the Portfolio’s sector weights being the reduction of energy stocks from an overweight at the beginning of the period to an underweight today. We maintained a significant overweight in large cap pharmaceuticals throughout the period.

Management Strategies

•          The Portfolio continues to incorporate stocks with what we believe to be reasonable valuations relative to our assessment of fair value.  As always, the process leads us to create and maintain positions due to our bottom-up assessment of attractive valuations.

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

Comparison of the Change in Value of a $1 Million* Investment
Since Commencement of Offering

27

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Value Portfolio

Comparison of the Change in Value of a $500,000* Investment
Since Commencement of Offering

*	Minimum Investment
**	Commenced offering on May 6, 1996.
***	Commenced offering on July 17, 1996.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the S&P 500 Index(1) , the Lipper Multi-Cap Value Funds Index(2) and the Lipper Large-Cap Value Funds Index(3)

	Total Returns(4)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(8)

Portfolio — Institutional Class(5)	10.55%	8.40%	9.53%	13.22%
S&P 500 Index	12.24	(1.49)	9.49	12.76
Lipper Multi-Cap Value Funds Index	15.42	6.81	10.15	12.20
Lipper Large-Cap Value Funds Index	13.50	1.96	9.15	12.17
Portfolio — Investment Class(6)	10.38	8.23	—	8.58
S&P 500 Index	12.24	(1.49)	—	8.90
Lipper Multi-Cap Value Funds Index	15.42	6.81	—	9.69
Lipper Large-Cap Value Funds Index	13.50	1.96	—	8.61
Portfolio — Adviser Class(7)	10.24	8.13	—	9.31
S&P 500 Index	12.24	(1.49)	—	9.16
Lipper Multi-Cap Value Funds Index	15.42	6.81	—	10.24
Lipper Large-Cap Value Funds Index	13.50	1.96	—	8.97

(1)

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(2)

The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Multi-Cap Value Funds classification.

(3)

The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Value Funds classification.

(4)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)	Commenced operations on November 5, 1984.
(6)	Commenced offering on May 6, 1996.
(7)	Commenced offering on July 17, 1996.
(8)

For comparative purposes, average annual since inception returns listed for the index refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Investment Class), distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended March 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

28

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Value Portfolio

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2005
	Account Value	September 30,	September 30,
	April 1, 2005	2005	2005
Institutional Class
Actual	$1,000.00	$1,018.80	$2.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.11	3.00

Investment Class
Actual	1,000.00	1,017.40	3.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.35	3.76

Adviser Class
Actual	1,000.00	1,017.00	4.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.85	4.26

*  Expenses are equal to Institutional Class’, Investment Class’ and Adviser Class’ annualized expense ratios of 0.59%, 0.74% and 0.84%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*                                         Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

29

2005 Annual Report

September 30, 2005

Portfolio of Investments

Value Portfolio

	Shares	Value (000)
Common Stocks (99.4%)
Consumer Discretionary (11.9%)
Best Buy Co., Inc.	(c)141,750	$6,170
Clear Channel Communications, Inc.	(c)1,072,900	35,288
Federated Department Stores, Inc.	178,760	11,954
Gannett Co., Inc.	61,700	4,247
Jones Apparel Group, Inc.	356,637	10,164
Liberty Media Corp., Class A	(a)2,315,700	18,641
Mattel, Inc.	542,100	9,042
Time Warner, Inc.	1,382,900	25,044
Tribune Co.	119,500	4,050
Viacom, Inc., Class B	631,400	20,843
Walt Disney Co.	1,174,900	28,350
		173,793
Consumer Staples (11.6%)
Altria Group, Inc.	446,400	32,904
Anheuser-Busch Cos., Inc.	(c)103,150	4,440
Coca-Cola Co. (The)	494,300	21,349
Kimberly-Clark Corp.	466,000	27,741
Kraft Foods, Inc., Class A	(c)722,300	22,095
Unilever N.V. (NY Shares)	485,500	34,689
Wal-Mart Stores, Inc.	598,700	26,235
		169,453
Energy (1.7%)
GlobalSantaFe Corp.	48,800	2,226
Halliburton Co.	90,600	6,208
Total S.A. ADR	(c)128,000	17,385
		25,819
Financials (25.4%)
Aflac, Inc.	95,700	4,335
AMBAC Financial Group, Inc.	110,300	7,948
American International Group, Inc.	182,900	11,333
Assurant, Inc.	(c)71,500	2,721
Bank of America Corp.	1,072,400	45,148
Bank of New York Co., Inc. (The)	366,000	10,764
Berkshire Hathaway, Inc., Class B	(a)(c)2,350	6,418
Chubb Corp.	(c)381,800	34,190
Citigroup, Inc.	923,700	42,047
Fannie Mae	115,500	5,177
Freddie Mac	1,017,400	57,443
Genworth Financial, Inc.	148,200	4,778
Hartford Financial Services Group, Inc.	31,700	2,446
JPMorgan Chase & Co.	353,400	11,991
Lehman Brothers Holdings, Inc.	28,900	3,366
Merrill Lynch & Co., Inc.	192,400	11,804
Metlife, Inc.	163,000	8,122
PNC Financial Services Group, Inc.	(c)425,200	24,670
St. Paul Travelers Cos., Inc. (The)	191,415	8,589
SunTrust Banks, Inc.	(c)41,600	2,889
Torchmark Corp.	300,300	15,865
Wachovia Corp.	328,900	15,652
Wells Fargo & Co.	591,700	34,656
		372,352
Health Care (19.5%)
AmerisourceBergen Corp.	(c)220,000	$17,006
Boston Scientific Corp.	(a)205,900	4,812
Bristol-Myers Squibb Co.	2,450,200	58,952
Cardinal Health, Inc.	131,500	8,342
GlaxoSmithKline plc ADR	(c)1,583,600	81,207
Pfizer, Inc.	935,300	23,354
Roche Holding AG ADR	(c)475,300	33,143
Sanofi-Aventis ADR	331,100	13,757
Schering-Plough Corp.	1,115,100	23,473
Wyeth	459,800	21,275
		285,321
Industrials (0.3%)
Southwest Airlines Co.	336,600	4,999
Information Technology (4.8%)
Affiliated Computer Services, Inc., Class A	(a)242,800	13,257
Check Point Software Technologies Ltd.	(a)(c)98,100	2,386
Cisco Systems, Inc.	(a)268,800	4,820
Dell, Inc.	(a)232,100	7,938
First Data Corp.	180,800	7,232
Flextronics International Ltd.	(a)(c)332,200	4,269
Hewlett-Packard Co.	212,300	6,199
Intel Corp.	33,200	818
International Business Machines Corp.	77,800	6,241
Lexmark International, Inc., Class A	(a)59,000	3,602
Microsoft Corp.	205,700	5,293
Nokia Oyj ADR	274,400	4,640
Novellus Systems, Inc.	(a)39,000	978
Telefonaktiebolaget LM Ericsson ADR	(a)(c)85,700	3,157
		70,830
Materials (11.1%)
Alcoa, Inc.	1,120,100	27,353
Dow Chemical Co. (The)	320,800	13,368
E.I. du Pont de Nemours & Co.	682,500	26,733
Georgia-Pacific Corp.	1,277,810	43,522
International Paper Co.	1,422,723	42,397
Rohm & Haas Co.	228,100	9,382
		162,755
Telecommunication Services (8.6%)
Amdocs Ltd.	(a)67,000	1,858
SBC Communications, Inc.	(c)1,943,300	46,581
Sprint Nextel Corp.	1,298,200	30,871
Verizon Communications, Inc.	1,424,200	46,557
		125,867
Utilities (4.5%)
American Electric Power Co., Inc.	360,900	14,328
Constellation Energy Group, Inc.	194,100	11,957
Dominion Resources, Inc.	139,800	12,042
FirstEnergy Corp.	366,000	19,076
Public Service Enterprise Group, Inc.	(c)124,200	7,993
		65,396
Total Common Stocks (Cost $1,353,743)		1,456,585

The accompanying notes are an integral part of the financial statements.

30

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Value Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Investments (10.2%)
Short-Term Debt Securities held as Collateral on Loaned Securities (9.5%)
Abbey National Treasury Services,
3.59%, 1/13/06	$ (h)2,777	$2,777
ASAP Funding Ltd., 3.79%, 10/21/05	1,870	1,870
Atlantis One Funding, 3.66%, 11/1/05	1,338	1,338
Bank of New York,
3.70%, 4/4/06	(h)1,876	1,876
3.83%, 10/28/05	(h)6,152	6,152
Barclays New York, 3.78%, 11/1/05	1,876	1,876
Bear Stearns,
3.78%, 6/15/06	(h)1,651	1,651
4.02%, 12/5/05	(h)3,751	3,751
Beta Finance, Inc., 2.71%, 4/19/05	3,203	3,203
Calyon, N.Y., 3.86%, 2/27/06	1,500	1,500
CC USA, Inc.,
3.49%, 10/28/05	(h)1,801	1,801
3.83%, 4/18/06	(h)1,876	1,876
CIC, N.Y., 3.72%, 2/13/06	(h)5,627	5,627
Citigroup Funding, Inc., 3.86%, 10/7/05	3,749	3,749
Dekabank Deutsche Girozentrale,
3.61%, 5/19/06	(h)3,827	3,827
Deutsche Bank Securities, Inc.,
3.96%, 10/3/05	27,638	27,638
Dorada Finance, Inc.,
3.74%, 11/10/05	1,710	1,710
3.93%, 11/30/05	4,099	4,099
3.75%, 11/14/05	1,338	1,338
Dresdner Bank, N.Y., 3.65%, 10/11/05	1,501	1,501
Fortis Bank, New York, 3.79%, 10/25/05	3,804	3,804
Goldman Sachs Group LP, 3.75%, 2/15/06	(h)1,876	1,876
Grampian Funding LLC, 3.79%, 12/8/05	1,111	1,111
K2 (USA) LLC,
3.74%, 2/15/06	(h)1,876	1,876
3.83%, 10/24/05-4/25/06	(h)7,053	7,053
Links Finance LLC,
3.81%, 2/27/06	(h)3,751	3,751
3.83%, 10/27/05-4/18/06	(h)4,127	4,127
Marshall & Ilsley Bank, 3.97%, 12/29/05	(h)5,252	5,252
Nationwide Building Society,
3.71%, 1/13/06	(h)4,352	4,352
4.03%, 10/2/06	(h)3,002	3,002
Procter & Gamble Co., 3.77%, 10/31/06	(h)1,538	1,538
Rabobank USA Financial Corp.,
3.89%, 10/3/05	4,125	4,125
Sheffield Receivable Corp.,
3.78%, 10/25/05	1,870	1,870
Sigma Finance, Inc., 3.34%, 3/22/06	(h)3,751	3,751
SLM Corp., 3.80%, 10/31/06	(h)3,751	3,751
Tango Finance Corp., 3.83%, 3/22/06	(h)3,151	3,151
Unicredito London, 3.62%, 10/27/05	1,859	1,859
Wachovia Bank N.A., 3.80%, 10/2/06	(h)3,751	3,751
		139,160
Repurchase Agreement (0.7%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $9,850	$ (f)9,847	$9,847
Total Short-Term Investments (Cost $149,007)		149,007
Total Investments (109.6%) (Cost $1,502,750)—Including $126,908 of Securities Loaned		1,605,592
Liabilities in Excess of Other Assets (-9.6%)		(140,656)
Net Assets (100%)		$1,464,936

(a)	Non-income producing security
(c)	All or a portion of security on loan at September 30, 2005.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2005.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

31

2005 Annual Report

September 30, 2005

Statements of Assets and Liabilities

		Mid Cap	U.S. Mid	U.S. Small
	Equity	Growth	Cap Value	Cap Value	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$167,861	$1,406,658	$140,416	$311,356	$1,502,750
Investments in Securities of Unaffiliated Issuers, at Value:(1)	188,919	1,695,636	159,733	382,620	1,605,592
Cash	1	@—	1	13	@—
Receivable for Portfolio Shares Sold	30	2,431	126	672	237
Receivable for Investments Sold	670	—	—	1,024	737
Dividends Receivable	227	194	213	398	2,228
Interest Receivable	1	2	1	1	1
Other Assets	6	51	7	13	48
Total Assets	189,854	1,698,314	160,081	384,741	1,608,843
Liabilities:
Collateral on Securities Loaned, at Value	11,615	—	—	—	139,160
Payable for Investments Purchased	270	—	—	2,078	347
Payable for Portfolio Shares Redeemed	83	3,948	41	390	2,035
Payable for Investment Advisory Fees	222	2,006	308	643	1,847
Payable for Administration Fees	12	107	10	25	98
Payable for Custodian Fees	4	15	5	6	11
Payable for Trustees’ Fees and Expenses	9	33	25	22	26
Payable for Distribution Fees — Adviser Class	—	186	5	5	232
Payable for Shareholder Servicing Fees — Investment Class	—	—	1	—	7
Other Liabilities	32	140	48	41	144
Total Liabilities	12,247	6,435	443	3,210	143,907
Net Assets	$177,607	$1,691,879	$159,638	$381,531	$1,464,936
Net Assets Consist Of:
Paid-in Capital	$231,748	$2,305,986	$334,316	$274,626	$1,265,103
Undistributed (Distributions in Excess of) Net Investment Income	741	—	800	4,664	9,712
Accumulated Net Investment Loss	—	(27)	—	—	—
Accumulated Net Realized Gain (Loss)	(75,940)	(903,058)	(194,795)	30,977	87,279
Unrealized Appreciation (Depreciation) on Investments	21,058	288,978	19,317	71,264	102,842
Net Assets	$177,607	$1,691,879	$159,638	$381,531	$1,464,936
INSTITUTIONAL CLASS:
Net Assets	$177,607	$755,313	$128,084	$355,671	$293,426
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	14,520,735	32,082,534	4,994,038	14,572,971	16,404,138
Net Asset Value, Offering and Redemption Price Per Share	$12.23	$23.54	$25.65	$24.41	$17.89
INVESTMENT CLASS:
Net Assets	$—	$—	$5,611	$—	$58,236
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	—	—	219,944	—	3,251,391
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$25.51	$—	$17.91
ADVISER CLASS:*
Net Assets	$—	$936,566	$25,943	$25,860	$1,113,274
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	—	40,766,207	1,017,992	1,064,752	62,319,759
Net Asset Value, Offering and Redemption Price Per Share	$—	$22.97	$25.48	$24.29	$17.86

(1) Including:
Securities on Loan, at Value:	$11,483	$—	$—	$—	$126,908

@	Amount is less than $500.
*	On January 3, 2005, the Adviser Class of the Equity Portfolio was fully liquidated. However, this class is still active.

The accompanying notes are an integral part of the financial statements.

32

2005 Annual Report

September 30, 2005

Statements of Operations

For the Year Ended September 30, 2005

		Mid Cap	U.S. Mid	U.S. Small
	Equity	Growth	Cap Value	Cap Value	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends†	$3,797	$6,341	$2,716	$7,566	$35,944
Interest	222	815	268	303	1,249
Total Investment Income	4,019	7,156	2,984	7,869	37,193
Expenses:
Investment Advisory Fees (Note B)	936	7,213	1,594	2,515	7,266
Administration Fees (Note C)	151	1,138	170	288	1,185
Custodian Fees (Note E)	32	84	28	41	81
Shareholder Reporting Fees	24	205	16	79	156
Professional Fees	34	78	37	44	90
Shareholder Servicing Fees — Investment Class Shares (Note D)	—	—	10	—	79
Distribution Fees — Adviser Class Shares (Note D)	@—	1,989	115	62	2,863
Transfer Agency Fees (Note F)	9	27	21	12	20
Trustees’ Fees and Expenses	4	23	7	8	23
Other Expenses	46	160	51	73	118
Total Expenses	1,236	10,917	2,049	3,122	11,881
Expense Offset (Note E)	@—	(2)	@—	(2)	(1)
Net Expenses	1,236	10,915	2,049	3,120	11,880
Net Investment Income (Loss)	2,783	(3,759)	935	4,749	25,313
Realized Gain (Loss):
Investments Sold	23,321	203,796	59,809	31,605	155,579
Futures Contracts	—	—	344	—	—
Net Realized Gain (Loss)	23,321	203,796	60,153	31,605	155,579
Change in Unrealized Appreciation (Depreciation):
Investments	7,117	151,416	(12,700)	34,479	(43,439)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	30,438	355,212	47,453	66,084	112,140
Net Increase (Decrease) in Net Assets Resulting from Operations	$33,221	$351,453	$48,388	$70,833	$137,453

†	Net of $2, $62, $6, $8 and $8, foreign withholding tax for the Equity, Mid Cap Growth, U.S. Mid Cap Vale. U.S. Small Cap Value and Value Portfolios, respectively.
@	Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

33

2005 Annual Report

September 30, 2005

Statements of Changes in Net Assets

	Equity		Mid Cap Growth
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2005	2004	2005	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,783	$2,327	$(3,759)	$(4,432)
Net Realized Gain (Loss)	23,321	18,041	203,796	218,935
Change in Unrealized Appreciation (Depreciation)	7,117	5,957	151,416	(4)
Net Increase (Decrease) in Net Assets Resulting from Operations	33,221	26,325	351,453	214,499
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(2,799)	(2,001)	—	—
Adviser Class:
Net Investment Income	@—	(4)	—	—
Total Distributions	(2,799)	(2,005)	—	—
Capital Share Transactions:(1)
Institutional Class:
Subscribed	35,727	46,331	208,367	250,613
Distributions Reinvested	2,788	1,987	—	—
Redeemed	(73,837)	(40,435)	(202,466)	(326,076)
Adviser Class:
Subscribed	—	71	242,693	215,285
Distributions Reinvested	@—	4	—	—
Redeemed	(6)	(880)	(225,705)	(128,115)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(35,328)	7,078	22,889	11,707
Total Increase (Decrease) in Net Assets	(4,906)	31,398	374,342	226,206
Net Assets:
Beginning of Period	182,513	151,115	1,317,537	1,091,331
End of Period	$177,607	$182,513	$1,691,879	$1,317,537
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$741	$757	$—	$—
Accumulated Net Investment Loss Included in End of Period Net Assets	—	—	(27)	(28)

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	3,194	4,613	9,900	14,307
Shares Issued on Distributions Reinvested	250	201	—	—
Shares Redeemed	(6,541)	(4,095)	(9,641)	(18,775)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(3,097)	719	259	(4,468)
Investment Class:
Adviser Class:
Shares Subscribed	—	7	11,629	12,502
Shares Issued on Distributions Reinvested	#—	#—	—	—
Shares Redeemed	(1)	(84)	(11,039)	(7,465)
Net Increase (Decrease) in Adviser Class Shares Outstanding	(1)	(77)	590	5,037

@	Amount is less than $500.
#	Shares are less than 500.

The accompanying notes are an integral part of the financial statements.

34

2005 Annual Report

September 30, 2005

Statements of Changes in Net Assets

	U.S. Mid Cap Value		U.S. Small Cap Value		Value
	Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September	September
	30, 2005	30, 2004	30, 2005	30, 2004	30, 2005	30, 2004
	(000)	(000)	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$935	$2,023	$4,749	$837	$25,313	$18,670
Net Realized Gain (Loss)	60,153	120,265	31,605	161,445	155,579	206,865
Change in Unrealized Appreciation (Depreciation)	(12,700)	(50,029)	34,479	(47,131)	(43,439)	(4,617)
Net Increase (Decrease) in Net Assets Resulting from Operations	48,388	72,259	70,833	115,151	137,453	220,918
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(932)	(873)	(168)	(821)	(4,714)	(5,881)
Net Realized Gain	—	—	(33,120)	—	—	—
Investment Class:
Net Investment Income	(13)	(12)	—	—	(710)	(475)
Adviser Class:
Net Investment Income	(55)	(10)	—	—	(15,036)	(11,043)
Net Realized Gain	—	—	(2,115)	—	—	—
Total Distributions	(1,000)	(895)	(35,403)	(821)	(20,460)	(17,399)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	41,928	106,789	60,278	151,827	60,966	76,613
Issued on Portfolio Merger	—	—	—	57,922	—	—
Distributions Reinvested	908	852	30,907	738	4,085	5,517
Redeemed	(198,110)	(359,368)	(151,630)	(464,461)	(71,665)	(234,798)
Investment Class:
Subscribed	1,169	2,884	—	—	21,250	19,094
Distributions Reinvested	13	12	—	—	710	474
Redeemed	(5,815)	(9,077)	—	—	(6,461)	(12,518)
Adviser Class:
Subscribed	10,601	22,406	7,666	25,773	292,048	321,821
Distributions Reinvested	55	11	2,115	—	15,023	11,032
Redeemed	(49,419)	(64,465)	(8,663)	(81,712)	(225,431)	(145,371)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(198,670)	(299,956)	(59,327)	(309,913)	90,525	41,864
Total Increase (Decrease) in Net Assets	(151,282)	(228,592)	(23,897)	(195,583)	207,518	245,383
Net Assets:
Beginning of Period	310,920	539,512	405,428	601,011	1,257,418	1,012,035
End of Period	$159,638	$310,920	$381,531	$405,428	$1,464,936	$1,257,418
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$800	$865	$4,664	$403	$9,712	$4,859

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	1,789	5,283	2,625	7,252	3,481	4,857
Shares Issued on Portfolio Merger	—	—	—	2,741	—	—
Shares Issued on Distributions Reinvested	39	42	1,380	36	234	364
Shares Redeemed	(8,510)	(18,097)	(6,632)	(22,333)	(4,068)	(15,131)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(6,682)	(12,772)	(2,627)	(12,304)	(353)	(9,910)
Investment Class:
Shares Subscribed	50	141	—	—	1,223	1,214
Shares Issued on Distributions Reinvested	1	1	—	—	41	31
Shares Redeemed	(254)	(443)	—	—	(366)	(809)
Net Increase (Decrease) in Investment Class Shares Outstanding	(203)	(301)	—	—	898	436
Adviser Class:
Shares Subscribed	458	1,117	331	1,258	16,797	20,409
Shares Issued on Distributions Reinvested	2	1	95	—	861	719
Shares Redeemed	(2,079)	(3,201)	(376)	(3,789)	(12,774)	(9,379)
Net Increase (Decrease) in Adviser Class Shares Outstanding	(1,619)	(2,083)	50	(2,531)	4,884	11,749

The accompanying notes are an integral part of the financial statements.

35

2005 Annual Report

September 30, 2005

Financial Highlights

Equity Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.36	$8.90	$7.18	$9.75	$17.28
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.16	0.14	0.11	0.08	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.87	1.44	1.72	(2.57)	(4.78)
Total from Investment Operations	2.03	1.58	1.83	(2.49)	(4.69)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.12)	(0.11)	(0.08)	(0.09)
Net Realized Gain	—	—	—	—	(2.75)
Total Distributions	(0.16)	(0.12)	(0.11)	(0.08)	(2.84)
Net Asset Value, End of Period	$12.23	$10.36	$8.90	$7.18	$9.75
Total Return	19.76%	17.83%	25.78%	(25.71)%	(30.58)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$177,607	$182,508	$150,432	$171,698	$403,062
Ratio of Expenses to Average Net Assets (1)	0.65%	0.66%	0.63%	0.66%	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.45%	1.38%	1.35%	0.78%	0.71%
Portfolio Turnover Rate	49%	113%	59%	93%	160%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.65%	0.66%	0.62%	0.66%	0.62%

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005**		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.33		$8.88	$7.17	$9.71	$17.24
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.13		0.10	0.09	0.05	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.81		1.45	1.71	(2.55)	(4.78)
Total from Investment Operations	0.94		1.55	1.80	(2.50)	(4.72)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.10)	(0.09)	(0.04)	(0.06)
Net Realized Gain	—		—	—	—	(2.75)
Total Distributions	(0.07)		(0.10)	(0.09)	(0.04)	(2.81)
Net Asset Value, End of Period	$11.20		$10.33	$8.88	$7.17	$9.71
Total Return	9.14	%‡	17.49%	25.35%	(25.83)%	(30.81)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$—		$5	$683	$601	$1,063
Ratio of Expenses to Average Net Assets (2)	3.43	%*	0.91%	0.88%	0.91%	0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.56	%*	1.13%	1.10%	0.53%	0.48%
Portfolio Turnover Rate	49%		113%	59%	93%	160%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	3.43	%*	0.91%	0.87%	0.91%	0.86%

†                     Per share amount is based on average shares outstanding.

‡                     Not Annualized.

*                    Annualized.

**             On January 3, 2005, the Adviser Class was fully liquidated, however, this Class is still active.

The accompanying notes are an integral part of the financial statements.

36

2005 Annual Report

September 30, 2005

Financial Highlights

Mid Cap Growth Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$18.52	$15.42	$11.65	$14.80	$35.15
Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.03)†	(0.04)†	(0.05)†	(0.05)†	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	5.05	3.14	3.82	(3.10)	(16.44)
Total from Investment Operations	5.02	3.10	3.77	(3.15)	(16.49)
Distributions from and/or in Excess of:
Net Realized Gain	—	—	—	—	(3.86)
Net Asset Value, End of Period	$23.54	$18.52	$15.42	$11.65	$14.80
Total Return	27.11%	20.10%	32.36%	(21.28)%	(50.80)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$755,313	$589,479	$559,760	$438,778	$1,063,186
Ratio of Expenses to Average Net Assets (1)	0.62%	0.63%	0.64%	0.65%	0.61%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.12)%	(0.23)%	(0.37)%	(0.35)%	(0.25)%
Portfolio Turnover Rate	115%	147%	180%	221%	145%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.62%	0.63%	0.63%	0.64%	0.60%

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$18.12	$15.13	$11.45	$14.59	$34.79
Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.08)†	(0.08)†	(0.08)†	(0.09)†	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	4.93	3.07	3.76	(3.05)	(16.24)
Total from Investment Operations	4.85	2.99	3.68	(3.14)	(16.34)
Distributions from and/or in Excess of:
Net Realized Gain	—	—	—	—	(3.86)
Net Asset Value, End of Period	$22.97	$18.12	$15.13	$11.45	$14.59
Total Return	26.77%	19.76%	32.14%	(21.52)%	(50.91)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$936,566	$728,058	$531,571	$386,206	$656,786
Ratio of Expenses to Average Net Assets (2)	0.87%	0.88%	0.89%	0.90%	0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.37)%	(0.48)%	(0.62)%	(0.60)%	(0.50)%
Portfolio Turnover Rate	115%	147%	180%	221%	145%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.87%	0.88%	0.88%	0.89%	0.85%

†                     Per share amount is based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

37

2005 Annual Report

September 30, 2005

Financial Highlights

U.S. Mid Cap Value Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$21.13	$18.07	$13.50	$16.91	$25.07
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.11	0.12	0.02	(0.01)	0.05
Net Realized and Unrealized Gain (Loss) on Investments	4.50	2.99	4.55	(3.38)	(4.91)
Total from Investment Operations	4.61	3.11	4.57	(3.39)	(4.86)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.05)	—	(0.02)	(0.08)
Net Realized Gain	—	—	—	—	(3.22)
Total Distributions	(0.09)	(0.05)	—	(0.02)	(3.30)
Net Asset Value, End of Period	$25.65	$21.13	$18.07	$13.50	$16.91
Total Return	21.86%	17.23%	33.85%	(20.09)%	(21.23)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$128,084	$246,694	$441,775	$672,507	$1,096,021
Ratio of Expenses to Average Net Assets (1)	0.87%	0.90%	0.88%	0.89%	0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.49%	0.57%	0.13%	(0.05)%	0.22%
Portfolio Turnover Rate	72%	146%	138%	145%	176%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.87%	0.90%	0.87%	0.89%	0.85%

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$21.00	$17.95	$13.43	$16.83	$24.97
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.08	0.08	(0.01)	(0.03)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.47	2.99	4.53	(3.37)	(4.88)
Total from Investment Operations	4.55	3.07	4.52	(3.40)	(4.87)
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	(0.02)	—	—	(0.05)
Net Realized Gain	—	—	—	—	(3.22)
Total Distributions	(0.04)	(0.02)	—	—	(3.27)
Net Asset Value, End of Period	$25.51	$21.00	$17.95	$13.43	$16.83
Total Return	21.67%	17.09%	33.66%	(20.20)%	(21.36)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,611	$8,886	$13,004	$33,100	$46,063
Ratio of Expenses to Average Net Assets (2)	1.02%	1.05%	1.03%	1.04%	1.01%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.33%	0.42%	(0.02)%	(0.20)%	0.05%
Portfolio Turnover Rate	72%	146%	138%	145%	176%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	1.02%	1.05%	1.02%	1.04%	1.00%

†                     Per share amount is based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

38

2005 Annual Report

September 30, 2005

Financial Highlights

U.S. Mid Cap Value Portfolio

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.99	$17.95	$13.44	$16.87	$25.02
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.04	0.07	(0.02)	(0.05)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	4.47	2.97	4.53	(3.38)	(4.88)
Total from Investment Operations	4.51	3.04	4.51	(3.43)	(4.89)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)	(0.00)#	—	—	(0.04)
Net Realized Gain	—	—	—	—	(3.22)
Total Distributions	(0.02)	(0.00)#	—	—	(3.26)
Net Asset Value, End of Period	$25.48	$20.99	$17.95	$13.44	$16.87
Total Return	21.52%	16.95%	33.56%	(20.33)%	(21.40)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,943	$55,340	$84,733	$99,553	$105,479
Ratio of Expenses to Average Net Assets (1)	1.12%	1.15%	1.13%	1.14%	1.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.18%	0.32%	(0.12)%	(0.30)%	(0.03)%
Portfolio Turnover Rate	72%	146%	138%	145%	176%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	1.12%	1.15%	1.12%	1.14%	1.10%

†                     Per share amount is based on average shares outstanding.

#                    Amount is less than $0.005

The accompanying notes are an integral part of the financial statements.

39

2005 Annual Report

September 30, 2005

Financial Highlights

U.S. Small Cap Value Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$22.26	$18.19	$14.04	$15.16	$21.18
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.30	0.04	0.03	0.06	0.10
Net Realized and Unrealized Gain (Loss) on Investments	3.93	4.06	4.18	(1.10)	(4.35)
Total from Investment Operations	4.23	4.10	4.21	(1.04)	(4.25)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.03)	(0.06)	(0.05)	(0.07)
Net Realized Gain	(2.07)	—	—	(0.03)	(1.70)
Total Distributions	(2.08)	(0.03)	(0.06)	(0.08)	(1.77)
Net Asset Value, End of Period	$24.41	$22.26	$18.19	$14.04	$15.16
Total Return	19.83%	22.57%	30.09%	(6.97)%	(21.25)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$355,671	$382,898	$536,620	$588,803	$1,017,346
Ratio of Expenses to Average Net Assets (1)	0.82%	0.90%	0.89%	0.89%	0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.29%	0.18%	0.21%	0.35%	0.52%
Portfolio Turnover Rate	61%	104%	159%	118%	157%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.82%	0.90%	0.89%	0.89%	0.86%

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$22.20	$18.16	$14.01	$15.13	$21.15
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.24	(0.02)	(0.01)	0.02	0.05
Net Realized and Unrealized Gain (Loss) on Investments	3.92	4.06	4.18	(1.11)	(4.34)
Total from Investment Operations	4.16	4.04	4.17	(1.09)	(4.29)
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.02)	(0.00)#	(0.03)
Net Realized Gain	(2.07)	—	—	(0.03)	(1.70)
Total Distributions	(2.07)	—	(0.02)	(0.03)	(1.73)
Net Asset Value, End of Period	$24.29	$22.20	$18.16	$14.01	$15.13
Total Return	19.49%	22.30%	29.76%	(7.22)%	(21.46)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,860	$22,530	$64,391	$51,964	$55,259
Ratio of Expenses to Average Net Assets (2)	1.07%	1.15%	1.14%	1.14%	1.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.06%	(0.07)%	(0.04)%	0.10%	0.26%
Portfolio Turnover Rate	61%	104%	159%	118%	157%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	1.07%	1.15%	1.14%	1.14%	1.11%

†                     Per share amount is based on average shares outstanding.

#                    Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

40

2005 Annual Report

September 30, 2005

Financial Highlights

Value Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.44	$13.64	$10.65	$13.80	$12.86
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.33	0.27	0.19	0.16	0.19
Net Realized and Unrealized Gain (Loss) on Investments	1.40	2.79	2.99	(3.14)	0.93
Total from Investment Operations	1.73	3.06	3.18	(2.98)	1.12
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.26)	(0.19)	(0.17)	(0.18)
Net Asset Value, End of Period	$17.89	$16.44	$13.64	$10.65	$13.80
Total Return	10.55%	22.56%	30.19%	(21.93)%	8.68%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$293,426	$275,494	$363,636	$456,996	$656,007
Ratio of Expenses to Average Net Assets (1)	0.60%	0.63%	0.63%	0.64%	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.88%	1.75%	1.57%	1.09%	1.26%
Portfolio Turnover Rate	38%	95%	65%	42%	38%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.60%	0.63%	0.62%	0.64%	0.61%

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.46	$13.65	$10.65	$13.80	$12.86
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.31	0.25	0.17	0.14	0.16
Net Realized and Unrealized Gain (Loss) on Investments	1.39	2.79	3.00	(3.15)	0.93
Total from Investment Operations	1.70	3.04	3.17	(3.01)	1.09
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.23)	(0.17)	(0.14)	(0.15)
Net Asset Value, End of Period	$17.91	$16.46	$13.65	$10.65	$13.80
Total Return	10.38%	22.37%	30.06%	(22.06)%	8.46%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$58,236	$38,742	$26,169	$19,440	$19,552
Ratio of Expenses to Average Net Assets (2)	0.75%	0.78%	0.78%	0.79%	0.77%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.73%	1.60%	1.42%	0.94%	1.08%
Portfolio Turnover Rate	38%	95%	65%	42%	38%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.75%	0.78%	0.77%	0.79%	0.76%

†       Per share amount is based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

41

2005 Annual Report

September 30, 2005

Financial Highlights

Value Portfolio

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.42	$13.62	$10.63	$13.78	$12.83
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.29	0.23	0.16	0.12	0.15
Net Realized and Unrealized Gain (Loss) on Investments	1.38	2.79	2.99	(3.14)	0.94
Total from Investment Operations	1.67	3.02	3.15	(3.02)	1.09
Distributions from and/or in Excess of:
Net Investment Income	(0.23)	(0.22)	(0.16)	(0.13)	(0.14)
Net Asset Value, End of Period	$17.86	$16.42	$13.62	$10.63	$13.78
Total Return	10.24%	22.28%	29.87%	(22.17)%	8.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,113,274	$943,182	$622,230	$534,668	$805,799
Ratio of Expenses to Average Net Assets (1)	0.85%	0.88%	0.88%	0.89%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.63%	1.50%	1.32%	0.84%	0.99%
Portfolio Turnover Rate	38%	95%	65%	42%	38%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets including Expense Offsets	0.85%	0.88%	0.87%	0.89%	0.86%

†       Per share amount is based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

42

2005 Annual Report

September 30, 2005

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (“MSIFT” or the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company. The Fund is comprised of seventeen active portfolios. The accompanying financial statements and financial highlights are those of the Equity, Mid Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, and Value Portfolios, all of which are considered diversified funds for purposes of the 1940 Act (each referred to as a “Portfolio”). The financial statements of the remaining portfolios are presented separately.

The Fund offers up to three different classes of shares for certain Portfolios - Institutional Class shares, Investment Class shares and Adviser Class shares. Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution or service fees as described in Note D. The U.S. Small Cap Value Portfolio is authorized to issue unlimited shares per class but is currently closed to new accounts.

A.    Significant Accounting Policies. The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation:  Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees (the “Trustees”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.              Repurchase Agreements: Each Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements discussed above.

3.              Foreign Currency Translation and Foreign Currency Exchange Contracts: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange

43

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio may enter into foreign currency exchange contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statements of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation, regulation of foreign securities markets and the possibility of political or economic instability.

4.              Redemption Fees: Effective August 29, 2005, the Trustees of the Fund approved the following: Shares of the Equity, Mid Cap Growth, U.S. Mid Cap Value and Value Portfolios redeemed within 7 days (30 days with respect to the U.S. Small Cap Value Portfolio) of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect each Portfolio and its shareholders from the effects of short-term trading. These fees, if any, are included on the Statement of Changes in Net Assets. For the fiscal year ended September 30, 2005, there were no redemption fees.

5.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B.    Investment Advisory Fees.  Morgan Stanley Investment Management Inc. (the “Adviser” or  “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, performs investment advisory services at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio’s average daily net assets for the quarter. Effective November 1, 2004, the investment advisory fees of certain Portfolios were reduced as reflected in the following table.

		Annual
		Investment
	Annual	Advisory Fee
	Investment	Prior to
	Advisory	November 1,
Portfolio	Fee	2004

Equity	0.500% first $150 million	0.500%
	0.450% next $100 million
	0.400% next $100 million
	0.350% over $350 million
Mid Cap Growth	0.500%	0.500%
U.S. Mid Cap Value	0.720% first $1 billion	0.750%
	0.650% over $1 billion
U.S. Small Cap Value	0.670% first $500 million	0.750%
	0.645% next $500 million
	0.620% over $1 billion
Value	0.500% first $1 billion	0.500%
	0.450% next $1 billion
	0.400% next $1 billion
	0.350% over $3 billion

C.    Administration Fees.  Prior to November 1, 2004, MS Investment Management (the “Administrator”) also provided the Fund with administration services pursuant to an administration agreement for an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio’s average daily net assets, plus reimbursement of out-of-pocket expenses.

44

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

Effective November 1, 2004, MS Investment Management serves as Administrator to the Fund pursuant to an Amended and Restated Administration Agreement. Under the amended and Restated Administration Agreement, the administration fee will remain the same while services covered by the administration fee will change. Administration costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the administration agreement, which were previously borne by the Fund), except pricing services and extraordinary expenses, will now be covered under the administration fee. Transfer agency expenses will no longer be paid by MS Investment Management, but will be borne by the Fund.

Under an agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D.    Distribution and Shareholder Servicing Fees.  Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides certain classes of shares in each Portfolio with distribution and shareholder services, and receives fees in connection with these services, pursuant to a Distribution Plan and a Shareholder Service Plan (the “Plans”) in accordance with Rule 12b-1 under the 1940 Act.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to compensate the Distributor for distribution efforts and/or servicing of accounts. The Adviser Class of shares pays an annual distribution fee of up to 0.25% of average daily net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays an annual shareholder servicing fee of 0.15% of average daily net assets of the class. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MSDI. The distribution fee may be retained by MSDI if an Adviser Class shareholder invests directly through MSDI. Usually the fees are paid by MSDI to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute MSIFT Portfolios to the public.

E.     Custodian Fees. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

F.     Transfer Agency Fees.  JPMIS serves as transfer agent to the Fund pursuant to a Transfer Agency Agreement. Prior to November 1, 2004, transfer agency expenses were borne by MS Investment Management.

G.    Portfolio Investment Activity.

1.              Purchases and Sales of Securities. For the fiscal year ended September 30, 2005, purchases and sales of investment securities other than temporary cash investments and long-term U.S. government securities were:

Portfolio	Purchases (000)	Sales (000)
Equity	$89,366	$122,042
Mid Cap Growth	1,652,863	1,640,997
U.S. Mid Cap Value	152,212	352,797
U.S. Small Cap Value	222,880	310,436
Value	693,658	556,504

For the fiscal year ended September 30, 2005, there were no purchases or sales of long-term U.S. government securities.

2.               Transactions with Affiliates. During the fiscal year ended September 30, 2005, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/ dealer.

Broker
Portfolio	Commissions
(000)
Equity	$4
Mid Cap Growth	43
U.S. Mid Cap Value	23
U.S. Small Cap Value	34
Value	20

H.    Securities Lending. Certain Portfolios may lend investment securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

45

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios’ Statements of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower. The value of loaned securities and related collateral outstanding at September 30, 2005 are as follows:

	Value of
	Loaned	Value of
Portfolio	Securities (000)	Collateral (000)
Equity	$11,483	$11,615
Value	126,908	139,160

For the fiscal year ended September 30, 2005, the following Portfolios had income from securities lending (after rebates to borrowers and fee paid to securities lending agent):

Net Interest
Earned by
Portfolio	Portfolio (000)
Equity	$35
Value	221

I. Federal Income Taxes. It is each Portfolio’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Dividends from net investment income, if any, are declared and paid quarterly for the Equity and Value Portfolios. The Mid Cap Growth, U.S. Mid Cap Value, and U.S. Small Cap Value Portfolios dividends are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2005 and 2004 were as follows:

	2005 Distributions
	Paid From:
	Ordinary	Long-term
Portfolio	Income (000)	Capital Gain (000)
Equity	$2,799	$—
U.S. Mid Cap Value	1,000	—
U.S. Small Cap Value	168	35,235
Value	20,460	—

	2004 Distributions
	Paid From:
	Ordinary	Long-term
Portfolio	Income (000)	Capital Gain (000)
Equity	$2,005	$—
U.S. Mid Cap Value	895	—
U.S. Small Cap Value	821	—
Value	17,399	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains or losses on securities and futures, including Post October Losses. Permanent differences are generally due to REIT adjustments and net operating losses. Permanent book and tax basis differences may result in reclassifications to undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At September 30, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term
Portfolio	Income (000)	Capital Gain (000)
Equity	$740	$—
U.S. Mid Cap Value	821	—
U.S. Small Cap Value	9,001	27,150
Value	9,711	92,750

46

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

At September 30, 2005, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

				Net
				Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)
Equity	$168,932	$25,348	$(5,361)	$19,987
Mid Cap Growth	1,406,918	331,874	(43,156)	288,718
U.S. Mid Cap Value	141,027	21,898	(3,192)	18,706
U.S. Small Cap Value	311,907	77,690	(6,977)	70.713
Value	1,508,221	160,110	(62,739)	97,371

At September 30, 2005, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

	Expiration Date
	September 30,
	(000)
Portfolio	2009	2010	2011	2012	Total
Equity	$—	$42,763	$32,106	$—	$74,869
Mid Cap Growth	—	599,473	303,325	—	902,798
U.S. Mid Cap Value	—	36,547	157,636	—	194,183

During the fiscal year ended September 30, 2005, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Capital Loss
Carryforward
Portfolio	Utilized (000)
Equity	$23,009
Mid Cap Growth	200,774
U.S. Mid Cap Value	59,588
Value	61,040

J. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

K. Other.  At September 30, 2005, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

	Percentage
	of Ownership
	Institutional	Investment	Adviser
Portfolio	Class	Class	Class
Equity	60.1%	—%	—%
Mid Cap Growth	61.2	—	91.1
U.S. Mid Cap Value	59.5	98.3	63.9
U.S. Small Cap Value	89.8	—	72.3
Value	56.21	100.0	98.9

L. Subsequent Event.  On October 27, 2005, the Fund’s Trustees, on behalf of the Equity Portfolio, approved a merger of this Portfolio into the Large Cap Relative Value Portfolio of Morgan Stanley Institutional Fund, Inc. (the “Company”). Specifically, the Trustees approved an Agreement and Plan of Reorganization by and between the Fund and the Company (the “Reorganization”), pursuant to which substantially all of the assets of the Equity Portfolio would be combined with those of the Large Cap Relative Value Portfolio, and shareholders of the Equity Portfolio would become shareholders of the Large Cap Relative Value Portfolio, receiving shares of the Large Cap Relative Value Portfolio equal to the value of their holdings in the Equity Portfolio. Adviser Class shareholders will receive Class B shares of the Large Cap Relative Value Portfolio. The Reorganization is subject to the approval of the shareholders of the Equity Portfolio, at a special meeting of the shareholders currently scheduled to be held on or about April 5, 2006. A proxy statement formally detailing the proposal, the reasons for the Reorganization, and information concerning the Large Cap Relative Value Portfolio will be distributed to shareholders of the Equity Portfolio.

47

2005 Annual Report

September 30, 2005

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Morgan Stanley Institutional Fund Trust:

We have audited the accompanying statements of assets and liabilities of Equity Portfolio, Mid Cap Growth Portfolio, U.S. Mid Cap Value Portfolio, U.S. Small Cap Value Portfolio and Value Portfolio (the Funds) (five of the portfolios constituting Morgan Stanley Institutional Fund Trust), including the portfolios of investments, as of September 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2001 were audited by other auditors whose report, dated November 16, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned five Funds of Morgan Stanley Institutional Fund Trust at September 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 10, 2005

48

2005 Annual Report

September 30, 2005

Federal Income Tax Information: (unaudited)

For the year ended September 30, 2005, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each applicable Portfolio were:

Portfolio	Percentage
Equity	100.0%
U.S. Mid Cap Value	100.0
U.S. Small Cap Value	99.9
Value	100.0

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal tax return:

Long-term
Portfolio	Capital Gain - 20% (000)
U.S. Small Cap Value	$35,235

For the year ended September 30, 2005, qualified dividend income for each applicable Portfolio totaled:

Qualifying
Dividend
Portfolio	Income (000)
Equity	$2,800
U.S. Mid Cap Value	1,000
U.S. Small Cap Value	168
Value	20,460

For the year ended September 30, 2005, the Portfolios earned no income from direct U.S. Treasury Obligations.

* The information reported in this notice may differ from the information shareholders receive for the calendar year ending December 31, 2005. Amounts for the calendar year ending December 31, 2005 will be provided with Form 1099-DIV to be mailed on or before January 31, 2006.

49

2005 Annual Report

September 30, 2005

Trustee and Officer Information (unaudited)

Independent Trustees:

				Number of
				Portfolios in
		Term of Office		Fund Complex
Name, Age and Address of	Position(s) Held	and Length of		Overseen by
Trustee	with Registrant	Time Served*	Principal Occupation(s) During Past 5 Years	Trustee**	Other Directorships Held by Trustee
Michael Bozic (64) Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Trustee since July 2003	Private Investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	197	Director of various business organizations.

Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Trustee since July 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (Utility Company); formerly Managing Director of Summit Ventures LLC (2000-2004) (Lobbying and Consulting Firm); United States Senator (R- Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197

Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA ((industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and The Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Trustee since July 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of the PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of the Field Museum of Natural History; director of various other business and charitable organizations.

Dr. Manuel H. Johnson (56) c/o Johnson Smick Group Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Trustee since July 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holdings company).

Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Trustee since August 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001- July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Michael Nugent (69) Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Trustee since July 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197

50

2005 Annual Report

September 30, 2005

Trustee and Officer Information (cont’d)

Independent Trustees:

Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Trustee	Trustee since June 1992	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustees:

				Number of
				Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with	and Length of		Overseen by
Name, Age and Address of Trustee	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years	Trustee**	Other Directorships Held by Trustee
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chairman and Trustee	Chairman and Trustee since July 2003	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.

James F. Higgins (57) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Trustee since July 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*             Each Trustee serves an indefinite term, until his or her successor is elected.

**      The Fund Complex includes all funds advised by Morgan Stanley Investments LP (“MSI”) that have an investment advisor that is an affiliated entity of MSI (including but not limited to, Morgan Stanley Investment Management Inc. (“MSIM”), Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSI, MSIM and Morgan Stanley AIP GP LP.

Additional information about the Fund’s Trustees can be found in the Fund’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-354-8185. You may also retrieve this information on-line at the Securities and Exchange Commission’s website at “http://www.sec.gov”. To aid you in obtaining this information on-line, the Fund’s Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

51

2005  Annual Report

September 30, 2005

Trustee and Officer Information (cont’d)

Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*		Principal Occupation(s) During Past 5 Years

Ronald E. Robison (66) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since July 2003)

President (since September 2005) and Principal Executive Officer of funds in the Fund Complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Management Inc., Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004); President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously Executive Vice President (July 2003 - September 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Institutional Funds (March 2001-July 2003), Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Chief Executive Officer and Chairman of Van Kampen Investor Services.

Joseph J. McAlinden (62) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2003

Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; Director of Morgan Stanley Trust; Chief Investment Officer of the Van Kampen Funds; Vice President of the Institutional Funds (since July 2003) and the Retail Funds (since July 1995).

Barry Fink (50) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2003

General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000), Secretary (since February 1997) and Director (since July 1998) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Vice President and General Counsel of the Retail Funds; Assistant Secretary of Morgan Stanley DW Inc.; Vice President of the Institutional Funds (since July 2003); Managing Director, Secretary and Director of Morgan Stanley Distributors Inc.; previously Secretary of the Retail Funds (February 1997- July 2003) and General Counsel (February 1997-April 2004) of the Retail Funds; Vice President and Assistant General Counsel of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. (February 1997- December 2001).

Amy R. Doberman (43) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2004

Managing Director and General Counsel, U.S. Investment Management; Managing Director of the Investment Manager and Morgan Stanley Investment Advisor Inc.; Vice President of the Institutional and Retail Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); previously, Managing Director and General Counsel - Americas, UBS Global Asset Management (July 2000-July 2004) and General Counsel, Aeltus Investment Management, Inc. (January 1997-July 2000).

Carsten Otto (41) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Chief Compliance Officer since 2004	,

Executive Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Executive Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since December 1997

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

James W. Garrett (36) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002; Chief Financial Officer since July 2003

Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; Treasurer and Chief Financial Officer of the Institutional Funds; previously with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

Michael J. Leary (38) J.P. Morgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Assistant Treasurer since March 2003		Assistant Director and Vice President of Fund Administration, J.P. Morgan Investor Services Co. (formerly Chase Global Funds Services Company); formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Secretary since June 1999

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Secretary of the Institutional Funds (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

* Each Officer serves an indefinite term, until his or her successor is elected.

52

2005 Annual Report

September 30, 2005

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

Distributor

Morgan Stanley Distribution, Inc.

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, PA 19428-2899

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, NY 10017

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10166

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1(800) 354-8185 or by visiting our website at www.morganstanley.com/im. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1(800) 354-8185. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Portfolio’s investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 354-8185.

53

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

Investment Adviser: (610) 940-5000 • MSIF Trust (800) 354-8185

© 2005 Morgan Stanley

934-EQAR-1105

2005 Annual Report
September 30, 2005

Morgan Stanley Institutional Fund Trust

Advisory Portfolios

Advisory Foreign Fixed Income

Advisory Foreign Fixed Income II

Advisory Mortgage

2005 Annual Report

September 30, 2005

Shareholder’s Letter	2
Investment Advisory Agreement Approval	3
Investment Overviews & Portfolios of Investments
Advisory Portfolios:

Advisory Foreign Fixed Income	7
Advisory Foreign Fixed Income II	10
Advisory Mortgage	13

Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Statement of Cash Flows	22
Financial Highlights	23
Notes to Financial Statements	26
Report of Independent Registered Public
Accounting Firm	33
Federal Income Tax Information	34
Trustee and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call 1 (800) 354-8185. Please read the prospectus carefully before you invest or send money.

1

2005 Annual Report

September 30, 2005

Shareholder’s Letter

Dear Shareholders:

We are pleased to present to you the Fund’s Annual Report for the year ended September 30, 2005. Our Fund currently consists of 17 portfolios. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization), and fixed income (e.g., short, medium, and long duration; investment grade and high yield).

Significant Developments

On September 12, 2005, Mitch Merin, President and Chief Operating Officer of Morgan Stanley Investment Management Inc. and President of the Fund, announced his intention to retire.  I, Ronald E. Robison, Managing Director, will serve as President and Principal Executive Officer of the Fund.

Sincerely,

Ronald E. Robison

President and Principal Executive Officer

October 2005

2

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (unaudited)

ADVISORY PORTFOLIOS

The Board considered the following with respect to each Portfolio:

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by each Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to each Portfolio. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of each Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with each Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to each Portfolio.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and its affiliates from their relationship with each Portfolio and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser.  The Board concluded that the float benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for each Portfolio (“soft dollars”).  The Board noted that each Portfolio invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

3

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

Historical Relationship Between each Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between each Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing each Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for each Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by each Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of each Portfolio’s business.

The Board considered the following with respect to the Advisory Foreign Fixed Income Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for all three periods. The Board discussed with the Adviser possible steps to improve performance.  The Adviser informed the Board that the Portfolio is designed to be included with other investments as one element of a broader strategy in separate individually managed accounts of Morgan Stanley clients.  Based on discussions with the Adviser, the Board concluded that comparing this Portfolio with other stand-alone investments, such as the international income funds that comprise the performance peer group, is not meaningful or relevant.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board also reviewed the level of the Portfolio’s management fee and concluded that the fee, compared to the Portfolio’s expense peer group, was sufficiently low that the Board did not need to consider adding breakpoints at this time.

4

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

The Board considered the following with respect to the Advisory Foreign Fixed Income II Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for all three periods. The Board discussed with the Adviser possible steps to improve performance. The Adviser informed the Board that the Portfolio is designed to be included with other investments as one element of a broader strategy in separate individually managed accounts of Morgan Stanley clients.  Based on discussions with the Adviser, the Board concluded that comparing this Portfolio with other stand-alone investments, such as the international income funds that comprise the performance peer group, is not meaningful or relevant.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board also reviewed the level of the Portfolio’s management fee and concluded that the fee, compared to the Portfolio’s expense peer group, was sufficiently low that the Board did not need to consider adding breakpoints at this time.

The Board considered the following with respect to the Advisory Mortgage Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for the one-year period but better for the three- and five-year periods. Notwithstanding the overall better performance of the Portfolio, the Adviser informed the Board that the Portfolio is designed to be included with other investments as one element of a broader strategy in separate individually managed accounts of Morgan Stanley clients.  Based on discussions with the Adviser, the Board concluded that comparing this Portfolio with other stand-alone investments, such as the international income funds that comprise the performance peer group, is not meaningful or relevant.

5

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fee (together, the “management fee”) paid by the Fund under the Management Agreement and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board also reviewed the level of the Portfolio’s management fee and concluded that the fee, compared to the Portfolio’s expense peer group, was sufficiently low that the Board did not need to consider adding breakpoints at this time.

The Board considered the following with respect to each Portfolio:

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement with respect to each Portfolio for another year.

6

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

Advisory Foreign Fixed Income Portfolio

The Advisory Foreign Fixed Income Portfolio seeks above average total return over a market cycle of three to five years. The Portfolio invests primarily in fixed income securities of government and corporate issuers in countries other than the U.S., including both investment grade and high yield securities rated B or higher (commonly referred to as “junk bonds”). The Portfolio may invest, to a limited degree, in issuers located in emerging markets. A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. The securities held in the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. There is no minimum or maximum maturity for any individual security. The Adviser may use futures, forwards, swaps and other derivatives in managing the Portfolio. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High yield fixed income securities represent a much greater risk of default and tend to be more volatile than higher rated bonds.

Performance

For the fiscal year ended September 30, 2005, the Portfolio had a total return of 4.30% compared to 7.03% for the Citigroup World Government Bond Index, excluding the United States, hedged to U.S. dollars (the “Index”) and 2.93% for the Citigroup U.S. Broad Investment Grade Bond Index.

Factors Affecting Performance

•      Most U.S. and international market rates declined during the one-year period, and the dollar’s value increased versus major currencies.

•      The Portfolio returned less than the Index because of its focus on short-maturity bonds, which began the period with lower yields and total returns.

•      As this Portfolio is a special vehicle fund used solely as a part of our clients’ broader Morgan Stanley-managed fixed income strategy, formal evaluation of the Portfolio’s return in isolation versus a benchmark is an inappropriate measure of its success.  The opportunistic allocation to this Portfolio over the review period made a positive contribution to separate account returns.

Management Strategies

•      The Portfolio’s exposure to Euro-denominated corporate bonds was closed in the second quarter of 2005, as these securities reached valuation targets.  The Portfolio currently is invested in a diversified set of short European government bonds.

•      To minimize exposure to changes in the value of the U.S. dollar, the Portfolio’s currency exposure remains hedged to the U.S. dollar.

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Citigroup World Government Bond Ex-U.S. Hedged Index(1) and the Citigroup U.S. Broad Investment Grade Bond Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)
Portfolio(4)	4.30%	5.77%	7.75%	8.16%
Citigroup World Government Bond Ex-U.S. Hedged Index	7.03	5.71	7.53	8.22
Citigroup U.S. Broad Investment Grade Bond Index	2.93	6.67	6.57	7.28

(1)   The Citigroup World Government Bond Ex-U.S Hedged Index is a market-capitalization weighted benchmark that tracks the performance of the 20 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Issuers must carry an investment grade (BBB-/Baa3) or higher credit rating to remain eligible for inclusion. The index is hedged to the U.S. dollar by using a rolling one- month forward exchange contract as a hedging instrument.

(2)   The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted Index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.

7

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Advisory Foreign Fixed Income Portfolio

(3)   Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)   Commenced operations on October 7, 1994.

(5)   For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested.  Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2005 —
	Account Value	September 30,	September 30,
	April 1, 2005	2005	2005
Actual	$1,000.00	$1,024.00	$0.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.31	0.77

*      Expenses are equal to the Portfolio’s annualized net expense ratio of 0.15% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by country and/or investment type, as a percentage of total investments.

8

2005 Annual Report

September 30, 2005

Portfolio of Investments

Advisory Foreign Fixed Income Portfolio

	Face
	Amount		Value
	(000)		(000)
Fixed Income Securities (39.5%)
Austria (4.2%)
Republic of Austria
5.88%, 7/15/06	EUR	175	$216
Belgium (22.3%)
Kingdom of Belgium
4.75%, 9/28/06	940		1,157
Denmark (4.4%)
Kingdom of Denmark
3.00%, 11/15/06	DKK	1,425	231
France (4.5%)
Government of France B.T.A.N.
3.75%, 1/12/07	EUR	190	233
Netherlands (4.1%)
Netherlands Government
3.00%, 7/15/06	175		212
Total Fixed Income Securities (Cost $2,137)			2,049
Short-Term Investment (16.6%)
Repurchase Agreement (16.6%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $859 (Cost $859)	$	(f)859	859
Total Investments (56.1%) (Cost $2,996)			2,908
Other Assets in Excess of Liabilities (43.9%)			2,280
Net Assets (100%)			$5,188

(f)            Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

DKK       Danish Krone

EUR        Euro

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
EUR	1,509	$1,816	10/26/05	USD	1,834	$1,834	$18
DKK	1,465	236	11/25/05	USD	241	241	5
		$2,052				$2,075	$23

USD — U.S. Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
Euro—Schatz (2) yr. (Germany)	18	$2,297	Dec-05	$(10)

The accompanying notes are an integral part of the financial statements.

9

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

Advisory Foreign Fixed Income II Portfolio

The Advisory Foreign Fixed Income II Portfolio seeks above average total return over a market cycle of three to five years. The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, issuers located in emerging markets. A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. The securities held in the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. There is no minimum or maximum maturity for any individual security. The Adviser may use futures, forwards, swaps and other derivatives in managing the Portfolio. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

Performance

For the fiscal year ended September 30, 2005, the Portfolio had a total return of 3.11% compared to 7.03% for the Citigroup World Government Bond Index, excluding the United States, hedged to U.S. dollars, (the “Index”) and 2.93% for the Citigroup U.S. Broad Investment Grade Bond Index.

Factors Affecting Performance

•      Most U.S. and international interest rates were lower over the review period, and the dollar’s value increased versus major currencies.

•      The Portfolio returned less than the Index because focus on short-maturity bonds, which began the period with lower yields and total returns.

•      As this Portfolio is a special vehicle used solely as a part of our clients’ broader Morgan Stanley-managed fixed income strategy, formal evaluation of the Portfolio’s return in isolation versus a benchmark is an inappropriate measure of its success.  The opportunistic allocation to this Portfolio over the review period made a positive contribution to separate account returns.

Management Strategies

•      The Portfolio’s exposure to Euro-denominated corporate bonds was closed in the second quarter of 2005, as these securities reached valuation targets.  The Portfolio currently is invested in a diversified set of short European government bonds.

•      To minimize exposure to changes in the value of the U.S. dollar, the Portfolio’s currency exposure remains hedged to the U.S. dollar.

*      Minimum Investment

**   Commenced operations on June 20, 2000.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Citigroup World Government Bond Ex-U.S. Hedged Index(1) and the Citigroup U.S. Broad Investment Grade Bond Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Since
	Year	Years	Inception(5)
Portfolio(4)	3.11%	5.84%	5.88%
Citigroup World Government Bond Ex-U.S. Hedged Index	7.03	5.71	5.69
Citigroup U.S. Broad Investment Grade Bond Index	2.93	6.67	6.97

(1)   The Citigroup World Government Bond Ex-U.S Hedged Index is a market-capitalization weighted benchmark that tracks the performance of the 20 Government bonds markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Issuers must carry an investment grade (BBB-/Baa3) or higher credit rating to remain eligible for inclusion. The index is hedged to the U.S. dollar by using a rolling one-month forward exchange contract as a hedging instrument.

(2)   The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted Index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.

(3)   Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

10

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Advisory Foreign Fixed Income II Portfolio

(4)   Commenced operations on June 20, 2000.

(5)   For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2005 —
	Account Value	September 30,	September 30,
	April 1, 2005	2005	2005
Actual	$1,000.00	$1,011.80	$0.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.32	0.76

*      Expenses are equal to the Portfolio’s annualized net expense ratio of 0.15%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holding by country and/or investment type, as a percentage of total investments.

11

2005 Annual Report

September 30, 2005

Portfolio of Investments

Advisory Foreign Fixed Income ll Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (34.4%)
Austria (4.4%)
Republic of Austria
5.88%, 7/15/06	EUR	45	$56
Belgium (22.0%)
Kingdom of Belgium
4.75%, 9/28/06	230		283
France (4.3%)
Government of France B.T.A.N.
3.75%, 1/12/07	45		55
Netherlands (3.7%)
Netherlands Government
3.00%, 7/15/06	40		48
Total Fixed Income Securities (Cost $472)			442
Short-Term Investment (17.6%)
Repurchase Agreement (17.6%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $55 (Cost $226)	$	(f)226	226
Total Investments (52.0%) (Cost $698)			668
Other Assets in Excess of Liabilities (48.0%)			617
Net Assets (100%)			$1,285

(f)            Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

EUR        Euro

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

						Net
Currency			In			Unrealized
to			Exchange			Appreciation
Deliver	Value	Settlement	For		Value	(Depreciation)
(000)	(000)	Date	(000)		(000)	(000)
EUR 366	$440	10/26/05	USD	445	$445	$5

USD— U.S. Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
Euro—Schatz 2 yr. (Germany)	5	$638	Dec-05	$(3)

The accompanying notes are an integral part of the financial statements.

12

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

Advisory Mortgage Portfolio

The Advisory Mortgage Portfolio seeks returns consistent with returns generated by the market for mortgage securities. The Portfolio invests primarily in investment grade mortgage securities of the U.S. Government and private issuers, and in mortgage derivatives. The Portfolio also invests in other U.S. Government securities and investment grade fixed income securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of seven years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, forwards, swaps and other derivatives in managing the Portfolio. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

Performance

For the fiscal year ended September 30, 2005, the Portfolio had a total return of 4.44% compared to 3.29% for the Lehman Mortgage Index (the “Index”).

Factors Affecting Performance

•      Interest rates rose over the course of the period as some of the economic pessimism plaguing the U.S. bond market began to diminish.

•      Higher-coupon mortgages outperformed other mortgage issues, allowing the Portfolio's focus in this area to add value during the period. Over the past six months, our underweight in current and discount coupon mortgages contributed positively to performance as well.

•      The Portfolio's paying of fixed-rates on specific interestrate swaps also added value as swap spreads widened.

•      As this Portfolio is a special vehicle used solely as a part of our clients’ broader Morgan Stanley-managed fixed income strategy, formal evaluation of the Portfolio’s return in isolation versus a benchmark is an inappropriate measure of its success.

Management Strategies

•      Higher-coupon mortgages continue to offer the best relative value in the mortgage area. Prices and yields of the Portfolio's security holdings in this area continue to anticipate extremely fast prepayment assumptions; this strategy should continue to add value in an environment where actual prepayments remain slower than expected. Lower- and current-coupon mortgages are rich, so we continue to minimize exposure to these securities within the Portfolio.

•      The Portfolio continues to pay fixed rates on selected zero-coupon interest-rate swaps and receive variable rates from highly-rated counterparties; we believe this strategy will continue to benefit in an environment where liquidity spreads widen, which is most likely as the Federal Reserve withdraws even more liquidity from the banking system.

•      The Portfolio also maintains exposure to commercial mortgage-backed securities ("CMBS") via total return swaps (receive CMBS total return, pay floating rates) with highly-rated counterparties.

Comparison of the Change in Value of a $5 Million* Investment
Since Inception

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Lehman Mortgage Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(4)

Portfolio(3)	4.44%	6.93%	6.87%	7.15%
Lehman Mortgage Index	3.29	6.12	6.46	6.79

(1)   The Lehman Mortgage Index includes GNMA, FNMA and FHLMC pass-through securities with original maturities of 15, 20 and 30 years, as well as balloon mortgages. The Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. These aggregates are defined according to agency, program, pass-through coupon and origination year. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. The Index

13

2005 Annual Report

September 30, 2005

Investment Overview (cont'd)

Advisory Mortgage Portfolio

excludes buydown, graduated equity mortgages, project loans, ARMS, non-agency mortgages and CMOs.

(2)   Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)   Commenced operations on April 12, 1995.

(4)   For comparative purposes, average annual since inception returns listed for the index refer to the inception date or initial offering of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ration and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2005 —
	Account Value	September 30,	September 30,
	April 1, 2005	2005	2005
Actual	$1,000.00	$1,024.50	$0.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.67	0.41

*    Expenses are equal to the Portfolio’s annualized expense ratio of 0.08% , multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by investment type, as a percentage of total investments.

*  Investment types which do not appear in the top 10 investment types and investment types which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

14

2005 Annual Report

September 30, 2005

Portfolio of Investments

Advisory Mortgage Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (117.6%)
Agency Adjustable Rate Mortgages (1.6%)
Federal National Mortgage Association, Adjustable Rate Mortgages:
3.773%, 6/1/34	$70	$69
Government National Mortgage Association, Adjustable Rate Mortgages:
3.75%, 7/20/25 - 9/20/27	6,644	6,743
4.125%, 10/20/25 - 12/20/27	8,338	8,486
4.375%, 5/20/24 - 2/20/28	37,125	37,473
		52,771
Agency Fixed Rate Mortgages (53.4%)
Federal Home Loan Mortgage Corporation, Conventional Pools:
7.00%, 10/26/29	@—	@—
8.00%, 3/1/07 - 9/1/08	31	33
8.25%, 10/1/06 - 7/1/08	10	10
8.75%, 4/1/08	10	10
9.00%, 10/1/16	31	34
9.50%, 10/1/16 - 3/1/20	1,354	1,492
10.00%, 1/1/09 - 12/1/20	3,594	3,962
10.25%, 1/1/09 - 12/1/11	21	22
10.50%, 11/1/08 - 12/1/20	1,911	2,105
11.00%, 2/1/11 - 9/1/20	1,008	1,117
11.25%, 6/1/10 - 12/1/15	14	15
11.50%, 12/1/09 - 9/1/19	729	798
11.75%, 3/1/11 - 4/1/15	47	52
12.00%, 10/1/09 - 7/1/20	689	759
12.50%, 10/1/09 - 6/1/15	94	104
13.00%, 9/1/10 - 11/1/13	6	7
13.50%, 2/1/10	3	3
Gold Pools:
5.50%, 10/1/08 - 8/1/20	176,554	179,283
6.00%, 10/1/28 - 12/1/28	647	659
6.50%, 5/1/21 - 11/1/33	7,701	7,931
7.00%, 12/1/26 - 11/1/32	26,318	27,512
7.50%, 2/1/23 - 1/1/34	55,677	59,063
8.00%, 5/1/20 - 12/1/31	25,900	27,637
8.50%, 10/1/10 - 7/1/31	62,286	67,769
9.00%, 10/1/17 - 1/1/31	5,265	5,781
9.50%, 11/1/16 - 12/1/22	1,946	2,144
10.00%, 6/1/17 - 4/1/25	1,479	1,632
10.50%, 7/1/19 - 3/1/21	532	596
11.00%, 7/1/17 - 9/1/20	465	509
11.50%, 1/1/16 - 6/1/20	218	240
12.00%, 6/1/20	522	573
12.50%, 7/1/19	14	16
October TBA
7.00%, 10/1/35	(i)25,450	26,595
November TBA
5.00%, 11/1/20	(i)90,400	90,089
6.00%, 11/1/35	(i)91,900	93,422
Federal National Mortgage Association, Conventional Pools:
4.50%, 8/1/18	$468	$459
5.50%, 3/1/17	490	498
6.00%, 4/1/13 - 1/1/29	737	755
6.50%, 1/1/24 - 11/1/34	155,390	160,174
7.00%, 1/1/08 - 2/1/33	8,859	9,285
7.50%, 10/1/12 - 4/1/33	109,413	115,863
8.00%, 3/1/07 - 4/1/33	93,768	100,288
8.50%, 5/1/08 - 5/1/32	81,470	88,655
9.00%, 6/1/18 - 4/1/26	1,987	2,162
9.50%, 7/1/16 - 4/1/30	10,437	11,515
10.00%, 9/1/10 - 11/1/25	9,803	10,925
10.50%, 5/1/06 - 6/1/27	3,232	3,611
10.75%, 10/1/11	27	30
11.00%, 10/1/13 - 7/1/25	743	826
11.50%, 2/1/11 - 8/1/25	1,361	1,499
12.00%, 1/1/13 - 8/1/20	656	723
12.50%, 2/1/11 - 9/1/15	743	828
October TBA
5.00%, 10/1/20	(i)37,850	37,755
6.00%, 10/1/34	(i)23,950	24,354
7.00%, 10/1/35	(i)250,300	262,033
7.50%, 10/1/35	(i)5,500	5,821
November TBA
4.50%, 11/1/20	(i)123,650	121,022
5.00%, 11/1/20	(i)49,350	49,180
Government National Mortgage Association, Various Pools:
5.50%, 12/15/32	112	113
6.50%, 10/15/10	33	34
7.00%, 7/15/31	258	272
8.50%, 7/15/08 - 3/15/20	2,560	2,785
9.00%, 11/15/16 - 11/15/24	15,250	16,634
9.50%, 7/15/09 - 10/15/24	35,627	39,319
10.00%, 11/15/09 - 2/15/26	52,495	58,953
10.50%, 4/15/13 - 4/15/25	11,245	12,678
11.00%, 12/15/09 - 4/15/21	15,858	17,474
11.50%, 3/15/10 - 11/15/19	995	1,106
12.00%, 11/15/12 - 5/15/16	2,115	2,403
12.50%, 5/15/10 - 4/15/19	136	152
13.00%, 1/15/11 - 10/15/13	50	56
13.50%, 5/15/10 - 5/15/13	64	73
		1,762,287
Asset Backed Corporates (0.7%)
American Express Credit Account Master Trust
3.878%, 9/15/09	(h)1,600	1,603
3.878%, 12/15/09	(h)1,200	1,203
3.88%, 11/16/09	(h)1,800	1,804
3.908%, 9/15/08	(h)1,200	1,201
Asset Backed Funding Certificates
4.02%, 6/25/25	(h)168	169
BA Master Credit Card Trust
3.888%, 6/15/08	(h)1,800	1,803

The accompanying notes are an integral part of the financial statements.

15

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont'd)

Advisory Mortgage Portfolio

	Face
	Amount	Value
	(000)	(000)
Asset Backed Corporates (cont'd)
Bank One Issuance Trust
3.818%, 2/17/09	$ (h)1,800	$1,802
Bear Stearns Asset Backed Securities, Inc.
4.03%, 9/25/34	(h)557	558
Capital Auto Receivables Asset Trust
1.44%, 2/15/07	191	190
2.64%, 3/17/08	154	152
3.848%, 1/15/08	(h)800	801
Citibank Credit Card Issuance Trust
6.90%, 10/15/07	805	806
Fleet Credit Card Master Trust II
2.75%, 4/15/08	350	350
GE Capital Credit Card Master Note Trust
3.808%, 9/15/10	(h)900	901
GE Dealer Floorplan Master Note Trust
3.846%, 7/20/08	(h)850	850
Harley-Davidson Motorcycle Trust
3.09%, 6/15/10	163	161
J.P. Morgan Chase Commercial Mortgage Securities Corp.
3.942%, 4/16/19	(e)(h)851	852
Long Beach Mortgage Loan Trust
3.97%, 2/25/35	(h)682	682
MBNA Credit Card Master Note Trust
3.878%, 8/17/09	(h)1,800	1,804
3.908%, 2/16/10	(h)1,300	1,304
New Century Home Equity Loan Trust
3.97%, 2/25/35	(h)355	356
4.01%, 8/25/34	(h)141	141
Residential Asset Securities Corp.
3.99%, 10/25/22	(h)389	390
4.00%, 7/25/21	(h)149	149
SLM Student Loan Trust
3.67%, 10/25/12 - 4/25/13	(h)3,400	3,397
3.69%, 1/25/13	(h)634	635
Wachovia Auto Owner Trust
2.40%, 5/21/07	401	400
Wells Fargo Home Equity Trust
4.00%, 2/25/18	(h)259	259
		24,723

Collateralized Mortgage Obligations — Agency Collateral Series (1.9%)
Federal Home Loan Mortgage Corporation
Inv Fl IO
2.19%, 3/15/24	57,463	1,816
4.232%, 6/15/28 - 3/15/32	9,093	394
4.632%, 12/15/27	3,601	69
4.68%, 12/15/23	3,560	339
4.732%, 9/15/30	3,632	337
28.188%, 11/15/07	59	12
Inv Fl IO PAC
5.788%, 3/15/08	379	17
6.38%, 2/15/08	669	26
Inv Fl IO REMIC
3.73%, 8/15/30	152	8
IO
5.00%, 6/15/17	$505	$54
5.50%, 1/15/29 - 8/15/30	21,864	1,722
6.00%, 5/1/31	2,010	365
6.50%, 4/1/28 - 5/15/33	2,991	603
7.00%, 6/1/30 - 3/1/32	8,214	1,781
7.50%, 4/1/28 - 9/1/30	4,301	898
8.00%, 10/15/12 - 6/1/31	13,739	3,201
IO PAC
1.00%, 2/15/27	7,209	193
6.00%, 4/15/32	563	64
7.00%, 9/15/27	93	17
IO REMIC
10.00%, 5/1/20 - 6/1/20	141	51
PAC
10.00%, 5/15/20 - 6/15/20	900	907
Federal National Mortgage Association
6.00%, 5/25/33 - 7/25/33	24,558	4,702
Inv Fl IO
2.57%, 7/25/34	48,518	1,708
3.761%, 2/17/31	406	29
4.188%, 7/18/27	1,490	87
4.27%, 12/25/29	152	4
4.37%, 10/25/28	6,149	312
4.67%, 7/25/30 - 8/25/30	4,133	263
4.711%, 11/18/30	2,496	229
4.76%, 10/18/30	596	37
4.77%, 10/25/29	1,345	62
5.38%, 10/25/07	1,033	30
Inv Fl IO REMIC
40.26%, 9/25/20	255	465
48.66%, 9/25/22	365	398
IO
4.17%, 12/25/27	(h)194	2
5.00%, 2/25/15	1,106	55
5.50%, 3/25/17 - 5/25/27	3,682	184
6.00%, 8/25/32 - 5/25/33	3,525	500
6.50%, 6/1/31 - 5/25/33	33,607	7,097
7.00%, 3/1/32 - 5/25/33	29,313	6,215
7.50%, 4/1/27 - 1/1/32	9,830	2,026
8.00%, 2/1/23 - 8/1/31	42,791	10,045
8.50%, 10/1/24 - 10/1/25	7,482	1,873
9.00%, 11/1/26	4,025	995
9.50%, 9/1/18	1	@—
461.72%, 12/25/21	(h)@—	3
809.00%, 6/25/21	@—	2
IO PAC
8.00%, 8/18/27 - 9/18/27	12,303	2,698
1,009.00%, 9/25/20	@—	9
1,158.07%, 7/25/21	@—	7
IO REMIC PAC
8.00%, 8/18/27	1,854	400
PAC
8.75%, 11/25/19	11	12

The accompanying notes are an integral part of the financial statements.

16

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Advisory Mortgage Portfolio

	Face
	Amount	Value
	(000)	(000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont’d)
Government National Mortgage Association
Inv Fl IO
4.188%, 9/16/27	$126	$9
4.228%, 4/16/29	21,419	1,277
4.354%, 5/20/31	4,687	346
4.778%, 12/16/29	1,265	117
4.828%, 8/16/29	24,153	2,026
Kidder Peabody Mortgage Assets Trust, IO
9.50%, 4/22/18	22	5
Lehman Structured Securities Corp., IO
7.00%, 10/26/29	(e)60,712	5,502
		62,605
Federal Agency (1.8%)
Federal Home Loan Mortgage Corporation
5.125%, 11/7/13	58,650	58,699
Mortgages - Other (6.5%)
American Express Co.
9.625%, 12/1/12	(d)104	103
American Housing Trust
9.125%, 4/25/21	109	115
9.553%, 9/25/20	1,087	1,085
California Federal Savings & Loan Association
8.80%, 1/1/14	(d)5	5
Countrywide Alternative Loan Trust
4.101%, 11/20/35	(h)28,837	28,837
4.12%, 10/25/35	(h)29,902	29,902
4.131%, 11/20/35	(h)30,000	30,000
Federal Home Loan Mortgage Corporation PAC
8.55%, 1/15/21	56	56
9.50%, 4/15/20	195	198
9.60%, 4/15/20	176	179
9.90%, 10/15/19	910	923
Federal Home Loan Mortgage Corporation REMIC
4.313%, 9/15/07	(h)269	269
Federal National Mortgage Association
4.244%, 12/25/08	(h)685	687
6.52%, 7/25/08	158	161
7.00%, 9/25/32	12,492	12,985
Federal National Mortgage Association PAC
8.50%, 9/25/20	85	90
Gemsco Mortgage Pass Through Certificate
8.701%, 11/25/10	(d)45	45
Harborview Mortgage Loan Trust
4.079%, 7/19/45	(h)10,108	10,108
4.169%, 11/19/35	(h)27,250	27,250
Household Bank
8.239%, 7/1/08	(d)3	3
Indymac Index Mortgage Loan Trust
4.11%, 7/25/35	(h)9,020	9,020
Ryland Acceptance Corp. IV
6.65%, 7/1/11	834	834
Washington Mutual, Inc.
3.948%, 10/25/44	(h)555	559
4.10%, 10/25/45	$36,497	$36,497
4.12%, 8/25/45	(h)23,245	23,245
		213,156
U.S. Treasury Securities (51.7%)
U.S. Treasury Strips
IO
4.52%, 5/15/16	10,000	6,222
4.55%, 2/15/17	65,000	38,978
4.62%, 8/15/18	49,250	27,364
4.64%, 2/15/19	75,000	40,624
4.65%, 5/15/19 - 8/15/19	273,300	145,388
4.66%, 2/15/22	55,100	25,719
4.67%, 11/15/19 - 2/15/20	501,410	258,852
4.68%, 5/15/20	247,000	125,613
4.69%, 8/15/20 - 2/15/21	344,200	169,608
4.71%, 5/15/21	745,710	360,437
4.72%, 11/15/21 - 2/15/23	222,825	104,070
4.73%, 11/15/22	63,900	28,707
PO
5/15/21 - 8/15/22	781,500	373,738
		1,705,320
Total Fixed Income Securities (Cost $3,823,224)		3,879,561

	Shares
Preferred Stock (1.4%)
Mortgages — Other
Home Ownership Funding Corp.
13.331% (Cost $44,276)	(e)153,475	45,984

	Face
	Amount
	(000)
Short-Term Investments (2.9%)
Discount Notes (1.7%)
American Express Credit Corp.
3.79%, 10/25/05	$15,000	14,960
First Federal Savings & Loan Association REMIC
8.75%, 6/1/06	(d)4	4
Rabobank USA Fin. Corp.
3.78%, 10/6/05	20,000	19,987
Toyota Motor Credit Corp.
3.79%, 11/9/05	20,000	19,914
		54,865
Repurchase Agreement (1.1%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $36,427	(f)36,416	36,416
U.S. Treasury Securities (0.1%)
U.S. Treasury Bills
3.61%, 1/12/06	(j)2,500	2,476
Total Short-Term Investments (Cost $93,768)		93,757
Total Investments (121.9%) (Cost $3,961,268)		4,019,302
Liabilities in Excess of Other Assets (-21.9%)		(720,625)
Net Assets (100%)		$3,298,677

The accompanying notes are an integral part of the financial statements.

17

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Advisory Mortgage Portfolio

(d)           Security was valued at fair value — At September 30, 2005, the Portfolio held $160,000 of fair valued securities, representing less than 0.05% of net assets.

(e)           144A security — certain conditions for public sale may exist.

(f)            Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)           Variable/Floating Rate Security — interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2005.

(i)            Security is subject to delayed delivery.

(j)            A portion of the security was pledged to cover margin requirements for futures contracts.

@            Value/Face Amount is less than $500.

Inv Fl      Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2005.

IO            Interest Only

PAC        Planned Amortization Class

PO           Principal Only

REMIC   Real Estate Mortgage Investment Conduit

TBA       To be announced

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury 10 yr. Note	2,581	$283,708	Dec-05	$(2,088)
U.S. Treasury Long Bond	74	8,466	Dec-05	(137)
Short:
U.S. Treasury 2 yr. Note	296	60,944	Dec-05	382
U.S. Treasury 5 yr. Note	76	8,121	Dec-05	131
				$(1,712)

The accompanying notes are an integral part of the financial statements.

18

2005 Annual Report

September 30, 2005

Statements of Assets and Liabilities

	Advisory Foreign Fixed Income Portfolio (000)	Advisory Foreign Fixed Income II Portfolio (000)	Advisory Mortgage Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$2,996	$698	$3,961,268
Foreign Currency, at Cost:	@—	@—	—
Investments in Securities of Unaffiliated Issuers, at Value:(1)	2,908	668	4,019,302
Cash	1	1	33,040
Foreign Currency, at Value:	@—	@—	—
Receivable for Delayed Delivery Commitments	—	—	370,562
Due from Broker	2,240	590	203,090
Receivable for Investments Sold	—	—	352
Unrealized Appreciation on Foreign Currency Exchange Contracts	23	5	—
Unrealized Appreciation on Swap Agreements	—	—	2,238
Foreign Withholding Tax Reclaim Receivable	—	17	—
Interest Receivable	17	3	10,017
Due from Adviser	19	16	175
Receivable for Portfolio Shares Sold	—	—	2,241
Other Assets	1	@—	111
Total Assets	5,209	1,300	4,641,128
Liabilities:
Payable for Delayed Delivery Commitments	—	—	1,119,844
Interest Payable for Swap Agreements	—	—	105,610
Unrealized Depreciation on Swap Agreements	—	—	87,525
Payable for Investments Purchased	—	—	28,933
Payable for Administration Fees	@—	@—	217
Payable for Custodian Fees	1	1	23
Payable for Trustees’ Fees and Expenses	4	1	159
Other Liabilities	16	13	140
Total Liabilities	21	15	1,342,451
Net Assets	$5,188	$1,285	$3,298,677
Net Assets Consist Of:
Paid-in Capital	$5,313	$1,314	$3,663,712
Undistributed (Distributions in Excess of) Net Investment Income	(18)	(5)	6,789
Accumulated Net Realized Gain (Loss)	(32)	—	(342,859)
Unrealized Appreciation (Depreciation) on:
Investments	(88)	(30)	58,034
Foreign Currency Exchange Contracts and Translations	23	9	—
Futures Contracts	(10)	(3)	(1,712)
Swap Agreements	—	—	(85,287)
Net Assets	$5,188	$1,285	$3,298,677
INSTITUTIONAL CLASS:
Shares Outstanding $0.01 par value shares of beneficial interest
(500,000,000 shares authorized) (not in 000’s)	1,520,612	107,159	335,230,707
Net Asset Value, Offering and Redemption Price Per Share	$3.41	$12.00	$9.84

(1) Including:
Repurchase Agreements, at Value:	$859	$226	$36,416

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

19

2005 Annual Report

September 30, 2005

Statements of Operations

For the Year Ended September 30, 2005

	Advisory Foreign Fixed Income Portfolio (000)	Advisory Foreign Fixed Income II Portfolio (000)	Advisory Mortgage Portfolio (000)
Investment Income:
Dividends	$—	$—	$3,849
Interest	1,565	384	154,222
Total Investment Income	1,565	384	158,071
Expenses:
Investment Advisory Fees (Note B)	226	56	13,008
Administration Fees (Note C)	47	12	2,695
Custodian Fees (Note E)	10	7	182
Professional Fees	26	23	204
Transfer Agency Fees (Note F)	4	3	4
Trustees’ Fees and Expenses	1	@—	69
Other Expenses	28	21	295
Total Expenses	342	122	16,457
Waiver of Investment Advisory Fees (Note B)	(226)	(56)	(13,008)
Expenses Reimbursed by Adviser (Note B)	(26)	(43)	(657)
Expense Offset (Note E)	@—	@—	(17)
Net Expenses	90	23	2,775
Net Investment Income	1,475	361	155,296
Realized Gain (Loss):
Investments Sold	869	210	27,744
Foreign Currency Transactions	2,638	637	—
Futures Contracts	405	101	9,395
Swap Agreements	—	—	5,095
Net Realized Gain (Loss)	3,912	948	42,234
Change in Unrealized Appreciation (Depreciation):
Investments	(3,662)	(875)	28,042
Foreign Currency Exchange Contracts and Translations	674	164	—
Futures Contracts	(15)	(4)	7
Swap Agreements	—	—	(76,240)
Net Change in Unrealized Appreciation (Depreciation)	(3,003)	(715)	(48,191)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	909	233	(5,957)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,384	$594	$149,339

@   Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

20

2005 Annual Report

September 30, 2005

Statements of Changes in Net Assets

	Advisory Foreign Fixed Income Portfolio		Advisory Foreign Fixed Income II Portfolio		Advisory Mortgage Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September	September
	30,	30,	30,	30,	30,	30,
	2005	2004	2005	2004	2005	2004
	(000)	(000)	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,475	$2,479	$361	$480	$155,296	$115,234
Net Realized Gain (Loss)	3,912	(4,203)	948	(860)	42,234	(79,505)
Net Change in Unrealized Appreciation (Depreciation)	(3,003)	4,418	(715)	934	(48,191)	154,665
Net Increase (Decrease) in Net Assets Resulting from Operations	2,384	2,694	594	554	149,339	190,394
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(2,186)	(960)	(439)	(139)	(215,705)	(239,329)
Net Realized Gain	(15)	(19)	—	(3)	—	—
Total Distributions	(2,201)	(979)	(439)	(142)	(215,705)	(239,329)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	5,078	3,130	3,830	1,291	274,999	420,450
Distributions Reinvested	1,859	858	414	134	180,626	201,461
Redeemed	(103,142)	(62,158)	(28,785)	(3,040)	(851,109)	(2,528,971)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(96,205)	(58,170)	(24,541)	(1,615)	(395,484)	(1,907,060)
Total Increase (Decrease) in Net Assets	(96,022)	(56,455)	(24,386)	(1,203)	(461,850)	(1,955,995)
Net Assets:
Beginning of Period	101,210	157,665	25,671	26,874	3,760,527	5,716,522
End of Period	$5,188	$101,210	$1,285	$25,671	$3,298,677	$3,760,527
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(18)	$(737)	$(5)	$(204)	$6,789	$32,603

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	1,498	950	322	110	27,643	41,833
Shares Issued on Distributions Reinvested	562	263	35	12	18,235	20,092
Shares Redeemed	(30,827)	(18,835)	(2,419)	(264)	(85,479)	(252,323)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(28,767)	(17,622)	(2,062)	(142)	(39,601)	(190,398)

The accompanying notes are an integral part of the financial statements.

21

2005 Annual Report

September 30, 2005

Statement of Cash Flows

For the Year Ended September 30, 2005

Advisory
Mortgage
Portfolio
(000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Investments	$1,957,633
Purchases of Investments	(1,392,327)
Proceeds from Sales of Forward Commitments	8,865,846
Purchases of Forward Commitments	(9,205,873)
Net (Increase) Decrease in Short-Term Investments	211,390
Net Realized Gain (Loss) on Futures Contracts	9,395
Net Realized Gain (Loss) on Swap Agreements	5,095
Net Investment Income	155,296
Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	3,949
Net Increase (Decrease) in Payables Related to Operations	38,300
Accretion/Amortization of Discounts and Premiums	(2,234)
Net Cash Provided by Operating Activities	646,470
Cash Flows from Financing Activities:
Proceeds from Portfolio Shares Sold	272,758
Payment on Portfolio Shares Redeemed	(851,109)
Cash Dividends and Distributions Paid	(35,079)
Net Cash Used in Financing Activities	(613,430)
Net Increase (Decrease) in Cash	33,040
Cash at Beginning of Period	—
Cash at End of Period	$33,040

The accompanying notes are an integral part of the financial statements.

22

2005 Annual Report

September 30, 2005

Financial Highlights

Advisory Foreign Fixed Income Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$3.34	$3.29	$4.17	$3.97	$3.71
Income from Investment Operations:
Net Investment Income†	0.08	0.06	0.06	0.18	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.06	0.01	0.01	0.19	0.21
Total from Investment Operations	0.14	0.07	0.07	0.37	0.40
Distributions from and/or in excess of:
Net Investment Income	(0.07)	(0.02)	(0.34)	(0.17)	(0.14)
Net Realized Gain	(0.00)#	(0.00)#	(0.61)	—	—
Total Distributions	(0.07)	(0.02)	(0.95)	(0.17)	(0.14)
Net Asset Value, End of Period	$3.41	$3.34	$3.29	$4.17	$3.97
Total Return	4.30%	2.15%	1.88%	9.73%	11.12%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,188	$101,210	$157,665	$8,713	$215,557
Ratio of Expenses to Average Net Assets (1)	0.15%	0.15%	0.22%	0.15%	0.14%
Ratio of Net Investment Income to Average Net Assets (1)	2.45%	1.91%	1.86%	4.51%	5.02%
Portfolio Turnover Rate	7%	10%	13%	54%	10%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.15%	0.15%	0.15%	0.12%	0.13%
Ratios Before Expenses Waived/Reimbursed by Adviser:
Expenses to Average Net Assets	0.57%	0.53%	0.54%	0.49%	0.50%
Net Investment Income to Average Net Assets	2.03%	1.53%	1.47%	4.14%	4.65%

†                  Per share amount is based on average shares outstanding.

#                 Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements

23

2005 Annual Report

September 30, 2005

Financial Highlights

Advisory Foreign Fixed Income II Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.84	$11.63	$11.60	$10.92	$10.18
Income from Investment Operations:
Net Investment Income†	0.29	0.22	0.24	0.48	0.50
Net Realized and Unrealized Gain (Loss) on Investments	0.07	0.05	(0.01)	0.79	0.51
Total from Investment Operations	0.36	0.27	0.23	1.27	1.01
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.06)	(0.20)	(0.59)	(0.27)
Net Realized Gain	—	(0.00)#	—	—	—
Total Distributions	(0.20)	(0.06)	(0.20)	(0.59)	(0.27)
Net Asset Value, End of Period	$12.00	$11.84	$11.63	$11.60	$10.92
Total Return	3.11%	2.35%	1.96%	12.07%	10.13%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,285	$25,671	$26,874	$2,181	$58,010
Ratio of Expenses to Average Net Assets (1)	0.15%	0.15%	0.22%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets (1)	2.41%	1.92%	2.08%	4.51%	4.80%
Portfolio Turnover Rate	15%	11%	50%	59%	4%
					`
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratios Before Expenses Waived/Reimbursed by Adviser:
Expenses to Average Net Assets	0.81%	0.62%	1.23%	0.57%	0.58%
Net Investment Income to Average Net Assets	1.75%	1.45%	1.00%	4.09%	4.37%

†                  Per share amount is based on average shares outstanding.

#                 Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements

24

2005 Annual Report

September 30, 2005

Financial Highlights

Advisory Mortgage Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.03	$10.11	$10.74	$10.63	$10.00
Income from Investment Operations:
Net Investment Income	0.44 †	0.25 †	0.25 †	0.46	0.62
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	0.17	0.20	0.41	0.66
Total from Investment Operations	0.43	0.42	0.45	0.87	1.28
Distributions from and/or in Excess of:
Net Investment Income	(0.62)	(0.50)	(0.51)	(0.76)	(0.65)
Net Realized Gain	—	—	(0.57)	—	—
Total Distributions	(0.62)	(0.50)	(1.08)	(0.76)	(0.65)
Net Asset Value, End of Period	$9.84	$10.03	$10.11	$10.74	$10.63
Total Return	4.44%	4.30%	4.42%	8.49%	13.30%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,298,677	$3,760,527	$5,716,522	$7,034,400	$7,963,569
Ratio of Expenses to Average Net Assets (1)	0.08%	0.08%	0.08%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets (1)	4.48%	2.51%	2.43%	4.24%	6.01%
Portfolio Turnover Rate^	240%	512%	120%	112%	134%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expense to Average Net Assets Including Expense Offsets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratios Before Expenses Waived/Reimbursed by Adviser:
Expenses to Average Net Assets	0.47%	0.49%	0.49%	0.48%	0.47%
Net Investment Income to Average Net Assets	4.09%	2.10%	2.02%	3.84%	5.62%

†                  Per share amount is based on average shares outstanding.

^                  The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio’s turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30. 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements

25

2005 Annual Report

September 30, 2005

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (“MSIFT” or the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company. The Fund is comprised of seventeen active portfolios. The accompanying financial statements and financial highlights are those of the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios (each referred to as a “Portfolio”) only. For the purposes of the 1940 Act, the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios are considered non-diversified funds; the Advisory Mortgage Portfolio is considered a diversified fund. The financial statements of the remaining portfolios are presented separately.

A. Significant Accounting Policies. The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation:  Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific security. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees (the “Trustees”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.              Repurchase Agreements: Each Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements discussed above.

3.              Futures: Financial futures contracts (secured by cash and securities deposited with brokers as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening

26

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont'd)

value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations. “Due from (to) Broker” includes initial margin and variation margin, as stated in the Statements of Assets & Liabilities.

Futures contracts may be used by each Portfolio in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities.

Futures contracts involve market risk that may exceed the amounts recognized in the Statements of Assets & Liabilities. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily corresponds with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

4.              Securities Sold Short: Each Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid high grade debt obligations. In addition, the Portfolio will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

5.              Swap Agreements: Each Portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another instrument. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counter-party to the agreement, and is included in “Due from (to) Broker” on the Statements of Assets & Liabilities. The following summarizes swaps entered into by the Advisory Mortgage Portfolio:

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statements of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statements of Operations as an adjustment to interest income. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statements of Operations.

Realized gains or losses on maturity or termination of swaps are presented in the Statements of Operations. Because there is no organized market for these swap agreements, the unrealized gain/loss reported in the Statements of Assets & Liabilities may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from

27

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont'd)

the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default.

6.              Structured Investments: Each Portfolio may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

7.              Delayed Delivery Commitments: Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations. Such transactions may give rise to a form of leverage. This can cause a Portfolio to be more volatile than if it had not been leveraged, as leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

8.              Foreign Currency Translation and Foreign Currency Exchange Contracts: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio may enter into foreign currency exchange contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statements of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios’ net assets include foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the component of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation and regulation of foreign securities markets and the possibility of political or economic instability.

9.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

Discounts and premiums on securities purchased are accreted/amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets.

B.    Investment Advisory Fees. Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, performs

28

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont'd)

investment advisory services at a fee calculated by applying a quarterly rate based on an annual percentage rate of 0.375% of the Portfolio’s average daily net assets for the quarter.

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, if annual operating expenses exceed 0.15%, 0.15% and 0.08% of average daily net assets of the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios, respectively.

Morgan Stanley Investment Management Limited (“MSIM Limited”) serves as Sub-Adviser to the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolio. MSIM Limited is a wholly-owned subsidiary of Morgan Stanley. Under an Investment Sub-Advisory Agreement with the Adviser, MSIM Limited, subject to the control and supervision of the Fund, its officers, Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of these Portfolios, makes certain day-to-day investment decisions for these Portfolios and places certain of the Portfolios’ purchase and sales orders. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from these Portfolios.

C. Administration Fees. Prior to November 1, 2004, MS Investment Management (the “Administrator”) also provided the Fund with administration services pursuant to an administration agreement for an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio’s average daily net assets, plus reimbursement of out-of-pocket expenses.

Effective November 1, 2004, MS Investment Management serves as Administrator to the Fund pursuant to an Amended and Restated Administration Agreement. Under the amended and Restated Administration Agreement, the administration fee will remain the same while services covered by the administration fee will change. Administration costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the administration agreement, which were previously borne by the Fund), except pricing services and extraordinary expenses, will now be covered under the administration fee. Transfer agency expenses will no longer be paid by MS Investment Management, but will be borne by the Fund.

Under an agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. Distribution Fees.  Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares.

E. Custodian Fees. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable applicable Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

F. Transfer Agency Fees.  JPMIS serves as transfer agent to the Fund pursuant to a transfer agency agreement. Prior to November 1, 2004, transfer agency expenses were borne by MS Investment Management.

G. Portfolio Investment Activity.

1.              Purchases and Sales of Securities.  For the fiscal year ended September 30, 2005, purchases and sales of investment securities other than temporary cash investments and long-term U.S. government securities were:

	Purchases	Sales
Portfolio	(000)	(000)
Advisory Foreign Fixed Income	$1,941	$52,541
Advisory Foreign Fixed Income II	1,003	13,429
Advisory Mortgage	9,607,377	10,620,779

For the fiscal year ended September 30, 2005, purchases and sales of long-term U.S. government securities were:

	Purchases	Sales
Portfolio	(000)	(000)
Advisory Mortgage	$69,592	$89,534

29

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

2. Swap Agreements.  At September 30, 2005, the Advisory Mortgage Portfolio had the following open Swap Agreements:

						Net Unrealized
		Notional				Appreciation
Counterparty	Termination Date	Amount (000)	Type	Pay	Receive	(Depreciation) (000)
Bank of America	10/27/05	$91,000	TRS	3 month LIBOR	Index Return(1)	$(923)
	2/15/22	26,000	ZCS	at maturity	compounded 3 month LIBOR	(436)
Citigroup	5/15/19	73,000	ZCS	at maturity	compounded 3 month LIBOR less 7.125 bps	(1,982)
	5/15/19	30,000	ZCS	at maturity	compounded 3 month LIBOR less 4.2 bps	(715)
	11/15/19	39,150	ZCS	at maturity	compounded 3 month LIBOR less 7.9 bps	(1,356)
	2/15/20	25,875	ZCS	at maturity	compounded 3 month LIBOR less 3.1 bps	(104)
	2/15/20	25,875	ZCS	at maturity	compounded 3 month LIBOR less 2.75 bps	(119)
	2/15/20	92,000	ZCS	at maturity	compounded 3 month LIBOR less 4.14 bps	(985)
	2/15/20	142,850	ZCS	at maturity	compounded 3 month LIBOR less 4.882 bps	(1,826)
	5/15/20	65,750	ZCS	at maturity	compounded 3 month LIBOR less 9.75 bps	(99)
	5/15/20	74,550	ZCS	at maturity	compounded 3 month LIBOR less 6.0 bps	(1,517)
	5/15/20	73,725	ZCS	at maturity	compounded 3 month LIBOR less 3.1 bps	(1,478)
	8/15/20	18,300	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(540)
	8/15/20	50,000	ZCS	at maturity	compounded 3 month LIBOR less 6.25 bps	(1,231)
	2/15/21	35,000	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(1,377)
	5/15/21	39,800	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(1,737)
	5/15/21	39,800	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(1,686)
	5/15/21	15,500	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(717)
	5/15/21	47,200	ZCS	at maturity	compounded 3 month LIBOR less 7.75 bps	(2,180)
	5/15/21	33,000	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(1,554)
	5/15/21	30,410	ZCS	at maturity	compounded 3 month LIBOR less 7.75 bps	(1,353)
	5/15/21	36,300	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(1,734)
	5/15/21	119,875	ZCS	at maturity	compounded 3 month LIBOR less 3.75 bps	(2,984)
	5/15/21	63,800	ZCS	at maturity	compounded 3 month LIBOR less 4.5 bps	(1,287)
	5/15/21	63,900	ZCS	at maturity	compounded 3 month LIBOR less 3.0 bps	675
	5/15/21	27,250	ZCS	at maturity	compounded 3 month LIBOR less 4.5 bps	553
	11/15/21	63,800	ZCS	at maturity	compounded 3 month LIBOR less 4.5 bps	(1,806)
	11/15/21	26,275	ZCS	at maturity	compounded 3 month LIBOR less 3.7 bps	(823)
	11/15/21	63,800	ZCS	at maturity	compounded 3 month LIBOR less 4.25 bps	(1,824)
	2/15/22	29,100	ZCS	at maturity	compounded 3 month LIBOR less 10.0 bps	(266)
	8/15/22	85,000	ZCS	at maturity	compounded 3 month LIBOR less 7.0 bps	(4,203)
	8/15/22	19,750	ZCS	at maturity	compounded 3 month LIBOR less 10.0 bps	(141)
	2/15/23	27,000	ZCS	at maturity	compounded 3 month LIBOR less 11.5 bps	(379)
	2/15/23	10,000	ZCS	at maturity	compounded 3 month LIBOR less 12.0 bps	(313)
Credit Suisse First Boston	5/15/16	10,000	ZCS	at maturity	compounded 3 month LIBOR	(59)
	2/15/17	65,000	ZCS	at maturity	compounded 3 month LIBOR	726
	8/15/18	49,250	ZCS	at maturity	compounded 3 month LIBOR	(2,017)
	2/15/19	75,000	ZCS	at maturity	compounded 3 month LIBOR	(612)
	5/15/19	45,300	ZCS	at maturity	compounded 3 month LIBOR	(512)
	8/15/19	62,000	ZCS	at maturity	compounded 3 month LIBOR	(2,767)
	8/15/19	63,000	ZCS	at maturity	compounded 3 month LIBOR	(2,633)
	11/15/19	49,250	ZCS	at maturity	compounded 3 month LIBOR	(2,278)
	2/15/21	125,600	ZCS	at maturity	compounded 3 month LIBOR	(6,029)
	5/15/21	289,000	ZCS	at maturity	compounded 3 month LIBOR	(9,098)
	5/15/21	199,125	ZCS	at maturity	compounded 3 month LIBOR	(5,658)
	5/15/21	199,500	ZCS	at maturity	compounded 3 month LIBOR	(4,036)
	5/15/21	63,900	ZCS	at maturity	compounded 3 month LIBOR	(427)
Goldman Sachs	2/15/20	30,410	ZCS	at maturity	compounded 3 month LIBOR	(1,289)
	2/15/20	66,500	ZCS	at maturity	compounded 3 month LIBOR	(821)
	2/15/20	29,500	ZCS	at maturity	compounded 3 month LIBOR	(366)
	5/15/20	32,975	ZCS	at maturity	compounded 3 month LIBOR	(197)
	2/15/21	40,350	ZCS	at maturity	compounded 3 month LIBOR	(2,026)
	2/15/21	27,850	ZCS	at maturity	compounded 3 month LIBOR	(677)

30

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

						Net Unrealized
		Notional				Appreciation
Counterparty	Termination Date	Amount (000)	Type	Pay	Receive	(Depreciation) (000)
Goldman Sachs	2/15/21	$47,100	ZCS	at maturity	compounded 3 month LIBOR	$(1,300)
	11/15/21	56,100	ZCS	at maturity	compounded 3 month LIBOR	(1,161)
	11/15/21	111,650	ZCS	at maturity	compounded 3 month LIBOR	(3,233)
	8/15/22	18,300	ZCS	at maturity	compounded 3 month LIBOR	(654)
	11/15/22	63,900	ZCS	at maturity	compounded 3 month LIBOR	284
						$(85,287)

(1)          Receive if positive (pay if negative), the total rate of return on the Banc of America Securities LLC AAA 10-year Commercial Mortgage-Backed Securities Daily Index.

bps	— basis points
LIBOR	— London Inter Bank Offer Rate
TRS	— Total Return Swap
ZCS	— Zero Coupon Interest Rate Swap

H. Federal Income Taxes: It is each Portfolio’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Dividends from net investment income, if any, are declared and paid quarterly for the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios and monthly for the Advisory Mortgage Portfolio. Net realized capital gains, if any, are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2005 and 2004 were as follows:

	2005 Distributions Paid From:		2004 Distributions Paid From:
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gain	Income	Capital Gain
Portfolio	(000)	(000)	(000)	(000)
Advisory Foreign Fixed Income	$4,713	$—	$979	$—
Advisory Foreign Fixed Income II	1,111	—	142	—
Advisory Mortgage	215,705	—	239,329	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post-October Losses. Permanent differences are generally due to swap transactions, paydown adjustments and foreign currency transactions.

Permanent book and tax basis differences may result in reclassifications to undistributed (distributions in excess of) net investment income, accumulated net realized net gain (loss) and paid-in capital. In addition, permanent book and tax differences relating to Advisory Foreign Fixed Income I and Advisory Foreign Fixed Income II include a portion of certain redemptions being treated as taxable dividends distributions.

At September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary Income
Portfolio	(000)
Advisory Mortgage	$34,574

At September 30, 2005, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

				Net
				Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)
Advisory Foreign Fixed Income	$2,996	$—	$(88)	$(88)
Advisory Foreign Fixed Income II	698	—	(30)	(30)
Advisory Mortgage	4,075,465	153,783	(209,946)	(56,163)

At September 30, 2005, the Advisory Mortgage Portfolio had available for Federal income tax purposes unused capital losses of approximately $18,149,000, $104,611,000 and $62,736,000, which will expire on September 30, 2011, September 30, 2012 and September 30, 2013, respectively.

To the extent that capital loss carryover is used to offset any future capital gains realized during the carryover period as provided

31

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2005, the Advisory Foreign Fixed Income Portfolio and Advisory Mortgage Portfolio elected to defer capital losses occurring between November 1, 2004 and September 30, 2005 up to approximately $32,000 and $9,918,000, respectively.

I. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Other.  At September 30, 2005, the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios each had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolios. The aggregate percentage of such owners was 37.6%, 63.2% and 14.1%, respectively.

32

2005 Annual Report

September 30, 2005

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Morgan Stanley Institutional Fund Trust:

We have audited the accompanying statements of assets and liabilities of Advisory Foreign Fixed Income Portfolio, Advisory Foreign Fixed Income II Portfolio and Advisory Mortgage Portfolio (the Funds) (three of the portfolios constituting Morgan Stanley Institutional Fund Trust), including the portfolios of investments, as of September 30, 2005, and the related statements of operations for the year then ended, the statement of cash flows for Advisory Mortgage Portfolio for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2001 were audited by other auditors whose report, dated November 16, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned three Funds of Morgan Stanley Institutional Fund Trust at September 30, 2005, the results of their operations for the year then ended, the cash flows for Advisory Mortgage Portfolio for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 10, 2005

33

2005 Annual Report

September 30, 2005

Federal Income Tax Information: (unaudited)

For the year ended September 30, 2005, the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios earned 13.49%, 17.97% and 53.87% of income from direct U.S. Treasury Obligations, respectively.

* The information reported in this notice may differ from the information shareholders receive for the calendar year ending December 31, 2005. Amounts for the calendar year ending December 31, 2005 will be provided with Form 1099-DIV to be mailed on or before January 31, 2006.

34

2005 Annual Report

September 30, 2005

Trustee and Officer Information (unaudited)

Independent Trustees:

				Number of
				Portfolios in
		Term of Office		Fund Complex
Name, Age and Address of	Position(s) Held	and Length of		Overseen by
Trustee	with Registrant	Time Served*	Principal Occupation(s) During Past 5 Years	Trustee**	Other Directorships Held by Trustee
Michael Bozic (64) Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Trustee since July 2003	Private Investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	197	Director of various business organizations.

Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Trustee since July 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (Utility Company); formerly Managing Director of Summit Ventures LLC (2000-2004) (Lobbying and Consulting Firm); United States Senator (R- Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197

Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and The Boeing Company) and Nuskin Asia Pacific (multi-level marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Trustee since July 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of the PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of the Field Museum of Natural History; director of various other business and charitable organizations.

Dr. Manuel H. Johnson (56) c/o Johnson Smick Group, Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Trustee since July 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holdings company).

Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Trustee since August 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001- July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Michael Nugent (69) Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Trustee since July 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197

35

2005 Annual Report

September 30, 2005

Trustee and Officer Information (cont’d)

Independent Trustees:

Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Trustee	Trustee since June 1992	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustees:

				Number of
				Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with	and Length of		Overseen by
Name, Age and Address of Trustee	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years	Trustee**	Other Directorships Held by Trustee
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chairman and Trustee	Chairman and Trustee since July 2003	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None

James F. Higgins (57) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Trustee since July 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*       Each Trustee serves an indefinite term, until his or her successor is elected.

**    The Fund Complex includes all funds advised by Morgan Stanley Investments LP (“MSI”) that have an investment advisor that is an affiliated entity of MSI (including but not limited to, Morgan Stanley Investment Management Inc. (“MSIM”), Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSI, MSIM and Morgan Stanley AIP GP LP.

Additional information about the Fund’s Trustees can be found in the Fund’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by the calling the Fund at 1-800-354-8185. You may also retrieve this information on-line at the Securities and Exchange Commission’s web site at “http://www.sec.gov”. To aid you in obtaining this information on-line, the Fund’s Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

36

2005 Annual Report

September 30, 2005

Trustee and Officer Information (cont’d)

Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years

Ronald E. Robison (66) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since July 2003)

President (since September 2005) and Principal Executive Officer of funds in the Fund Complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Management Inc., Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004); President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously Executive Vice President (July 2003 - September 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Institutional Funds (March 2001-July 2003), Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Chief Executive Officer and Chairman of Van Kampen Investor Services.

Joseph J. McAlinden (62) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2003

Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; Director of Morgan Stanley Trust; Chief Investment Officer of the Van Kampen Funds; Vice President of the Institutional Funds (since July 2003) and the Retail Funds (since July 1995).

Barry Fink (50) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2003

General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000), Secretary (since February 1997) and Director (since July 1998) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Vice President and General Counsel of the Retail Funds; Assistant Secretary of Morgan Stanley DW Inc.; Vice President of the Institutional Funds (since July 2003); Managing Director, Secretary and Director of Morgan Stanley Distributors Inc.; previously Secretary of the Retail Funds (February 1997- July 2003) and General Counsel (February 1997 - April 2004) of the Retail Funds; Vice President and Assistant General Counsel of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. (February 1997- December 2001).

Amy R. Doberman (43) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2004

Managing Director and General Counsel - U.S. Investment Management; Managing Director of the Investment Manager and Morgan Stanley Investment Advisor Inc.; Vice President of the Institutional and Retail Funds (since July 2004); previously, Managing Director and General Counsel - Americas, UBS Global Asset Management (July 2000-July 2004) and General Counsel, Aeltus Investment Management, Inc. (January 1997-July 2000).

Carsten Otto (41) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Chief Compliance Officer since 2004

Executive Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Executive Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since December 1997

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

James W. Garrett (36) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002; Chief Financial Officer since July 2003

Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; Treasurer and Chief Financial Officer of the Institutional Funds; previously with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

Michael J. Leary (38) J.P. Morgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Assistant Treasurer since March 2003	Assistant Director and Vice President of Fund Administration, J.P. Morgan Investor Services Co. (formerly Chase Global Funds Services Company); formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Secretary since June 1999

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Secretary of the Institutional Funds (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

* Each Officer serves an indefinite term, until his or her successor is elected.

37

2005 Annual Report

September 30, 2005

Trustee and Officer Information (cont’d)

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

Distributor

Morgan Stanley Distribution, Inc.

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, PA 19428-2899

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, NY 10017

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10166

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1(800) 354-8185 or by visiting our website at www.morganstanley.com/im. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1(800) 354-8185.  This information is also available on the Securities and Exchange Commission’s www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Portfolio’s investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 354-8185.

38

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

Investment Adviser: (610) 940-5000 • MSIF Trust (800) 354-8185

© 2005 Morgan Stanley

931-ADVAR-1105

2005 Annual Report

September 30, 2005

Morgan Stanley Institutional Fund Trust

Fixed Income Portfolios

Core Plus Fixed Income

Investment Grade Fixed Income

U.S. Core Fixed Income

High Yield

Intermediate Duration

International Fixed Income

Limited Duration

Municipal

Balanced Portfolio

Balanced

2005 Annual Report

September 30, 2005

Shareholder’s Letter	2
Investment Advisory Agreement Approval	3
Investment Overviews and Portfolios of Investments
Core Fixed Income Distinguishing Characteristics and General Strategy	10
Fixed Income Portfolios:
Core Plus Fixed Income	10
Investment Grade Fixed Income	21
U.S. Core Fixed Income	31
High Yield	40
Intermediate Duration	48
International Fixed Income	58
Limited Duration	64
Municipal	73
Balanced Portfolio:
Balanced	84
Statements of Assets & Liabilities	99
Statements of Operations	103
Statements of Changes in Net Assets	105
Statements of Cash Flows	110
Financial Highlights	112
Notes to Financial Statements	124
Report of Independent Registered Public Accounting Firm	138
Federal Income Tax Information	139
Trustee and Officer Information	140

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call 1 (800) 354-8185. Please read the prospectus carefully before you invest or send money. Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management’s web-site: www.morganstanley.com/im.

2005 Annual Report

September 30, 2005

Shareholder’s Letter

Dear Shareholders:

We are pleased to present to you the Fund’s Annual Report for the year ended September 30, 2005. Our Fund currently consists of 17 portfolios. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization), and fixed income (e.g., short, medium, and long duration; investment grade and high yield).

Significant Developments

On September 12, 2005, Mitch Merin, President and Chief Operating Officer of Morgan Stanley Investment Management Inc. and President of the Fund, announced his intention to retire.  I, Ronald E. Robison, Managing Director, will serve as President and Principal Executive Officer of the Fund.

Effective June 1, 2005, the Board of Trustees of the Fund approved an amendment to the investment advisory agreement with Morgan Stanley Investment Management Inc. to reduce the fee payable by the Fund’s High Yield Portfolio to 0.420% of the portion of the daily net assets not exceeding $500 million; 0.345% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.270% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.220% of the portion of the daily net assets exceeding $3 billion.

Sincerely,

Ronald E. Robison

President and Principal Executive Officer

October 2005

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (unaudited)

FIXED INCOME AND BALANCED PORTFOLIOS

The Board considered the following with respect to each Portfolio:

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by each Portfolio’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to each Portfolio. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experienced to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of each Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with each Portfolio and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to each Portfolio.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and its affiliates from their relationship with each Portfolio (except for the Balanced Portfolio) and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser.  The Board also considered that a broker-dealer affiliate of the Adviser receives from each Portfolio 12b-1 fees for distribution and shareholder services.  The Board concluded that the float benefits were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for each Portfolio (“soft dollars”).  The Board noted that each Portfolio (other than the Balanced Portfolio) invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between each Portfolio and the Adviser

The Board also reviewed and considered the historical relationship between each Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing each Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for each Portfolio to continue its relationship with the Adviser.

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by each Portfolio’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of each Portfolio’s business.

The Board considered the following with respect to the Balanced Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for the three- and five-year periods but better for the one-year period. The Board noted that performance has improved, relative to the performance peer group, from the five- to the three- to the one-year period. The Board concluded that the Fund’s performance was improving and was now competitive with that of its performance peer group.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fee (together, the “management fee”) paid by the Fund under the Management Agreement and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for portfolios, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board also reviewed the level of the Portfolio’s management fee and concluded that the fee, compared to the Portfolio’s expense peer group, was sufficiently low that the Board did not need to consider adding breakpoints at this time.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Portfolio 12b-1 fees for distribution and shareholder services.  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Portfolio through an electronic trading system network (“ECN”).  The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio.  The Adviser informed the Board that it does not use Portfolio commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Fund Complex.

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

The Board considered the following with respect to the Core Plus Fixed Income Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for all three periods.  The Adviser informed the Board that the Portfolio’s lower relative performance during the period of declining interest rates between 2002 and April 2004 was hindered by the Portfolio’s defensive interest rate positioning.  The Adviser also informed the Board of several new positions and several key investment decisions designed to improve performance.  The Board concluded that the actions taken by the Adviser were reasonably designed to improve performance.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Portfolio’s management fee and noted that the fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because the management fee includes a breakpoint. The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

The Board considered the following with respect to the High Yield Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for all three periods.  The Board discussed with the Adviser possible steps to improve performance.  The Adviser informed the Board that, in an effort to try to improve performance, the Adviser appointed a new co-head of the Portfolio’s investment team in early 2004, has tightened the investment process and implemented additional risk controls.  The Board considered that relative performance had improved in the most recent one-year period and concluded that the actions taken by the Adviser were reasonably designed to improve performance.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that the Adviser proposed to include several breakpoints in the Management Agreement that becomes effective on June 1, 2005. The Board also reviewed the level of the Portfolio’s anticipated new management fee and noted that the management fee, as a percentage of the Fund’s net assets, would decrease as net assets increase because of the proposed new breakpoints. The Board concluded that the Portfolio’s management fee would reflect economies of scale as assets increase.

The Board considered the following with respect to the Intermediate Duration Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was better than its performance peer group average for all three periods. The Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was higher than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; but (ii) the Portfolio’s total expense ratio was lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the management fee rate was competitive in light of the fact that the Adviser managed the Portfolio so that the total expense ratio of the Portfolio was less than the total expense ratio of the funds in the expense peer group average.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund’s assets were small. The Board concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement.

The Board considered the following with respect to the International Fixed Income Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for the five-year period but better than the average for the one- and three-year periods. The Board concluded that the Portfolio’s performance was competitive with its performance peer group.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Portfolio’s assets were relatively small and its potential growth was unpredictable. The Board concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

The Board considered the following with respect to the Investment Grade Fixed Income Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for the three-year period but better for the one- and five-year periods. The Board concluded that the Portfolio’s performance was satisfactory.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board also reviewed the level of the Portfolio’s management fee and concluded that the fee, compared to the Portfolio’s expense peer group, was sufficiently low that the Board did not need to consider adding breakpoints.

The Board considered the following with respect to the Limited Duration Portfolio:

Performance Relative to Comparable Portfolios Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable portfolios selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for the one- and three-year periods but better for the five-year period. The Board discussed with the Adviser possible steps to improve performance. The Adviser informed the Board that the Portfolio’s lower relative performance was due to the Portfolio’s defensive interest rate positioning and that several key investment decisions have resulted in improved performance since November 30, 2004. The Board concluded that the Portfolio’s relative performance was improving and that the actions taken by the Adviser were reasonably designed to improve performance.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Portfolios Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for portfolios, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the portfolios included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with its expense peer group.

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board also reviewed the level of the Portfolio’s management fee and concluded that the fee, compared to the Portfolio’s expense peer group, was sufficiently low that, in effect, economies of scale were built into the management fee structure.

The Board considered the following with respect to the Municipal Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than its performance peer group average for the one-year period but better for the three- and five-year periods. The Board concluded that the Portfolio’s overall performance was competitive with its performance peer group.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fee (together, the “management fee”) paid by the Fund under the Management Agreement and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board also reviewed the level of the Portfolio’s management fee, compared to the Portfolio’s expense peer group and concluded that the management fee was sufficiently low that the Board did not need to consider adding breakpoints.

The Board considered the following with respect to the U.S. Core Fixed Income Portfolio:

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Portfolio’s performance was lower than, but close to, its performance peer group average for the one-year period, lower for the three-year period, but better for the five-year period. The Board concluded that the Portfolio’s overall performance was satisfactory.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Portfolio. The Board noted that: (i) the Portfolio’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolio, as shown in the Lipper Report for the Portfolio; and (ii) the Portfolio’s total expense ratio was also lower than the average total expense ratio of the funds included in the Portfolio’s expense peer group.  The Board concluded that the Portfolio’s management fee and total expense ratio were competitive with those of its expense peer group.

2005 Annual Report

September 30, 2005

Investment Advisory Agreement Approval (cont’d)

Breakpoints and Economies of Scale

The Board reviewed the structure of the Portfolio’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board also reviewed the level of the Portfolio’s management fee and concluded that the fee, compared to the Portfolio’s expense peer group, was sufficiently low that the Board did not need to consider adding breakpoints at this time.

The Board considered the following with respect to each Portfolio:

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement with respect to each Portfolio for another year.

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

Core Fixed-Income Portfolios:  Distinguishing Characteristics and General Strategy

•  Core Plus Fixed Income Portfolio

•  Investment Grade Fixed Income Portfolio

•  U.S. Core Fixed Income Portfolio

The MSIF Trust core fixed-income portfolios invest in a broad array of fixed-income securities — including U.S. Treasury and Agency securities, corporate obligations, mortgage-backed issues, and, where permitted, non-dollar bonds — while maintaining a high overall credit quality. To meet the various needs of different core fixed-income investors, MSIF Trust offers three different core fixed-income mutual funds — all of which are actively managed by Morgan Stanley Investment Management’s taxable fixed-income team.

The Core Plus Fixed Income Portfolio is the flagship offering of the MSIF Trust core fixed-income portfolios, and is structured to take full advantage of the Advisor’s core fixed-income capabilities. The Investment Grade Fixed Income Portfolio invests only in fixed-income securities with credit-quality ratings of BBB or better, while the U.S. Core Fixed Income Portfolio invests only in dollar-denominated fixed-income securities issued by domestic entities with a credit-quality rating of BBB or better.

Morgan Stanley Investment Management’s core fixed-income strategies have three major objectives. The first is to provide investors with a positive real return — a total return including income and capital gains that is greater than the rate of inflation. The second is to help diversify equity-oriented strategies in other areas of clients’ investment programs. The third is to provide a hedge against a severe economic contraction. To provide this hedge, each Portfolio maintains a high average credit quality and an emphasis on non-callable, prepayment-protected securities. This approach positions each Portfolio to perform well when other market sectors experience poor returns. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High yield fixed income securities, otherwise known as “junk bonds”, represent a much greater risk of default and tend to be more volatile than higher rated bonds. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

Core Plus Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class Shares had a total return of 4.84% compared to 2.93% for the Citigroup U.S. Broad Investment Grade Bond Index (the “Index”).

Factors Affecting Performance

•         Interest rates rose over the course of the period as some of the extreme economic pessimism plaguing the U.S. bond market began to diminish. With the rise in interest rates, the Portfolio’s below-Index interest-rate sensitivity (IRS) strategy supplied most of the period’s outperformance.

•         Good security selection decisions added value within the corporate credit area, more than offsetting the unfavorable effects of the Portfolio’s corporate bond underweight during a period of narrowing yield spreads.

•         The Portfolio’s emphasis on higher-coupon mortgage securities - and low exposure to other mortgage securities - also helped relative performance during the fiscal year, as these securities outperformed equal-duration Treasuries.

•         The Portfolio’s paying of fixed-rates on specific interest-rate swaps also added value as swap spreads widened.

•         The Portfolio’s underweight in Agency debentures and its small opportunistic holdings of non-dollar issues did not have a material impact on relative performance.

Management Strategies

•         Though some market rates rose sharply over the past year, most notably among short- and intermediate-term issues, we believe a below-Index IRS posture remains warranted to preserve capital. The bulk of the underweight is in the two- to-five-year part of the yield curve, which is the maturity range most vulnerable to additional changes in the market’s implied economic growth forecast. With the prevailing federal funds rate at 3.75% and the market assuming that it will only rise to perhaps 4.25%-4.50% into 2006, there is the potential for further increases in market yields as the Federal Reserve seeks to “normalize” the federal funds rate; this could bring the federal funds rate somewhere closer to 5%-6%, which is in line with prevailing nominal Gross Domestic Product growth rates. We believe the below-Index IRS position represents the most attractive relative value opportunity within the Portfolio at this time.

•         Credit spreads are generally very tight and, with few exceptions, fail to offer sufficient reward for their associated risks. Even with opportunistic holdings in

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Core Plus Fixed Income Portfolio

selected paper & forest products companies, life insurance providers, and asset-backed securities, the Portfolio has a below-Index sensitivity to credit spreads. The Portfolio maintains a small opportunistic exposure to some auto-related issuers to take advantage of extraordinarily wide yield spreads in this sector.

•         We believe that higher-coupon mortgages continue to offer the best relative value in the mortgage area. Prices and yields of the Portfolio’s security holdings in this area continue to anticipate extremely fast prepayment assumptions; this strategy should continue to add value in an environment where actual prepayments remain slower than expected. Lower- and current-coupon mortgages are rich, thereby supporting a large underweight in these securities relative to the Index.

•         The Portfolio continues to pay fixed rates on selected zero-coupon interest-rate swaps and receive variable rates from highly-rated counterparties; we believe this strategy will continue to benefit in an environment where liquidity spreads widen, which is most likely as the Federal Reserve withdraws even more liquidity from the banking system.

•         Opportunistic exposure to below-investment grade issues is under 4% of the Portfolio, which represents a modest decrease relative to a year ago; there is no opportunistic non-dollar exposure at this time, due to the temporary dearth of attractive relative value opportunities outside the U.S. bond market.

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

Comparison of the Change in Value of a $1 Million* Investment
Since Commencement of Offering

Comparison of the Change in Value of a $500,000* Investment
Since Commencement of Offering

*                          Minimum Investment

**                   Commenced offering on October 15, 1996.

***            Commenced offering on November 7, 1996.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Core Plus Fixed Income Portfolio

Performance Compared to the Citigroup U.S. Broad Investment Grade Bond Index(1) and the Lipper BBB Rated Corporate Debt Funds Index(2)

	Total Returns (3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(7)

Portfolio — Institutional Class(4)	4.84%	6.95%	6.88%	9.12%
Citigroup U.S. Broad Investment Grade Bond Index	2.93	6.67	6.57	8.71
Lipper BBB Rated Corporate Debt Funds Index	3.54	6.82	6.30	—
Portfolio — Investment Class(5)	4.61	6.78	—	6.53
Citigroup U.S. Broad Investment Grade Bond Index	2.93	6.67	—	6.68
Lipper BBB Rated Corporate Debt Funds Index	3.54	6.82	—	6.31
Portfolio — Adviser Class(6)	4.49	6.66	—	6.22
Citigroup U.S. Broad Investment Grade Bond Index	2.93	6.67	—	6.50
Lipper BBB Rated Corporate Debt Funds Index	3.54	6.82	—	6.12

(1)

The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted Index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.

(2)

The Lipper BBB Rated Corporate Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper BBB Rated Corporate Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper BBB Rated Corporate Debt Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on November 14, 1984.
(5)	Commenced offering on October 15, 1996.
(6)	Commenced offering on November 7, 1996.
(7)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Investment Class), distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Core Plus Fixed Income Portfolio

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2005 —
	Account Value	September 30,	September 30,
	April 1, 2005	2005	2005
Institutional Class
Actual	$1,000.00	$1,033.20	$2.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.89	2.21

Investment Class
Actual	1,000.00	1,031.70	2.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.19	2.91

Adviser Class
Actual	1,000.00	1,031.10	3.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.63	3.47

*                 Expenses are equal to Institutional Class’, Investment Class’ and Adviser Class’ annualized expense ratios of 0.43%, 0.57% and 0.68%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*                 Industries and/or investment types which do not appear in the top 10 industries and/or investment types, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

2005 Annual Report

September 30, 2005

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (106.2%)
Agency Adjustable Rate Mortgages (0.9%)
Government National Mortgage Association,
Adjustable Rate Mortgages:
3.75%, 7/20/25-9/20/27	$1,986	$2,015
4.125%, 10/20/25-12/20/27	2,754	2,803
4.375%, 1/20/25-1/20/28	16,460	16,623
		21,441
Agency Fixed Rate Mortgages (27.9%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
10.00%, 2/1/10-11/1/20	1,899	2,116
10.50%, 8/1/09-10/1/20	617	677
11.00%, 12/1/10-9/1/20	573	635
11.25%, 10/1/11-12/1/15	257	282
11.50%, 1/1/11-12/1/15	8	9
11.75%, 12/1/17-4/1/19	30	32
12.00%, 10/1/09-2/1/15	28	30
13.00%, 6/1/19	11	12
14.75%, 3/1/10	3	3
Gold Pools:
5.50%, 10/1/13-9/1/20	74,506	75,643
6.50%, 3/1/16-8/1/33	2,645	2,728
7.00%, 2/1/28-7/1/32	3,554	3,716
7.50%, 8/1/17-10/1/32	19,494	20,678
8.00%, 11/1/25-12/1/31	5,523	5,893
8.50%, 3/1/09-8/1/31	11,756	12,789
9.00%, 7/1/17	838	909
9.50%, 1/1/21-12/1/22	938	1,032
10.00%, 6/1/17-3/1/21	659	741
10.50%, 11/1/15-4/1/21	415	454
October TBA
6.00%, 10/1/35	(i)21,500	21,876
7.00%, 10/1/35	(i)4,850	5,068
November TBA
5.00%, 11/1/20	(i)37,050	36,923
6.00%, 11/1/35	(i)24,300	24,702
Federal National Mortgage Association,
Conventional Pools:
6.50%, 11/1/23-9/1/34	59,001	60,851
7.00%, 2/1/17-11/1/32	16,532	17,322
7.50%, 11/1/22-10/1/32	37,534	39,745
8.00%, 3/1/07-10/1/32	36,620	39,156
8.50%, 11/1/08-5/1/32	32,524	35,401
9.00%, 12/1/08-1/1/22	2,273	2,427
9.50%, 11/1/13-4/1/30	8,307	9,121
10.00%, 9/1/10-10/1/25	1,355	1,503
10.50%, 5/1/12-7/1/25	1,295	1,450
11.00%, 7/1/20-11/1/20	243	270
11.50%, 1/1/13-2/1/20	350	388
12.00%, 11/1/15	356	394
12.50%, 9/1/15-2/1/16	73	80
October TBA
5.00%, 10/1/20	(i)17,600	17,556
7.00%, 10/1/35	(i)145,100	151,902
7.50%, 10/1/35	$ (i)2,600	$2,752
November TBA
4.50%, 11/1/20	(i)50,000	48,938
5.00%, 11/1/20	(i)16,625	16,568
Government National Mortgage Association,
Various Pools:
9.00%, 12/15/21-11/15/24	2,969	3,252
9.50%, 8/15/09-12/15/19	2,949	3,250
10.00%, 11/15/09-1/15/26	20,036	22,493
10.50%, 12/15/14-4/15/25	2,214	2,498
11.00%, 12/15/09-2/15/25	5,619	6,199
11.50%, 4/15/13-4/20/19	129	143
12.00%, 3/15/11-11/15/19	2,623	3,004
12.50%, 6/15/10-12/15/13	11	13
		703,624
Asset Backed Corporates (20.6%)
Aegis Asset Backed Securities Trust
3.93%, 8/25/35	(h)14,018	14,027
American Express Credit Account Master Trust
3.878%, 12/15/09	(h)16,850	16,888
3.88%, 11/16/09	17,525	17,563
Asset Backed Funding Certificates
3.91%, 1/25/35	(h)7,564	7,570
Bear Stearns Asset Backed Securities, Inc.
4.02%, 8/25/31	(h)5,364	5,367
4.03%, 9/25/34	(h)10,364	10,377
Capital Auto Receivables Asset Trust
3.35%, 2/15/08	7,725	7,622
3.848%, 1/15/08	(h)9,000	9,011
Carrington Mortgage Loan Trust
3.91%, 6/25/35	(h)6,379	6,383
3.96%, 1/25/35-10/25/35	(h)25,907	25,915
Citibank Credit Card Issuance Trust
6.875%, 11/16/09	17,930	18,793
Citigroup Mortgage Loan Trust, Inc.
3.92%, 5/25/35	(h)14,127	14,138
First Franklin Mortgage Loan Asset Backed Certificates
3.93%, 7/25/35	(h)12,619	12,628
3.95%, 10/25/35	(h)12,675	12,675
GE Capital Credit Card Master Note Trust
3.808%, 9/15/10	(h)10,700	10,715
GE Dealer Floorplan Master Note Trust
3.846%, 7/20/08	(h)10,050	10,057
GMAC Mortgage Corp. Loan Trust
3.94%, 3/25/35	(h)11,000	11,012
GSAMP Trust
3.95%, 2/25/35	(h)4,260	4,263
3.97%, 12/25/34	(h)5,835	5,841
Harley-Davidson Motorcycle Trust
2.18%, 1/15/09	5,379	5,333
Honda Auto Receivables Owner Trust
2.52%, 2/15/07	6,669	6,654

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Asset Backed Corporates (cont’d)
JP Morgan Chase Commercial Mortgage Securities Corp.
3.942%, 4/16/19	$ (e)(h)10,527	$10,538
Long Beach Mortgage Loan Trust
3.91%, 4/25/35	(h)10,126	10,134
3.97%, 2/25/35	(h)7,603	7,608
Mastr Asset Backed Securities Trust
3.92%, 3/25/35	(h)7,011	7,017
MBNA Credit Card Master Note Trust
3.908%, 2/16/10	(h)15,975	16,026
MBNA Master Credit Card Trust USA
5.90%, 8/15/11	19,110	19,942
7.80%, 10/15/12	17,475	19,842
Merrill Lynch Mortgage Investors, Inc.
3.93%, 9/25/35	(h)5,032	5,036
4.01%, 7/25/35	(h)1,209	1,210
4.03%, 8/25/35	(h)765	766
New Century Home Equity Loan Trust
3.97%, 2/25/35	(h)4,931	4,935
4.01%, 8/25/34	(h)1,878	1,880
Novastar Home Equity Loan
3.95%, 6/25/35	(h)19,177	19,193
Park Place Securities, Inc.
3.91%, 6/25/35	(h)12,128	12,131
Residential Asset Mortgage Products, Inc.
3.94%, 1/25/35	(h)5,987	5,993
Residential Asset Securities Corp.
4.00%, 7/25/21	(h)1,798	1,800
Saxon Asset Securities Trust
3.92%, 10/25/35	(h)13,455	13,463
3.94%, 5/25/35	(h)4,455	4,459
SLM Student Loan Trust
3.67%, 10/25/12	(h)18,050	18,010
3.69%, 1/25/13	(h)6,549	6,558
Specialty Underwriting & Residential Finance
3.94%, 12/25/35	(h)7,724	7,729
3.96%, 6/25/36	(h)12,675	12,675
Structured Asset Investment Loan Trust
3.92%, 6/25/35	(h)9,258	9,264
3.93%, 7/25/35	(h)16,943	16,950
3.95%, 3/25/35	7,682	7,688
Terwin Mortgage Trust
3.95%, 7/25/35	(e)(h)10,829	10,835
4.22%, 11/25/35	(h)6,565	6,583
TXU Electric Delivery Transition Bond Co.
4.81%, 11/17/14	3,025	3,027
USAA Auto Owner Trust
2.41%, 2/15/07	1,645	1,642
Wachovia Auto Owner Trust
2.40%, 5/21/07	4,059	4,049
2.49%, 4/20/07	3,290	3,286
Wachovia Mortgage Loan Trust LLC
3.95%, 10/25/35	(h)11,919	11,919
Wells Fargo Home Equity Trust
4.00%, 2/25/18	$ (h)1,721	$1,722
World Omni Auto Receivables Trust
2.58%, 7/12/07	3,918	3,909
		520,651
Collateralized Mortgage Obligations — Agency Collateral Series (1.1%)
Federal Home Loan Mortgage Corporation
Inv Fl IO
28.188%, 11/15/07	124	25
Inv Fl IO PAC
5.788%, 3/15/08	769	34
6.38%, 2/15/08	1,448	55
Inv Fl IO REMIC
3.73%, 8/15/30	399	20
IO
6.00%, 5/1/31	10,275	1,866
7.50%, 12/1/29	663	137
8.00%, 1/1/28-6/1/31	4,645	1,098
PAC
9.50%, 4/15/20	5	5
Federal National Mortgage Association
6.00%, 7/25/33	5,238	999
7.00%, 9/25/32	5,656	5,879
Inv Fl IO
2.57%, 7/25/34	14,124	497
4.37%, 10/25/28	12,341	626
4.67%, 7/25/30	7,077	480
4.76%, 10/18/30	3,872	240
5.38%, 10/25/07	2,258	66
Inv Fl IO REMIC
40.26%, 9/25/20	86	157
48.66%, 9/25/22	139	151
IO
4.17%, 12/25/27	1,094	9
6.00%, 8/25/32	1,564	168
6.50%, 9/1/29-6/25/33	39,021	8,037
7.00%, 3/1/32	8,644	1,953
8.00%, 4/1/24-8/1/31	15,483	3,639
8.50%, 10/1/25	447	112
9.00%, 11/1/26	742	183
IO PAC
8.00%, 9/18/27	2,412	529
Government National Mortgage Association
Inv Fl IO
4.38%, 5/16/31	11,007	812
4.43%, 8/16/31	3,878	268
4.828%, 8/16/29	558	47
Kidder Peabody Mortgage Assets Trust, IO
9.50%, 4/22/18	5	1
		28,093
Federal Agency (1.0%)
Federal Home Loan Mortgage Corporation
5.125%, 11/7/13	(c)25,900	25,922

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Finance (5.9%)
AIG SunAmerica Global Financing VI
6.30%, 5/10/11	$ (e)9,132	$9,785
American General Finance Corp.
4.625%, 5/15/09-9/1/10	2,375	2,352
AXA Financial, Inc.
6.50%, 4/1/08	5,405	5,644
CIT Group, Inc.
3.65%, 11/23/07	(c)2,335	2,289
Citigroup, Inc.
5.625%, 8/27/12	5,110	5,319
6.00%, 2/21/12	4,165	4,432
Countrywide Home Loans, Inc.
3.25%, 5/21/08	5,000	4,816
EOP Operating LP
4.75%, 3/15/14	665	642
7.50%, 4/19/29	2,515	2,919
Farmers Insurance Exchange
8.625%, 5/1/24	(e)6,970	8,346
General Electric Capital Corp.
4.25%, 12/1/10	(c)2,115	2,077
6.75%, 3/15/32	(c)4,335	5,116
Household Finance Corp.
5.875%, 2/1/09	9,750	10,069
6.40%, 6/17/08	760	793
JPMorgan Chase & Co.
6.00%, 2/15/09	7,595	7,880
6.625%, 3/15/12	1,410	1,534
M&I Marshall & Ilsley Bank
3.80%, 2/8/08	6,200	6,098
Mantis Reef Ltd.
4.692%, 11/14/08	(e)4,615	4,552
Marsh & McClennan Cos., Inc.
5.875%, 8/1/33	6,650	6,043
MBNA America Bank NA
7.125%, 11/15/12	1,240	1,396
MBNA Corp.
4.163%, 5/5/08	(h)4,600	4,641
6.125%, 3/1/13	2,730	2,917
Nationwide Building Society
4.25%, 2/1/10	(e)4,960	4,861
Platinum Underwriters Finance, Inc.
7.50%, 6/1/17	(e)2,345	2,344
Platinum Underwriters Holdings Ltd.
6.371%, 11/16/07	(e)2,830	2,855
Prudential Holdings LLC
7.245%, 12/18/23	(c)(e)1,915	2,297
Reckson Operating Partnership LP
5.15%, 1/15/11	2,740	2,723
Residential Capital Corp.
6.375%, 6/30/10	(e)3,400	3,448
SLM Corp.
4.00%, 1/15/10	3,560	3,462
St. Paul Travellers Cos., Inc. (The)
5.01%, 8/16/07	$3,970	$3,976
Two-Rock Pass Through Trust
4.72%, 12/31/49	(e)(h)2,930	2,913
Washington Mutual, Inc.
8.25%, 4/1/10	4,610	5,178
World Financial Properties
6.91%, 9/1/13	(e)1,348	1,431
6.95%, 9/1/13	(e)8,258	8,769
Xlliac Global Funding
4.80%, 8/10/10	(e)5,315	5,286
		149,203
Industrials (8.2%)
Abitibi-Consolidated, Inc.
8.55%, 8/1/10	(c)1,850	1,892
8.85%, 8/1/30	7,518	6,804
Altria Group, Inc.
7.00%, 11/4/13	1,700	1,864
7.75%, 1/15/27	3,645	4,262
AmerisourceBergen Corp.
5.625%, 9/15/12	(e)1,685	1,668
AT&T Corp.
9.75%, 11/15/31	4,840	6,153
Bowater Canada Finance Corp.
7.95%, 11/15/11	(c)6,800	6,885
Brascan Corp.
7.125%, 6/15/12	(c)3,345	3,708
Burlington Northern and Santa Fe Railway Co.
4.575%, 1/15/21	1,749	1,709
Caterpillar Financial Services Corp.
3.625%, 11/15/07	1,060	1,041
3.89%, 8/20/07	(h)4,400	4,409
Clorox Co.
3.982%, 12/14/07	(h)4,180	4,189
Consumers Energy Co.
4.00%, 5/15/10	1,400	1,347
4.80%, 2/17/09	2,000	1,996
5.375%, 4/15/13	955	967
Continental Airlines, Inc.
7.461%, 4/1/15	1,321	1,218
COX Communications, Inc.
4.625%, 1/15/10	2,600	2,545
DaimlerChrysler N.A. Holding Corp.
8.50%, 1/18/31	2,270	2,756
Deutsche Telekom International Finance BV
8.75%, 6/15/30	3,850	4,985
Echostar DBS Corp.
6.375%, 10/1/11	4,640	4,623
6.625%, 10/1/14	(c)770	766
FBG Finance, Ltd.
5.125%, 6/15/15	(e)3,735	3,671
FedEx Corp.
2.65%, 4/1/07	2,565	2,494

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
Ford Motor Credit Co.
7.25%, 10/25/11	$605	$575
7.375%, 10/28/09	5,480	5,298
France Telecom S.A.
8.50%, 3/1/31	3,675	4,940
General Motors Acceptance Corp.
6.875%, 9/15/11	5,385	4,904
8.00%, 11/1/31	4,600	4,027
General Motors Corp.
7.25%, 7/3/13	2,435	2,432
8.375%, 7/15/33	(c)7,740	6,076
Glencore Nickel Property Ltd.
9.00%, 12/1/14	(d)18,080	@—
HCA, Inc.
7.19%, 11/15/15	2,900	3,011
7.875%, 2/1/11	1,935	2,084
9.00%, 12/15/14	1,995	2,312
Health Net, Inc.
9.875%, 4/15/11	5,075	5,981
Hertz Corp.
7.40%, 3/1/11	960	931
7.625%, 6/1/12	(c)2,860	2,749
Hyatt Equities LLC
6.875%, 6/15/07	(e)3,265	3,330
ICI Wilmington, Inc.
4.375%, 12/1/08	1,985	1,953
Interpublic Group of Companies, Inc.
5.40%, 11/15/09	(c)2,730	2,566
J.C. Penney Corp., Inc.
7.40%, 4/1/37	(c)2,945	3,199
Kerr-McGee Corp.
5.875%, 9/15/06	1,315	1,335
Knight Ridder, Inc.
5.75%, 9/1/17	3,300	3,270
Lear Corp.
8.11%, 5/15/09	2,065	2,055
LG Electronics, Inc.
5.00%, 6/17/10	(e)1,930	1,905
Ltd. Brands
6.95%, 3/1/33	2,190	2,139
Miller Brewing Co.
4.25%, 8/15/08	(c)(e)3,415	3,369
Mohawk Industries, Inc.
7.20%, 4/15/12	2,020	2,247
New Cingular Wireless Services, Inc.
8.75%, 3/1/31	1,985	2,687
News America Holdings, Inc.
7.75%, 2/1/24	3,156	3,631
News America, Inc.
7.28%, 6/30/28	645	717
Norfolk Southern Corp.
7.35%, 5/15/07	2,330	2,425
Northrop Grumman Corp.
4.079%, 11/16/06	$2,390	$2,378
Panhandle Eastern Pipe Line Co.
2.75%, 3/15/07	775	754
Pemex Project Funding Master Trust
8.625%, 2/1/22	6,225	7,626
9.125%, 10/13/10	(c)3,250	3,811
Raytheon Co.
8.30%, 3/1/10	2,000	2,271
Sappi Papier Holding AG
6.75%, 6/15/12	(e)2,355	2,399
Sealed Air Corp.
5.625%, 7/15/13	(c)(e)4,620	4,640
Sprint Capital Corp.
8.375%, 3/15/12	2,345	2,763
8.75%, 3/15/32	805	1,083
Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 5/1/07	1,735	1,798
Systems 2001 Asset Trust LLC
6.664%, 9/15/13	(e)5,635	6,043
Telecom Italia Capital S.A.
4.00%, 1/15/10	(e)5,215	5,012
Tenet Healthcare Corp.
7.375%, 2/1/13	1,360	1,295
Union Pacific Corp.
5.214%, 9/30/14	(e)955	964
6.625%, 2/1/08	1,175	1,224
6.65%, 1/15/11	1,300	1,403
6.79%, 11/9/07	990	1,032
Verizon New England, Inc.
6.50%, 9/15/11	2,100	2,238
WellPoint, Inc.
3.75%, 12/14/07	1,010	990
6.80%, 8/1/12	1,450	1,601
WPP Finance UK Corp.
5.875%, 6/15/14	2,670	2,765
		208,190
Mortgages — Other (3.9%)
American Express Co.
9.625%, 12/1/12	(d)31	31
American Housing Trust
9.125%, 4/25/21	50	53
9.553%, 9/25/20	43	43
Banc of America Funding Corp.
4.146%, 9/20/35	(h)10,940	10,940
Countrywide Alternative Loan Trust
4.02%, 7/25/34	(h)180	180
4.101%, 11/20/35	(h)11,925	11,925
4.131%, 11/20/35	(h)12,487	12,487
First Federal Savings & Loan Association
8.75%, 6/1/06	(d)1	1
Harborview Mortgage Loan Trust
4.169%, 11/19/35	(h)10,990	10,990

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Mortgages — Other (cont’d)
Household Bank
8.239%, 7/1/08	$ (d)3	$3
Indymac Index Mortgage Loan Trust
4.11%, 7/25/35	(h)6,161	6,161
Merrill Lynch Mortgage Investors, Inc.
3.95%, 8/25/35	(h)16,403	16,403
Pelican Homestead Savings Association
9.214%, 10/1/07	(d)44	44
Ryland Acceptance Corp. IV
6.65%, 7/1/11	727	726
Thornburg Mortgage Securities Trust
3.98%, 6/25/44	(h)1,904	1,904
Washington Mutual, Inc.
3.948%, 7/25/44	2,923	2,928
4.10%, 10/25/45	14,950	14,950
4.12%, 8/25/45	(h)9,358	9,358
		99,127
Sovereign (0.4%)
United Mexican States
8.375%, 1/14/11	8,460	9,750
U.S. Treasury Securities (34.5%)
U.S. Treasury Bonds
6.125%, 8/15/29	(c)42,950	52,303
6.375%, 8/15/27	(c)15,650	19,399
8.125%, 8/15/19	(c)45,750	62,476
U.S. Treasury Strips IO
4.52%, 5/15/16	25,000	15,554
4.55%, 2/15/17	(c)24,500	14,692
4.62%, 8/15/18	(c)11,500	6,390
4.64%, 2/15/19	51,950	28,139
4.65%, 5/15/19	(c)10,200	5,455
4.65%, 8/15/19	(c)108,850	57,544
4.66%, 2/15/22	(c)47,500	22,171
4.67%, 11/15/19	(c)16,500	8,599
4.67%, 2/15/20	(c)170,175	87,673
4.67%, 5/15/22	(c)92,300	42,515
4.68%, 5/15/20	195,925	99,639
4.69%, 8/15/20	(c)39,000	19,577
4.69%, 2/15/21	(c)64,750	31,758
4.71%, 5/15/21	(c)194,440	93,982
4.72%, 11/15/21	(c)57,875	27,287
4.72%, 2/15/23	(c)31,750	14,122
4.73%, 11/15/22	(c)23,100	10,377
U.S. Treasury Strips PO
5/15/21-2/15/27	(c)344,475	151,719
	19,577	871,371
Utilities (1.8%)
Arizona Public Service Co.
5.80%, 6/30/14	27,287	3,604
6.75%, 11/15/06	1,195	1,222
CC Funding Trust I
6.90%, 2/16/07	2,050	2,108
Cincinnati Gas & Electric Co.
5.70%, 9/15/12	$2,270	$2,358
Consolidated Natural Gas Co.
5.00%, 12/1/14	2,115	2,088
6.25%, 11/1/11	3,800	4,043
Detroit Edison Co.
6.125%, 10/1/10	90	95
Entergy Gulf States, Inc.
3.60%, 6/1/08	1,655	1,590
4.27%, 12/1/09	(h)1,935	1,942
Exelon Corp.
6.75%, 5/1/11	2,170	2,329
Monongahela Power Co.
5.00%, 10/1/06	2,220	2,225
NiSource Finance Corp.
4.393%, 11/23/09	(c)(h)1,925	1,935
7.625%, 11/15/05	2,720	2,731
Pacific Gas & Electric Co.
6.05%, 3/1/34	1,695	1,770
PSEG Energy Holdings LLC
7.75%, 4/16/07	1,485	1,526
8.625%, 2/15/08	2,480	2,604
Ras Laffan Liquefied Natural Gas Co., Ltd.
8.294%, 3/15/14	(e)4,155	4,873
Sempra Energy
4.621%, 5/17/07	2,495	2,491
Texas Eastern Transmission LP
7.00%, 7/15/32	2,240	2,635
TXU Corp.
6.375%, 6/15/06	1,505	1,529
Wisconsin Electric Power Co.
3.50%, 12/1/07	550	537
		46,235
Total Fixed Income Securities (Cost $2,654,619)		2,683,607

	Shares
Preferred Stock (0.8%)
Mortgages — Other
Home Ownership Funding Corp.
13.331% (Cost $18,257)	(e)64,625	19,363

	Face
	Amount
	(000)
Short-Term Investments (20.4%)
Short-Term Debt Securities held as Collateral on Loaned Securities (13.8%)
Abbey National Treasury Services,
3.59%, 1/13/06	$ (h)6,933	6,933
ASAP Funding Ltd., 3.79%, 10/21/05	4,668	4,668
Atlantis One Funding, 3.66%, 11/1/05	3,341	3,342
Bank of New York,
3.70%, 4/4/06	(h)4,683	4,683
3.83%, 10/28/05	(h)15,360	15,361
Barclays New York, 3.78%, 11/1/05	4,683	4,683

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
Bear Stearns,
3.78%, 6/15/06	$ (h)9,367	$9,367
4.02%, 12/5/05	(h)4,122	4,123
Beta Finance, Inc., 3.67%, 10/21/05	7,998	7,999
Calyon, N.Y., 3.86%, 2/27/06	(h)3,745	3,745
CC USA, Inc.,
3.83%, 4/18/06	(h)4,683	4,683
3.99%, 10/28/05	(h)4,497	4,497
CIC, N.Y., 3.72%, 2/13/06	(h)14,049	14,049
Citigroup Funding, Inc., 3.86%, 10/7/05	9,360	9,360
Dekabank Deutsche Girozentrale,
3.61%, 5/19/06	(h)9,554	9,554
Deutsche Bank Securities, Inc.,
3.96%, 10/3/05	69,006	69,006
Dorada Finance, Inc.,
3.74%, 11/10/05	4,270	4,270
3.75%, 11/14/05	3,340	3,340
3.93%, 11/30/05	10,234	10,234
Dresdner Bank, N.Y., 3.65%, 10/11/05	3,747	3,747
Fortis Bank, New York, 3.79%, 10/25/05	9,499	9,499
Goldman Sachs Group LP, 3.75%, 2/15/06	(h)4,684	4,684
Grampian Funding LLC, 3.79%, 12/8/05	2,774	2,774
K2 (USA) LLC,
3.74%, 2/15/06	(h)4,309	4,309
3.83%, 10/24/05-4/25/06	(h)17,983	17,983
Links Finance LLC,
3.81%, 2/27/06	(h)5,621	5,621
3.83%, 10/27/05-4/18/06	(h)14,049	14,049
Marshall & Ilsley Bank, 3.97%, 12/29/05	(h)13,114	13,114
Nationwide Building Society,
3.71%, 1/13/06	(h)7,495	7,495
4.03%, 10/2/06	(h)10,866	10,866
Procter & Gamble Co., 3.77%, 10/31/06	(h)3,840	3,840
Rabobank USA Financial Corp., 3.89%, 10/3/05	10,300	10,300
Sheffield Receivable Corp., 3.78%, 10/25/05	4,669	4,669
Sigma Finance, Inc. 3.84%, 3/22/06	(h)9,366	9,366
SLM Corp., 3.80%, 10/31/06	(h)9,367	9,367
Tango Finance Corp., 3.83%, 3/22/06	(h)7,868	7,868
Unicredito London, 3.62%, 10/27/05	4,641	4,641
Wachovia Bank N.A., 3.80%, 10/2/06	(h)9,367	9,367
		347,456
Discount Notes (3.0%)
Federal Home Loan Bank,
3.532%, 10/7/05	25,000	24,983
Federal Home Loan Bank,
3.572%, 11/4/05	(c)25,000	24,913
Federal Home Loan Mortgage Corporation
3.56%, 10/11/05	25,000	24,973
		74,869
Repurchase Agreement (3.5%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $88,786	(f)88,759	88,759
U.S. Treasury Securities (0.1%)
U.S. Treasury Bills,
3.61%, 1/12/06	$ (c)(j)3,300	$3,268
Total Short-Term Investments (Cost $514,358)		514,352
Total Investments (127.4%) (Cost $3,187,234) — Including $441,791 of Securities Loaned		3,217,322
Liabilities in Excess of Other Assets (-27.4%)		(691,405)
Net Assets (100%)		$2,525,917

(c)                   All or a portion of security on loan at September 30, 2005.

(d)                   Security was valued at fair value — At September 30, 2005, the Portfolio held $79,000 of fair valued securities, representing less than 0.05% of net assets.

(e)                   144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(f)                    Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)                   Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2005.

(i)                    Security is subject to delayed delivery.

(j)                    All or a portion of the security was pledged to cover margin requirements for futures contracts.

@                    Value/Face Amount is less than $500.

Inv Fl              Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2005.

IO                    Interest Only

PAC                Planned Amortization Class

PO                   Principal Only

REMIC           Real Estate Mortgage Investment Conduit

TBA               To Be Announced

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
EUR	2,129	$2,562	10/26/05	USD	2,590	$2,590	$28

EUR — Euro

USD — U.S. Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury 10 yr. Note	2,331	$256,228	Dec-05	$(1,904)
U.S. Treasury Long Bond	1,692	193,575	Dec-05	(2,797)
Short:
U.S. Treasury 2 yr. Note	998	205,479	Dec-05	1,285
U.S. Treasury 5 yr. Note	1,829	195,446	Dec-05	2,046
Euro Dollar Short Bond	18	2,651	Dec-05	15
				$(1,355)

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

Investment Grade Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class Shares had a total return of 4.39% compared to 2.93% for the Citigroup U.S. Broad Investment Grade Bond Index (the “Index”).

Factors Affecting Performance

•                  Interest rates rose over the course of the period as some of the economic pessimism plaguing the U.S. bond market began to diminish. With the rise in interest rates, the Portfolio’s below-Index interest-rate sensitivity (IRS) strategy supplied most of the period’s outperformance.

•                  Certain security selection decisions added value within the corporate credit area, more than offsetting the unfavorable effects of the Portfolio’s corporate bond underweight during a period of narrowing yield spreads.

•                  The Portfolio’s emphasis on higher-coupon mortgage securities - and low exposure to other mortgage securities - also helped relative performance during the fiscal year, as these securities generally outperformed equal-duration Treasuries.

•                  The Portfolio’s paying of fixed rates on specific interest-rate swaps also added value as swap spreads widened.

•                  The Portfolio’s underweight in Agency debentures did not have a material impact on relative performance.

Management Strategies

•                  Though some market rates rose sharply over the past year, most notably among short- and intermediate-term issues, we believe a below-Index IRS posture remains warranted to preserve capital and represents the most attractive relative value opportunity within the Portfolio at this time. The bulk of the underweight is in the two- to-five-year part of the yield curve, which is the maturity range typically most vulnerable to additional changes in the market’s implied economic growth forecast. With the prevailing federal funds rate at 3.75% and the market assuming that it will only rise to perhaps 4.25%-4.50% into 2006, there is the potential for further increases in market yields as the Federal Reserve seeks to “normalize” the federal funds rate; this could bring the federal funds rate somewhere closer to 5%-6%, which is in line with prevailing nominal Gross Domestic Product growth rates.

•                  Credit spreads are generally tight and, with few exceptions, fail to offer sufficient reward for their associated risks. Even with opportunistic holdings in selected life insurance providers and asset-backed securities, the Portfolio has a below-Index sensitivity to credit spreads.

•                  Higher-coupon mortgages continue to offer the best relative value in the mortgage area in our opinion. Prices and yields of the Portfolio’s security holdings in this area continue to anticipate extremely fast prepayment assumptions; this strategy should continue to add value in an environment where actual prepayments remain slower than expected. Lower- and current-coupon mortgages are rich, thereby currently supporting a large underweight in these securities relative to the Index.

•                  The Portfolio continues to pay fixed rates on selected zero-coupon interest-rate swaps and receiving variable rates from highly-rated counterparties; we believe this strategy will continue to benefit in an environment where liquidity spreads widen, which is likely as the Federal Reserve withdraws even more liquidity from the banking system.

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Investment Grade Fixed Income Portfolio

Comparison of the Change in Value of a $500,000* Investment
Since Commencement of Offering

*                 Minimum Investment

**          Commenced offering on May 20, 2002.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Citigroup U.S. Broad Investment Grade Bond Index(1) and the Lipper A-Rated Corporate Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)

Portfolio — Institutional Class(4)	4.39%	6.97%	6.63%	8.01%
Citigroup U.S. Broad Investment Grade Bond Index	2.93	6.67	6.57	7.63
Lipper A-Rated Corporate Debt Funds Index	3.22	6.38	6.02	7.34
Portfolio — Adviser Class(5)	4.23	—	—	5.25
Citigroup U.S. Broad Investment Grade Bond Index	2.93	—	—	5.52
Lipper A-Rated Corporate Debt Funds Index	3.22	—	—	5.28

(1)           The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted Index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade
(BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.

(2)           The Lipper A-Rated Corporate Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper A-Rated Corporate Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper A-Rated Corporate Debt Funds classification.

(3)           Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser and Distributor reserve the right to commence or terminate any waiver and/or reimbursement at any time.

(4)           Commenced operations on August 31, 1990.

(5)           Commenced offering on May 20, 2002.

(6)           For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Investment Grade Fixed Income Portfolio

use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending	During Period*
	Beginning	Account Value	April 1, 2005 —
	Account Value	September	September 30,
	April 1, 2005	30, 2005	2005
Institutional Class
Actual	$1,000.00	$1,028.50	$2.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.60	2.50

Adviser Class
Actual	1,000.00	1,026.90	3.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.85	3.26

*      Expenses are equal to Institutional Class’ and Adviser Class’ annualized expense ratios of 0.49% and 0.64%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*                 Industries and/or investment types which do not appear in the top 10 industries and/or investment types, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

2005 Annual Report

September 30, 2005

Portfolio of Investments

Investment Grade Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (116.9%)
Agency Adjustable Rate Mortgages (0.8%)
Government National Mortgage Association, Adjustable Rate Mortgages:
3.75%, 7/20/25	$59	$60
4.125%, 11/20/25-12/20/27	677	689
4.375%, 2/20/25-2/20/28	3,070	3,099
		3,848
Agency Fixed Rate Mortgages (28.0%)
Federal Home Loan Mortgage Corporation, Conventional Pools:
8.25%, 10/1/06
10.00%, 9/1/17-11/1/20	71	77
10.25%, 7/1/09	16	17
11.00%, 1/1/16	28	31
13.00%, 9/1/10	1	1
Gold Pools:
5.50%, 5/1/20-7/1/20	15,600	15,838
6.00%, 2/1/32-4/1/32	98	100
6.50%, 7/1/25-3/1/32	490	506
7.00%, 2/1/26	63	66
7.50%, 5/1/16-6/1/32	5,789	6,144
8.00%, 11/1/29-10/1/31	1,364	1,455
8.50%, 12/1/30	225	245
10.00%, 10/1/19-1/1/21	115	127
10.50%, 3/1/16	70	74
October TBA
6.00%, 10/1/35	(i)10,400	10,582
7.00%, 10/1/35	(i)1,000	1,045
November TBA
5.00%, 11/1/20	(i)5,550	5,531
Federal National Mortgage Association, Conventional Pools:
6.00%, 10/1/31-12/1/31	161	164
6.50%, 6/1/26-2/1/34	3,904	4,027
7.00%, 10/1/28-9/1/32	1,548	1,621
7.50%, 5/1/23-12/1/32	6,442	6,822
8.00%, 3/1/07-4/1/32	4,468	4,779
8.50%, 4/1/30-5/1/32	4,027	4,383
9.00%, 2/1/17	121	131
9.50%, 8/1/22	196	215
10.00%, 3/1/20-5/1/22	229	254
10.50%, 12/1/17-10/1/18	62	70
11.00%, 4/1/21	138	153
11.25%, 8/1/13	52	58
11.50%, 1/1/17-11/1/19	58	64
October TBA
5.00%, 10/1/20	(i)4,650	4,638
7.00%, 10/1/35	(i)48,800	51,088
November TBA
4.50%, 11/1/20	(i)10,900	10,668
5.00%, 11/1/20	(i)5,750	5,730
Government National Mortgage Association, Various Pools:
9.00%, 11/15/17	285	310
9.50%, 12/15/17-9/15/22	$1,086	$1,198
10.00%, 11/15/09-2/15/25	1,641	1,838
10.50%, 3/15/19	6	7
11.00%, 3/15/10-2/15/16	140	155
11.50%, 1/20/18	3	4
		140,216
Asset Backed Corporates (31.9%)
Aegis Asset Backed Securities Trust
3.94%, 10/25/35	(h)3,125	3,127
American Express Credit Account Master Trust
3.878%, 12/15/09	(h)3,000	3,007
Asset Backed Funding Certificates
3.91%, 1/25/35	(h)1,509	1,510
4.02%, 6/25/25	(h)790	791
Banc of America Securities Auto Trust
3.99%, 8/18/09	3,200	3,173
Bear Stearns Asset Backed Securities, Inc.
3.95%, 8/25/35	(h)2,143	2,144
4.03%, 9/25/34	(h)2,174	2,177
Capital Auto Receivables Asset Trust
3.848%, 1/15/08	(h)2,100	2,103
4.05%, 7/15/09	3,225	3,202
Carrington Mortgage Loan Trust
3.91%, 6/25/35	(h)1,842	1,843
3.96%, 1/25/35-10/25/35	(h)5,291	5,293
Caterpillar Financial Asset Trust
3.90%, 2/25/09	2,750	2,725
Chase Credit Card Master Trust
5.50%, 11/17/08	1,045	1,055
CIT Equipment Collateral
3.50%, 9/20/08	1,350	1,330
Citibank Credit Card Issuance Trust
6.90%, 10/15/07	2,205	2,209
CNH Equipment Trust
4.02%, 4/15/09	2,700	2,679
4.27%, 1/15/10	4,000	3,977
Daimler Chrysler Auto Trust
4.04%, 9/8/09	2,400	2,383
Equifirst Mortgage Loan Trust
3.89%, 4/25/35	(h)2,056	2,057
First Franklin Mortgage Loan Asset Backed Certificates
3.93%, 7/25/35	(h)2,677	2,679
3.95%, 10/25/35	(h)2,625	2,625
Ford Credit Auto Owner Trust
4.17%, 1/15/09	2,100	2,090
GE Dealer Floorplan Master Note Trust
3.846%, 7/20/08	(h)2,350	2,351
GE Equipment Small Ticket LLC
4.38%, 7/22/09	(e)3,000	2,991
GMAC Mortgage Corp. Loan Trust
3.94%, 3/25/35	(h)2,500	2,503
GSAMP Trust
3.92%, 4/25/35	(h)1,493	1,494

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Asset Backed Corporates (cont’d)
3.95%, 2/25/35-7/25/45	$ (h)2,195	$2,197
Harley-Davidson Motorcycle Trust
2.18%, 1/15/09	1,595	1,581
3.76%, 12/17/12	3,800	3,740
4.07%, 2/15/12	2,300	2,276
Honda Auto Receivables Owner Trust
2.52%, 2/15/07	1,489	1,486
3.87%, 4/20/09	2,775	2,745
3.93%, 1/15/09	1,675	1,661
Hyundai Auto Receivables Trust
3.98%, 11/16/09	2,200	2,178
JP Morgan Chase Commercial Mortgage Securities Corp.
3.942%, 4/16/19	(e)(h)2,419	2,421
Long Beach Mortgage Loan Trust
3.91%, 4/25/35	(h)2,174	2,176
3.97%, 2/25/35	(h)1,678	1,679
Mastr Asset Backed Securities Trust
3.92%, 3/25/35	(h)1,534	1,535
MBNA Credit Card Master Note Trust
3.908%, 2/16/10	(h)3,200	3,210
MBNA Master Credit Card Trust USA
5.90%, 8/15/11	940	981
7.80%, 10/15/12	2,715	3,083
Merrill Auto Trust Securitization
4.10%, 8/25/09	3,475	3,450
Merrill Lynch Mortgage Investors, Inc.
3.93%, 9/25/35	(h)1,007	1,008
4.03%, 8/25/35	(h)638	638
National City Auto Receivables Trust
2.88%, 5/15/11	2,643	2,564
New Century Home Equity Loan Trust
3.97%, 2/25/35	(h)889	889
4.01%, 8/25/34	(h)422	422
Nissan Auto Receivables Owner Trust
3.99%, 7/15/09	3,600	3,572
Novastar Home Equity Loan
3.95%, 6/25/35	(h)3,973	3,976
Option One Mortgage Loan Trust
4.13%, 11/25/34	(h)3,195	3,201
Ownit Mortgage Loan Asset Backed Certificates
3.94%, 3/25/36	(h)1,624	1,625
Park Place Securities, Inc.
3.91%, 6/25/35	(h)2,345	2,345
Peco Energy Transition Trust
6.05%, 3/1/09	998	1,013
Residential Asset Mortgage Products, Inc.
3.94%, 1/25/35	(h)1,386	1,388
Residential Asset Securities Corp.
3.99%, 10/25/22	(h)1,062	1,063
4.00%, 7/25/21	(h)391	392
Saxon Asset Securities Trust
3.92%, 10/25/35	(h)2,925	2,927
SLM Student Loan Trust
3.67%, 10/25/12	$ (h)4,000	$3,991
3.69%, 1/25/13	(h)1,408	1,410
Specialty Underwriting & Residential Finance
3.94%, 12/25/35	(h)1,775	1,776
3.96%, 6/25/36	(h)2,625	2,625
Terwin Mortgage Trust
3.95%, 7/25/35	(e)(h)2,256	2,257
4.22%, 11/25/35	(h)1,519	1,523
4.30%, 12/25/34	(h)1,838	1,840
TXU Electric Delivery Transition Bond Co.
4.81%, 11/17/14	700	700
USAA Auto Owner Trust
2.41%, 2/15/07	434	434
3.16%, 2/17/09	1,500	1,479
3.58%, 2/15/11	4,050	3,983
3.90%, 7/15/09	2,625	2,603
Volkswagen Auto Lease Trust
3.82%, 5/20/08	2,000	1,985
Wachovia Auto Owner Trust
2.49%, 4/20/07	788	787
2.91%, 4/20/09	1,375	1,354
4.06%, 9/21/09	1,700	1,688
World Omni Auto Receivables Trust
2.58%, 7/12/07	970	968
3.29%, 11/12/08	1,400	1,384
		159,727
Collateralized Mortgage Obligations — Agency Collateral Series (1.1%)
Federal Home Loan Mortgage Corporation
Inv Fl IO
2.19%, 3/15/24	3,661	116
4.232%, 3/15/32	832	71
IO
6.00%, 5/1/31	1,534	278
6.50%, 4/1/28-5/15/33	2,776	551
8.00%, 1/1/28-6/1/31	311	73
IO PAC
6.00%, 5/15/30-4/15/32	3,650	297
PAC
10.00%, 6/15/20	24	24
Federal National Mortgage Association
7.00%, 9/25/32	1,037	1,078
Inv Fl IO
4.27%, 12/25/29	288	8
4.37%, 10/25/28	743	38
4.69%, 5/18/27	1,190	120
4.72%, 10/25/30	362	23
IO
6.00%, 8/25/32-11/25/32	2,402	293
6.50%, 2/25/33-6/25/33	7,428	1,512
7.00%, 4/25/33	1,201	257
7.50%, 11/1/29	1,593	338
8.00%, 4/1/24-8/1/31	1,345	316
9.00%, 11/1/26	141	35

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont’d)
Government National Mortgage Association
Inv Fl IO
4.828%, 8/16/29	$891	$70
		5,498
Federal Agency (1.0%)
Federal Home Loan Mortgage Corporation
5.125%, 11/7/13	(c)5,125	5,129
Finance (7.6%)
AIG SunAmerica Global Financing VI
6.30%, 5/10/11	(e)1,910	2,047
American General Finance Corp.
4.625%, 9/1/10	915	903
AXA Financial, Inc.
6.50%, 4/1/08	760	794
Bank of New York (The)
3.80%, 2/1/08	250	246
Bank of New York Co., Inc. (The)
5.20%, 7/1/07	285	288
Bank One Corp.
6.00%, 2/17/09	1,350	1,395
CIT Group, Inc.
2.875%, 9/29/06	590	580
4.75%, 8/15/08	490	490
7.375%, 4/2/07	195	203
Citicorp
6.375%, 11/15/08	705	740
Citigroup, Inc.
5.625%, 8/27/12	1,075	1,119
5.75%, 5/10/06	156	157
6.00%, 2/21/12	465	495
Countrywide Home Loans, Inc.
3.25%, 5/21/08	1,150	1,108
EOP Operating LP
4.75%, 3/15/14	(c)165	159
7.50%, 4/19/29	710	824
Farmers Exchange Capital
7.05%, 7/15/28	(e)675	699
Farmers Insurance Exchange
8.625%, 5/1/24	(e)725	868
General Electric Capital Corp.
4.25%, 12/1/10	(c)445	437
6.75%, 3/15/32	(c)1,425	1,682
Goldman Sachs Group, Inc.
5.25%, 10/15/13	630	637
6.60%, 1/15/12	730	792
Hartford Financial Services Group, Inc.
2.375%, 6/1/06	170	168
7.90%, 6/15/10	175	197
HSBC Finance Corp.
4.125%, 12/15/08	450	442
5.875%, 2/1/09	465	480
6.375%, 10/15/11	538	576
6.40%, 6/17/08	465	485
6.75%, 5/15/11	$365	$397
Huntington National Bank
4.375%, 1/15/10	520	512
International Lease Finance Corp.
3.75%, 8/1/07	(c)500	492
JPMorgan Chase & Co.
6.00%, 2/15/09	940	975
M&I Marshall & Ilsley Bank
3.80%, 2/8/08	1,365	1,343
Mantis Reef Ltd.
4.692%, 11/14/08	(e)1,100	1,085
Marsh & McLennan Cos., Inc.
5.375%, 7/15/14	1,320	1,279
MBNA America Bank NA
7.125%, 11/15/12	345	388
MBNA Corp.
4.163%, 5/5/08	(h)995	1,004
6.125%, 3/1/13	460	492
Nationwide Building Society
4.25%, 2/1/10	(e)1,065	1,044
Platinum Underwriters Finance, Inc.
7.50%, 6/1/17	(e)450	450
Platinum Underwriters Holdings Ltd.
6.371%, 11/16/07	(e)585	590
Prudential Holdings LLC
7.245%, 12/18/23	(c)(e)310	372
Residential Capital Corp.
6.375%, 6/30/10	(e)725	735
SLM Corp.
4.00%, 1/15/10	705	686
5.00%, 10/1/13	865	868
Sovereign Bank
4.00%, 2/1/08	105	104
St. Paul Travellers Cos., Inc. (The)
5.01%, 8/16/07	855	856
Two-Rock Pass Through Trust
4.72%, 12/31/49	(e)(h)645	641
Washington Mutual Bank FA
5.50%, 1/15/13	(c)170	174
Washington Mutual, Inc.
8.25%, 4/1/10	920	1,033
World Financial Properties
6.91%, 9/1/13	(e)2,143	2,276
Xlliac Global Funding
4.80%, 8/10/10	(e)1,110	1,104
		37,911
Industrials (6.9%)
Altria Group, Inc.
7.00%, 11/4/13	505	554
7.75%, 1/15/27	530	620
America West Airlines, Inc.
7.10%, 4/2/21	1,154	1,191
Baxter FinCo BV
4.75%, 10/15/10	825	820

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
Brascan Corp.
7.125%, 6/15/12	$ (c)615	$682
Burlington Northern and Santa Fe Railway Co.
4.575%, 1/15/21	394	386
Caterpillar Financial Services Corp.
3.625%, 11/15/07	190	187
3.89%, 8/20/07	(h)1,030	1,032
Clorox Co.
3.982%, 12/14/07	(h)920	922
Comcast Cable Communications
6.75%, 1/30/11	320	344
Consumers Energy Co.
4.80%, 2/17/09	500	499
Cooper Industries, Inc.
5.25%, 7/1/07	770	777
COX Communications, Inc.
4.625%, 1/15/10	585	572
CVS Corp.
5.625%, 3/15/06	860	864
6.204%, 10/10/25	(e)234	251
DaimlerChrysler N.A. Holding Corp.
7.75%, 1/18/11	440	488
8.50%, 1/18/31	430	522
Deutsche Telekom International Finance BV
8.75%, 6/15/30	830	1,075
FBG Finance, Ltd.
5.125%, 6/15/15	(e)795	781
Federated Department Stores, Inc.
6.30%, 4/1/09	370	386
6.625%, 9/1/08	(c)225	236
FedEx Corp.
2.65%, 4/1/07	550	535
Ford Motor Credit Co.
7.25%, 10/25/11	570	542
France Telecom S.A.
8.50%, 3/1/31	790	1,062
Hyatt Equities LLC
6.875%, 6/15/07	(e)680	693
ICI Wilmington, Inc.
4.375%, 12/1/08	400	393
Knight Ridder, Inc.
5.75%, 9/1/17	690	684
LG Electronics, Inc.
5.00%, 6/17/10	(e)420	415
Ltd. Brands
6.95%, 3/1/33	455	444
Marriott International, Inc.
7.00%, 1/15/08	1,270	1,329
Miller Brewing Co.
4.25%, 8/15/08	(e)800	789
Mohawk Industries, Inc.
7.20%, 4/15/12	450	501
New Cingular Wireless Services, Inc.
8.75%, 3/1/31	$395	$535
News America Holdings, Inc.
7.75%, 2/1/24	565	650
Norfolk Southern Corp.
7.35%, 5/15/07	505	526
Northrop Grumman Corp.
4.079%, 11/16/06	580	577
Panhandle Eastern Pipe Line Co.
2.75%, 3/15/07	170	165
Pemex Project Funding Master Trust
7.375%, 12/15/14	(c)245	273
8.00%, 11/15/11	(c)480	548
8.625%, 2/1/22	1,045	1,280
9.125%, 10/13/10	(c)185	217
Raytheon Co.
8.30%, 3/1/10	460	522
Sappi Papier Holding AG
6.75%, 6/15/12	(e)465	474
Sealed Air Corp.
5.625%, 7/15/13	(c)(e)1,010	1,014
Southwest Airlines Co.
5.496%, 11/1/06	520	526
Sprint Capital Corp.
8.75%, 3/15/32	220	296
Systems 2001 Asset Trust LLC
6.664%, 9/15/13	(e)1,245	1,335
TCI Communications, Inc.
7.875%, 2/15/26	520	622
Telecom Italia Capital S.A.
4.00%, 1/15/10	(e)1,100	1,057
Textron Financial Corp.
4.125%, 3/3/08	510	504
Union Pacific Corp.
6.625%, 2/1/08	370	386
6.65%, 1/15/11	290	313
6.79%, 11/9/07	225	234
Verizon New England, Inc.
6.50%, 9/15/11	610	650
WellPoint Health Networks, Inc.
6.375%, 6/15/06	735	744
WellPoint, Inc.
6.80%, 8/1/12	100	110
WPP Finance UK Corp.
5.875%, 6/15/14	585	606
		34,740
Mortgages — Other (3.6%)
Banc of America Funding Corp.
4.146%, 9/20/35	(h)2,150	2,150
California Federal Savings & Loan Association
8.80%, 1/1/14	(d)5	5
Countrywide Alternative Loan Trust
4.02%, 7/25/34	(h)43	44
4.101%, 11/20/35	(h)2,450	2,450

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Mortgages — Other (cont’d)
First Federal Savings & Loan Association
8.75%, 6/1/06	$ (d)@—	$ @—
Harborview Mortgage Loan Trust
4.079%, 7/19/45	(h)1,566	1,566
4.169%, 11/19/35	(h)2,298	2,298
Merrill Lynch Mortgage Investors, Inc.
3.95%, 8/25/35	(h)3,295	3,295
Ryland Acceptance Corp. IV
6.65%, 7/1/11	94	94
Thornburg Mortgage Securities Trust
3.98%, 6/25/44	(h)426	426
Washington Mutual, Inc.
3.948%, 7/25/44	(h)684	685
4.10%, 10/25/45	3,050	3,050
4.12%, 8/25/45	(h)2,000	2,000
		18,063
Sovereign (0.4%)
United Mexican States
8.00%, 9/24/22	(c)100	122
8.30%, 8/15/31	505	633
8.375%, 1/14/11	(c)1,130	1,302
		2,057
U.S. Treasury Securities (33.5%)
U.S. Treasury Bonds
6.375%, 8/15/27	3,120	3,867
U.S. Treasury Strips
IO
4.52%, 5/15/16	(c)8,000	4,977
4.55%, 2/15/17	(c)5,000	2,998
4.62%, 8/15/18	(c)3,950	2,195
4.64%, 2/15/19	18,000	9,750
4.65%, 8/15/19	(c)21,500	11,366
4.65%, 5/15/19	(c)6,100	3,262
4.66%, 2/15/22	(c)9,500	4,434
4.67%, 11/15/19	(c)5,950	3,101
4.67%, 2/15/20	37,425	19,281
4.67%, 5/15/22	(c)12,600	5,804
4.68%, 5/15/20	16,700	8,493
4.69%, 8/15/20	(c)14,400	7,228
4.69%, 2/15/21	(c)13,350	6,548
4.71%, 5/15/21	58,590	28,319
4.72%, 11/15/21	(c)14,350	6,766
4.72%, 2/15/23	(c)12,000	5,337
4.73%, 11/15/22	(c)3,475	1,561
4.74%, 2/15/25	(c)1,850	747
PO
5/15/21	17,625	8,545
11/15/21	8,000	3,784
8/15/22	(c)9,100	4,150
2/15/25	29,500	11,975
2/15/27	(c)8,500	3,157
		167,645
Utilities (2.1%)
Arizona Public Service Co.
5.80%, 6/30/14	$745	$782
6.75%, 11/15/06	265	271
Carolina Power & Light Co.
5.125%, 9/15/13	760	766
CC Funding Trust I
6.90%, 2/16/07	485	499
Cincinnati Gas & Electric Co.
5.70%, 9/15/12	440	457
Consolidated Natural Gas Co.
5.00%, 12/1/14	490	484
6.25%, 11/1/11	720	766
Detroit Edison Co.
6.125%, 10/1/10	120	127
Entergy Gulf States, Inc.
3.60%, 6/1/08	345	331
4.27%, 12/1/09	(h)455	457
Exelon Corp.
6.75%, 5/1/11	545	585
FPL Group Capital, Inc.
3.25%, 4/11/06	(c)785	780
NiSource Finance Corp.
4.393%, 11/23/09	(c)(h)535	538
Pacific Gas & Electric Co.
6.05%, 3/1/34	360	376
Public Service Electric & Gas Co.
5.00%, 1/1/13	580	585
Ras Laffan Liquefied Natural Gas Co., Ltd.
8.294%, 3/15/14	(e)890	1,044
Sempra Energy
4.621%, 5/17/07	530	529
South Carolina Electric & Gas Co.
5.30%, 5/15/33	265	262
Texas Eastern Transmission LP
7.00%, 7/15/32	425	500
Wisconsin Electric Power Co.
3.50%, 12/1/07	210	205
		10,344
Total Fixed Income Securities (Cost $575,647)		585,178

	Shares
Preferred Stock (0.4%)
Mortgages — Other (0.4%)
Home Ownership Funding Corp.
13.331% (Cost $2,154)	(e)7,150	2,142

	Face
	Amount
	(000)
Short-Term Investments (18.3%)
Short-Term Debt Securities held as Collateral on Loaned Securities (17.1%)
Abbey National Treasury Services, 3.59%, 1/13/06	$ (h)1,710	1,710
ASAP Funding Ltd., 3.79%, 10/21/05	1,151	1,151

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
Atlantis One Funding, 3.66%, 11/1/05	$824	$824
Bank of New York,
3.70%, 4/4/06	(h)1,155	1,155
3.83%, 10/28/05	(h)3,789	3,789
Barclays New York, 3.78%, 11/1/05	1,155	1,155
Bear Stearns,
3.78%, 6/15/06	(h)2,310	2,310
4.02%, 12/5/05	(h)1,017	1,017
Beta Finance, Inc., 3.67%, 10/21/05	1,973	1,973
Calyon, N.Y., 3.86%, 2/27/06	(h)924	924
CC USA, Inc.,
3.83%, 4/18/06	(h)1,155	1,155
3.99%, 10/28/05	(h)1,109	1,109
CIC, N.Y., 3.72%, 2/13/06	(h)3,465	3,465
Citigroup Funding, Inc., 3.86%, 10/7/05	2,309	2,309
Dekabank Deutsche Girozentrale, 3.61%, 5/19/06	(h)2,357	2,357
Deutsche Bank Securities, Inc., 3.96%, 10/3/05	17,021	17,021
Dorada Finance, Inc.,
3.74%, 11/10/05	1,053	1,053
3.75%, 11/14/05	824	824
3.93%, 11/30/05	2,524	2,524
Dresdner Bank, N.Y., 3.65%, 10/11/05	924	924
Fortis Bank, New York, 3.79%, 10/25/05	2,343	2,343
Goldman Sachs Group LP, 3.75%, 2/15/06	(h)1,155	1,155
Grampian Funding LLC, 3.79%, 12/8/05	684	684
K2 (USA) LLC,
3.74%, 2/15/06	(h)1,063	1,063
3.83%, 10/24/05-4/25/06	(h)4,436	4,436
Links Finance LLC,
3.81%, 2/27/06	(h)1,386	1,386
3.83%, 10/27/05-4/18/06	(h)3,465	3,465
Marshall & Ilsley Bank, 3.97%, 12/29/05	(h)3,234	3,234
Nationwide Building Society,
3.71%, 1/13/06	(h)1,849	1,849
4.03%, 10/2/06	(h)2,680	2,680
Procter & Gamble Co., 3.77%, 10/31/06	(h)947	947
Rabobank USA Financial Corp., 3.89%, 10/3/05	2,541	2,541
Sheffield Receivable Corp., 3.78%, 10/25/05	1,152	1,152
Sigma Finance, Inc. 3.84%, 3/22/06	(h)2,310	2,310
SLM Corp., 3.80%, 10/31/06	(h)2,310	2,310
Tango Finance Corp., 3.83%, 3/22/06	(h)1,941	1,941
Unicredito London, 3.62%, 10/27/05	1,145	1,145
Wachovia Bank N.A., 3.80%, 10/2/06	(h)2,310	2,310
		85,700
Discount Note (0.1%)
Federal Home Loan Mortgage Corporation
3.56%, 10/11/05	500	500
Repurchase Agreement (0.9%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $4,768	(f)4,767	4,767
U.S. Treasury Securities (0.2%)
U.S. Treasury Bills
3.61%, 1/12/06	(j)940	931

Total Short-term Investments (Cost $91,898)		$91,898
Total Investments (135.6%) (Cost $669,699) — Including $88,343 of Securities Loaned		679,218
Liabilities in Excess of Other Assets (-35.6%)		(178,494)
Net Assets (100%)		$500,724

(c)	All or a portion of security on loan at September 30, 2005.
(d)	Security was valued at fair value — At September 30, 2005, the Portfolio held $5,000 of fair valued securities, representing less than 0.05% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2005.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
@	Value/Face Amount is less than $500.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2005.
IO	Interest Only
PAC	Planned Amortization Class
PO	Principal Only
TBA	To Be Announced

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
5 yr. Note	37	$3,954	Dec - 05	$(12)
U.S. Treasury
10 yr. Note	282	30,998	Dec - 05	(229)
U.S. Treasury
Long Bond	565	64,640	Dec - 05	(890)
Short:
U.S. Treasury
2 yr. Note	328	67,532	Dec - 05	383
				$(748)

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

U.S. Core Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class Shares had a total return of 4.35% compared to 2.93% for the Citigroup U.S. Broad Investment Grade Bond Index (“the Index”).

Factors Affecting Performance

•                  Interest rates rose over the course of the period as some of the extreme economic pessimism plaguing the U.S. bond market began to diminish. With the rise in interest rates, the Portfolio’s below-Index interest-rate sensitivity (IRS) strategy supplied most of the period’s outperformance.

•                  Good security selection decisions added value within the corporate credit area, more than offsetting the unfavorable effects of the Portfolio’s corporate bond underweight during a period of narrowing yield spreads.

•                  The Portfolio’s emphasis on higher-coupon mortgage securities - and low exposure to other mortgage securities - also helped relative performance during the fiscal year, as these securities outperformed equal-duration Treasuries.

•                  The Portfolio’s paying of fixed-rates on specific interest-rate swaps also added value as swap spreads widened.

•                  The Portfolio’s underweight in Agency debentures did not have a material impact on relative performance.

Management Strategies

•                  Though some market rates rose sharply over the past year, most notably among short- and intermediate-term issues, we believe a below-Index IRS posture remains warranted to preserve capital. The bulk of the underweight is in the two- to-five-year part of the yield curve, which is the maturity range most vulnerable to additional changes in the market’s implied economic growth forecast. With the prevailing federal funds rate at 3.75% and the market assuming that it will only rise to perhaps 4.25%-4.50% into 2006, there is the potential for further increases in market yields as the Federal Reserve seeks to “normalize” the federal funds rate; this could bring the federal funds rate somewhere closer to 5%-6%, which is in line with prevailing nominal Gross Domestic Product growth rates. We believe the below-Index IRS position represents the most attractive relative value opportunity within the Portfolio at this time.

•                  Credit spreads are generally very tight and, with few exceptions, fail to offer sufficient reward for their associated risks. Even with opportunistic holdings in selected life insurance providers and asset-backed securities, the Portfolio has a below-Index sensitivity to credit spreads.

•                  We believe that higher-coupon mortgages continue to offer the best relative value in the mortgage area. Prices and yields of the Portfolio’s security holdings in this area continue to anticipate extremely fast prepayment assumptions; this strategy should continue to add value in an environment where actual prepayments remain slower than expected. Lower- and current-coupon mortgages are rich, thereby supporting a large underweight in these securities relative to the Index.

•                  The Portfolio continues to pay fixed rates on selected zero-coupon interest-rate swaps and receives variable rates from highly-rated counterparties; we believe this strategy will continue to benefit in an environment where liquidity spreads widen, which is most likely as the Federal Reserve withdraws even more liquidity from the banking system.

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

U.S. Core Fixed Income Portfolio

Comparison of the Change in Value of a $500,000* Investment
Since Commencement of Offering

*                 Minimum Investment

**          Commenced offering on March 1, 1999.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Citigroup U.S. Broad Investment Grade Bond Index(1) and the Lipper A-Rated Corporate Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)

Portfolio — Institutional Class(4)	4.35%	6.93%	6.34%	8.27%
Citigroup U.S. Broad Investment Grade Bond Index	2.93	6.67	6.57	8.10
Lipper A-Rated Corporate Debt Funds Index	3.22	6.38	6.02	7.75
Portfolio — Adviser Class(5)	4.01	6.65	—	5.83
Citigroup U.S. Broad Investment Grade Bond Index	2.93	6.67	—	6.22
Lipper A-Rated Corporate Debt Funds Index	3.22	6.38	—	5.64

(1)           The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted Index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade
(BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.

(2)           The Lipper A-Rated Corporate Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper A- Rated Corporate Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper A-Rated Corporate Debt Funds classification.

(3)           Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)           Commenced operations on September 29, 1987.

(5)           Commenced offering on March 1, 1999.

(6)           For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

U.S. Core Fixed Income Portfolio

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2005 —
	Account Value	September 30,	September 30,
	April 1, 2005	2005	2005
Institutional Class
Actual	$1,000.00	$1,028.50	$2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.56	2.54

Adviser Class
Actual	1,000.00	1,027.30	3.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.31	3.80

*  Expenses are equal to Institutional Class’ and Adviser Class’ annualized net expense ratios of 0.50% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*                                         Industries and/or investment types which do not appear in the top 10 industries and/or investment types, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

2005 Annual Report

September 30, 2005

Portfolio of Investments

U.S. Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (110.6%)
Agency Adjustable Rate Mortgages (0.7%)
Government National Mortgage Association, Adjustable Rate Mortgages:
3.75%, 8/20/25-9/20/27	$332	$338
4.125%, 10/20/27-12/20/27	44	45
4.375%, 2/20/25-1/20/28	1,268	1,279
		1,662
Agency Fixed Rate Mortgages (27.6%)
Federal Home Loan Mortgage Corporation, Conventional Pools:
10.00%, 10/1/12-11/1/20	43	48
11.50%, 8/1/19	37	41
Gold Pools:
5.50%, 6/1/19-7/1/20	6,950	7,056
6.50%, 2/1/29-4/1/29	113	117
7.50%, 2/1/30-6/1/32	655	694
8.00%, 10/1/29-10/1/31	691	738
8.50%, 3/1/30-7/1/31	274	298
10.00%, 6/1/17-3/1/21	126	138
October TBA
6.00%, 10/1/34	(i)4,450	4,528
7.00%, 10/1/35	(i)550	575
November TBA
5.00%, 11/1/20	(i)2,400	2,392
Federal National Mortgage Association, Conventional Pools:
6.50%, 7/1/29-6/1/34	3,943	4,065
7.00%, 2/1/26-5/1/33	2,654	2,779
7.50%, 7/1/29-7/1/32	3,570	3,780
8.00%, 4/1/25-8/1/32	3,328	3,559
8.50%, 5/1/23-5/1/32	2,378	2,589
9.00%, 4/1/26	674	732
9.50%, 2/1/20-8/1/21	292	324
10.00%, 8/1/18-2/1/25	59	66
10.50%, 11/1/10-10/1/18	58	66
11.00%, 9/1/19-9/1/20	99	110
11.50%, 11/1/19	85	94
October TBA
7.00%, 10/1/35	(i)16,300	17,064
November TBA
4.50%, 11/1/20	(i)5,050	4,943
5.00%, 11/1/20	(i)4,875	4,858
Government National Mortgage Association, Various Pools:
9.00%, 11/15/17	51	55
9.50%, 12/15/17-12/15/21	370	408
10.00%, 9/15/18-4/15/25	342	384
10.50%, 11/15/14-2/15/25	751	851
11.00%, 12/15/09-7/15/20	68	75
11.50%, 4/15/13-8/15/13	43	48
12.00%, 12/15/12-3/15/14	11	13
		63,488
Asset Backed Corporates (29.7%)
Asset Backed Funding Certificates
3.91%, 1/25/35	$ (h)777	$777
4.02%, 6/25/25	(h)194	195
Banc of America Securities Auto Trust
3.99%, 8/18/09	1,500	1,487
Bear Stearns Asset Backed Securities, Inc.
3.95%, 8/25/35	(h)871	872
4.03%, 9/25/34	(h)962	963
Capital Auto Receivables Asset Trust
3.35%, 2/15/08	800	789
3.848%, 1/15/08	(h)950	951
4.05%, 7/15/09	1,600	1,589
Carrington Mortgage Loan Trust
3.91%, 6/25/35	(h)898	899
3.96%, 1/25/35-10/25/35	(h)2,340	2,340
3.98%, 9/25/35	(h)1,221	1,222
Caterpillar Financial Asset Trust
3.90%, 2/25/09	1,300	1,288
Chase Credit Card Master Trust
5.50%, 11/17/08	865	873
CIT Equipment Collateral
3.50%, 9/20/08	625	616
Citibank Credit Card Issuance Trust
6.875%, 11/16/09	(c)1,240	1,300
CNH Equipment Trust
4.02%, 4/15/09	1,275	1,265
4.27%, 1/15/10	1,575	1,566
Daimler Chrysler Auto Trust
4.04%, 9/8/09	1,200	1,192
Equifirst Mortgage Loan Trust
3.89%, 4/25/35	(h)992	993
First Franklin Mortgage Loan Asset Backed Certificates
3.93%, 7/25/35	(h)1,147	1,148
3.95%, 10/25/35	(h)1,300	1,300
Ford Credit Auto Owner Trust
4.17%, 1/15/09	975	970
GE Dealer Floorplan Master Note Trust
3.846%, 7/20/08	(h)950	951
GE Equipment Small Ticket LLC
4.38%, 7/22/09	(e)1,275	1,271
GSAMP Trust
3.92%, 4/25/35	(h)672	673
3.95%, 2/25/35	(h)509	509
Harley-Davidson Motorcycle Trust
2.18%, 1/15/09	654	649
3.76%, 12/17/12	1,750	1,723
4.07%, 2/15/12	1,125	1,113
Honda Auto Receivables Owner Trust
2.52%, 2/15/07	620	619
3.87%, 4/20/09	1,375	1,360
3.93%, 1/15/09	800	793
Hyundai Auto Receivables Trust
3.98%, 11/16/09	950	941

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

U.S. Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Asset Backed Corporates (cont’d)
JP Morgan Chase Commercial Mortgage Securities Corp.
3.942%, 4/16/19	$ (e)(h)985	$987
Long Beach Mortgage Loan Trust
3.91%, 4/25/35	(h)983	984
3.97%, 2/25/35	(h)734	735
Mastr Asset Backed Securities Trust
3.92%, 3/25/35	(h)730	731
MBNA Master Credit Card Trust USA
7.80%, 10/15/12	1,480	1,681
Merrill Lynch Mortgage Investors, Inc.
3.93%, 9/25/35	(h)446	446
4.03%, 8/25/35	(h)306	306
National City Auto Receivables Trust
2.88%, 5/15/11	1,350	1,310
New Century Home Equity Loan Trust
3.97%, 2/25/35	(h)506	507
Nissan Auto Receivables Owner Trust
3.99%, 7/15/09	1,750	1,736
Novastar Home Equity Loan
3.95%, 6/25/35	(h)1,754	1,756
Option One Mortgage Loan Trust
4.13%, 11/25/34	(h)1,401	1,403
Ownit Mortgage Loan Asset Backed Certificates
3.94%, 3/25/36	(h)763	764
Residential Asset Mortgage Products, Inc.
3.94%, 1/25/35	(h)630	631
Residential Asset Securities Corp.
4.00%, 7/25/21	(h)177	177
Saxon Asset Securities Trust
3.92%, 10/25/35	(h)1,408	1,409
3.94%, 5/25/35	(h)472	472
SLM Student Loan Trust
3.67%, 10/25/12	(h)1,750	1,746
3.69%, 1/25/13	(h)1,268	1,269
Specialty Underwriting & Residential Finance
3.93%, 12/25/35	(h)763	764
3.94%, 12/25/35	(h)789	789
Structured Asset Investment Loan Trust
3.92%, 6/25/35	(h)1,016	1,016
3.93%, 7/25/35	(h)1,677	1,678
Terwin Mortgage Trust
3.95%, 7/25/35	(e)(h)984	985
4.22%, 11/25/35	(h)681	682
TXU Electric Delivery Transition Bond Co.
4.81%, 11/17/14	300	300
USAA Auto Owner Trust
2.41%, 2/15/07	171	170
3.16%, 2/17/09	700	690
3.58%, 2/15/11	1,850	1,819
3.90%, 7/15/09	1,125	1,115
Volkswagen Auto Lease Trust
3.82%, 5/20/08	1,000	992
Wachovia Auto Owner Trust
2.49%, 4/20/07	$336	$336
2.91%, 4/20/09	650	640
4.06%, 9/21/09	825	819
Wells Fargo Home Equity Trust
4.00%, 2/25/18	(h)306	306
World Omni Auto Receivables Trust
2.58%, 7/12/07	388	387
3.29%, 11/12/08	625	618
		68,353
Collateralized Mortgage Obligations — Agency Collateral Series (0.9%)
Federal Home Loan Mortgage Corporation
Inv Fl IO
2.19%, 3/15/24	732	23
Inv Fl IO TAC
4.782%, 10/15/29	97	4
IO
5.00%, 12/15/16	1,678	171
6.00%, 5/1/31	983	179
6.50%, 4/1/28-5/15/33	1,793	356
8.00%, 1/1/28-6/1/31	116	27
Federal National Mortgage Association
Inv Fl IO
3.761%, 2/17/31	548	39
4.27%, 12/25/29	181	5
4.37%, 10/25/28	775	39
IO
6.00%, 8/25/32-11/25/32	1,529	188
6.50%, 2/25/33-5/25/33	2,412	486
7.00%, 4/25/33	962	206
8.00%, 4/1/24-8/1/31	860	202
9.00%, 11/1/26	53	13
IO PAC
8.00%, 8/18/27	48	10
Government National Mortgage Association
Inv Fl IO
3.808%, 9/16/31	149	8
4.178%, 12/16/25	792	57
4.188%, 9/16/27	335	24
4.704%, 9/20/30	147	11
4.828%, 8/16/29	711	57
		2,105
Federal Agency (1.0%)
Federal Home Loan Mortgage Corporation
5.125%, 11/7/13	2,300	2,302
Finance (8.0%)
AIG SunAmerica Global Financing VI
6.30%, 5/10/11	(e)850	911
American General Finance Corp.
4.625%, 5/15/09-9/1/10	635	627
AXA Equitable Life Insurance Co.
6.95%, 12/1/05	(e)860	864
AXA Financial, Inc.
6.50%, 4/1/08	105	110

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

U.S. Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Finance (cont’d)
Bank of New York (The)
3.80%, 2/1/08	$250	$246
Bank of New York Co., Inc. (The)
5.20%, 7/1/07	165	167
CIT Group, Inc.
2.875%, 9/29/06	340	334
4.75%, 8/15/08	215	215
Citigroup, Inc.
5.625%, 8/27/12	850	885
5.75%, 5/10/06	90	91
6.00%, 2/21/12	120	128
Countrywide Home Loans, Inc.
3.25%, 5/21/08	525	506
EOP Operating LP
4.75%, 3/15/14	65	63
7.50%, 4/19/29	280	325
Farmers Exchange Capital
7.05%, 7/15/28	(e)165	171
Farmers Insurance Exchange
8.625%, 5/1/24	(e)475	569
General Electric Capital Corp.
4.25%, 12/1/10	(c)230	226
4.75%, 9/15/14	60	59
5.875%, 2/15/12	50	53
6.75%, 3/15/32	470	555
Goldman Sachs Group, Inc.
5.25%, 10/15/13	135	136
Hartford Financial Services Group, Inc.
2.375%, 6/1/06	360	355
HSBC Finance Corp.
4.125%, 12/15/08	100	98
5.875%, 2/1/09	330	341
6.375%, 10/15/11	185	198
6.75%, 5/15/11	235	256
8.00%, 7/15/10	150	169
Huntington National Bank
4.375%, 1/15/10	250	246
John Hancock Financial Services, Inc.
5.625%, 12/1/08	295	303
JPMorgan Chase & Co.
6.00%, 2/15/09	635	659
M&I Marshall & Ilsley Bank
3.80%, 2/8/08	575	565
Mantis Reef Ltd.
4.692%, 11/14/08	(e)400	395
Marsh & McClennan Companies, Inc.
5.375%, 7/15/14	575	557
MBNA Corp.
4.163%, 5/5/08	(h)475	479
6.125%, 3/1/13	310	331
Nationwide Building Society
4.25%, 2/1/10	(e)515	505
Platinum Underwriters Finance, Inc.
7.50%, 6/1/17	$ (e)200	$200
Platinum Underwriters Holdings Ltd.
6.371%, 11/16/07	(e)260	262
Prudential Holdings LLC
7.245%, 12/18/23	(e)105	126
Residential Capital Corp.
6.375%, 6/30/10	(e)355	360
SLM Corp.
4.00%, 1/15/10	205	199
5.00%, 10/1/13	490	491
Sovereign Bank
4.00%, 2/1/08	100	99
St. Paul Travellers Cos., Inc. (The)
5.01%, 8/16/07	415	416
Two-Rock Pass Through Trust
4.72%, 12/31/49	(e)(h)315	313
U.S. Bank N.A.
2.85%, 11/15/06	455	446
Wachovia Corp.
4.95%, 11/1/06	760	763
Washington Mutual, Inc.
8.25%, 4/1/10	495	556
World Financial Properties
6.91%, 9/1/13	(e)168	179
6.95%, 9/1/13	(e)682	725
Xlliac Global Funding
4.80%, 8/10/10	(e)490	487
		18,320
Industrials (6.5%)
Altria Group, Inc.
7.00%, 11/4/13	240	263
7.75%, 1/15/27	155	181
America West Airlines, Inc.
7.10%, 4/2/21	602	622
Baxter FinCo BV
4.75%, 10/15/10	370	368
Brascan Corp.
7.125%, 6/15/12	(c)270	299
Burlington Northern and Santa Fe Railway Co.
4.575%, 1/15/21	175	171
Caterpillar Financial Services Corp.
3.625%, 11/15/07	110	108
3.89%, 8/20/07	(h)435	436
Clorox Co.
3.982%, 12/14/07	(h)415	416
Comcast Cable Communications
6.75%, 1/30/11	65	70
Consumers Energy Co.
4.80%, 2/17/09	225	224
Cooper Industries, Inc.
5.25%, 7/1/07	405	409
COX Communications, Inc.
4.625%, 1/15/10	260	254

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

U.S. Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
CVS Corp.
5.789%, 1/10/26	$ (e)249	$262
6.204%, 10/10/25	(e)138	148
Deutsche Telekom International Finance BV
8.75%, 6/15/30	360	466
FBG Finance, Ltd.
5.125%, 6/15/15	(e)385	378
Federated Department Stores, Inc.
6.625%, 9/1/08	(c)120	126
FedEx Corp.
2.65%, 4/1/07	215	209
Ford Motor Credit Co.
7.25%, 10/25/11	415	394
France Telecom S.A.
8.50%, 3/1/31	330	444
Hyatt Equities LLC
6.875%, 6/15/07	(e)280	286
ICI Wilmington, Inc.
4.375%, 12/1/08	235	231
Knight Ridder, Inc.
5.75%, 9/1/17	305	302
LG Electronics, Inc.
5.00%, 6/17/10	(e)210	207
Ltd. Brands
6.95%, 3/1/33	200	195
Marriott International, Inc.
7.00%, 1/15/08	(c)740	775
Miller Brewing Co.
4.25%, 8/15/08	(e)355	350
Mohawk Industries, Inc.
7.20%, 4/15/12	215	239
New Cingular Wireless Services, Inc.
8.75%, 3/1/31	150	203
News America Holdings, Inc.
7.75%, 2/1/24	440	506
News America, Inc.
7.125%, 4/8/28	80	87
Norfolk Southern Corp.
7.35%, 5/15/07	245	255
Northrop Grumman Corp.
4.079%, 11/16/06	235	234
Panhandle Eastern Pipe Line Co.
2.75%, 3/15/07	115	112
Pemex Project Funding Master Trust
7.375%, 12/15/14	1,045	1,163
Raytheon Co.
6.15%, 11/1/08	46	48
8.30%, 3/1/10	145	165
Sappi Papier Holding AG
6.75%, 6/15/12	(e)230	234
Sealed Air Corp.
5.625%, 7/15/13	(e)480	482
Southwest Airlines Co.
5.496%, 11/1/06	$325	$329
Sprint Capital Corp.
8.75%, 3/15/32	80	108
Systems 2001 Asset Trust LLC
6.664%, 9/15/13	(e)392	421
Telecom Italia Capital S.A.
4.00%, 11/15/08	115	112
4.00%, 1/15/10	(e)375	361
Textron Financial Corp.
4.125%, 3/3/08	230	227
Union Pacific Corp.
3.625%, 6/1/10	305	289
6.625%, 2/1/08	155	162
WellPoint Health Networks, Inc.
6.375%, 6/15/06	380	385
WPP Finance UK Corp.
5.875%, 6/15/14	215	223
		14,939
Mortgages — Other (3.4%)
Banc of America Funding Corp.
4.146%, 9/20/35	(h)1,000	1,000
Countrywide Alternative Loan Trust
4.02%, 7/25/34	(h)17	17
4.101%, 11/20/35	(h)1,075	1,075
Gemsco Mortgage Pass Through Certificate
8.701%, 11/25/10	(d)14	14
Harborview Mortgage Loan Trust
4.079%, 7/19/45	(h)685	685
4.169%, 11/19/35	(h)999	999
Merrill Lynch Mortgage Investors, Inc.
3.95%, 8/25/35	(h)1,429	1,430
Thornburg Mortgage Securities Trust
3.98%, 6/25/44	(h)185	185
Washington Mutual, Inc.
3.948%, 7/25/44	(h)280	280
4.10%, 10/25/45	1,350	1,350
4.12%, 8/25/45	(h)864	864
		7,899
Sovereign (0.3%)
United Mexican States
8.30%, 8/15/31	465	582
8.375%, 1/14/11	(c)180	208
		790
U.S. Treasury Securities (30.7%)
U.S. Treasury Bonds
6.125%, 8/15/29	(c)775	944
U.S. Treasury Strips
IO
4.52%, 5/15/16	(c)1,000	622
4.55%, 2/15/17	(c)2,000	1,199
4.62%, 8/15/18	(c)1,850	1,028
4.64%, 2/15/19	(c)8,400	4,550

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

U.S. Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
U.S. Treasury Securities (cont’d)
4.65%, 5/15/19-8/15/19	$ (c)21,350	$11,293
4.66%, 2/15/22	(c)4,300	2,007
4.67%, 11/15/19-5/15/22	(c)14,175	7,042
4.68%, 5/15/20	(c)17,325	8,811
4.69%, 8/15/20-2/15/21	(c)7,600	3,751
4.71%, 5/15/21	(c)30,605	14,793
4.72%, 11/15/21-2/15/23	(c)7,925	3,670
4.73%, 11/15/22	(c)2,200	988
PO
11/15/21-2/15/25	(c)23,200	10,043
		70,741
Utilities (1.8%)
Arizona Public Service Co.
5.80%, 6/30/14	(c)330	346
6.75%, 11/15/06	120	123
Carolina Power & Light Co.
5.125%, 9/15/13	305	308
CC Funding Trust I
6.90%, 2/16/07	105	108
Cincinnati Gas & Electric Co.
5.70%, 9/15/12	265	275
Consolidated Natural Gas Co.
5.00%, 12/1/14	250	247
6.25%, 11/1/11	195	207
Detroit Edison Co.
6.125%, 10/1/10	100	106
Entergy Gulf States, Inc.
3.60%, 6/1/08	200	192
4.27%, 12/1/09	(h)155	155
Exelon Corp.
6.75%, 5/1/11	175	188
FPL Group Capital, Inc.
3.25%, 4/11/06	350	348
NiSource Finance Corp.
4.393%, 11/23/09	(c)(h)240	241
Pacific Gas & Electric Co.
6.05%, 3/1/34	150	156
Public Service Electric & Gas Co.
5.00%, 1/1/13	345	348
Ras Laffan Liquefied Natural Gas Co., Ltd.
8.294%, 3/15/14	(e)225	264
Sempra Energy
4.621%, 5/17/07	230	230
South Carolina Electric & Gas Co.
5.30%, 5/15/33	(c)170	168
Wisconsin Electric Power Co.
3.50%, 12/1/07	60	59
		4,069
Total Fixed Income Securities ($252,307)		254,668

	Shares
Preferred Stocks (0.4%)
Mortgages — Other
Home Ownership Funding Corp.
13.331% (Cost $893)	(e)2,975	$891

	Face Amount
	(000)
Short-Term Investments (18.1%)
Short-Term Debt Securities held as Collateral on Loaned Securities (13.7%)
Abbey National Treasury Services, 3.59%, 1/13/06	$ (h)628	628
ASAP Funding Ltd., 3.79%, 10/21/05	423	423
Atlantis One Funding, 3.66%, 11/1/05	303	303
Bank of New York,
3.70%, 4/4/06	(h)424	424
3.83%, 10/28/05	(h)1,392	1,392
Barclays New York, 3.78%, 11/1/05	424	424
Bear Stearns,
4.02%, 12/5/05	(h)374	374
3.78%, 6/15/06	(h)849	849
Beta Finance, Inc., 3.67%, 10/21/05	725	725
Calyon, N.Y., 3.86%, 2/27/06	(h)339	339
CC USA, Inc.,
3.99%, 10/28/05	(h)407	407
3.83%, 4/18/06	(h)424	424
CIC, N.Y., 3.72%, 2/13/06	(h)1,273	1,273
Citigroup Funding, Inc., 3.86%, 10/7/05	848	848
Dekabank Deutsche Girozentrale, 3.61%, 5/19/06	(h)866	866
Deutsche Bank Securities, Inc., 3.96%, 10/3/05	6,252	6,252
Dorada Finance, Inc.,
3.75%, 11/14/05	303	303
3.74%, 11/10/05	387	387
3.93%, 11/30/05	927	927
Dresdner Bank, N.Y., 3.65%, 10/11/05	339	339
Fortis Bank, New York, 3.79%, 10/25/05	861	861
Goldman Sachs Group LP, 3.75%, 2/15/06	(h)424	424
Grampian Funding LLC, 3.79%, 12/8/05	251	251
K2 (USA) LLC,
3.74%, 2/15/06	(h)390	390
3.83%, 10/24/05-4/25/06	(h)1,629	1,629
Links Finance LLC,
3.81%, 2/27/06	(h)509	509
3.83%, 10/27/05-4/18/06	(h)1,273	1,273
Marshall & Ilsley Bank, 3.97%, 12/29/05	(h)1,188	1,188
Nationwide Building Society,
3.71%, 1/13/06	(h)679	679
4.03%, 10/2/06	(h)984	984
Procter & Gamble Co., 3.77%, 10/31/06	(h)348	348
Rabobank USA Financial Corp., 3.89%, 10/3/05	933	933
Sheffield Receivable Corp., 3.78%, 10/25/05	423	423
Sigma Finance, Inc. 3.84%, 3/22/06	(h)849	849
SLM Corp., 3.80%, 10/31/06	(h)849	849
Tango Finance Corp., 3.83%, 3/22/06	(h)713	713
Unicredito London, 3.62%, 10/27/05	420	420
Wachovia Bank N.A., 3.80%, 10/2/06	(h)849	849
		31,479

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

U.S. Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Discount Notes (1.3%)
Federal Home Loan Mortgage Corporation
3.70%, 10/11/05	$3,000	$2,997
Repurchase Agreement (2.9%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $6,721	(f)6,719	6,719
U.S. Treasury Securities (0.2%)
U.S. Treasury Bills
3.61%, 1/12/06	(c)(j)560	555
Total Short-term Investments ($41,750)		41,750
Total Investments (129.1%) (Cost $294,950) — Including $32,262 of Securities Loaned		297,309
Liabilities in Excess of Other Assets (-29.1%)		(67,005)
Net Assets (100%)		$230,304

(c)	All or a portion of security on loan at September 30, 2005.
(d)	Security was valued at fair value — At September 30, 2005, the Portfolio held $14,000 of fair valued securities, representing less than 0.05% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2005.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2005.
IO	Interest Only
PO	Principal Only
PAC	Planned Amortization Class
TAC	Targeted Amortization Class
TBA	To Be Announced

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
5 yr. Note	208	$22,227	Dec-05	$(176)
U.S. Treasury
Long Bond	390	44,618	Dec-05	(697)
Short:
U.S. Treasury
2 yr. Note	157	32,325	Dec-05	172
U.S. Treasury
10 yr. Note	118	12,971	Dec-05	178
				$(523)

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

High Yield Portfolio

The High Yield Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in high yield securities (commonly referred to as “junk bonds”). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations, swaps and other derivatives in managing the Portfolio. High yield fixed income securities represent a much greater risk of default and tend to be more volatile than higher rated bonds.

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class Shares had a total return of 4.63% compared to 6.32% for the CS First Boston High Yield Index (“the Index”).

Factors Affecting Performance

•                  Our security selection and underweight in the transportation sector added to performance as we avoided several companies that had poor results, including Ford and General Motors, the latter of which suffers numerous problems—high wages and benefits, declining market share, cost disadvantage as compared to foreign competitors, operating losses and others.

•                  The Portfolio benefited from its lack of participation in airlines issues. Airlines were one of the worst performing industries within the high yield market during the 12-month period.

•                  Security selection in forest products, housing, telecom and diversified media detracted from relative performance.

Management Strategies

•                  We seek to maintain a well-diversified portfolio. The Portfolio consists of a diverse group of approximately 150 issuers which helps to minimize the Portfolio’s credit risk. We continue to maintain an average credit quality of mid-to-high single B, which is very close to that of the Index.

•                  We focus on larger companies because we believe they have financial flexibility, can withstand less-favorable financial markets and have superior access to capital markets.

•                  We believe the fundamentals of the high yield market remain positive, with favorable earnings and low default rates. Many of these positive factors have already been “priced into” the market during the past few years, however, and high yield seems to us to be slightly overvalued.

•                  We have positioned the Portfolio slightly more defensively over the past few months and will continue to look for opportunities to move the Portfolio further in this direction over the coming months.

•                  As has been the case for over a year, we believe high yield returns should continue to be driven primarily by coupon income rather than price appreciation. We look for the Portfolio’s holdings to earn their coupon in the coming months and for market fundamentals to remain favorable through at least the middle of 2006.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

High Yield Portfolio

Comparison of the Change in Value of a $1 Million* Investment
Since Commencement of Offering

Comparison of the Change in Value of a $500,000* Investment
Since Commencement of Offering

*                      Minimum Investment

**               Commenced offering on May 21, 1996.

***        Commenced offering on January 31, 1997.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the CS First Boston High Yield Index(1) and the Lipper High Current Yield Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(7)

Portfolio — Institutional Class(4)	4.63%	2.07%	4.96%	7.35%
CS First Boston High Yield Index	6.32	8.57	7.38	9.05
Lipper High Current Yield Funds Index	6.85	4.96	5.49	7.18
Portfolio — Investment Class(5)	4.43	1.94	—	4.30
CS First Boston High Yield Index	6.32	8.57	—	7.23
Lipper High Current Yield Funds Index	6.85	4.96	—	5.12
Portfolio — Adviser Class(6)	4.52	1.92	—	3.25
CS First Boston High Yield Index	6.32	8.57	—	6.67
Lipper High Current Yield Funds Index	6.85	4.96	—	4.42

(1)                                  The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

(2)                                  The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper High Current Yield Funds classification.

(3)                                  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)                                  Commenced operations on February 28, 1989.

(5)                                  Commenced offering on May 21, 1996.

(6)                                  Commenced offering on January 31, 1997.

(7)                                  For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Investment Class), distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

High Yield Portfolio

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2005 —
	Account Value	September 30,	September 30,
	April 1, 2005	2005	2005
Institutional Class
Actual	$1,000.00	$1,032.10	$3.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.99	3.11

Investment Class
Actual	1,000.00	1,031.10	3.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.27	3.84

Adviser Class
Actual	1,000.00	1,032.30	4.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.78	4.33

*   Expenses are equal to Institutional Class’, Investment Class’ and Adviser Class’ annualized expense ratios of 0.61%, 0.76% and 0.86%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

*                                         Industries which do not appear in the top 10 industries, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

2005 Annual Report

September 30, 2005

Portfolio of Investments

High Yield Portfolio

	Face
	Amount		Value
	(000)		(000)
Fixed Income Securities (95.7%)
Aerospace (1.0%)
K&F Acquisition, Inc.
7.75%, 11/15/14	$ (c)2,090		$2,121
Broadcasting (0.2%)
LIN Television Corp.
6.50%, 5/15/13	(e)420		400
Cable (6.3%)
Cablecom Luxembourg SCA
9.375%, 4/15/14	EUR	(e)765	1,029
Cablevision Systems Corp.
8.716%, 4/1/09	$ (h)1,450		1,493
CCH I LLC
11.00%, 10/1/15	1,008		988
Charter Communications Holdings LLC
10.25%, 1/15/10	(c)340		284
10.75%, 10/1/09	(c)85		75
Intelsat Bermuda Ltd.
8.625%, 1/15/15	(c)(e)1,680		1,722
8.695%, 1/15/12	(e)(h)1,000		1,023
Kabel Deutschland GmbH
10.625%, 7/1/14	(e)2,445		2,714
PanAmSat Corp.
9.00%, 8/15/14	247		262
PanAmSat Holding Corp.
0.00%, 11/1/14	(g)1,625		1,129
Renaissance Media Group LLC
10.00%, 4/15/08	710		706
Satelites Mexicanos S.A. de C.V.
10.125%, 11/1/04	(b)455		246
Telenet Group Holding N.V.
0.00%, 6/15/14	(c)(e)(g)1,265		1,040
			12,711
Chemicals (8.2%)
Cognis Deutschland GmbH & Co. KG
6.916%, 11/15/13	EUR	(e)(h)835	1,039
Equistar Chemicals LP
10.125%, 9/1/08	$1,650		1,782
Huntsman Advanced Materials LLC
11.00%, 7/15/10	825		928
Huntsman International LLC
10.125%, 7/1/09	EUR	1,135	1,419
IMC Global, Inc.
10.875%, 6/1/08	$4		5
Innophos Investments Holdings, Inc.
11.79%, 2/15/15	(e)(h)640		612
Innophos, Inc.
8.875%, 8/15/14	(e)1,255		1,289
ISP Chemco, Inc.
10.25%, 7/1/11	1,200		1,300
ISP Holdings, Inc.
10.625%, 12/15/09	800		850
Koppers, Inc.
9.875%, 10/15/13	575		638
Millennium America, Inc.
9.25%, 6/15/08	$1,004		$1,084
Nalco Co.
7.75%, 11/15/11	545		560
8.875%, 11/15/13	(c)1,845		1,903
Rhodia S.A.
8.00%, 6/1/10	EUR	450	541
8.875%, 6/1/11	$ (c)1,515		1,439
Rockwood Specialties Group, Inc.
7.625%, 11/15/14	EUR	(e)700	869
10.625%, 5/15/11	$365		400
			16,658
Consumer Products (3.4%)
Amscan Holdings, Inc.
8.75%, 5/1/14	(c)845		744
Levi Strauss & Co.
8.804%, 4/1/12	(h)2,200		2,205
Oxford Industries, Inc.
8.875%, 6/1/11	955		998
Spectrum Brands, Inc.
7.375%, 2/1/15	715		647
8.50%, 10/1/13	(c)1,515		1,470
Tempur-Pedic, Inc. and Tempur Production USA, Inc.
10.25%, 8/15/10	745		816
			6,880
Diversified Media (4.7%)
Advanstar Communications, Inc.
10.75%, 8/15/10	435		488
AMC Entertainment, Inc.
8.04%, 8/15/10	(h)730		737
CanWest Media, Inc.
8.00%, 9/15/12	1,542		1,644
Dex Media East LLC/Dex Media East Finance Co.
12.125%, 11/15/12	707		831
Dex Media West LLC/Dex Media Finance Co.
9.875%, 8/15/13	690		765
Houghton Mifflin Co.
8.25%, 2/1/11	535		555
9.875%, 2/1/13	1,550		1,651
Nebraska Book Co., Inc.
8.625%, 3/15/12	1,335		1,262
Primedia, Inc.
8.875%, 5/15/11	(c)1,510		1,589
			9,522
Energy (9.0%)
CHC Helicopter Corp.
7.375%, 5/1/14	(e)2,195		2,261
Chesapeake Energy Corp.
6.625%, 1/15/16	975		992
7.50%, 9/15/13	940		1,006
Citgo Petroleum Corp.
6.00%, 10/15/11	(c)1,760		1,769

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

High Yield Portfolio

		Face
		Amount	Value
		(000)	(000)
Energy (cont’d)
Compagnie Generale de Geophysique S.A.
7.50%, 5/15/15	$	(e)480	$502
El Paso Production Holding Co.
7.75%, 6/1/13		1,360	1,428
Hanover Compressor Co.
9.00%, 6/1/14		375	419
Hanover Equipment Trust
8.50%, 9/1/08		(c)767	801
Hilcorp Energy I LP/Hilcorp Finance Co.
10.50%, 9/1/10		(e)2,240	2,475
Husky Oil Co.
8.90%, 8/15/28		(h)1,145	1,247
Magnum Hunter Resources, Inc.
9.60%, 3/15/12		(c)753	821
Pacific Energy Partners LP/Pacific Energy Finance Corp.
7.125%, 6/15/14		1,095	1,141
Pogo Producing Co.
6.875%, 10/1/17		(e)1,075	1,095
Tesoro Corp.
9.625%, 4/1/12		970	1,073
Vintage Petroleum, Inc.
7.875%, 5/15/11		(c)1,200	1,260
			18,290
Financial (0.8%)
Refco Finance Holdings LLC
9.00%, 8/1/12		1,464	1,599
Food & Drug (1.7%)
CA FM Lease Trust
8.50%, 7/15/17		(e)1,194	1,332
Jean Coutu Group, Inc.
7.625%, 8/1/12		(c)490	501
8.50%, 8/1/14		(c)675	675
Rite Aid Corp.
8.125%, 5/1/10		960	984
			3,492
Food & Tobacco (3.0%)
Michael Foods, Inc.
8.00%, 11/15/13		910	934
Pilgrim’s Pride Corp.
9.25%, 11/15/13		(c)460	508
9.625%, 9/15/11		(c)1,450	1,566
RJ Reynolds Tobacco Holdings, Inc.
6.50%, 7/15/10		(e)560	561
Smithfield Foods, Inc.
7.00%, 8/1/11		560	574
7.75%, 5/15/13		1,000	1,055
8.00%, 10/15/09		(c)840	893
			6,091
Forest Products (5.9%)
Abitibi-Consolidated, Inc.
6.00%, 6/20/13		(c)410	362
7.75%, 6/15/11		(c)1,200	1,188
Crown European Holdings S.A.
6.25%, 9/1/11	EUR	465	$598
Georgia-Pacific Corp.
8.875%, 2/1/10		$1,500	1,680
Graham Packaging Co., Inc.
8.50%, 10/15/12		(c)1,025	1,025
9.875%, 10/15/14		(c)1,195	1,153
Graphic Packaging International Corp.
9.50%, 8/15/13		(c)1,360	1,285
JSG Funding plc
10.125%, 10/1/12	EUR	435	567
Owens-Illinois, Inc.
7.50%, 5/15/10		$2,500	2,550
Pliant Corp.
11.125%, 9/1/09		(c)245	212
13.00%, 6/1/10		1,035	497
Tembec Industries, Inc.
8.50%, 2/1/11		1,450	954
			12,071
Gaming & Leisure (4.6%)
Host Marriott LP
6.375%, 3/15/15		1,795	1,750
Isle of Capri Casinos, Inc.
7.00%, 3/1/14		1,980	1,908
Las Vegas Sands Corp.
6.375%, 2/15/15		(c)1,080	1,048
Mandalay Resort Group
9.375%, 2/15/10		58	64
MGM Mirage
6.00%, 10/1/09		2,600	2,580
Station Casinos, Inc.
6.00%, 4/1/12		560	562
6.875%, 3/1/16		1,470	1,498
			9,410
Health Care (6.2%)
AmerisourceBergen Corp.
5.625%, 9/15/12		(e)1,665	1,648
Community Health Systems, Inc.
6.50%, 12/15/12		800	806
DaVita, Inc.
6.625%, 3/15/13		940	956
Fisher Scientific International, Inc.
6.125%, 7/1/15		(e)1,030	1,038
Fresenius Medical Care Capital Trust
7.375%, 6/15/11	EUR	450	609
Fresenius Medical Care Capital Trust II
7.875%, 2/1/08		$1,301	1,353
HCA, Inc.
8.70%, 2/10/10		330	362
8.75%, 9/1/10		345	383
MedCath Holdings Corp.
9.875%, 7/15/12		(c)1,270	1,391

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

High Yield Portfolio

		Face
		Amount	Value
		(000)	(000)
Health Care (cont’d)
National Nephrology Associates, Inc.
9.00%, 11/1/11		$ (e)335	$374
Tenet Healthcare Corp.
7.375%, 2/1/13		375	357
9.875%, 7/1/14		570	599
VWR International, Inc.
6.875%, 4/15/12		1,395	1,385
Warner Chilcott Corp.
8.75%, 2/1/15		(e)1,390	1,341
			12,602
Housing (5.4%)
Associated Materials, Inc.
0.00%, 3/1/14		(g)3,470	1,752
Goodman Global Holding Co., Inc.
6.41%, 6/15/12		(e)(h)500	491
7.875%, 12/15/12		(c)(e)1,905	1,734
Interface, Inc.
9.50%, 2/1/14		(c)2,300	2,312
Nortek, Inc.
8.50%, 9/1/14		(c)1,980	1,832
RMCC Acquisition Co.
9.50%, 11/1/12		(c)(e)650	660
Technical Olympic USA, Inc.
7.50%, 1/15/15		510	464
9.00%, 7/1/10		655	681
10.375%, 7/1/12		(c)980	1,036
			10,962
Information Technology (2.9%)
Iron Mountain, Inc.
7.75%, 1/15/15		(c)540	551
8.625%, 4/1/13		(c)1,675	1,763
Nortel Networks Ltd.
6.125%, 2/15/06		875	879
Sanmina-SCI Corp.
6.75%, 3/1/13		(c)1,555	1,485
SunGard Data Systems, Inc.
8.525%, 8/15/13		(c)(e)(h)95	99
9.125%, 8/15/13		(e)990	1,031
			5,808
Manufacturing (4.5%)
Hexcel Corp.
6.75%, 2/1/15		(c)1,215	1,209
Johnsondiversey, Inc.
9.625%, 5/15/12		(c)2,010	2,015
Manitowoc Co., Inc.
10.375%, 5/15/11	EUR	1,585	2,096
NMHG Holding Co.
10.00%, 5/15/09		$1,875	2,016
Propex Fabrics, Inc.
10.00%, 12/1/12		1,235	1,145
Trimas Corp.
9.875%, 6/15/12		$735	$606
			9,087
Metals (3.0%)
Foundation PA Coal Co.
7.25%, 8/1/14		(c)455	477
General Cable Corp.
9.50%, 11/15/10		(c)855	904
Glencore Nickel Property Ltd.
9.00%, 12/1/14		(b)(d)4,140	@—
Murrin Murrin Holding Ltd.
9.375%, 8/31/07		(b)(c)(d)2,485	@—
Novelis, Inc.
7.25%, 2/15/15		(e)2,130	2,023
Republic Technologies International LLC
13.75%, 7/15/09		(b)(d)6,180	@—
SGL Carbon Luxembourg S.A.
8.50%, 2/1/12	EUR	(e)905	1,191
Ucar Finance, Inc.
10.25%, 2/15/12		$ (c)1,470	1,584
			6,179
Retail (1.5%)
Brown Shoe Co., Inc.
8.75%, 5/1/12		905	959
General Nutrition Centers, Inc.
8.50%, 12/1/10		(c)560	480
Petro Stopping Centers LP/Petro Financial Corp.
9.00%, 2/15/12		1,555	1,540
			2,979
Services (3.3%)
Allied Waste North America
6.375%, 4/15/11		(c)2,990	2,878
Buhrmann U.S., Inc.
7.875%, 3/1/15		530	535
8.25%, 7/1/14		1,530	1,572
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc.
7.375%, 9/1/10		1,730	1,804
			6,789
Telecommunications (3.9%)
AXtel S.A.
11.00%, 12/15/13		2,040	2,300
Esprit Telecom Group plc
10.875%, 6/15/08		(b)(d)965	@—
11.00%, 6/15/08	DEM	(b)(d)2,608	@—
11.50%, 12/15/07		$ (b)(d)600	@—
11.50%, 12/15/07	EUR	(b)(d)1,669	@—
EXDS, Inc.
11.625%, 7/15/10		$ (b)(c)(d)3,950	@—
Qwest Communications International, Inc.
7.29%, 2/15/09		(h)1,085	1,077
Qwest Corp.
5.625%, 11/15/08		(c)295	292

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

High Yield Portfolio

	Face
	Amount	Value
	(000)	(000)
Telecommunications (cont’d)
Qwest Services Corp.
13.50%, 12/15/10	$3,305	$3,801
14.00%, 12/15/14	425	517
Rhythms NetConnections, Inc.
12.75%, 4/15/09	(b)(d)433	@—
13.50%, 5/15/08	(b)(d)12,869	@—
14.00%, 2/15/10	(b)(d)11,487	@—
		7,987
Transportation (6.0%)
Amsted Industries, Inc.
10.25%, 10/15/11	(e)1,660	1,818
ArvinMeritor, Inc.
8.75%, 3/1/12	(c)530	522
Ford Motor Credit Co.
5.625%, 10/1/08	(c)1,140	1,078
5.80%, 1/12/09	1,180	1,102
General Motors Acceptance Corp.
4.375%, 12/10/07	1,295	1,219
6.875%, 9/15/11-8/28/12	(c)1,035	938
Hertz Corp.
7.40%, 3/1/11	290	281
7.625%, 6/1/12	865	831
Lear Corp.
8.11%, 5/15/09	1,520	1,513
Sonic Automotive, Inc.
8.625%, 8/15/13	(c)1,655	1,647
TRW Automotive, Inc.
9.375%, 2/15/13	1,240	1,352
		12,301
Utilities (6.6%)
AES Corp. (The)
7.75%, 3/1/14	750	799
8.875%, 2/15/11	198	216
9.375%, 9/15/10	326	361
CMS Energy Corp.
7.50%, 1/15/09	1,070	1,126
Dynegy Holdings, Inc.
9.875%, 7/15/10	(e)1,180	1,292
Ipalco Enterprises, Inc.
8.625%, 11/14/11	605	675
Monongahela Power Co.
5.00%, 10/1/06	1,255	1,258
Nevada Power Co.
8.25%, 6/1/11	950	1,059
9.00%, 8/15/13	815	909
Northwest Pipeline Corp.
8.125%, 3/1/10	390	418
Ormat Funding Corp.
8.25%, 12/30/20	1,649	1,670
Reliant Energy, Inc.
6.75%, 12/15/14	(c)995	982
Southern Natural Gas Co.
8.875%, 3/15/10	775	842
Williams Cos., Inc.
7.875%, 9/1/21	$ (c)1,650	$1,823
		13,430
Wireless Communications (3.6%)
American Tower Corp.
7.125%, 10/15/12	640	675
7.50%, 5/1/12	1,205	1,283
Rural Cellular Corp.
8.25%, 3/15/12	500	528
8.37%, 3/15/10	(h)855	885
9.625%, 5/15/08	(c)660	667
SBA Communications Corp.
0.00%, 12/15/11	(c)(g)1,666	1,520
UbiquiTel Operating Co.
9.875%, 3/1/11	1,580	1,762
		7,320
Total Fixed Income Securities (Cost $218,708)		194,689

	Shares
Common Stocks (0.0%)
Broadcasting (0.0%)
Paxson Communications Corp.	(a)216,159	15
Telecommunications (0.0%)
Viatel Holding Bermuda Ltd.	(a)7,617	@—
Total Common Stocks (Cost $10,798)		15
Preferred Stock (0.1%)
Broadcasting (0.1%)
Paxson Communications Corp., PIK 14.25% (Cost $276)	37	252

	No. of
	Warrants
Warrants (0.1%)
Utilities (0.1%)
SW Acquisitions, Inc., expiring 4/1/11 (Cost $29)	(a)(d)(e)8,020	192

	Face
	Amount
	(000)
Short-Term Investments (22.7%)
Short-Term Debt Securities held as Collateral on Loaned Securities (22.0%)
Abbey National Treasury Services,
3.59%, 1/13/06	$ (h)890	890
ASAP Funding Ltd., 3.79%, 10/21/05	599	599
Atlantis One Funding, 3.66%, 11/1/05	429	429
Bank of New York,
3.70%, 4/4/06	(h)601	601
3.83%, 10/28/05	(h)1,972	1,972
Barclays New York, 3.78%, 11/1/05	601	601
Bear Stearns,
3.78%, 6/15/06	(h)1,202	1,202
4.02%, 12/5/05	(h)529	529
Beta Finance, Inc., 3.67%, 10/21/05	1,027	1,027
Calyon, N.Y., 3.86%, 2/27/06	(h)481	481

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

High Yield Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
CC USA, Inc.,
3.83%, 4/18/06	$ (h)601	$601
3.99%, 10/28/05	(h)577	577
CIC, N.Y., 3.72%, 2/13/06	(h)1,804	1,804
Citigroup Funding, Inc., 3.86%, 10/7/05	1,202	1,202
Dekabank Deutsche Girozentrale,
3.61%, 5/19/06	(h)1,227	1,227
Deutsche Bank Securities, Inc., 3.96%, 10/3/05	8,859	8,859
Dorada Finance, Inc.,
3.74%, 11/10/05	548	548
3.75%, 11/14/05	429	429
3.93%, 11/30/05	1,314	1,314
Dresdner Bank, N.Y., 3.65%, 10/11/05	481	481
Fortis Bank, New York, 3.79%, 10/25/05	1,220	1,220
Goldman Sachs Group LP, 3.75%, 2/15/06	(h)601	601
Grampian Funding LLC, 3.79%, 12/8/05	356	356
K2 (USA) LLC,
3.74%, 2/15/06	(h)553	553
3.83%, 10/24/05-4/25/06	(h)2,309	2,309
Links Finance LLC,
3.81%, 2/27/06	(h)722	722
3.83%, 10/27/05-4/18/06	(h)1,803	1,803
Marshall & Ilsley Bank, 3.97%, 12/29/05	(h)1,684	1,684
Nationwide Building Society,
3.71%, 1/13/06	(h)962	962
4.03%, 10/2/06	(h)1,395	1,395
Procter & Gamble Co., 3.77%, 10/31/06	(h)493	493
Rabobank USA Financial Corp., 3.89%, 10/3/05	1,322	1,322
Sheffield Receivable Corp., 3.78%, 10/25/05	599	599
Sigma Finance, Inc. 3.84%, 3/22/06	(h)1,202	1,202
SLM Corp., 3.80%, 10/31/06	(h)1,202	1,202
Tango Finance Corp., 3.83%, 3/22/06	(h)1,010	1,010
Unicredito London, 3.62%, 10/27/05	596	596
Wachovia Bank N.A.,3.80%, 10/2/06	(h)1,202	1,202
		44,604
Repurchase Agreement (0.7%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $1,431	(f)1,431	1,431
Total Short-Term Investments (Cost $46,035)		46,035
Total Investments (118.6%) (Cost $275,846) — Including $43,566 of Securities Loaned		241,183
Liabilities in Excess of Other Assets (-18.6%)		(37,762)
Net Assets (100%)		$203,421

(a)	Non-income producing security
(b)	Issuer is in default.
(c)	All or a portion of security on loan at September 30, 2005.
(d)	Security was valued at fair value — At September 30, 2005, the Portfolio held $192,000 of fair valued securities, representing 0.09% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(g)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2005. Maturity date disclosed is the ultimate maturity date.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2005.
@	Value/Face Amount is less than $500.
EUR	Euro
DEM	German Mark
PIK	Payment-in-Kind

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
EUR	3,500	$4,211	10/26/05	USD	4,258	$4,258	$47
EUR	1,754	2,111	10/26/05	USD	2,135	2,135	24
EUR	3,154	3,795	10/26/05	USD	3,834	3,834	39
		$10,117				$10,227	$110

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

Intermediate Duration Portfolio

The Intermediate Duration Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in a diversified mix of U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio also may invest, to a limited extent, in non-dollar denominated securities. The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration between two and five years although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Portfolio may invest in to-be-announced pass-through mortgage securities (“TBAs”), which settle on a delayed delivery basis. The Adviser may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations, swaps and other derivatives to manage the Portfolio. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class Shares had a total return of 2.22% compared to 1.50% for the Lehman Intermediate Government/Credit Index (“the Index”).

Factors Affecting Performance

•                  Interest rates rose over the course of the period as some of the economic pessimism plaguing the U.S. bond market began to diminish.  With the rise in interest rates, the Portfolio’s below-Index interest-rate sensitivity (IRS) strategy supplied most of the period’s outperformance.

•                  The Portfolio’s emphasis on higher-coupon mortgage securities - and low exposure to other mortgage securities - also helped relative performance during the fiscal year, as these securities outperformed equal-duration Treasuries.

•                  Good security selection decisions within the corporate credit area helped offset the unfavorable effects of the Portfolio’s corporate bond underweight during a period of narrowing yield spreads.

•                  The Portfolio’s underweight in Agency debentures had a small unfavorable impact on relative performance.

Management Strategies

•                  Though some market rates rose sharply over the past year, most notably among short- and intermediate-term issues, a below-Index IRS posture remains warranted to preserve capital.  The bulk of the underweight is in the two- to-five-year part of the yield curve, which is the maturity range most vulnerable to additional changes in the market’s implied economic growth forecast.  With the prevailing federal funds rate at 3.75% and the market assuming that it will only rise to perhaps 4.25%-4.50% into 2006, there is the potential for further increases in market yields as the Federal Reserve seeks to “normalize” the funds rate; this could bring the funds rate somewhere closer to 5%-6%, which is in line with prevailing nominal Gross Domestic Product growth rates.  The below-Index IRS position represents the most attractive relative value opportunity within the Portfolio at this time.

•                  Higher-coupon mortgages continue to offer the best relative value in the mortgage area.  Prices and yields of the Portfolio’s security holdings in this area continue to anticipate extremely fast prepayment assumptions; this strategy should continue to add value in an environment where actual prepayments remain slower than expected.  Lower- and current-coupon mortgages are rich, so we continue to minimize exposure to these securities within the Portfolio.

•                  Credit spreads are generally very tight and, with few exceptions, fail to offer sufficient reward for their associated risks.  Even with opportunistic holdings in life insurance providers and asset-backeds, the Portfolio has a below-Index sensitivity to credit spreads.

•                  Agency debenture yield spreads remain unattractive, thereby supporting an ongoing underweight in this area.

•                  There is no opportunistic non-dollar exposure at this time, due to the temporary dearth of attractive relative value opportunities outside the U.S. bond market.

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Intermediate Duration Portfolio

Comparison of the Change in Value of a $5 Million* Investment
Since Inception

Comparison of the Change in Value of a $1 Million* Investment
Since Commencement of Offering

*                      Minimum Investment

**               Commenced offering on August 16, 1999.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class shares will vary based upon the different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Lehman Intermediate Government/Credit Index(1) and the Lipper Short-Intermediate Investment-Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)

Portfolio — Institutional Class(4)	2.22%	6.11%	6.06%	6.54%
Lehman Intermediate Government/Credit Index	1.50	6.16	6.12	6.59
Lipper Short-Intermediate Investment-Grade Debt Funds Index	1.47	5.06	5.35	5.73
Portfolio — Investment Class(5)	1.99	5.94	—	6.03
Lehman Intermediate Government/Credit Index	1.50	6.16	—	6.25
Lipper Short-Intermediate Investment-Grade Debt Funds Index	1.47	5.06	—	5.29

(1)           The Lehman Intermediate Government/Credit Index is a fixed income market capitalization-weighted Index of investment-grade (BBB-/Baa3) or higher publicly-traded fixed-rate U.S. government, U.S. agency, and corporate issues with remaining maturities of at least one year and not longer than ten years. To be included in the index, bonds must have an outstanding par value of at least $250 million. Non-dollar denominated and convertible bonds are excluded from the Index.

(2)           The Lipper Short-Intermediate Investment-Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short-Intermediate Investment-Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Short-Intermediate Investment-Grade Debt Funds classification.

(3)           Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)           Commenced operations on October 3, 1994.

(5)           Commenced offering on August 16, 1999.

(6)           For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Intermediate Duration Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Investment Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2005 —
	Account Value	September 30,	September 30,
	April 1, 2005	2005	2005
Institutional Class
Actual	$1,000.00	$1,021.20	$2.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.64	2.46

Investment Class
Actual	1,000.00	1,019.50	3.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.88	3.22

*   Expenses are equal to Institutional Class’ and Investment Class’ annualized expense ratios of 0.49% and 0.64%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*                                         Industries and/or investment types which do not appear in the top 10 industries and/or investment types, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

2005 Annual Report

September 30, 2005

Portfolio of Investments

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (85.0%)
Agency Adjustable Rate Mortgages (0.1%)
Government National Mortgage Association, Adjustable Rate Mortgages:
3.75%, 7/20/25-9/20/27	$73	$74
4.125%, 11/20/25-11/20/27	85	87
4.375%, 3/20/25-1/20/28	241	243
		404
Agency Fixed Rate Mortgages (7.4%)
Federal Home Loan Mortgage Corporation, Conventional Pools:
11.00%, 7/1/13	14	15
Gold Pools:
7.00%, 6/1/28-6/1/32	171	179
7.50%, 8/1/30-1/1/31	173	184
8.00%, 6/1/30-9/1/31	724	773
8.50%, 7/1/30-7/1/31	119	129
9.50%, 12/1/22	32	35
10.00%, 6/1/17	33	36
Federal National Mortgage Association, Conventional Pools:
6.50%, 7/1/30-12/1/33	3,493	3,598
7.00%, 1/1/32-11/1/32	388	406
7.50%, 8/1/29-3/1/32	1,620	1,715
8.00%, 10/1/30-9/1/31	237	253
8.50%, 8/1/30	12	13
9.50%, 12/1/17-12/1/21	509	559
10.00%, 7/1/18-5/1/22	18	21
October TBA
7.00%, 10/1/35	(i)13,700	14,342
Government National Mortgage Association, Various Pools:
9.50%, 11/15/16-12/15/21	221	245
10.00%, 1/15/16-3/15/25	380	427
10.50%, 3/15/16-2/15/18	67	76
11.00%, 3/15/10-6/15/20	160	176
11.50%, 6/15/13	15	17
12.00%, 12/15/12-5/15/14	10	11
12.50%, 12/15/10	6	6
		23,216
Asset Backed Corporates (32.3%)
ACE Securities Corp.
3.94%, 7/25/35	(h)1,672	1,673
Aegis Asset Backed Securities Trust
3.93%, 8/25/35	(h)1,404	1,405
3.94%, 10/25/35	(h)1,736	1,737
American Express Credit Account Master Trust
1.69%, 1/15/09	650	638
3.878%, 12/15/09	(h)2,825	2,831
5.53%, 10/15/08	600	604
Asset Backed Funding Certificates
3.91%, 1/25/35	(h)683	684
4.02%, 6/25/25	(h)752	752
Banc of America Securities Auto Trust
3.99%, 8/18/09	$1,575	$1,562
Bank One Issuance Trust
2.94%, 6/16/08	900	900
3.86%, 6/15/11	750	736
Bear Stearns Asset Backed Securities, Inc.
3.95%, 8/25/35	(h)1,083	1,084
4.02%, 8/25/31	(h)1,043	1,044
4.03%, 9/25/34	(h)780	781
Bear Stearns Asset Management
4.00%, 2/25/29	1,725	1,725
Capital Auto Receivables Asset Trust
2.92%, 4/15/08	741	736
3.35%, 2/15/08	500	493
4.05%, 7/15/09	1,450	1,440
Carrington Mortgage Loan Trust
3.91%, 6/25/35	(h)854	854
3.958%, 10/25/35	(h)1,975	1,975
3.96%, 1/25/35	(h)684	685
3.98%, 9/25/35	(h)1,539	1,540
Caterpillar Financial Asset Trust
3.90%, 2/25/09	1,150	1,139
Chase Credit Card Master Trust
5.50%, 11/17/08	690	696
Chase Manhattan Auto Owner Trust
2.83%, 9/15/10	1,400	1,358
2.94%, 6/15/10	850	831
4.21%, 1/15/09	415	415
4.24%, 9/15/08	301	301
Citibank Credit Card Issuance Trust
2.70%, 1/15/08	700	697
6.90%, 10/15/07	875	877
Citigroup Mortgage Loan Trust, Inc.
3.92%, 5/25/35	(h)1,536	1,537
CNH Equipment Trust
4.02%, 4/15/09	1,150	1,141
4.27%, 1/15/10	2,250	2,237
Daimler Chrysler Auto Trust
2.58%, 4/8/09	1,550	1,511
2.86%, 3/9/09	1,625	1,593
3.09%, 1/8/08	872	867
4.04%, 9/8/09	1,100	1,092
Equifirst Mortgage Loan Trust
3.89%, 4/25/35	(h)939	940
First Franklin Mortgage Loan Asset Backed Certificates
3.93%, 7/25/35	(h)1,458	1,459
Fleet Credit Card Master Trust II
2.75%, 4/15/08	950	950
Ford Credit Auto Owner Trust
3.13%, 11/15/06	404	404
4.17%, 1/15/09	850	846
GE Equipment Small Ticket LLC
4.38%, 7/22/09	(e)1,675	1,670

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Asset Backed Corporates (cont’d)
GSAMP Trust
3.92%, 4/25/35-6/25/35	$ (h)1,156	$1,157
3.95%, 7/25/45	(h)724	724
3.97%, 12/25/34	(h)465	465
Harley-Davidson Motorcycle Trust
2.63%, 11/15/10	503	494
2.76%, 5/15/11	1,575	1,551
3.09%, 6/15/10	391	387
3.76%, 12/17/12	1,450	1,427
4.07%, 2/15/12	1,150	1,138
4.41%, 6/15/12	1,500	1,496
4.50%, 1/15/10	385	386
Honda Auto Receivables Owner Trust
2.48%, 7/18/08	900	891
2.70%, 3/17/08	426	422
2.77%, 11/21/08	800	783
3.87%, 4/20/09	1,300	1,286
3.93%, 1/15/09	700	694
4.49%, 9/17/07	368	369
Hyundai Auto Receivables Trust
2.33%, 11/15/07	189	188
3.98%, 11/16/09	975	965
Long Beach Mortgage Loan Trust
3.94%, 6/25/35	(h)1,477	1,479
Massachusetts RRB Special Purpose Trust
3.78%, 9/15/10	1,650	1,627
MBNA Credit Card Master Note Trust
2.70%, 9/15/09	(h)900	876
3.888%, 8/16/10	1,600	1,605
Merrill Auto Trust Securitization
4.10%, 8/25/09	1,650	1,638
Merrill Lynch Mortgage Investors, Inc.
4.03%, 6/25/35-8/25/35	(h)1,320	1,321
New Century Home Equity Loan Trust
3.97%, 2/25/35	(h)462	462
Nissan Auto Receivables Owner Trust
3.99%, 7/15/09	1,700	1,687
Novastar Home Equity Loan
3.95%, 6/25/35	(h)2,322	2,324
Park Place Securities, Inc.
3.91%, 6/25/35	(h)1,051	1,051
3.92%, 7/25/35	(h)1,080	1,081
PG&E Energy Recovery Funding LLC
3.87%, 6/25/11	1,300	1,285
Residential Asset Securities Corp.
4.00%, 7/25/21	(h)401	401
Saxon Asset Securities Trust
3.92%, 10/25/35	(h)1,300	1,301
Specialty Underwriting & Residential Finance
3.93%, 12/25/35	(h)709	709
3.94%, 12/25/35	(h)624	625
Structured Asset Investment Loan Trust
3.92%, 6/25/35	(h)938	938
3.93%, 7/25/35	$ (h)1,720	$1,721
Structured Asset Securities Corp.
3.91%, 1/25/35-5/25/35	(h)2,220	2,221
Terwin Mortgage Trust
3.95%, 7/25/35	(e)(h)1,272	1,272
4.30%, 12/25/34	(h)677	678
TXU Electric Delivery Transition Bond Co.
4.81%, 11/17/14	175	175
USAA Auto Owner Trust
2.67%, 10/15/10	875	851
3.16%, 2/17/09	1,150	1,134
3.58%, 2/15/11	1,550	1,524
3.90%, 7/15/09	1,375	1,363
Volkswagen Auto Lease Trust
3.82%, 5/20/08	825	819
Wachovia Auto Owner Trust
4.06%, 9/21/09	750	745
Wachovia Mortgage Loan Trust LLC
3.95%, 10/25/35	(h)1,475	1,475
Washington Mutual, Inc.
4.20%, 10/25/45	1,850	1,850
Wells Fargo Home Equity Trust
4.00%, 2/25/18	(h)505	506
Whole Auto Loan Trust
2.58%, 3/15/10	900	882
World Omni Auto Receivables Trust
3.29%, 11/12/08	550	544
		101,433
Collateralized Mortgage Obligations — Agency Collateral Series (0.2%)
Federal Home Loan Mortgage Corporation
Inv Fl IO
4.232%, 3/15/32	796	67
IO
5.00%, 9/15/14	909	49
6.00%, 5/1/31	351	64
6.50%, 4/1/28-8/1/28	772	149
7.00%, 2/15/32	145	29
8.00%, 1/1/28-6/1/31	30	7
IO PAC
6.00%, 4/15/32	375	42
Federal National Mortgage Association
Inv Fl IO
4.27%, 12/25/29	66	2
IO
6.00%, 5/25/33-6/25/33	1,004	188
6.50%, 6/1/31	233	51
7.00%, 4/25/33	477	102
8.00%, 5/1/30	18	4
9.00%, 11/1/26	57	14
IO PAC
8.00%, 8/18/27	55	12
Government National Mortgage Association
Inv Fl IO
4.178%, 12/16/25	305	22

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont’d)
4.188%, 9/16/27	$182	$13
4.228%, 5/16/32	180	12
		827
Federal Agency (5.3%)
Federal Home Loan Mortgage Corporation
2.75%, 8/15/06	16,880	16,657
Finance (9.1%)
AIG SunAmerica Global Financing VI
6.30%, 5/10/11	(e)950	1,018
Allstate Financial Global Funding II
2.625%, 10/22/06	(e)250	244
American General Finance Corp.
4.625%, 5/15/09	435	431
5.875%, 7/14/06	575	582
AXA Equitable Life Insurance Co.
6.95%, 12/1/05	(e)275	276
Bank of America Corp.
3.375%, 2/17/09	245	236
3.875%, 1/15/08	165	163
4.75%, 10/15/06	1,370	1,374
Bank of New York (The)
3.80%, 2/1/08	250	246
Bank of New York Co., Inc. (The)
5.20%, 7/1/07	85	86
Bank One Corp.
6.00%, 2/17/09	355	367
Bank One N.A. Illinois
3.833%, 5/5/06	(h)250	250
CIT Group, Inc.
2.875%, 9/29/06	130	128
3.65%, 11/23/07	410	402
4.75%, 8/15/08	275	275
6.50%, 2/7/06	285	287
Citigroup Global Markets Holdings, Inc.
3.944%, 12/12/06	(h)80	80
Citigroup, Inc.
5.625%, 8/27/12	1,195	1,244
5.75%, 5/10/06	235	237
6.00%, 2/21/12	285	303
Countrywide Home Loans, Inc.
3.25%, 5/21/08	472	455
EOP Operating LP
6.763%, 6/15/07	400	412
Farmers Insurance Exchange
8.625%, 5/1/24	(e)300	359
General Electric Capital Corp.
4.75%, 9/15/14	95	94
5.375%, 3/15/07	930	942
5.875%, 2/15/12	595	626
Goldman Sachs Group, Inc.
5.25%, 10/15/13	480	485
Hartford Financial Services Group, Inc.
2.375%, 6/1/06	305	301
7.90%, 6/15/10	$60	$67
HSBC Finance Corp.
4.125%, 12/15/08	90	88
5.875%, 2/1/09	290	300
6.08%, 3/8/06	24	24
6.40%, 6/17/08	270	282
6.75%, 5/15/11	285	310
8.00%, 7/15/10	100	113
Huntington National Bank
4.375%, 1/15/10	300	296
International Lease Finance Corp.
3.75%, 8/1/07	120	118
John Hancock Global Funding II
7.90%, 7/2/10	(e)1,035	1,177
JPMorgan Chase & Co.
5.25%, 5/30/07	165	167
6.00%, 2/15/09	170	176
Lehman Brothers Holdings, Inc.
8.25%, 6/15/07	273	289
M&I Marshall & Ilsley Bank
3.80%, 2/8/08	590	580
Mantis Reef Ltd.
4.692%, 11/14/08	(e)255	252
Marsh & McLennan Cos., Inc.
5.375%, 3/15/07-7/15/14	575	572
MBNA Corp.
4.163%, 5/5/08	(h)425	429
6.125%, 3/1/13	340	363
Monumental Global Funding II
3.85%, 3/3/08	(e)760	746
6.05%, 1/19/06	(e)285	286
Nationwide Building Society
4.25%, 2/1/10	(e)595	583
Platinum Underwriters Finance, Inc.
7.50%, 6/1/17	(e)260	260
Platinum Underwriters Holdings Ltd.
6.371%, 11/16/07	(e)350	353
Pricoa Global Funding I
3.90%, 12/15/08	(e)795	776
Prudential Funding LLC
6.60%, 5/15/08	(e)470	495
Prudential Insurance Co. of America
6.375%, 7/23/06	(e)145	147
Residential Capital Corp.
6.375%, 6/30/10	(e)355	360
SLM Corp.
4.00%, 1/15/10	645	627
5.00%, 10/1/13	210	211
Sovereign Bank
4.00%, 2/1/08	100	99
St. Paul Travellers Cos., Inc. (The)
5.01%, 8/16/07	481	482
TIAA Global Markets, Inc.
3.875%, 1/22/08	(e)315	310

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Finance (cont’d)
4.125%, 11/15/07	$ (e)630	$624
5.00%, 3/1/07	(e)710	713
Two-Rock Pass Through Trust
4.72%, 12/31/49	(e)(h)375	373
U.S. Bancorp
5.10%, 7/15/07	125	126
U.S. Bank N.A.
2.85%, 11/15/06	160	157
Wachovia Corp.
4.95%, 11/1/06	325	327
Washington Mutual, Inc.
8.25%, 4/1/10	620	696
Wells Fargo & Co.
3.861%, 3/3/06	(h)180	180
World Financial Properties
6.91%, 9/1/13	1,028	1,091
6.95%, 9/1/13	450	477
Xlliac Global Funding
4.80%, 8/10/10	615	612
		28,617
Industrials (7.5%)
Aetna, Inc.
7.375%, 3/1/06	245	248
Altria Group, Inc.
7.00%, 11/4/13	445	488
7.65%, 7/1/08	120	128
America West Airlines, Inc.
7.10%, 4/2/21	242	250
American Honda Finance Corp.
3.85%, 11/6/08	(e)490	479
Anthem, Inc.
6.80%, 8/1/12	115	127
AT&T Wireless Services, Inc.
7.875%, 3/1/11	255	291
Baxter FinCo BV
4.75%, 10/15/10	470	467
Brascan Corp.
7.125%, 6/15/12	370	410
Burlington Northern and Santa Fe Railway Co.
4.575%, 1/15/21	118	116
Caterpillar Financial Services Corp.
3.625%, 11/15/07	225	221
3.89%, 8/20/07	(h)280	280
Clorox Co.
3.982%, 12/14/07	(h)800	802
Comcast Cable Communications
6.375%, 1/30/06	110	111
6.75%, 1/30/11	645	694
8.375%, 5/1/07	105	111
ConAgra Foods, Inc.
6.00%, 9/15/06	555	562
Conoco Funding Co.
5.45%, 10/15/06	100	101
Consumers Energy Co.
4.00%, 5/15/10	$100	$96
4.80%, 2/17/09	175	175
Cooper Industries, Inc.
5.25%, 7/1/07	160	161
COX Communications, Inc.
4.625%, 1/15/10	265	259
CVS Corp.
3.875%, 11/1/07	65	64
5.625%, 3/15/06	365	367
6.204%, 10/10/25	(e)53	56
DaimlerChrysler N.A. Holding Corp.
6.40%, 5/15/06	215	217
Deutsche Telekom International Finance BV
8.50%, 6/15/10	615	698
FBG Finance, Ltd.
5.125%, 6/15/15	(e)445	437
Federated Department Stores, Inc.
6.30%, 4/1/09	265	276
6.625%, 9/1/08	80	84
FedEx Corp.
6.875%, 2/15/06	145	146
Ford Motor Credit Co.
6.875%, 2/1/06	160	161
7.25%, 10/25/11	1,010	960
France Telecom S.A.
7.75%, 3/1/11	400	455
General Mills, Inc.
3.875%, 11/30/07	85	84
GTE Corp.
6.36%, 4/15/06	465	470
Honeywell International, Inc.
5.125%, 11/1/06	520	523
Hyatt Equities LLC
6.875%, 6/15/07	(e)330	337
ICI Wilmington, Inc.
4.375%, 12/1/08	125	123
Johnson Controls, Inc.
5.00%, 11/15/06	255	256
Knight Ridder, Inc.
5.75%, 9/1/17	465	461
Kraft Foods, Inc.
5.25%, 6/1/07	115	116
Lenfest Communications, Inc.
7.625%, 2/15/08	40	42
LG Electronics, Inc.
5.00%, 6/17/10	(e)200	197
Marriott International, Inc.
7.00%, 1/15/08	245	256
7.875%, 9/15/09	420	465
Masco Corp.
4.625%, 8/15/07	430	429
May Department Stores Co. (The)
5.95%, 11/1/08	295	304

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
6.875%, 11/1/05	$85	$85
MeadWestvaco Corp.
2.75%, 12/1/05	125	125
Miller Brewing Co.
4.25%, 8/15/08	(e)280	276
Mohawk Industries, Inc.
6.50%, 4/15/07	450	461
7.20%, 4/15/12	40	44
Norfolk Southern Corp.
7.35%, 5/15/07	240	250
Panhandle Eastern Pipe Line Co.
2.75%, 3/15/07	70	68
Pemex Project Funding Master Trust
7.375%, 12/15/14	585	651
7.875%, 2/1/09	200	217
9.125%, 10/13/10	175	205
Raytheon Co.
6.15%, 11/1/08	250	260
8.30%, 3/1/10	225	255
Safeway, Inc.
6.15%, 3/1/06	420	422
Sappi Papier Holding AG
6.75%, 6/15/12	(e)105	107
Sealed Air Corp.
5.625%, 7/15/13	(e)440	442
Southwest Airlines Co.
5.496%, 11/1/06	110	111
Sprint Capital Corp.
8.375%, 3/15/12	55	65
Systems 2001 Asset Trust LLC
6.664%, 9/15/13	(e)265	284
Telecom Italia Capital S.A.
4.00%, 1/15/10	(e)475	457
Textron Financial Corp.
4.125%, 3/3/08	190	188
Time Warner, Inc.
6.125%, 4/15/06	240	242
6.15%, 5/1/07	525	537
Toyota Motor Credit Corp.
5.65%, 1/15/07	385	389
Union Pacific Corp.
3.625%, 6/1/10	110	104
6.625%, 2/1/08	65	68
6.79%, 11/9/07	400	417
United Technologies Corp.
4.375%, 5/1/10	480	475
UnitedHealth Group, Inc.
4.125%, 8/15/09	120	118
5.20%, 1/17/07	25	25
7.50%, 11/15/05	200	201
Verizon Global Funding Corp.
6.125%, 6/15/07	445	457
7.25%, 12/1/10	140	155
Verizon New England, Inc.
6.50%, 9/15/11	$200	$213
WellPoint Health Networks, Inc.
6.375%, 6/15/06	215	218
WellPoint, Inc.
3.75%, 12/14/07	325	319
Weyerhaeuser Co.
6.125%, 3/15/07	50	51
WPP Finance UK Corp.
5.875%, 6/15/14	205	212
		23,735
Mortgages — Other (3.6%)
Banc of America Funding Corp.
4.146%, 9/20/35	(h)750	750
Countrywide Alternative Loan Trust
4.101%, 11/20/35	(h)1,475	1,475
4.11%, 10/25/35	(h)1,392	1,392
Countrywide Home Loan Mortgage Pass Through Trust
4.13%, 3/25/35	(h)1,144	1,144
Harborview Mortgage Loan Trust
3.316%, 6/19/34	(h)1,400	1,401
4.079%, 7/19/45	(h)881	881
4.169%, 11/19/35	(h)1,274	1,274
Merrill Lynch Mortgage Investors, Inc.
3.95%, 8/25/35	(h)1,817	1,817
Washington Mutual, Inc.
4.12%, 8/25/45	(h)1,086	1,087
		11,221
Sovereign (0.7%)
Province of Quebec Canada
6.125%, 1/22/11	550	589
United Mexican States
8.375%, 1/14/11	1,005	1,158
8.625%, 3/12/08	385	420
		2,167
U.S. Treasury Securities (17.2%)
U.S. Treasury Notes
3.125%, 5/15/07	14,500	14,267
3.50%, 11/15/06	5,500	5,464
3.875%, 2/15/13	10,950	10,671
4.25%, 8/15/13	4,785	4,770
5.75%, 8/15/10	3,400	3,627
6.50%, 2/15/10	9,450	10,300
U.S. Treasury Strips IO
4.74%, 2/15/25	6,340	2,559
U.S. Treasury Strips PO
2/15/25-2/15/27	5,880	2,285
		53,943
Utilities (1.6%)
Appalachian Power Co.
3.60%, 5/15/08	355	345
Arizona Public Service Co.
5.80%, 6/30/14	280	294

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Utilities (cont’d)
6.75%, 11/15/06	$165	$169
Carolina Power & Light Co.
5.125%, 9/15/13	245	247
CC Funding Trust I
6.90%, 2/16/07	155	159
Cincinnati Gas & Electric Co.
5.70%, 9/15/12	305	317
Columbus Southern Power Co.
4.40%, 12/1/10	100	98
Consolidated Natural Gas Co.
5.00%, 12/1/14	320	316
5.375%, 11/1/06	775	781
6.25%, 11/1/11	75	80
Detroit Edison Co.
6.125%, 10/1/10	100	106
Entergy Gulf States, Inc.
3.60%, 6/1/08	75	72
4.27%, 12/1/09	(h)215	216
Exelon Corp.
6.75%, 5/1/11	135	145
FPL Group Capital, Inc.
3.25%, 4/11/06	275	273
NiSource Finance Corp.
4.393%, 11/23/09	(h)165	166
Pacific Gas & Electric Co.
4.80%, 3/1/14	365	358
Public Service Electric & Gas Co.
5.00%, 1/1/13	145	146
Ras Laffan Liquefied Natural Gas Co., Ltd.
8.294%, 3/15/14	(e)220	258
Sempra Energy
4.621%, 5/17/07	265	265
TXU Energy Co. LLC
6.125%, 3/15/08	125	128
Wisconsin Electric Power Co.
3.50%, 12/1/07	35	34
		4,973
Total Fixed Income Securities (Cost $268,712)		267,193

	Shares
Preferred Stock (0.1%)
Mortgages — Other (0.1%)
Home Ownership Funding Corp.
13.331% (Cost $184)	(e)650	195

	Face
	Amount	Value
	(000)	(000)
Short-Term Investments (21.1%)
Discount Notes (16.8%)
Federal Home Loan Bank
3.532%, 10/7/05	$15,000	$14,990
3.572%, 11/4/05	10,000	9,965
3.782%, 2/23/05	3,000	2,975
Federal Home Loan Mortgage Corporation
3.564%, 10/11/05	15,000	14,984
Federal National Mortgage Association
3.465%, 10/14/05	10,000	9,986
		52,900
Repurchase Agreement (4.1%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $12,832	(f)12,828	12,828
U.S. Treasury Securities (0.2%)
U.S. Treasury Bills
3.61%, 1/12/06	(j)560	554
Total Short-Term Investments (Cost $66,287)		66,282
Total Investments (106.2%) (Cost $335,183)		333,670
Liabilities in Excess of Other Assets (-6.2%)		(19,433)
Net Assets (100%)		$314,237

(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2005.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2005.
IO	Interest Only
PO	Principal Only
PAC	Planned Amortization Class
TBA	To Be Announced

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
5yr. Note	35	$3,740	Dec-05	$(11)
U.S. Treasury
10 yr. Note	347	38,143	Dec-05	(307)
U.S. Treasury
Long Bond	114	13,042	Dec-05	(199)
Short:
U.S. Treasury
2 yr. Note	7	1,441	Dec-05	10
				$(507)

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

International Fixed Income Portfolio

The International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, high yield securities (commonly referred to as “junk bonds”) and securities of issuers located in emerging markets. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, options, forwards, collateralized mortgage obligations, swaps and other derivatives in managing the Portfolio. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

Performance

For the fiscal year ended September 30, 2005 the Portfolio had a total return of 1.81% compared to 3.13% for the Citigroup World Government Bond Ex-U.S. Index (“the Index”).

Factors Affecting Performance

•                  The performance period was marked by a decline in yields in most major bond markets outside the United States. Ten-year government yields fell almost 100 basis points in the Euro market and 50 basis points in Canada.  Japan was an exception. After significant volatility, government bond yields ended the period little changed. The declines left bond yields at historic lows and were at odds with generally good global economic growth, tightening monetary policy in the United States, and a lift to inflation from rising energy prices.

•                  The U.S. dollar remained weak through the fourth quarter of 2004, but then appreciated through the remainder of the performance period. The dollar’s rebound was a result of relatively stronger economic performance of the U.S. economy, and a widening yield advantage as the Federal Reserve raised interest rates.  There was relatively little movement between other major currencies.

•                  The depreciation of the U.S dollar during 2005 was the major reason for the low absolute returns of the Portfolio and its Index.  Virtually all Portfolio holdings are denominated in foreign currencies.

•                  A defensive interest rate strategy was the major source of Portfolio underperformance relative to its Index, as bond yields declined.  This defensive stance was focused in Japan but also included underweights to the Canadian and U.K. markets, and was based on the very low level of real and nominal yields around the world.  The Portfolio maintained this strategy through the period as better economic conditions and rising inflation raised risks that yields would rise.

•                  Currency positioning was a minor negative.  The major currency position was an overweight to the Yen versus the Euro.  The Euro had appreciated strongly in the prior two years and the Yen was expected to be supported by better economic conditions.  This exchange rate moved little on balance over the performance period.  The Portfolio also held a small overweight to the Yen versus the U.S. dollar, which detracted from performance as the Yen depreciated.

•                  The Portfolio benefited slightly from holdings of corporate bonds which outperformed government debt.  These positions were reduced during the year as the yield advantage of corporate bonds shrank.

Management strategies

•                  We continue to maintain a defensive policy on interest rates and have a modest bias in favor of the yen.

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

*  Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

International Fixed Income Portfolio

Performance Compared to the Citigroup World Government Bond Ex-U.S. Index(1) and the Lipper International Income Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)

Portfolio(4)	1.81%	8.66%	4.95%	5.80%
Citigroup World Government Bond Ex-U.S. Index	3.13	8.42	4.78	5.92
Lipper International Income Funds Index	7.66	9.76	6.94	2.74

(1)           The Citigroup World Government Bond Ex-U.S. Index is a market-capitalization weighted benchmark that tracks the performance of the 20 government bonds markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Issuers must carry an investment grade (BBB-/Baa3) or higher credit rating to remain eligible for inclusion.

(2)           The Lipper International Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Income Funds classification.

(3)           Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)           Commenced operations on April 29, 1994.

(5)           For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2005 —
	Account Value	September 30,	September 30,
	April 1, 2005	2005	2005

Actual	$1,000.00	$959.20	$2.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.38	2.72

*   Expenses are equal to the Portfolio’s annualized net expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

International Fixed Income Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by country, as a percentage of total investments.

*                 Countries which do not appear in the top 10 countries, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

2005 Annual Report

September 30, 2005

Portfolio of Investments

International Fixed Income Portfolio

	Face
	Amount		Value
	(000)		(000)
Fixed Income Securities (95.0%)
Australia (0.3%)
Telstra Corp Ltd.
6.375%, 6/29/11	EUR	300	$420
Austria (3.0%)
Austria Government Bond
5.875%, 7/15/06	3,800		4,695
Bermuda (0.2%)
Adecco Financial Service Bermuda Ltd.
6.00%, 3/15/06	225		274
Canada (4.4%)
Government of Canada
1.90%, 3/23/09	JPY	750,000	6,928
Cayman Islands (0.6%)
Altria Finance Cayman Islands Ltd.
5.625%, 6/24/08	EUR	220	282
MBNA America European Structured Offerings
5.125%, 4/19/08	511		651
			933
Denmark (2.9%)
Kingdom of Denmark
3.00%, 11/15/06	DKK	28,075	4,557
France (17.2%)
Compagnie Generale des Etablissements Michelin
6.375%, 12/3/33	EUR	(h)180	238
Crown Euro Holdings S.A.
6.25%, 9/1/11	120		154
France Telecom S.A.
7.25%, 1/28/13	160		239
8.125%, 1/28/33	350		652
Government of France O.A.T.
6.50%, 4/25/11	8,005		11,452
8.50%, 10/25/19	7,650		14,520
			27,255
Germany (19.5%)
Bundesobligation
4.00%, 2/16/07	7,650		9,404
Deutsche Bundesrepublik
5.50%, 1/4/31	500		791
6.00%, 1/5/06	6,500		7,887
6.25%, 1/4/24	7,760		12,804
			30,886
Ireland (3.0%)
Depfa ACS Bank
0.75%, 9/22/08	JPY	500,000	4,453
Valentia Telecommunications Ltd.
7.25%, 8/15/13	EUR	180	243
			4,696
Italy (5.1%)
Republic of Italy
0.65%, 3/20/09	JPY	860,000	7,629
Republic of Italy BTPS
9.50%, 2/1/06	EUR	@—	$ @—
Telecom Italia Finance N.V.
7.75%, 1/24/33	220		381
			8,010
Japan (11.6%)
Development Bank of Japan
1.60%, 6/20/14	JPY	280,000	2,532
Government of Japan
0.60%, 3/20/10	635,000		5,570
1.10%, 9/20/12	646,000		5,688
Japan Bank for International Co-operation
0.35%, 3/19/08	520,000		4,593
			18,383
Luxembourg (0.2%)
Tyco International Group S.A.
6.125%, 4/4/07	EUR	270	343
Multi-Country (6.3%)
Inter-American Development Bank
1.90%, 7/8/09	JPY	545,000	5,058
International Bank for Reconstruction & Development
2.00%, 2/18/08	545,000		4,979
			10,037
Netherlands (0.9%)
Deutsche Telekom International Finance BV
8.125%, 5/29/12	EUR	160	247
Koninklijke Ahold N.V.
5.875%, 5/9/08	280		360
Munich Re Finance BV
6.75%, 6/21/23	(h)300		428
RWE Finance BV
5.50%, 10/26/07	23		29
VNU N.V.
6.625%, 5/30/07	250		320
			1,384
Russia (0.1%)
Russian Federation
5.00%, 3/31/30	$	(g)145	167
Spain (0.0%)
Government of Spain
5.15%, 7/30/09	EUR	@—	@—

Sweden (0.1%)
Telefonaktiebolaget LM Ericsson
6.75%, 11/28/10	170		228
United Kingdom (6.4%)
Allied Domecq
6.625%, 4/18/11	GBP	190	351
Aviva plc
5.25%, 10/2/23	EUR	(h)320	429
Bat International Finance plc
4.875%, 2/25/09	355		451

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

International Fixed Income Portfolio

	Face
	Amount		Value
	(000)		(000)
United Kingdom (cont’d)
British Telecommunications plc
7.125%, 2/15/11	EUR	170	$244
Royal Bank of Scotland plc
4.50%, 1/28/16	$	(h)370	477
United Kingdom Treasury Bond
5.00%, 9/7/14	GBP	4,150	7,708
WPP Group plc
6.00%, 6/18/08	EUR	300	390
			10,050
United States (13.2%)
Corning, Inc.
6.25%, 2/18/10	145		195
Federal National Mortgage Association
1.75%, 3/26/08	JPY	920,000	8,385
Ford Motor Credit Co.
5.75%, 1/12/09	EUR	680	807
General Electric Capital Corp.
0.75%, 2/5/09	JPY	475,000	4,202
General Motors Acceptance Corp.
5.375%, 6/6/11	EUR	150	159
6.00%, 7/3/08	240		284
General Motors Corp.
7.25%, 7/3/13	250		250
Household Finance Corp.
5.125%, 6/24/09	300		390
KFW International Finance
2.05%, 9/21/09	JPY	540,000	5,032
Owens Brockway Glass Container, Inc.
6.75%, 12/1/14	EUR	130	159
Pemex Project Funding Master Trust
6.625%, 4/4/10	175		239
Xerox Corp.
9.75%, 1/15/09	305		432
Zurich Finance USA Inc
5.75%, 10/2/23	(h)200		268
			20,802
Total Fixed Income Securities (Cost $145,277)			150,048
Short-Term Investments (1.3%)
Repurchase Agreement (1.1%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $1,689	(f)1,688		1,688
U.S. Treasury Securities (0.2%)
U.S. Treasury Bills
3.61%, 1/12/06	(j)300		297
Total Short-Term Investments (Cost $1,985)			1,985
Total Investments (96.3%) (Cost $147,262)			152,033
Other Assets in Excess of Liabilities (3.7%)			5,878
Net Assets (100%)			$157,911

(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(g)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2005. Maturity date disclosed is the ultimate maturity date.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2005.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
@	Value/Face Amount is less than $500.
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
Eurex 5 year
Euro BOBL	27	$3,700	Dec-05	$(27)
Eurex 10 year
Euro BUND	89	13,108	Dec-05	(77)
				$(104)

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

International Fixed Income Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
CAD	600	$516	10/21/05	USD	492	$492	$(24)
DKK	3,445	557	12/21/05	USD	564	564	7
DKK	15,500	2,507	12/21/05	USD	2,538	2,538	31
EUR	1,000	1,203	10/26/05	USD	1,239	1,239	36
JPY	66,000	584	11/10/05	USD	602	602	18
JPY	160,000	1,415	11/10/05	USD	1,456	1,456	41
JPY	100,000	885	11/10/05	USD	910	910	25
USD	652	652	10/24/05	AUD	870	663	11
USD	4,484	4,484	10/21/05	CAD	5,470	4,707	223
USD	1,828	1,828	11/9/05	CHF	2,290	1,775	(53)
USD	499	499	10/26/05	EUR	400	481	(18)
USD	734	734	10/26/05	EUR	600	722	(12)
USD	2,441	2,441	12/23/05	GBP	1,355	2,387	(54)
USD	1,496	1,496	11/10/05	JPY	166,000	1,469	(27)
USD	1,773	1,773	11/18/05	SEK	13,335	1,725	(48)
		$21,574				$21,730	$156

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

SEK — Swedish Krona

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

Limited Duration Portfolio

The Limited Duration Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration similar to that of the Citigroup 1-3 Year Treasury/Government Sponsored Index, which generally ranges between zero and three years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps, and other derivatives to manage the Portfolio. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

Performance

For the fiscal year ended September 30, 2005, the Portfolio returned 1.44%, compared to 1.11% for the Citigroup 1-3 Year Treasury/Government Sponsored Index (“the Index”).

Factors Affecting Performance

•                  Economic data improved over the course of the twelve-month period.  The Federal Reserve increased the official short-term interest rates eight times during the last twelve month period, moving the federal funds rate from 1.75% to 3.75%.  The Treasury yield curve rose and flattened in response to Fed action.  Corporate bonds, asset-backed securities and mortgage-backed securities yield spreads narrowed throughout the period.

•                  The Portfolio’s emphasis on higher-coupon mortgage securities had a favorable effect on relative performance during the fiscal year.

•                  The Portfolio’s below-Index interest-rate sensitivity (IRS) strategy had a favorable impact on relative returns during the period, as rising interest rates were most pronounced in the short maturity segment of the curve.

•                  The Portfolio’s allocation to corporate bonds and asset-backed securities had a favorable effect on relative performance as a result of spread tightening and a strong yield advantage.

•                  The Portfolio’s allocation to Agency debentures did not have a material impact on relative performance.

Management Strategies

•                  Higher-coupon mortgages continue to offer relative value in the mortgage sector. Prices and yields of these securities continue to anticipate fast prepayment assumptions; this strategy has been benefit in an environment where actual prepayments continue to be slower than or equal to the prepayment speeds assumed in prevailing prices and yields. The Portfolio has built a meaningful position in hybrid Adjustable Rate Mortgage securities over the last twelve months, finding the option-adjusted returns attractive.

•                  In response to narrowing yield spreads, the Portfolio has reduced exposure to credit risk (i.e. exposure to corporate bonds) today relative to a year ago.  Although we are not anticipating significant spread tightening over the coming year, we do believe the yield advantage will benefit performance.

•                  The Portfolio maintains a significant allocation to asset-backed securities, as we believe they offer good value.

•                  The Portfolio presently maintains a neutral IRS position relative to the Index, having been in a defensive stance for the majority of the last twelve months. The market is priced for anticipated additional increases in the federal funds rate, we think this is appropriate, given the continued strength in the economy.

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Limited Duration Portfolio

Performance Compared to the Citigroup 1-3 Year Treasury/Government Sponsored Index(1) and the Lipper Short Investment-Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)

Portfolio(4)	1.44%	4.13%	4.92%	5.16%
Citigroup 1-3 Year Treasury/Government Sponsored Index	1.11	4.28	5.10	5.26
Lipper Short Investment-Grade Debt Funds Index	1.54	3.87	4.71	5.01

(1)   The Citigroup 1-3 Year Treasury/Government Sponsored Index is a fixed income market-value weighted Index that includes all U.S. Treasury and U.S. agency securities with remaining maturities of at least one year and not longer than three years.

(2)   The Lipper Short Investment-Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment-Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Short Investment-Grade Debt Funds classification.

(3)   Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)   Commenced operations on March 31, 1992.

(5)   For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Expenses Paid During Period* April 1, 2005 — September 30, 2005

Actual	$1,000.00	$1,013.60	$2.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.03	2.06

*  Expenses are equal to the Portfolio’s annualized expense ratio of 0.41%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Limited Duration Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*                 Industries and/or investment types which do not appear in the top 10 industries and/or investment types, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

2005 Annual Report

September 30, 2005

Portfolio of Investments

Limited Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (101.5%)
Agency Adjustable Rate Mortgages (0.1%)
Government National Mortgage Association, Adjustable Rate Mortgages:
3.75%, 7/20/27-9/20/27	$212	$215
4.125%, 12/20/25-12/20/27	217	221
4.375%, 1/20/25-1/20/28	849	858
		1,294
Agency Fixed Rate Mortgages (8.3%)
Federal Home Loan Mortgage Corporation, Conventional Pools:
3.564%, 7/1/34	2,208	2,160
4.346%, 10/1/33	6,138	6,088
4.376%, 7/1/35	6,248	6,209
10.00%, 4/1/10-10/1/20	183	202
11.00%, 5/1/20	11	11
11.50%, 5/1/13-1/1/18	38	41
Gold Pools:
6.50%, 9/1/19-11/1/29	439	453
7.00%, 3/1/32	6	6
7.50%, 11/1/19-11/1/32	3,234	3,432
8.50%, 8/1/28	93	102
10.00%, 10/1/21	16	18
10.50%, 1/1/19-10/1/20	72	76
11.50%, 8/1/10	15	16
12.00%, 6/1/15-9/1/15	53	59
Federal National Mortgage Association, Conventional Pools:
3.636%, 7/1/34	2,374	2,359
3.793%, 6/1/34	1,443	1,439
4.233%, 2/1/35	1,523	1,511
4.235%, 5/1/35	5,398	5,400
4.503%, 4/1/35	4,454	4,451
4.534%, 5/1/35	7,250	7,227
4.80%, 9/1/35	6,770	6,773
6.50%, 3/1/18-4/1/33	4,912	5,067
7.00%, 5/1/26-12/1/33	2,224	2,329
7.50%, 9/1/29-7/1/32	6,049	6,404
8.00%, 12/1/29-8/1/31	379	405
9.50%, 11/1/20	49	54
10.00%, 12/1/15-9/1/16	125	137
10.50%, 12/1/16	28	30
11.00%, 7/1/20	22	24
11.50%, 11/1/19	43	47
12.00%, 8/1/20	4	5
12.50%, 2/1/15	27	30
October TBA
7.00%, 10/1/35	(i)22,100	23,136
7.50%, 10/1/35	(i)900	953
Government National Mortgage Association, Various Pools:
9.00%, 11/15/16-1/15/17	177	193
9.50%, 12/15/17-12/15/21	318	351
10.00%, 11/15/09-7/15/22	671	754
10.50%, 11/15/18-8/15/21	51	59
11.00%, 1/15/10-1/15/21	$354	$391
11.50%, 2/15/13-11/15/19	232	257
		88,659
Asset Backed Corporates (37.7%)
American Express Credit Account Master Trust
1.69%, 1/15/09	4,210	4,134
5.53%, 10/15/08	2,850	2,868
AmeriCredit Automobile Receivables Trust
2.07%, 8/6/08	3,450	3,405
Asset Backed Funding Certificates
4.02%, 6/25/25	(h)1,607	1,608
4.25%, 6/25/35	(g)8,759	8,735
Banc of America Securities Auto Trust
3.99%, 8/18/09	6,500	6,445
Bank One Issuance Trust
2.94%, 6/16/08	4,850	4,852
3.86%, 6/15/11	4,200	4,121
BMW Vehicle Owner Trust
2.67%, 3/25/08	5,930	5,879
4.04%, 2/25/09	9,900	9,843
Capital Auto Receivables Asset Trust
2.64%, 3/17/08	1,347	1,334
4.05%, 7/15/09	6,275	6,230
Capital One Multi-Asset Execution Trust
4.05%, 2/15/11	4,750	4,699
Caterpillar Financial Asset Trust
3.90%, 2/25/09	5,375	5,326
Chase Credit Card Master Trust
5.50%, 11/17/08	5,360	5,409
Chase Manhattan Auto Owner Trust
2.83%, 9/15/10	6,700	6,498
2.94%, 6/15/10	5,100	4,983
4.21%, 1/15/09	1,439	1,440
4.24%, 9/15/08	1,771	1,773
CIT Equipment Collateral
3.50%, 9/20/08	4,725	4,654
Citibank Credit Card Issuance Trust
2.70%, 1/15/08	3,700	3,687
6.90%, 10/15/07	5,710	5,721
CNH Equipment Trust
4.02%, 4/15/09	4,875	4,837
4.27%, 1/15/10	7,750	7,705
Countrywide Asset-Backed Certificates
4.367%, 11/25/35	(h)8,000	7,907
Daimler Chrysler Auto Trust
2.58%, 4/8/09	6,000	5,850
2.86%, 3/9/09	7,725	7,571
3.09%, 1/8/08	4,410	4,382
3.49%, 12/8/08	7,800	7,710
4.04%, 9/8/09	4,800	4,767
4.49%, 10/6/08	2,015	2,018
Fifth Third Auto Trust
3.19%, 2/20/08	2,350	2,326

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Limited Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Asset Backed Corporates (cont’d)
Fleet Credit Card Master Trust II
2.75%, 4/15/08	$5,450	$5,451
Ford Credit Auto Owner Trust
3.13%, 11/15/06	2,286	2,282
3.48%, 11/15/08	7,500	7,418
4.17%, 1/15/09	4,350	4,330
GE Equipment Small Ticket LLC
4.38%, 7/22/09	(e)6,000	5,982
GSAMP Trust
3.95%, 2/25/35	(h)1,755	1,756
Harley-Davidson Motorcycle Trust
2.63%, 11/15/10	2,559	2,509
2.76%, 5/15/11	4,100	4,037
3.09%, 6/15/10	2,051	2,030
3.56%, 2/15/12	4,800	4,725
3.76%, 12/17/12	7,625	7,505
4.07%, 2/15/12	4,400	4,354
4.41%, 6/15/12	5,420	5,405
4.50%, 1/15/10	2,340	2,343
Honda Auto Receivables Owner Trust
2.40%, 2/21/08	7,250	7,158
2.48%, 7/18/08	3,850	3,810
2.70%, 3/17/08	1,704	1,688
2.77%, 11/21/08	5,140	5,032
3.53%, 10/21/08	5,400	5,336
3.93%, 1/15/09	3,500	3,471
4.49%, 9/17/07	1,704	1,705
Hyundai Auto Receivables Trust
2.33%, 11/15/07	1,058	1,050
2.97%, 5/15/09	5,200	5,112
3.98%, 11/16/09	4,000	3,961
John Deere Owner Trust
2.32%, 12/17/07	1,725	1,700
Massachusetts RRB Special Purpose Trust
3.78%, 9/15/10	5,450	5,376
MBNA Credit Card Master Note Trust
2.70%, 9/15/09	7,150	6,962
Merrill Auto Trust Securitization
4.10%, 8/25/09	7,000	6,949
Merrill Lynch Mortgage Investors, Inc.
3.93%, 9/25/35	(h)1,907	1,909
4.03%, 8/25/35	(h)1,824	1,826
National City Auto Receivables Trust
2.88%, 5/15/11	6,770	6,568
New Century Home Equity Loan Trust
3.97%, 2/25/35	(h)2,044	2,045
4.461%, 8/25/35	(g)5,219	5,176
Nissan Auto Receivables Owner Trust
2.76%, 7/15/09	4,500	4,363
3.54%, 10/15/08	4,475	4,420
3.99%, 7/15/09	8,700	8,632
Onyx Acceptance Grantor Trust
3.69%, 5/15/09	3,300	3,263
PG&E Energy Recovery Funding LLC
3.87%, 6/25/11	$3,375	$3,336
Residential Asset Mortgage Products, Inc.
3.94%, 1/25/35	(h)2,584	2,586
Residential Asset Securities Corp.
4.00%, 7/25/21	(h)1,938	1,940
Saxon Asset Securities Trust
3.94%, 5/25/35	(h)1,835	1,836
TXU Electric Delivery Transition Bond Co. LLC
3.52%, 11/15/11	5,260	5,157
USAA Auto Owner Trust
2.67%, 10/15/10	6,000	5,833
3.03%, 6/16/08	2,300	2,276
3.16%, 2/17/09	7,000	6,902
3.58%, 2/15/11	3,000	2,950
3.90%, 7/15/09	6,375	6,321
4.00%, 12/15/09	11,600	11,507
Volkswagen Auto Lease Trust
3.82%, 5/20/08	3,700	3,672
Wachovia Auto Owner Trust
2.91%, 4/20/09	4,950	4,874
3.19%, 6/20/08	6,850	6,789
4.06%, 9/21/09	3,900	3,872
Wells Fargo Home Equity Trust
4.00%, 2/25/18	(h)2,773	2,775
Whole Auto Loan Trust
2.58%, 3/15/10	6,900	6,765
World Omni Auto Receivables Trust
3.29%, 11/12/08	4,625	4,573
3.54%, 6/12/09	3,400	3,356
		403,676
Collateralized Mortgage Obligations — Agency Collateral Series (1.6%)
Federal Home Loan Mortgage Corporation
7.50%, 9/15/29	6,112	6,489
Federal Home Loan Mortgage Corporation PAC
5.50%, 2/15/12	1,252	1,254
8.00%, 7/15/06	49	49
Federal National Mortgage Association PAC
5.50%, 1/25/24	5,499	5,553
6.50%, 6/25/35	3,561	3,737
		17,082
Federal Agency (6.2%)
Federal Home Loan Mortgage Corporation
2.75%, 8/15/06	67,520	66,629
Finance (13.3%)
ABN Amro Bank N.V.
3.84%, 5/11/07	(h)2,345	2,349
Allstate Financial Global Funding II
2.625%, 10/22/06	(e)1,380	1,349
Allstate Life Global Funding Trusts
4.50%, 5/29/09	690	685
American General Finance Corp.
4.625%, 5/15/09-9/1/10	1,485	1,469

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Limited Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Finance (cont’d)
5.875%, 7/14/06	$1,810	$1,831
AXA Financial, Inc.
6.50%, 4/1/08	460	480
Bank of America Corp.
3.375%, 2/17/09	2,595	2,496
3.875%, 1/15/08	860	848
4.75%, 10/15/06	2,245	2,252
5.25%, 2/1/07	525	530
Bank of New York Co., Inc. (The)
5.20%, 7/1/07	565	571
Bank One Corp.
6.00%, 2/17/09	664	686
Bank One N.A. Illinois
3.833%, 5/5/06	(h)1,000	1,001
5.50%, 3/26/07	1,805	1,829
BB&T Corp.
3.831%, 6/4/07	(h)5,060	5,066
CIT Group, Inc.
2.875%, 9/29/06	625	615
3.65%, 11/23/07	870	853
3.95%, 11/4/05	(h)1,700	1,700
4.75%, 8/15/08	2,270	2,272
6.50%, 2/7/06	1,890	1,904
7.375%, 4/2/07	680	707
Citicorp
6.375%, 11/15/08	1,000	1,050
Citigroup Global Markets Holdings, Inc.
3.944%, 12/12/06	(h)1,050	1,052
Citigroup, Inc.
5.50%, 8/9/06	1,115	1,125
5.75%, 5/10/06	1,520	1,533
Countrywide Home Loans, Inc.
3.25%, 5/21/08	1,980	1,907
EOP Operating LP
6.763%, 6/15/07	1,945	2,005
8.375%, 3/15/06	1,655	1,684
General Electric Capital Corp.
4.25%, 12/1/10	850	835
5.00%, 6/15/07	800	807
5.375%, 3/15/07	4,415	4,473
Genworth Financial, Inc.
4.02%, 6/15/07	(h)4,990	4,999
Goldman Sachs Group, Inc.
4.125%, 1/15/08	2,850	2,823
Hartford Financial Services Group, Inc.
2.375%, 6/1/06	2,035	2,008
HSBC Finance Corp.
4.125%, 12/15/08	760	747
5.875%, 2/1/09	1,355	1,399
6.375%, 10/15/11	285	305
6.40%, 6/17/08	1,590	1,660
6.75%, 5/15/11	630	686
Huntington National Bank
2.75%, 10/16/06	$2,180	$2,141
ING Security Life Institutional Funding Corp.
2.70%, 2/15/07	(e)1,490	1,445
International Lease Finance Corp.
2.95%, 5/23/06	355	352
3.75%, 8/1/07	535	527
4.625%, 6/2/08	1,055	1,049
John Deere Capital Corp.
4.50%, 8/22/07	2,445	2,440
John Hancock Financial Services, Inc.
5.625%, 12/1/08	3,100	3,188
John Hancock Global Funding II
5.625%, 6/27/06	(e)1,390	1,401
7.90%, 7/2/10	(e)625	711
JPMorgan Chase & Co.
5.25%, 5/30/07	780	789
6.00%, 2/15/09	305	316
7.00%, 11/15/09	315	341
Key Bank N.A.
7.125%, 8/15/06	1,535	1,566
Lehman Brothers Holdings, Inc.
8.25%, 6/15/07	4,105	4,339
Mantis Reef Ltd.
4.692%, 11/14/08	(e)2,020	1,993
Marsh & McLennan Cos., Inc.
5.375%, 3/15/07	2,845	2,852
MBNA Corp.
4.163%, 5/5/08	(h)1,465	1,478
5.625%, 11/30/07	1,040	1,061
6.125%, 3/1/13	1,125	1,202
Metropolitan Life Global Funding I
3.375%, 10/5/07	(e)5,315	5,190
Monumental Global Funding II
3.85%, 3/3/08	(e)2,226	2,186
6.05%, 1/19/06	(e)3,215	3,231
Nationwide Building Society
2.625%, 1/30/07	(e)3,205	3,127
Platinum Underwriters Holdings Ltd.
6.371%, 11/16/07	(e)1,200	1,211
Pricoa Global Funding I
3.90%, 12/15/08	(e)2,500	2,441
Prudential Funding LLC
6.60%, 5/15/08	(e)845	891
Prudential Insurance Co. of America
6.375%, 7/23/06	(e)2,185	2,216
SLM Corp.
4.00%, 1/15/10	3,260	3,170
Sovereign Bank
4.00%, 2/1/08	235	232
St. Paul Travellers Cos., Inc. (The)
5.01%, 8/16/07	1,705	1,708
Suntrust Bank
7.25%, 9/15/06	2,670	2,723

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Limited Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Finance (cont’d)
TIAA Global Markets, Inc.
3.875%, 1/22/08	$ (e)7,885	$7,755
5.00%, 3/1/07	(e)500	502
U.S. Bancorp
5.10%, 7/15/07	980	989
U.S. Bank N.A.
2.85%, 11/15/06	915	896
3.70%, 8/1/07	350	346
Wachovia Corp.
3.625%, 2/17/09	960	930
4.95%, 11/1/06	1,695	1,703
Washington Mutual, Inc.
7.50%, 8/15/06	425	435
8.25%, 4/1/10	1,648	1,851
Wells Fargo & Co.
3.861%, 3/3/06	(h)1,360	1,361
World Financial Properties
6.91%, 9/1/13	(e)2,177	2,312
6.95%, 9/1/13	(e)923	980
Xlliac Global Funding
4.80%, 8/10/10	(e)2,285	2,273
		142,441
Industrials (9.4%)
Aetna, Inc.
7.375%, 3/1/06	1,540	1,558
Altria Group, Inc.
5.625%, 11/4/08	1,370	1,406
7.65%, 7/1/08	510	545
American Honda Finance Corp.
3.85%, 11/6/08	(e)2,175	2,128
Caterpillar Financial Services Corp.
3.625%, 11/15/07	2,240	2,200
Cendant Corp.
6.25%, 1/15/08	2,600	2,664
Clorox Co.
3.982%, 12/14/07	(h)2,360	2,365
Comcast Cable Communications
6.875%, 6/15/09	700	747
8.375%, 5/1/07	1,255	1,325
Comcast Corp.
5.85%, 1/15/10	900	931
ConAgra Foods, Inc.
6.00%, 9/15/06	1,858	1,882
Conoco Funding Co.
5.45%, 10/15/06	2,315	2,339
Consumers Energy Co.
4.80%, 2/17/09	920	918
Cooper Industries, Inc.
5.25%, 7/1/07	1,090	1,100
COX Communications, Inc.
4.407%, 12/14/07	(h)904	911
7.75%, 8/15/06	525	538
CVS Corp.
5.625%, 3/15/06	$605	$608
DaimlerChrysler N.A. Holding Corp.
4.05%, 6/4/08	770	752
6.40%, 5/15/06	1,910	1,931
8.00%, 6/15/10	85	94
Deutsche Telekom International Finance BV
8.50%, 6/15/10	1,805	2,048
Federated Department Stores, Inc.
6.30%, 4/1/09	790	824
6.625%, 9/1/08	1,290	1,351
FedEx Corp.
2.65%, 4/1/07	385	374
6.875%, 2/15/06	525	530
Ford Motor Credit Co.
6.875%, 2/1/06	2,790	2,802
General Mills, Inc.
3.875%, 11/30/07	2,760	2,713
GTE Corp.
6.36%, 4/15/06	2,207	2,229
Honeywell International, Inc.
5.125%, 11/1/06	2,860	2,878
6.875%, 10/3/05	1,020	1,020
Hyatt Equities LLC
6.875%, 6/15/07	(e)1,430	1,458
ICI Wilmington, Inc.
4.375%, 12/1/08	740	728
International Paper Co.
3.80%, 4/1/08	990	965
John Deere Capital Corp.
3.375%, 10/1/07	1,630	1,593
Johnson Controls, Inc.
5.00%, 11/15/06	915	918
Kraft Foods, Inc.
4.00%, 10/1/08	910	894
5.25%, 6/1/07	2,265	2,289
Kroger Co. (The)
7.625%, 9/15/06	3,480	3,567
Lenfest Communications, Inc.
7.625%, 2/15/08	185	196
Lowe’s Cos., Inc.
7.50%, 12/15/05	1,035	1,041
Marriott International, Inc.
7.875%, 9/15/09	2,285	2,528
Masco Corp.
4.625%, 8/15/07	810	807
6.75%, 3/15/06	790	798
May Department Stores Co. (The)
3.95%, 7/15/07	1,800	1,775
6.875%, 11/1/05	985	987
McDonnell Douglas Corp.
6.875%, 11/1/06	675	690

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Limited Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
MeadWestvaco Corp.
2.75%, 12/1/05	$680	$678
Miller Brewing Co.
4.25%, 8/15/08	(e)1,495	1,475
Mohawk Industries, Inc.
6.50%, 4/15/07	1,845	1,892
Norfolk Southern Corp.
7.35%, 5/15/07	1,016	1,057
Northrop Grumman Corp.
4.079%, 11/16/06	940	935
Panhandle Eastern Pipe Line Co.
2.75%, 3/15/07	460	447
Raytheon Co.
6.15%, 11/1/08	880	916
6.75%, 8/15/07	353	365
8.30%, 3/1/10	520	591
Safeway, Inc.
6.15%, 3/1/06	2,607	2,617
Sappi Papier Holding AG
6.75%, 6/15/12	(e)770	784
Sealed Air Corp.
6.95%, 5/15/09	(e)380	404
Southwest Airlines Co.
5.496%, 11/1/06	825	834
Target Corp.
5.95%, 5/15/06	3,285	3,313
Telecom Italia Capital S.A.
4.00%, 11/15/08	640	625
4.00%, 1/15/10	(e)345	332
Textron Financial Corp.
4.125%, 3/3/08	950	938
Time Warner, Inc.
6.125%, 4/15/06	1,835	1,851
6.15%, 5/1/07	1,860	1,902
Union Pacific Corp.
3.625%, 6/1/10	480	455
6.79%, 11/9/07	2,575	2,684
UnitedHealth Group, Inc.
4.125%, 8/15/09	800	785
5.20%, 1/17/07	115	116
7.50%, 11/15/05	2,155	2,162
Verizon Global Funding Corp.
6.125%, 6/15/07	3,360	3,447
7.25%, 12/1/10	1,140	1,261
WellPoint Health Networks, Inc.
6.375%, 6/15/06	1,330	1,347
WellPoint, Inc.
3.75%, 12/14/07	1,130	1,108
Weyerhaeuser Co.
6.125%, 3/15/07	358	365
		100,631
Mortgages — Other (15.4%)
American Home Mortgage Investment Trust
4.34%, 2/25/44	$ (h)2,698	$2,671
Banc of America Mortgage Securities
3.681%, 7/25/34	(h)1,411	1,395
4.408%, 1/25/35	(h)6,026	5,935
4.989%, 6/25/35	(h)7,821	7,807
Citigroup Mortgage Loan Trust, Inc.
3.986%, 9/25/34	(h)2,805	2,773
4.777%, 8/25/34	(h)2,390	2,379
Countrywide Alternative Loan Trust
4.131%, 11/20/35	(h)10,750	10,750
4.221%, 11/20/35	(h)10,450	10,450
4.23%, 2/25/35-4/25/35	(h)9,115	9,117
4.33%, 5/25/35	(h)9,340	9,299
Countrywide Home Loan Mortgage
4.678%, 11/20/34	(h)2,807	2,783
Downey Savings & Loan Association Mortgage Loan Trust
4.039%, 3/19/45	(h)9,382	9,330
4.089%, 8/19/45	(h)11,020	10,994
4.211%, 10/19/45	(h)10,275	10,275
First Horizon Alternative Mortgage Securities
4.33%, 4/25/35	(h)9,076	9,078
First Horizon Asset Securities, Inc.
3.728%, 6/25/34	(h)825	809
5.168%, 10/25/34	(h)1,512	1,493
Harborview Mortgage Loan Trust
4.169%, 11/19/35	(h)4,721	4,721
4.198%, 10/25/45	(h)10,000	10,000
4.865%, 10/19/35	(h)10,450	10,450
Merrill Lynch Mortgage Investors, Inc.
3.81%, 7/25/34	(h)1,744	1,731
Washington Mutual, Inc.
4.12%, 8/25/45	(h)4,025	4,025
4.20%, 10/25/45	6,975	6,975
Wells Fargo Mortgage Backed Securities Trust
3.383%, 7/25/34	(h)987	983
3.455%, 9/25/34	(h)4,081	4,064
4.11%, 6/25/35	(h)8,454	8,325
4.589%, 12/25/34	(h)5,840	5,782
		164,394
Sovereign (0.6%)
Province of Quebec Canada
5.50%, 4/11/06	1,645	1,657
6.125%, 1/22/11	845	905
United Mexican States
8.375%, 1/14/11	2,385	2,749
8.625%, 3/12/08	1,265	1,379
		6,690
U.S. Treasury Securities (5.4%)
U.S. Treasury Notes
3.125%, 5/15/07	31,000	30,501

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Limited Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
U.S. Treasury Securities (cont’d)
3.50%, 11/15/06	$20,000	$19,868
4.625%, 5/15/06	7,000	7,027
		57,396
Utilities (3.5%)
Appalachian Power Co.
3.60%, 5/15/08	1,350	1,314
Carolina Power & Light Co.
6.80%, 8/15/07	2,750	2,851
CC Funding Trust I
6.90%, 2/16/07	1,905	1,958
Columbus Southern Power Co.
4.40%, 12/1/10	1,460	1,431
Consolidated Natural Gas Co.
5.375%, 11/1/06	3,840	3,870
DTE Energy Co.
6.45%, 6/1/06	2,660	2,693
Duke Energy Corp.
3.75%, 3/5/08	855	838
Entergy Gulf States, Inc.
3.60%, 6/1/08	445	428
4.27%, 12/1/09	(h)1,015	1,019
Exelon Corp.
6.75%, 5/1/11	860	923
FPL Group Capital, Inc.
3.25%, 4/11/06	2,905	2,889
NiSource Finance Corp.
4.393%, 11/23/09	(h)975	980
Pacific Gas & Electric Co.
3.60%, 3/1/09	1,670	1,614
Peco Energy Co.
3.50%, 5/1/08	2,545	2,468
Pinnacle West Capital Corp.
6.40%, 4/1/06	2,910	2,936
Public Service Electric & Gas Co.
4.085%, 6/23/06	(h)3,470	3,470
Ras Laffan Liquefied Natural Gas Co., Ltd.
7.628%, 9/15/06	(e)111	112
Sempra Energy
4.75%, 5/15/09	2,460	2,445
Southwestern Public Service Co.
6.20%, 3/1/09	2,015	2,103
Wisconsin Electric Power Co.
3.50%, 12/1/07	835	816
		37,158
Total Fixed Income Securities (Cost $1,097,013)		1,086,050

	Shares
Preferred Stock (0.0%)
Mortgages — Other (0.0%)
Home Ownership Funding Corp.
13.331% (Cost $509)	(e)1,800	539

	Face
	Amount	Value
	(000)	(000)
Short-Term Investments (0.1%)
Repurchase Agreement (0.0%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $74	$ (f)74	$74
U.S. Treasury Securities (0.1%)
U.S. Treasury Bills
3.61%, 1/12/06	(j)500	495
Total Short-Term Investments (Cost $569)		569
Total Investments (101.6%) (Cost $1,098,091)		1,087,158
Liabilities in Excess of Other Assets (-1.6%)		(17,202)
Net Assets (100%)		$1,069,956

(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(g)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2005. Maturity date disclosed is the ultimate maturity date.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2005.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
PAC	Planned Amortization Class
TBA	To Be Announced

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
2 yr. Note	1,495	$307,806	Dec-05	$(1,143)
Short:
U.S. Treasury
5 yr. Note	398	42,530	Dec-05	502
U.S. Treasury
10 yr. Note	72	7,914	Dec-05	106
				$(535)

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

Municipal Portfolio

The Municipal Portfolio seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax. The Portfolio invests primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). The Portfolio may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. The Portfolio may invest in high yield municipal securities (commonly referred to as “junk bonds”). The Portfolio will ordinarily seek to maintain an average weighted maturity of between five and ten years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio. Federal Home Loan Mortgage Corp, Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

Performance

For the fiscal year ended September 30, 2005, the Portfolio had a total return of 3.38% compared to 2.14% for the Blended Municipal Index (a 50%/50% blend of the Lehman 5&10 Year Municipal Indexes) (the “Index”).

Factors Affecting Performance

•                  We assumed a defensive stance during the year to help protect principal from an anticipated rise in interest rates. Consequently, the interest rate sensitivity of the Portfolio was less than that of the Index. The Portfolio was also positioned to benefit from a flattening of the yield curve. As the yield curve rose and flattened on the back Fed tightening, the Portfolio benefited handsomely.

•                  The Portfolio realized significant outperformance relative to the benchmark due to holdings of zero coupon municipal bonds and municipal tobacco settlement bonds. Zero coupon municipals, which are generally insured (AAA-rated) and non-callable, have offered unusually wide yield spreads. These spreads are especially generous in the context of today’s flat yield curve. Municipal tobacco settlement bonds have been strong performers in the municipal sector and our modest holdings of them have boosted performance.

•                  Opportunistic exposure to taxable mortgage-backed and corporate securities had a positive impact on performance relative to the Index, even after adjusting for their tax impact.

Management Strategies

•                  We continued to position the Portfolio defensively because our analysis indicated that interest rates were significantly below fair value and unsustainable at prevailing levels. We remain short because we believe rates are still too low for an economy experiencing healthy growth and operating at nearly full potential.

•                  We expect zero coupon municipals to outperform significantly over the next year or so. They currently look extremely cheap in relation to other municipals, and offer greater yields than like-maturity Treasury zeros.

•                  We focused on capturing relative cheapness in longer municipal issues relative to the intermediate issues that comprise the Index. We achieved this by emphasizing longer maturity municipals and then hedging the exposure to changes in Treasury rates. Holdings continued to have higher than average call protection and credit quality.

•                  Overall, the compensation now offered by the market to take on risk - whether it be interest rate, credit, volatility, or liquidity risk - remains at unattractive levels. As a result, we have positioned portfolios defensively to protect capital as we await better opportunities to add these risks back.

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Municipal Portfolio

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Lehman 5 Year Municipal Index(1), The Lehman 10 Year Municipal Index(2), The Blended Municipal Index(3) and the Lipper Intermediate Municipal Debt Funds Index(4)

	Total Returns(5)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(7)

Portfolio(6)	3.38%	5.87%	6.10%	6.37%
Lehman 5 Year Municipal Index	1.45	5.13	4.97	5.21
Lehman 10 Year Municipal Index	2.83	6.11	5.93	6.31
Blend Municipal Index	2.14	5.62	5.62	6.00
Lipper Intermediate Municipal Debt Funds Index	2.16	5.02	4.84	5.07

(1)           The Lehman 5 Year Municipal Index is a market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher municipal bonds with maturities of four to six years. To be included in the index, bonds must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million.  The bonds must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the Index.

(2)           The Lehman 10 Year Municipal Index is market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher municipal bonds with maturities of eight to twelve years. To be included in the index, bonds must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the Index.

(3)           The Blended Municipal Index is an unmanaged index comprised of the Lehman Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman 10 Year Municipal Index and 50% Lehman 5 Year Municipal Index thereafter.

(4)           The Lipper Intermediate Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Municipal Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.  As of the date of this report, the Portfolio is in the Lipper Intermediate Municipal Debt Funds classification.

(5)           Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(6)           Commenced operations on October 1, 1992

(7)           For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Municipal Portfolio

account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Expenses Paid During Period* April 1, 2005 — September 30, 2005

Actual	$1,000.00	$1,030.10	$2.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.58	2.51

* Expenses are equal to the Portfolio’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by investment type, as a percentage of total net investments.

*       Investment types which do not appear in the top 10 investment types and investment types which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

2005 Annual Report

September 30, 2005

Portfolio of Investments

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (104.4%)
Municipal Bonds (92.2%)
Abilene Independent School District General Obligation Bonds (PSFG)
5.00%, 2/15/14	$1,875	$2,030
Abilene, TX Health Facilities Development Corp. SAVRS Revenue Bonds (MBIA)
2.45%, 9/19/25	(h)3,950	3,950
Alameda, CA Unified School District General Obligation Bonds (FSA)
Zero Coupon, 8/1/33	9,915	2,532
Allegheny County, PA Hospital Development Authority Revenue Bonds
9.25%, 11/15/15	1,300	1,562
Allegheny County, PA Industrial Development Authority Revenue Bonds
4.75%, 12/1/32	525	550
Allegheny County, PA Sanitation Authority Revenue Bonds (MBIA)
5.00%, 12/1/14	2,000	2,181
Arlington Texas Independent School District General Obligation Bonds (PSFG)
5.00%, 2/15/14	6,150	6,668
Austin, TX Convention Enterprises, Inc., Revenue Bonds
6.70%, 1/1/28	400	429
Austin, TX Water & Wastewater System Revenue Bonds (MBIA)
5.25%, 11/15/13	4,100	4,530
Badger TOB Asset Securitization Corp., WI, Revenue Bonds
6.125%, 6/1/27	1,205	1,288
Berks County, PA, General Obligation Bonds (FGIC)
Zero Coupon, 5/15/19-11/15/20	2,250	1,186
Brazos River Authority, TX Pollution Collateral Revenue Bonds
5.40%, 10/1/29	(h)325	349
Brunswick County, NC, General Obligation Bonds (FGIC)
5.00%, 5/1/17	1,700	1,817
Bucks County, PA Water & Sewer Authority Special Obligation Bonds
5.50%, 2/1/08	20	20
Butler & Sedgwick Counties, KS Unified School District General Obligation Bonds (FSA)
5.85%, 9/1/17	1,375	1,520
California State Department of Water Reserve Power Supply Revenue Bonds SAVRS (XLCA)
2.40%, 5/1/22	(h)7,500	7,500
California State Department of Water Resources Power Supply Revenue Bonds (MBIA)
5.25%, 5/1/12	2,200	2,426
California State General Obligation Bonds
5.25%, 2/1/14	1,375	1,504
California State Public Works Board Revenue Bonds
5.25%, 6/1/13	$1,150	$1,256
5.50%, 6/1/15	1,275	1,412
Camden, AL Industrial Development Board Revenue Bonds
6.125%, 12/1/24	625	693
Carbon County, PA Industrial Development Authority Revenue Bonds
6.65%, 5/1/10	265	286
Carrollton, TX General Obligation Bonds (FSA)
5.125%, 8/15/16	1,470	1,580
Center Township, PA Sewer Authority Revenue Bonds (MBIA)
Zero Coupon, 4/15/17	615	374
Central Michigan University Revenue Bonds (FGIC)
2.60%, 10/1/15	(h)5,950	5,950
Chattanooga-Hamilton County, TN Hospital Authority Revenue Bonds, Erlanger Health Systems SAVRS (FSA)
2.45%, 10/1/25	(h)5,200	5,200
Chelsea, MA Lease Revenue Bonds (FSA)
2.40%, 6/6/23	(h)3,850	3,850
Cherokee County, GA School Systems, General Obligation Bonds (MBIA)
5.00%, 8/1/13	1,000	1,091
Chicago, IL Board of Education General Obligation Bonds (XLCA)
2.379%, 3/1/22	(h)3,875	3,875
Chicago, IL General Obligation Bonds (FGIC)
Zero Coupon, 1/1/19	4,000	2,218
Chicago, IL Park District General Obligation Bonds (FGIC)
4.70%, 1/1/20	3,000	3,083
Children’s Trust Fund Revenue Bonds
5.375%, 5/15/33	1,925	1,993
5.75%, 7/1/20	865	915
Clark County, WA School District General Obligation Bonds (FSA)
5.00%, 6/1/13	2,500	2,713
Clear Creek, TX Independent School District (PSFG)
4.50%, 2/15/20	2,000	2,022
5.65%, 2/15/19	1,000	1,096
Coachella Valley Unified School District, CA General Obligation Bonds (FGIC)
Zero Coupon, 8/1/30	1,000	293
Colorado E470 Public Highway Authority Revenue Bonds (MBIA)
Zero Coupon, 9/1/29	18,900	5,984
Colorado Educational & Cultural Facilities Authority Revenue Bonds (MBIA)
4.375%, 3/1/14	1,400	1,456
4.50%, 3/1/15	1,600	1,667
4.60%, 3/1/16	1,000	1,043

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Municipal Bonds (cont’d)
Colorado Health Facilities Authority Revenue Bonds
Zero Coupon, 7/15/20	$1,000	$510
Commerce, CA Energy Authority Revenue Bonds (MBIA)
5.25%, 7/1/09	1,355	1,455
Cook County, IL School District General Obligation Bonds (MBIA)
Zero Coupon, 12/1/22	4,125	1,842
Corpus Christi, TX Business & Job Development Corp. (AMBAC)
4.875%, 9/1/20	2,745	2,854
5.00%, 9/1/21	1,590	1,676
Council Rock, PA School District General Obligation Bonds (MBIA)
5.00%, 11/15/19	1,285	1,374
Cranberry Township, PA General Obligation Bonds (FGIC)
4.80%, 12/1/18	1,310	1,372
Crandall, TX Independent School District General Obligation Bonds (PSFG)
Zero Coupon, 8/15/19-8/15/21	4,315	2,166
Crisp County Development Authority Revenue Bonds
5.55%, 2/1/15	200	212
Crowley TX Independent School District General Obligation Bonds (PSFG)
5.00%, 8/1/10-8/1/11	3,350	3,596
Crown Point, IN Multi-School Building Corp. Revenue Bonds (MBIA)
Zero Coupon, 1/15/24	5,200	2,195
Cypress-Fairbanks, TX Independent School District General Obligation Bonds (PSFG)
4.55%, 2/15/17	1,400	1,438
4.80%, 2/15/19	1,650	1,702
Dallas, TX Area Rapid Transit Sales Tax Revenue Bonds (FGIC)
4.80%, 12/1/20	2,800	2,889
4.90%, 12/1/21	1,800	1,863
Delaware County, PA Industrial Development Authority Revenue Bonds
6.50%, 1/1/08	200	210
Delta County, MI Economic Development Corp. Revenue Bonds
6.25%, 4/15/27	450	520
Denton, TX Utility System Revenue Bonds (AMBAC)
5.00%, 12/1/16	1,865	1,989
Detroit, MI City School District General Obligation Bonds (FGIC)
5.15%, 5/1/22	2,500	2,747
Director of the State of Nevada Department of Business & Industry Revenue Bonds
5.625%, 12/1/26	(h)1,100	1,195
Director of the State of Nevada Department of Business & Industry Revenue Bonds (AMBAC)
Zero Coupon, 1/1/21-1/1/23	$3,845	$1,788
District of Columbia, George Washington University Revenue Bonds (MBIA)
5.50%, 10/1/14	1,500	1,684
Dover, PA Area School District General Obligation Bonds (FGIC)
5.00%, 4/1/16	1,000	1,067
Duncanville Independent School District, TX, General Obligation Bonds (PSFG)
Zero Coupon, 2/15/22	2,000	930
Eagle, IN - Union Middle School Building Revenue Bonds (AMBAC)
4.90%, 7/5/16	1,000	1,060
5.00%, 7/5/17	1,500	1,600
Eanes, TX Independent School District General Obligation Bonds (PSFG)
4.80%, 8/1/19	1,365	1,414
4.875%, 8/1/20	1,525	1,581
East Porter County, IN School Building Corp. Revenue Bonds (MBIA)
4.70%, 7/15/12	1,025	1,078
Edgewood, TX Independent School District (PSFG)
4.75%, 8/15/16	1,310	1,401
4.85%, 8/15/17	880	920
Edinburg, TX Consolidated Independent School District General Obligation Bonds (PSFG)
4.55%, 2/15/17	2,465	2,528
Elizabeth Forward, PA School District (MBIA)
Zero Coupon, 9/1/11	1,250	1,004
Essex County, NJ Utility Authority Revenue Bonds (FSA)
4.80%, 4/1/14	1,005	1,038
Everett, WA Water & Sewer Revenue Bonds (MBIA)
5.00%, 7/1/13-7/1/14	3,340	3,609
Fort Wayne Hospital Authority, IN Revenue Bonds (MBIA)
4.70%, 11/15/11	1,100	1,162
Frisco, TX Independent School District General Obligation Bonds (PSFG)
Zero Coupon, 8/15/20-8/15/22	6,260	3,019
Geneva, IL Industrial Development Revenue Bonds (FSA)
4.80%, 5/1/19	1,705	1,768
4.90%, 5/1/20	700	729
Georgetown County, SC Pollution Control Facility Revenue Bonds
5.125%, 2/1/12	725	763
Gilliam County, OR Solid Waste Disposal Revenue Bonds
4.875%, 7/1/38	1,400	1,440
Girard Area, PA School District General Obligation Bonds (FGIC)
Zero Coupon, 10/1/18-10/1/19	950	541

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Municipal Bonds (cont’d)
Grand Prairie, TX Independent School District General Obligation Bonds (PSFG)
Zero Coupon, 2/15/14	$2,240	$1,584
Grapevine, TX Certificates of Obligation General Obligation Bonds (FGIC)
5.75%, 8/15/17	1,000	1,109
Hamilton Ohio Revenue Bonds (FSA)
4.15%, 10/15/15	3,700	3,774
Hawaii State Certificate of Participation General Obligation Bonds (AMBAC)
4.80%, 5/1/12	1,275	1,330
Hillsborough County, FL, Industrial Development Authority Pollution Control Revenue Bonds
4.00%, 5/15/18	(h)1,625	1,640
Houston, TX General Obligation Bonds (MBIA)
5.00%, 3/1/12	3,400	3,667
Houston, TX Revenue Bonds (MBIA)
5.25%, 5/15/11	2,000	2,176
Houston, TX Water & Sewer System Revenue Bonds (FSA)
Zero Coupon, 12/1/25	12,350	4,777
Illinois Development Finance Authority Revenue Bonds (FGIC)
Zero Coupon, 12/1/09	2,000	1,735
Illinois Development Finance Authority, Solid Waste Disposal Revenue Bonds
5.85%, 2/1/07	110	113
Illinois Educational Facilities Authority SAVRS Revenue Bonds (MBIA)
2.78%, 4/1/28	(h)7,250	7,250
Illinois Health Facilities Authority Revenue Bonds (MBIA)
5.00%, 11/15/12	1,000	1,048
Illinois Health Facilities Authority Revenue Bonds SAVRS (AMBAC)
2.70%, 9/16/24	(h)7,300	7,300
Indiana Port Commission Revenue Bonds
4.10%, 5/1/12	3,450	3,484
Indiana State Development Finance Authority Revenue Bonds
2.70%, 10/1/31	(h)100	100
Indiana State University Revenue Bonds (AMBAC)
5.25%, 11/15/14	1,000	1,104
Indiana State University Revenue Bonds (FGIC)
5.20%, 10/1/12	1,640	1,738
Indiana Transportation Finance Authority Highway Revenue Bonds (AMBAC)
Zero Coupon, 12/1/16	1,695	1,044
Intermountain Power Agency, UT Power Supply Revenue Bonds
Zero Coupon, 7/1/17	1,750	1,001
Irving, TX Independent School District General Obligation Bonds (PSFG)
Zero Coupon, 2/15/13	1,945	1,448
Kane & De Kalb Counties, IL Community Unit School District General Obligation Bonds (AMBAC)
Zero Coupon, 12/1/09	$725	$628
Kent State University, OH Revenue Bonds SAVRS (MBIA)
2.55%, 5/1/32	(h)4,000	4,000
King County, WA General Obligation Bonds (MBIA)
5.00%, 12/1/19	1,075	1,146
Lake County, IL Community Consolidated School District General Obligation Bonds (FGIC)
Zero Coupon, 12/1/19-12/1/21	12,775	6,396
Lakeview, MI Public School District General Obligation Bonds
5.00%, 5/1/16	1,060	1,131
Lancaster, TX Independent School District General Obligation Bonds (FSA)
Zero Coupon, 2/15/09	1,795	1,602
Leander, TX Independent School District General Obligation Bonds (PSFG)
4.85%, 8/15/20	1,160	1,199
Long Island, NY Power Authority Electric System Revenue Bonds (FSA)
Zero Coupon, 6/1/16	3,700	2,392
Louisiana Public Facilities Authority (Our Lady Of Lourdes) Revenue Bonds (MBIA)
2.60%, 7/18/16	(h)2,500	2,500
Madera, CA Unified School District General Obligation Bonds (FGIC)
Zero Coupon, 8/1/26-8/1/28	7,000	2,456
Madison & Jersey Counties, IL Unit School District General Obligation Bonds (FSA)
Zero Coupon, 12/1/20	2,900	1,442
Maricopa County Arizona Pollution Control
2.90%, 6/1/35	1,600	1,548
4.00%, 1/1/38	(h)350	350
Maryland State Economic Development Corp. Revenue Bonds
7.50%, 12/1/14	350	376
Massachusetts State Development Financing Agency (Greater Boston YMCA) Revenue Bonds (FGIC)
2.259%, 10/1/33	(h)5,350	5,350
Massachusetts State College Building Authority Project Revenue Bonds (XLCA)
5.375%, 5/1/15	1,635	1,827
Massachusetts State Development Finance Agency Revenue Bonds (XLCA)
2.35%, 9/1/35	(h)2,250	2,250
Massachusetts State Development Financing Agency Resource Recovery Revenue Bonds
6.90%, 12/1/29	(h)250	276
Massachusetts State Health & Educational Facilities Authority Revenue Bonds (AMBAC)
4.80%, 7/1/12	1,665	1,733

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Municipal Bonds (cont’d)
Massachusetts State Health & Educational Facilities Authority Revenue Bonds (MBIA)
2.40%, 10/1/22	$ (h)7,500	$7,500
Maury County, TN Industrial Development Board Solid Waste Disposal Revenue Bonds
6.30%, 8/1/18	1,075	1,149
McKinney, TX Independent School District General Obligation Bonds (PSFG)
4.75%, 2/15/20	1,155	1,187
Memphis-Shelby County, TN Airport Authority Special Facilities Revenue Bonds, Federal Express Corp.
5.00%, 9/1/09	850	890
Merced City, CA School District General Obligation Bonds (MBIA)
Zero Coupon, 8/1/28-8/1/29	4,665	1,463
Metropolitan Pier & Exposition Authority, IL Dedicated State Tax Revenue Bonds (MBIA)
Zero Coupon, 6/15/20-12/15/23	5,175	2,561
Michigan City, IN Area-Wide School Building Corp. Revenue Bonds (FGIC)
Zero Coupon, 1/15/17-1/15/20	6,750	3,848
Michigan State Building Authority Revenue Bonds (MBIA)
5.25%, 10/1/10-10/1/11	3,000	3,272
Midland, TX Independent School District General Obligation Bonds (FGIC)
5.95%, 3/1/18	1,225	1,346
Midland, TX Independent School District General Obligation Bonds (PSFG)
Zero Coupon, 8/15/06	750	732
Milwaukee, WI Sewer Revenue Bonds (AMBAC)
4.875%, 6/1/19	2,070	2,152
5.00%, 6/1/20	1,170	1,241
Montour, PA School District General Obligation Bonds (MBIA)
Zero Coupon, 1/1/13	300	225
Morton Grove, IL General Obligation Bonds (FGIC)
4.50%, 12/1/13	1,480	1,512
Mount San Antonio Community College District, CA General Obligation Bonds (MBIA)
Zero Coupon, 8/1/16-8/1/17	27,555	16,714
Nassau County, NY Improvement Bonds General Obligation Bonds (FSA)
6.00%, 3/1/17	1,275	1,416
Nevada Housing Division Revenue Bonds (FHA)
5.30%, 4/1/28	105	106
New Hampshire Health & Education Facilities Authority Revenue Bonds (XLCA)
2.60%, 7/1/35	(h)5,000	5,000
New Jersey Economic Development Authority Revenue Bonds
Zero Coupon, 4/1/12	625	488
New Orleans, LA Audubon Commission General Obligation Bonds (FSA)
5.00%, 10/1/13	$1,695	$1,811
New York City, NY Industrial Development Agency Revenue Bonds (FSA)
6.00%, 11/1/15	1,605	1,670
New York State Dormitory Authority Revenue Bonds (FSA)
5.10%, 2/15/11	2,075	2,188
Noblesville, IN High School Building Corp. Revenue Bonds (AMBAC)
Zero Coupon, 2/15/19	1,850	1,010
North Carolina Municipal Power Agency, Electric Revenue Bonds
6.625%, 1/1/10	850	952
North Harris, TX Montgomery Community College District General Obligation Bonds (FGIC)
4.90%, 2/15/21	1,825	1,884
North Side, IN High School Building Corp. Revenue Bonds (FSA)
5.25%, 7/15/13	2,910	3,198
North Slope Borough, AK General Obligation Bonds (MBIA)
Zero Coupon, 6/30/12	2,900	2,236
Northside, TX Independent School District General Obligation Bonds (PSFG)
4.90%, 8/1/21	1,850	1,905
Norwalk-LA Mirada, CA Unified School District General Obligation Bonds (FGIC)
Zero Coupon, 8/1/25	8,900	3,440
Ohio State Higher Educational Facility Commission (Denison University) Revenue Bonds (AMBAC)
2.70%, 12/1/34	(h)2,750	2,750
Ohio State Solid Waste Revenue Bonds
4.25%, 4/1/33	(h)700	685
Okemos, MI Public School District General Obligation Bonds (MBIA)
Zero Coupon, 5/1/15	900	601
Orange County, FL Health Facilities Authority Revenue Bonds (MBIA)
2.50%, 10/15/26	(h)7,500	7,500
Ouachita Parish, LA West Ouachita Parish School District Revenue Bonds (MBIA)
4.70%, 9/1/14	1,020	1,059
Pajaro Valley, CA Unified School District Ctfs Partn General Obligation Bonds (FSA)
Zero Coupon, 8/1/27	2,220	770
Pearland, TX Independent School District General Obligation Bonds (PSFG)
4.875%, 2/15/19	1,425	1,476
4.90%, 2/15/20	1,505	1,558
Penn Hills Municipality, PA General Obligation Bonds
Zero Coupon, 6/1/12-12/1/13	2,115	1,528

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Municipal Bonds (cont’d)
Pennsylvania Convention Center Authority Revenue Bonds (FGIC)
6.70%, 9/1/16	$500	$598
Pennsylvania State Financing Authority School Revenue Bonds, Aliquippa School District
Zero Coupon, 6/1/12	685	517
Pennsylvania State Public School Building Authority, Marple Newtown School District Project Revenue Bonds (MBIA)
4.60%, 3/1/15	1,065	1,104
4.70%, 3/1/16	715	742
Philadelphia, PA Authority For Industrial Development Special Facilities Revenue Bonds, Doubletree Hotel
6.50%, 10/1/27	(h)320	329
Piedmont, SC Municipal Power Agency Revenue Bonds (AMBAC)
Zero Coupon, 1/1/31-1/1/32	22,300	6,283
Pittsburgh, PA Stadium Authority Lease Revenue Bonds
6.50%, 4/1/11	150	164
Port Authority, NY & NJ Special Obligation Revenue Bonds
7.00%, 10/1/07	200	209
Rescue Union School District, CA General Obligation Bonds (MBIA)
Zero Coupon, 9/1/27	2,000	650
Richardson, TX Hotel Occupancy Certificates of Obligation General Obligation Bonds (FGIC)
5.75%, 2/15/17	1,405	1,528
Richland County, SC Revenue Bonds
6.10%, 4/1/23	725	780
Rincon Valley, CA Union School District General Obligation Bonds (FGIC)
Zero Coupon, 8/1/32-8/1/35	9,675	2,392
Rio Grande City, TX Consolidated Independent School District General Obligation Bonds (PSFG)
4.45%, 8/15/20	1,245	1,254
Riverside, CA Electric Revenue Bonds (MBIA)
5.00%, 10/1/11-10/1/12	3,380	3,692
Robinson Township, PA Municipal Authority Revenue Bonds
6.90%, 5/15/18	100	113
Rockport, IN Pollution Control Revenue Bonds SAVRS
4.90%, 6/1/25	(h)455	465
Saginaw Valley State University, MI Revenue Bonds SAVRS (MBIA)
2.60%, 7/1/31	(h)7,500	7,500
Saginaw, MI Hospital Financing Authority Revenue Bonds (MBIA)
5.375%, 7/1/19	$1,265	$1,352
Sam Rayburn, TX Municipal Power Agency Revenue Bonds
6.00%, 10/1/21	650	688
San Antonio County, TX Parking System Revenue Bonds (AMBAC)
5.50%, 8/15/17	700	753
Sanger, TX Independent School District General Obligation Bonds (PSFG)
Zero Coupon, 2/15/19-2/15/22	4,265	2,133
Santa Ana, CA Unified School District General Obligation Bonds (FGIC)
Zero Coupon, 8/1/19-8/1/20	5,475	2,882
Scranton-Lackawanna, PA Health & Welfare Authority Revenue Bonds
6.625%, 7/1/09	60	64
Seattle, WA Refunding & Public Improvement General Obligation Bonds
4.60%, 12/1/21	2,500	2,549
Snohomish County Wash School District N General Obligation Bonds (FGIC)
5.00%, 12/1/16-12/1/17	8,100	8,798
Southeastern Area Schools, PA Revenue Bonds
Zero Coupon, 10/1/06	590	571
Spring, TX Independent School District General Obligation Bonds (PSFG)
5.00%, 8/15/19	1,760	1,865
Steel Valley, PA School District, Allegheny County General Obligation Bonds
Zero Coupon, 11/1/11-11/1/17	1,820	1,273
Stroudsburg, PA Area District School General Obligation Bonds (FSA)
4.90%, 4/1/20	1,110	1,155
Texas State Turnpike Authority Revenue Bonds (AMBAC)
Zero Coupon, 8/15/18	5,700	3,210
Thurston & Pierce Counties Community Schools, WA General Obligation Bonds (FSA)
3.95%, 12/1/14	1,735	1,746
Tobacco Settlement Authority of Washington, Asset Backed Revenue Bonds
6.50%, 6/1/26	950	1,052
Tobacco Settlement Financing Corp., LA, Asset Backed Revenue Bonds
5.50%, 5/15/30	1,350	1,407
Tobacco Settlement Financing Corp., NJ, Asset Backed Revenue Bonds
4.375%, 6/1/19	775	785
Tobacco Settlement Financing Corp., RI, Asset Backed Revenue Bonds
6.00%, 6/1/23	1,575	1,667

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Municipal Bonds (cont’d)
Toledo-Lucas County, OH Port Authority Revenue Bonds
6.45%, 12/15/21	$900	$1,034
Tomball, TX Independent School District General Obligation Bonds (PSFG)
4.75%, 2/15/15	1,205	1,257
University of Arkansas Revenue Bonds (FSA)
4.90%, 12/1/19	2,315	2,500
University of Massachusetts Building Authority Revenue Bonds (AMBAC)
5.25%, 11/1/11	2,100	2,305
University of North Texas Board of Regents Revenue Bonds (FGIC)
4.875%, 4/15/20	2,250	2,346
University of Southern Indiana, IN Revenue Bonds (AMBAC)
5.00%, 10/1/09	1,095	1,165
Upper Darby Township, PA General Obligation Bonds (AMBAC)
Zero Coupon, 7/15/11	525	424
Utah County, UT Environmental Improvement Revenue Bonds
5.05%, 11/1/17	170	179
Utah State Water Finance Agency Revenue Bonds (AMBAC)
4.625%, 10/1/20	2,500	2,556
Valparaiso, IN Middle Schools Building Corp. Revenue Bonds (MBIA)
4.50%, 7/15/18	1,370	1,400
4.60%, 7/15/19	1,630	1,669
Vancouver, WA Water & Sewer Revenue Bonds (MBIA)
4.60%, 6/1/13	1,000	1,022
Vermont Educational & Health Buildings Funding Agency SAVRS Revenue Bonds (FGIC)
2.70%, 9/12/13	(h)1,800	1,800
Victor Elementary School District, CA General Obligation Bonds (FGIC)
Zero Coupon, 2/1/30	2,100	639
Virginia State Peninsula Regional Jail Authority Revenue Bonds (MBIA)
5.00%, 10/1/12-10/1/13	2,705	2,932
Wake County Industrial Facilities & Pollution Control Financing Authority, NC Revenue Bonds (AMBAC)
2.47%, 5/1/24	(h)3,700	3,700
Warren, MI Consolidated School District General Obligation Bonds
4.15%, 5/1/14	1,000	1,025
4.25%, 5/1/15	1,440	1,477
Washington State Health Care Facilities (Fred Hutchinson) SAVRS Revenue Bonds (AMBAC)
2.47%, 1/1/33	(h)5,550	5,550
Washington State Health Care Facilities Authority Revenue Bonds (AMBAC)
5.125%, 11/15/11	$1,000	$1,060
Washington State Health Care Facilities Authority Revenue Bonds (FSA)
4.70%, 10/1/11	1,075	1,118
Washington State Motor Vehicle Fuel Facilities General Obligation Bonds (AMBAC)
Zero Coupon, 6/1/14-6/1/16	8,160	5,453
Washington State Recreational Facilities General Obligation Bonds (FGIC)
Zero Coupon, 1/1/17	6,900	4,200
Washoe County, NV General Obligation Bonds (FSA)
Zero Coupon, 7/1/18	4,235	2,389
Wayne State University, MI Revenue Bonds SAVRS (AMBAC)
2.40%, 11/15/32	(h)7,100	7,100
West Ottawa Public School District/MI General Obligation Bonds
5.00%, 5/1/21	1,680	1,798
West Virginia University Revenue Bonds (AMBAC)
Zero Coupon, 4/1/22-4/1/24	2,000	892
William S Hart Union High School District General Obligation Bonds (FSA)
Zero Coupon, 9/1/22	3,000	1,362
William S Hart Union High School District, CA General Obligation Bonds (FSA)
Zero Coupon, 9/1/21-9/1/28	15,290	6,673
Winnebago County, IL School District General Obligation Bonds (FSA)
Zero Coupon, 1/1/14	3,600	2,553
Wisconsin Housing & Economic Development Authority Home Ownership Revenue Bonds
5.125%, 9/1/26	205	205
Wisconsin State Health & Educational Facilities Authority Revenue Bonds (AMBAC)
5.625%, 2/15/12	1,000	1,110
Ypsilanti, MI School District General Obligation Bonds (FGIC)
4.70%, 5/1/12	1,115	1,158
		469,389
Collateralized Mortgage Obligations — Agency Collateral Series (0.6%)
Federal Home Loan Mortgage Corporation
IO
6.50%, 3/15/33	838	173
Federal Home Loan Mortgage Corporation
IO PAC
6.00%, 4/15/32	2,063	233
Federal National Mortgage Association
Inv Fl IO
4.27%, 12/25/29	132	4
5.17%, 3/25/23	922	85
Federal National Mortgage Association
IO
6.00%, 5/25/33	(h)2,036	385

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont’d)
6.00%, 6/25/33-8/25/35	$5,218	$1,124
6.50%, 6/1/31-5/25/33	2,251	467
7.00%, 3/1/32-4/25/33	1,061	229
8.00%, 5/1/30-6/1/30	343	82
Government National Mortgage Association
Inv Fl IO
4.178%, 12/16/25	604	43
4.228%, 5/16/32	412	27
4.778%, 4/16/19-12/16/29	1,246	112
		2,964
Industrials (1.5%)
Abitibi-Consolidated, Inc.
8.55%, 8/1/10	380	389
8.85%, 8/1/30	905	819
AT&T Corp.
9.75%, 11/15/31	880	1,119
Bowater Canada Finance Corp.
7.95%, 11/15/11	1,135	1,149
Echostar DBS Corp.
6.375%, 10/1/11	580	578
6.625%, 10/1/14	45	45
Hertz Corp./Old
7.625%, 6/1/12	745	716
Hilton Hotels Corp.
7.625%, 12/1/12	290	327
Hyatt Equities LLC
6.875%, 6/15/07	(e)360	367
Lear Corp.
8.11%, 5/15/09	400	398
Rogers Wireless Communications, Inc.
7.25%, 12/15/12	120	127
Smithfield Foods, Inc.
7.75%, 5/15/13	90	95
8.00%, 10/15/09	380	404
Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 5/1/07	100	104
7.875%, 5/1/12	245	268
Tenet Healthcare Corp.
7.375%, 2/1/13	625	595
Xerox Corp.
7.125%, 6/15/10	315	333
		7,833
U.S. Treasury Securities (9.9%)
U.S. Treasury Strips
IO
4.66%, 2/15/22	7,550	3,555
4.67%, 5/15/22	21,400	9,943
4.69%, 2/15/21	74,500	36,857
		50,355
Utilities (0.2%)
PSEG Energy Holdings LLC
7.75%, 4/16/07	645	663
Texas-New Mexico Power Co.
6.25%, 1/15/09	$295	$305
		968
Total Fixed Income Securities (Cost $511,149)		531,509

	Shares
Short-Term Investments (3.5%)
Money Market Fund (2.7%)
Dreyfus Basic Municipal Money Market Fund	13,841,267	13,841

	Face
	Amount
	(000)
Repurchase Agreement (0.7%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $3,390	$ (f)3,389	3,389
U.S. Treasury Securities (0.1%)
U.S. Treasury Bills
3.61%, 01/12/06	(j)600	$594
Total Short-Term Investments (Cost $17,824)		17,824
Total Investments (107.9%) (Cost $528,973)		549,333
Liabilities in Excess of Other Assets (-7.9%)		(40,294)
Net Assets (100%)		$509,039

(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2005.

(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2005.

IO	Interest Only
PAC	Planned Amortization Class
AMBAC	Ambac Assurance Corporation
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance Inc.
MBIA	MBIA Insurance Corporation
PSFG	Permanent School Fund Guaranteed
SAVRS	Semi-Annual Variable Rate Security

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Municipal Portfolio

XLCA              XL Capital Assurance

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury
10 yr. Note	1,465	$161,036	Dec-05	$(1,549)
Short:
U.S. Treasury
Long Bond	216	24,712	Dec-05	386
U.S. Treasury
2 yr. Note	238	49,002	Dec-05	324
U.S. Treasury
5 yr. Note	908	97,028	Dec-05	849
				$10

	Face
	Amount	Value
	(000)	(000)
Securities Sold Short - Debt Instruments (-4.6%)
Federal National Mortgage Association, November TBA
5.00%, 11/25/34
(Total Proceeds $23,661)	$24,000	$23,475

TBA                      To Be Announced

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Investment Overview (unaudited)

Balanced Portfolio

The Balanced Portfolio seeks to realize above-average total return over a market cycle of three to five years. The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio’s equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio’s fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as “junk bonds”). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations, swaps and other derivatives in managing the Portfolio. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High yield fixed income securities represent a much greater risk of default and tend to be more volatile than higher rated bonds. Freddie Mac, Fannie Mae, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

Performance

For the fiscal year ended September 30, 2005, the Portfolio’s Institutional Class had a total return of 12.33% compared to 12.24% for the S&P 500 Index and 8.53% for the Blended Index, a blend of 60% S&P 500 Index and 40% Citigroup U.S. Broad Investment Grade Bond Index.

Factors Affecting Performance

•                  Our asset allocation decision to overweight stocks and underweight bonds benefited the portfolio. A string of positive global economic data supported stocks prices, outperforming bonds.

•                  Within equities, the Portfolio’s opportunistic allocations to the Non-US, particularly Emerging Markets, Europe and Japan added strongly to returns. Emerging Markets was the best performing region, supported by solid fundamentals including current account surpluses, competitive currencies and improved fiscal balances. European stocks rallied on the back of attractive relative valuations, the sharp depreciation of the Euro and investors’ increased risk appetite. Japan’s economy accelerated underscoring improved consumer spending and robust exports.

•                  Within U.S. equities, sector selection contributed to returns. Our decision to underweight laggards including Financials, Materials and Telecoms benefited the portfolio. Financials and Consumer Sectors came under pressure given increased macroeconomic risks. Telecom stocks trailed as innovative technology continues to threaten traditional telephony.

•                  The Portfolio’s core fixed income strategy added to results. The strategy’s below-benchmark interest-rate sensitivity (IRS) strategy had a favorable effect on relative performance as Treasury note and bond yields rose. In addition, our emphasis on higher-coupon mortgage securities - and low exposure to other mortgage securities — helped relative performance during the fiscal year, as these securities outperformed equal-duration Treasuries.

Management Strategies

•                  During the fiscal year, we remained constructive on equities and underweight bonds. Equities appeared more attractive relative to bonds given solid economic and earnings growth, moderate inflation and favorable relative valuations.

•                  Within the Portfolio’s opportunistic allocation, we maintained our preference for areas outside of the U.S., primarily Europe, Japan and Emerging Markets, which offered better valuations and improved prospects for growth. Toward the end of the fiscal year, we reduced our large weight to Europe based on less favorable valuations. We used the proceeds to increase our overweight positions in Japan and Emerging Markets.

•                  In terms of US sector selection, during the second half of the year we reduced exposure to Consumer Discretionary sectors including Hotels, Restaurants & Leisure, and Media. Consumer-driven sectors are under pressure due to increased macroeconomic risks. We reduced our underweight to Utilities, and added to Technology Hardware and Semiconductors, as these sectors should benefit from any increases in capital spending.

•                  Our currency strategy highlights a more constructive stance on the US dollar. We expect the dollar to strengthen reflecting the widening interest rate differential between the U.S. and non- U.S. areas.

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Balanced Portfolio

•                  Within the Portfolio’s core fixed income strategy, we maintain a below-Index IRS posture in an effort to preserve capital. The bulk of the underweight is in the two- to-five-year part of the yield curve, which is the maturity range most vulnerable to additional changes in the market’s implied economic growth forecast.

Comparison of the Change in Value of a $5 Million* Investment
Over 10 Years

Comparison of the Change in Value of a $1 Million* Investment
Since Commencement of Offering

Comparison of the Change in Value of a $500,000* Investment
Since Commencement of Offering

*                      Minimum Investment

**               Commenced offering on April 3, 1997.

***        Commenced offering on November 1, 1996.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the S&P 500 Index(1), Citigroup U.S. Broad Investment Grade Bond Index(2) and 60/40 Blended Index(3) and the Lipper Balanced Funds Index(4)

	Total Returns(5)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(9)

Portfolio — Institutional Class(6)	12.33%	1.65%	8.04%	8.57%
S&P 500 Index	12.24	(1.49)	9.49	10.53
Citigroup U.S. Broad Investment Grade Bond Index	2.93	6.67	6.57	6.72
60/40 Blended Index	8.53	2.26	8.78	9.37
Lipper Balanced Funds Index	10.05	2.89	7.86	8.40
Portfolio — Investment Class(7)	12.09	1.43	—	6.77
S&P 500 Index	12.24	(1.49)	—	7.62
Citigroup U.S. Broad Investment Grade Bond Index	2.93	6.67	—	6.83
60/40 Blended Index	8.53	2.26	—	7.84
Lipper Balanced Funds Index	10.05	2.89	—	7.20
Portfolio — Adviser Class(8)	12.05	1.40	—	6.93
S&P 500 Index	12.24	(1.49)	—	8.12
Citigroup U.S. Broad Investment Grade Bond Index	2.93	6.67	—	6.56
60/40 Blended Index	8.53	2.26	—	8.01
Lipper Balanced Funds Index	10.05	2.89	—	7.27

(1)   The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Balanced Portfolio

(2)   The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.

(3)   The 60/40 Blended Index is comprised of 60% S&P 500 Index and 40% Citigroup U.S. Broad Investment Grade Bond Index.

(4)   The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Balanced Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Balanced Funds classification.

(5)   Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(6)   Commenced operations on December 31, 1992.

(7)   Commenced offering on April 3, 1997.

(8)   Commenced offering on November 1, 1996.

(9)   For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Investment Class), distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Expenses Paid During Period* April 1, 2005 — September 30, 2005
Institutional Class
Actual	$1,000.00	$1,069.70	$3.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.04	3.06

Investment Class
Actual	1,000.00	1,068.10	3.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.29	3.82

Adviser Class
Actual	1,000.00	1,068.50	4.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.79	4.32

*      Expenses are equal to Institutional Class’, Investment Class’ and Adviser Class’ annualized expense ratios of 0.60%, 0.75% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2005 Annual Report

September 30, 2005

Investment Overview (cont’d)

Balanced Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by investment type, as a percentage of total investments.

2005 Annual Report

September 30, 2005

Portfolio of Investments

Balanced Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (34.3%)
Agency Adjustable Rate Mortgages (0.4%)
Government National Mortgage Association, Adjustable Rate Mortgages:
4.125%, 11/20/25-12/20/27	$191	$194
4.375%, 2/20/25-1/20/28	789	796
		990
Agency Fixed Rate Mortgages (7.9%)
Federal Home Loan Mortgage Corporation, Conventional Pools:
10.00%, 9/1/17	45	49
10.50%, 8/1/19-12/1/19	118	134
11.00%, 5/1/20-9/1/20	57	62
12.00%, 3/1/15	41	46
Gold Pools:
5.50%, 11/1/18-7/1/20	2,300	2,335
7.50%, 8/1/20-11/1/32	771	817
8.00%, 2/1/21-8/1/31	541	578
9.50%, 12/1/22	54	59
10.00%, 12/1/19	83	93
October TBA
6.00%, 10/1/35	(i)1,050	1,068
7.00%, 10/1/35	(i)150	157
November TBA
5.00%, 11/1/20	(i)825	822
6.00%, 11/1/35	(i)500	508
Federal National Mortgage Association, Conventional Pools:
6.50%, 4/1/32-7/1/32	1,024	1,056
7.00%, 3/1/18-12/1/31	35	37
7.50%, 10/1/29-6/1/32	1,016	1,076
8.00%, 2/1/30-5/1/32	745	797
8.50%, 6/1/30-12/1/30	490	533
9.50%, 11/1/20-4/1/30	442	489
10.00%, 1/1/10-1/1/20	62	70
10.50%, 12/1/16-4/1/22	298	329
11.50%, 11/1/19	5	5
12.50%, 9/1/15	23	26
October TBA
5.00%, 10/1/20	(i)700	698
7.00%, 10/1/35	(i)6,800	7,119
November TBA
4.50%, 11/1/20	(i)1,700	1,664
5.00%, 11/1/20	(i)575	573
Government National Mortgage Association, Various Pools:
9.50%, 10/15/18-11/15/21	143	158
10.00%, 11/15/09-12/15/21	440	493
10.50%, 2/15/20-12/15/20	82	93
11.00%, 1/15/19	87	96
		22,040
Asset Backed Corporates (5.7%)
Aegis Asset Backed Securities Trust
3.93%, 8/25/35	(h)414	415
3.94%, 10/25/35	$ (h)248	$248
American Express Credit Account Master Trust
3.878%, 12/15/09	(h)550	551
Asset Backed Funding Certificates
3.91%, 1/25/35	(h)233	233
4.02%, 6/25/25	(h)65	65
Bear Stearns Asset Backed Securities, Inc.
3.95%, 8/25/35	(h)283	283
4.03%, 9/25/34	(h)223	223
Capital Auto Receivables Asset Trust
3.35%, 2/15/08	250	247
3.848%, 1/15/08	(h)300	300
Carrington Mortgage Loan Trust
3.91%, 6/25/35	(h)270	270
3.96%, 1/25/35-10/25/35	(h)749	749
3.98%, 9/25/35	(h)415	416
Citibank Credit Card Issuance Trust
6.90%, 10/15/07	900	902
Equifirst Mortgage Loan Trust
3.89%, 4/25/35	(h)284	284
First Franklin Mortgage Loan Asset Backed Certificates
3.93%, 7/25/35	(h)382	383
3.95%, 10/25/35	(h)475	475
GE Capital Credit Card Master Note Trust
3.808%, 9/15/10	(h)350	351
GE Dealer Floorplan Master Note Trust
3.846%, 7/20/08	(h)300	300
GSAMP Trust
3.92%, 4/25/35	(h)205	205
3.95%, 2/25/35	(h)127	127
Harley-Davidson Motorcycle Trust
2.18%, 1/15/09	225	223
Honda Auto Receivables Owner Trust
2.52%, 2/15/07	207	206
J.P. Morgan Chase Commercial Mortgage Securities Corp.
3.942%, 4/16/19	(e)(h)314	314
Long Beach Mortgage Loan Trust
3.91%, 4/25/35	(h)298	298
Mastr Asset Backed Securities Trust
3.92%, 3/25/35	(h)219	219
MBNA Credit Card Master Note Trust
3.908%, 2/16/10	(h)500	502
Master Credit Card Trust USA
7.80%, 10/15/12	900	1,022
Merrill Lynch Mortgage Investors, Inc.
3.93%, 9/25/35	(h)140	140
4.03%, 6/25/35-8/25/35	(h)405	405
New Century Home Equity Loan Trust
3.97%, 2/25/35	(h)124	124
Novastar Home Equity Loan
3.95%, 6/25/35	(h)585	585
Option One Mortgage Loan Trust
4.13%, 11/25/34	(h)460	460

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Balanced Portfolio

	Face Amount (000)	Value (000)
Asset Backed Corporates (cont’d)
Ownit Mortgage Loan Asset Backed Certificates
3.94%, 3/25/36	$ (h)235	$235
Park Place Securities, Inc.
3.91%, 6/25/35	(h)344	344
Residential Asset Mortgage Products, Inc.
3.94%, 1/25/35	(c)(h)205	205
Residential Asset Securities Corp.
4.00%, 7/25/21	(h)65	65
Saxon Asset Securities Trust
3.92%, 10/25/35	(h)412	412
3.94%, 5/25/35	(h)131	131
SLM Student Loan Trust
3.67%, 10/25/12	(h)600	599
3.69%, 1/25/13	(h)211	212
Specialty Underwriting & Residential Finance
3.94%, 12/25/35	(h)230	230
Structured Asset Investment Loan Trust
3.92%, 6/25/35	(h)293	293
3.93%, 7/25/35	(h)523	523
Terwin Mortgage Trust
3.95%, 7/25/35	(e)(h)328	328
4.22%, 11/25/35	(h)207	207
TXU Electric Delivery Transition Bond Co.
4.81%, 11/17/14	100	100
USAA Auto Owner Trust
2.41%, 2/15/07	62	62
Wachovia Auto Owner Trust
2.40%, 5/21/07	156	156
2.49%, 4/20/07	116	116
World Omni Auto Receivables Trust
2.58%, 7/12/07	155	155
		15,898
Collateralized Mortgage Obligations — Agency Collateral Series (0.2%)
Federal Home Loan Mortgage Corporation
Inv Fl IO
4.782%, 10/15/29	111	4
28.188%, 11/15/07	12	3
Inv Fl IO PAC
5.788%, 3/15/08	74	3
6.38%, 2/15/08	135	5
IO
5.00%, 6/15/17	384	41
6.50%, 3/15/33	234	48
7.50%, 12/1/29	176	36
8.00%, 1/1/28-6/1/31	51	12
Federal National Mortgage Association
Inv Fl IO
3.761%, 2/17/31	618	44
4.811%, 3/18/30	93	3
5.38%, 10/25/07	212	6
IO
5.00%, 2/25/15	465	23
5.50%, 6/25/26	411	14
6.00%, 8/25/32-7/25/33	$220	$37
6.50%, 6/1/31-6/25/33	462	97
7.00%, 4/25/33	168	36
8.00%, 4/1/24-8/1/31	631	148
9.00%, 11/1/26	67	17
IO PAC
8.00%, 8/18/27	135	29
Government National Mortgage Association
Inv Fl IO
4.228%, 4/16/29	402	24
4.828%, 8/16/29	230	17
		647
Federal Agency (0.3%)
Federal Home Loan Mortgage Corporation
5.125%, 11/7/13	800	801
Finance (1.6%)
AIG SunAmerica Global Financing VI
6.30%, 5/10/11	(e)265	284
American General Finance Corp.
4.625%, 5/15/09-9/1/10	80	79
AXA Financial, Inc.
6.50%, 4/1/08	35	37
CIT Group, Inc.
3.65%, 11/23/07	80	78
Citigroup, Inc.
5.625%, 8/27/12	180	187
6.00%, 2/21/12	110	117
Countrywide Home Loans, Inc.
3.25%, 5/21/08	150	144
EOP Operating LP
4.75%, 3/15/14	20	19
6.763%, 6/15/07	20	21
7.50%, 4/19/29	80	93
Farmers Insurance Exchange
8.625%, 5/1/24	(e)290	347
General Electric Capital Corp.
4.25%, 12/1/10	(c)80	79
6.75%, 3/15/32	120	142
Goldman Sachs Group, Inc.
5.25%, 10/15/13	25	25
Hartford Financial Services Group, Inc.
2.375%, 6/1/06	25	25
HSBC Finance Corp.
5.875%, 2/1/09	315	325
JPMorgan Chase & Co.
7.00%, 11/15/09	255	276
M&I Marshall & Ilsley Bank
3.80%, 2/8/08	190	187
Mantis Reef Ltd.
4.692%, 11/14/08	(e)200	197
Marsh & McClennan Cos., Inc.
5.875%, 8/1/33	200	182
MBNA Corp.
4.163%, 5/5/08	(h)140	141

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Balanced Portfolio

	Face
	Amount	Value
	(000)	(000)
Finance (cont’d)
6.125%, 3/1/13	$105	$112
Nationwide Building Society
4.25%, 2/1/10	(e)155	152
Platinum Underwriters Finance, Inc.
7.50%, 6/1/17	(e)60	60
Platinum Underwriters Holdings Ltd.
6.371%, 11/16/07	(e)90	91
Reckson Operating Partnership LP
5.15%, 1/15/11	75	75
Residential Capital Corp.
6.375%, 6/30/10	(e)105	107
SLM Corp.
4.00%, 1/15/10	120	117
St. Paul Travellers Cos., Inc. (The)
5.01%, 8/16/07	125	125
Two-Rock Pass Through Trust
4.72%, 12/31/49	(e)(h)100	99
Washington Mutual, Inc.
8.25%, 4/1/10	155	174
World Financial Properties
6.91%, 9/1/13	(e)297	315
Xlliac Global Funding
4.80%, 8/10/10	(e)165	164
		4,576
Industrials (2.2%)
Abitibi-Consolidated, Inc.
8.55%, 8/1/10	(c)60	61
8.85%, 8/1/30	235	213
Altria Group, Inc.
7.00%, 11/4/13	85	93
7.75%, 1/15/27	45	53
AmerisourceBergen Corp.
5.625%, 9/15/12	(e)55	54
AT&T Corp.
9.75%, 11/15/31	145	184
Bowater Canada Finance Corp.
7.95%, 11/15/11	210	213
Brascan Corp.
7.125%, 6/15/12	90	100
Burlington Northern and Santa Fe Railway Co.
4.575%, 1/15/21	57	56
Caterpillar Financial Services Corp.
3.625%, 11/15/07	30	29
3.89%, 8/20/07	(h)150	150
Clorox Co.
3.982%, 12/14/07	(h)140	140
Consumers Energy Co.
4.00%, 5/15/10	30	29
4.80%, 2/17/09	80	80
5.375%, 4/15/13	25	25
COX Communications, Inc.
4.625%, 1/15/10	90	88
DaimlerChrysler N.A. Holding Corp.
8.50%, 1/18/31	$85	$103
Deutsche Telekom International Finance BV
8.75%, 6/15/30	115	149
Echostar DBS Corp.
6.375%, 10/1/11	145	144
6.625%, 10/1/14	20	20
FBG Finance, Ltd.
5.125%, 6/15/15	(e)115	113
FedEx Corp.
2.65%, 4/1/07	75	73
Ford Motor Credit Co.
7.25%, 10/25/11	75	71
7.375%, 10/28/09	90	87
France Telecom S.A.
8.50%, 3/1/31	110	148
General Motors Acceptance Corp.
6.875%, 9/15/11	175	159
8.00%, 11/1/31	190	166
General Motors Corp.
8.375%, 7/15/33	(c)275	216
Glencore Nickel Property Ltd.
9.00%, 12/1/14	(d)320	@—
HCA, Inc.
6.30%, 10/1/12	15	15
7.875%, 2/1/11	70	75
9.00%, 12/15/14	105	122
Health Net, Inc.
9.875%, 4/15/11	155	183
Hertz Corp./Old
7.40%, 3/1/11	30	29
7.625%, 6/1/12	(c)90	87
Hyatt Equities LLC
6.875%, 6/15/07	(e)125	128
ICI Wilmington, Inc.
4.375%, 12/1/08	65	64
Interpublic Group of Companies, Inc.
5.40%, 11/15/09	85	80
J.C. Penney Corp., Inc.
7.40%, 4/1/37	90	98
Kerr-McGee Corp.
5.875%, 9/15/06	35	36
Knight Ridder, Inc.
5.75%, 9/1/17	105	104
Lear Corp.
8.11%, 5/15/09	(c)65	65
Lenfest Communications, Inc.
7.625%, 2/15/08	180	191
LG Electronics, Inc.
5.00%, 6/17/10	(e)60	59
Ltd. Brands
6.95%, 3/1/33	70	68
Miller Brewing Co.
4.25%, 8/15/08	(c)(e)110	109

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Balanced Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
Mohawk Industries, Inc.
7.20%, 4/15/12	$65	$72
New Cingular Wireless Services, Inc.
8.75%, 3/1/31	55	74
News America Holdings, Inc.
7.75%, 2/1/24	165	190
Norfolk Southern Corp.
7.35%, 5/15/07	75	78
Northrop Grumman Corp.
4.079%, 11/16/06	80	80
Panhandle Eastern Pipe Line Co.
2.75%, 3/15/07	25	24
Pemex Project Funding Master Trust
8.625%, 2/1/22	45	55
9.125%, 10/13/10	(c)95	111
Raytheon Co.
8.30%, 3/1/10	60	68
Sappi Papier Holding AG
6.75%, 6/15/12	(e)70	71
Sealed Air Corp.
5.625%, 7/15/13	(e)130	131
Sprint Capital Corp.
8.375%, 3/15/12	75	88
8.75%, 3/15/32	15	20
Systems 2001 Asset Trust LLC
6.664%, 9/15/13	(e)168	180
Telecom Italia Capital S.A.
4.00%, 1/15/10	(e)155	149
Tenet Healthcare Corp.
7.375%, 2/1/13	30	29
Tyco International Group S.A.
5.80%, 8/1/06	20	20
Union Pacific Corp.
6.625%, 2/1/08	45	47
6.65%, 1/15/11	45	49
6.79%, 11/9/07	35	37
WellPoint, Inc.
3.75%, 12/14/07	30	29
6.80%, 8/1/12	50	55
WPP Finance UK Corp.
5.875%, 6/15/14	75	78
		6,265
Mortgages — Other (1.1%)
American Housing Trust
9.125%, 4/25/21	2	2
Banc of America Funding Corp.
4.146%, 9/20/35	(h)350	350
Countrywide Alternative Loan Trust
4.02%, 7/25/34	(h)6	6
4.101%, 11/20/35	(h)375	375
Countrywide Home Loan Mortgage Pass Through Trust
4.13%, 3/25/35	(h)289	289
Federal National Mortgage Association PAC
8.50%, 9/25/20	$22	$24
First Federal Savings & Loan Association
8.75%, 6/1/06	(d)@—	@—
Harborview Mortgage Loan Trust
4.079%, 7/19/45	(h)245	245
4.169%, 11/19/35	(h)350	350
Merrill Lynch Mortgage Investors, Inc.
3.95%, 8/25/35	(h)485	485
Ryland Acceptance Corp. IV
6.65%, 7/1/11	10	10
Thornburg Mortgage Securities Trust
3.98%, 6/25/44	(h)57	57
Washington Mutual, Inc.
3.948%, 7/25/44	(h)93	93
4.10%, 10/25/45	450	450
4.12%, 8/25/45	(h)296	296
		3,032
Sovereign (0.2%)
United Mexican States
8.375%, 1/14/11	(c)390	449
U.S. Treasury Securities (14.2%)
U.S. Treasury Bonds
6.125%, 8/15/29	100	122
6.25%, 5/15/30	(c)3,250	4,037
6.375%, 8/15/27	690	855
8.125%, 8/15/19	2,100	2,868
U.S. Treasury Notes
3.50%, 11/15/06	(c)1,500	1,490
3.625%, 5/15/13	(c)4,750	4,557
3.875%, 2/15/13	(c)2,200	2,144
4.25%, 8/15/13	(c)170	169
U.S. Treasury Strips
IO
4.52%, 5/15/16	500	311
4.55%, 2/15/17	750	450
4.62%, 8/15/18	375	208
4.64%, 2/15/19	2,750	1,490
4.65%, 5/15/19-8/15/19	6,450	3,416
4.66%, 2/15/22	1,050	490
4.67%, 11/15/19-5/15/22	(c)6,410	3,214
4.68%, 5/15/20	2,475	1,259
4.69%, 8/15/20-2/15/21	4,775	2,348
4.71%, 5/15/21	8,670	4,191
4.72%, 11/15/21-2/15/23	(c)3,050	1,418
4.73%, 11/15/22	(c)575	258
PO
5/15/21-2/15/27	9,525	4,169
		39,464
Utilities (0.5%)
Arizona Public Service Co.
5.80%, 6/30/14	115	121
CC Funding Trust I
6.90%, 2/16/07	45	46

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Balanced Portfolio

	Face
	Amount	Value
	(000)	(000)
Utilities (cont’d)
Cincinnati Gas & Electric Co.
5.70%, 9/15/12	$70	$73
Consolidated Natural Gas Co.
5.00%, 12/1/14	80	79
6.25%, 11/1/11	70	75
Detroit Edison Co.
6.125%, 10/1/10	15	16
Entergy Gulf States, Inc.
3.60%, 6/1/08	45	43
4.27%, 12/1/09	(h)75	75
Exelon Corp.
6.75%, 5/1/11	65	70
Monongahela Power Co.
5.00%, 10/1/06	60	60
Nevada Power Co.
9.00%, 8/15/13	@—	@—
NiSource Finance Corp.
4.393%, 11/23/09	(h)85	85
7.625%, 11/15/05	70	70
Pacific Gas & Electric Co.
6.05%, 3/1/34	50	52
PSEG Energy Holdings LLC
7.75%, 4/16/07	55	57
8.625%, 2/15/08	65	68
Ras Laffan Liquefied Natural Gas Co., Ltd.
8.294%, 3/15/14	(e)145	170
Sempra Energy
4.621%, 5/17/07	75	75
Texas Eastern Transmission LP
7.00%, 7/15/32	70	82
TXU Corp.
6.375%, 6/15/06	45	46
Wisconsin Electric Power Co.
3.50%, 12/1/07	30	29
		1,392
Total Fixed Income Securities (Cost $96,025)		95,554

	Shares
Common Stocks (58.8%)
Aerospace & Defense (1.4%)
Boeing Co.	11,450	778
General Dynamics Corp.	2,400	287
Honeywell International, Inc.	12,500	469
Lockheed Martin Corp.	5,450	333
Northrop Grumman Corp.	12,720	691
Raytheon Co.	16,150	614
Rockwell Collins, Inc.	1,400	68
United Technologies Corp.	14,300	741
		3,981
Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	8,360	536
Expeditors International Washington, Inc.	9,100	517
FedEx Corp.	2,350	205
United Parcel Service, Inc.	9,000	$622
		1,880
Airlines (0.0%)
Southwest Airlines Co.	7,150	106
Automobiles (0.4%)
Ford Motor Co.	100	1
Harley-Davidson, Inc.	16,400	795
Honda Motor Co., Ltd. ADR	13,880	394
		1,190
Beverages (1.2%)
Anheuser-Busch Cos., Inc.	7,838	337
Brown-Forman Corp., Class B	900	54
Coca-Cola Co. (The)	36,280	1,567
Coca-Cola Enterprises, Inc.	3,903	76
Diageo plc ADR	4,900	284
Pepsi Bottling Group, Inc.	2,140	61
PepsiCo., Inc.	16,325	926
		3,305
Biotechnology (1.1%)
Amgen, Inc.	(a)13,060	1,041
Applera Corp. - Applied Biosystems Group	7,680	178
Biogen Idec, Inc.	(a)3,536	140
Chiron Corp.	(a)11,450	499
Genentech, Inc.	(a)10,700	901
Genzyme Corp.	(a)1,600	115
Gilead Sciences, Inc.	(a)2,900	141
Medimmune, Inc.	(a)1,270	43
		3,058
Building Products (0.2%)
American Standard Cos., Inc.	3,650	170
Masco Corp.	9,850	302
		472
Capital Markets (4.1%)
Bank of New York Co., Inc. (The)	3,590	106
Bear Stearns Cos., Inc. (The)	1,700	187
Charles Schwab Corp. (The)	49,271	711
Franklin Resources, Inc.	5,580	468
Goldman Sachs Group, Inc.	6,870	835
Lehman Brothers Holdings, Inc.	8,967	1,044
Mellon Financial Corp.	1,440	46
Merrill Lynch & Co., Inc.	23,240	1,426
Northern Trust Corp.	670	34
State Street Corp.	10,240	501
Streettracks Gold Trust	130,400	6,092
		11,450
Chemicals (0.6%)
Bayer AG ADR	29,990	1,104
Dow Chemical Co. (The)	8,440	352
Lanxess AG	(a)2,992	89
		1,545
Commercial Banks (1.2%)
Bank of America Corp.	21,004	884

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Balanced Portfolio

		Value
	Shares	(000)
Commercial Banks (cont’d)
BB&T Corp.	950	$37
Comerica, Inc.	4,440	261
Fifth Third Bancorp.	2,310	85
KeyCorp.	440	14
Marshall & Ilsley Corp.	1,370	60
National City Corp.	2,320	77
PNC Financial Services Group, Inc.	9,200	534
Regions Financial Corp.	3,474	108
SunTrust Banks, Inc.	910	63
Synovus Financial Corp.	2,120	59
U.S. Bancorp	12,890	362
Wachovia Corp.	6,969	332
Wells Fargo & Co.	5,970	350
		3,226
Commercial Services & Supplies (0.9%)
ACCO Brands Corp.	(a)376	11
Apollo Group, Inc., Class A	(a)13,200	876
Corporate Executive Board Co.	8,500	663
Iron Mountain, Inc.	(a)12,217	448
Monster Worldwide, Inc.	(a)15,900	488
		2,486
Communications Equipment (1.5%)
Avaya, Inc.	(a)3,256	33
Cisco Systems, Inc.	(a)54,974	986
Comverse Technology, Inc.	(a)1,500	39
Corning, Inc.	(a)26,325	509
JDS Uniphase Corp.	(a)10,466	23
Lucent Technologies, Inc.	(a)33,436	109
Motorola, Inc.	45,442	1,004
QLogic Corp.	(a)757	26
Qualcomm, Inc.	27,312	1,222
Scientific-Atlanta, Inc.	1,389	52
Tellabs, Inc.	(a)3,400	36
		4,039
Computers & Peripherals (1.8%)
Apple Computer, Inc.	(a)5,840	313
Dell, Inc.	(a)51,844	1,773
EMC Corp.	(a)19,850	257
Hewlett-Packard Co.	45,934	1,341
International Business Machines Corp.	13,715	1,100
Lexmark International, Inc., Class A	(a)815	50
Network Appliance, Inc.	(a)2,629	63
Sun Microsystems, Inc.	(a)33,134	130
		5,027
Consumer Finance (0.4%)
American Express Co.	10,300	591
Capital One Financial Corp.	2,173	173
MBNA Corp.	16,754	413
SLM Corp.	300	16
		1,193
Diversified Financial Services (1.8%)
Chicago Mercantile Exchange Holdings, Inc.	2,360	796
Citigroup, Inc.	55,215	2,514
JPMorgan Chase & Co.	33,816	$1,147
Moody’s Corp.	13,217	675
		5,132
Diversified Telecommunication Services (0.8%)
France Telecom S.A. ADR	12,370	356
Sprint Nextel Corp.	48,291	1,148
Verizon Communications, Inc.	18,280	598
		2,102
Electric Utilities (0.8%)
AES Corp. (The)	(a)2	35
American Electric Power Co., Inc.	10,740	426
Cinergy Corp.	600	27
Consolidated Edison, Inc.	600	29
Duke Energy Corp.	2,700	79
Edison International	900	42
Entergy Corp.	6,450	479
Exelon Corp.	6,098	326
FirstEnergy Corp.	8,690	453
FPL Group, Inc.	1,500	71
PPL Corp.	1,200	39
Progress Energy, Inc.	600	27
Southern Co. (The)	2,400	86
TXU Corp.	900	102
		2,221
Electrical Equipment (0.2%)
American Power Conversion Corp.	1,850	48
Cooper Industries Ltd., Class A	550	38
Emerson Electric Co.	5,750	413
Rockwell Automation, Inc.	1,100	58
		557
Electronic Equipment & Instruments (0.1%)
Agilent Technologies, Inc.	(a)4,318	141
Jabil Circuit, Inc.	(a)2,252	70
Molex, Inc.	1,350	36
Sanmina-SCI Corp.	(a)3,948	17
Solectron Corp.	(a)8,349	33
		297
Energy Equipment & Services (0.8%)
AmSouth Bancorp.	2,680	68
Baker Hughes, Inc.	3,460	207
BJ Services Co.	2,880	104
Delphi Corp.	50	@—
Halliburton Co.	4,384	300
Nabors Industries Ltd.	(a)1,350	97
Schlumberger Ltd.	13,940	1,176
Transocean, Inc.	(a)2,890	177
		2,129
Food & Staples Retailing (1.5%)
Albertson’s, Inc.	2,553	65
Costco Wholesale Corp.	29,501	1,271
CVS Corp.	5,440	158
Kroger Co. (The)	(a)18,058	372
Safeway, Inc.	2,802	72
Sysco Corp.	4,390	138

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Balanced Portfolio

		Value
	Shares	(000)
Food & Staples Retailing (cont’d)
Wal-Mart Stores, Inc.	38,574	$1,690
Walgreen Co.	6,889	299
		4,065
Food Products (1.0%)
Archer-Daniels-Midland Co.	6,102	150
Cadbury Schweppes plc ADR	9,680	394
Campbell Soup Co.	3,620	108
ConAgra Foods, Inc.	5,111	127
General Mills, Inc.	3,567	172
Heinz (H.J.) Co.	3,659	134
Hershey Co. (The)	2,628	148
Kellogg Co.	3,693	170
Kraft Foods, Inc., Class A	1,420	43
Sara Lee Corp.	7,678	146
Unilever N.V. (NY Shares)	13,260	947
W.M. Wrigley Jr. Co.	1,737	125
		2,664
Gas Utilities (0.0%)
Sempra Energy	600	28
Health Care Equipment & Supplies (1.9%)
Alcon, Inc.	5,800	742
Bard (C.R.), Inc.	1,800	119
Bausch & Lomb, Inc.	6,100	492
Baxter International, Inc.	7,450	297
Becton Dickinson & Co.	3,170	166
Biomet, Inc.	2,990	104
Boston Scientific Corp.	(a)11,640	272
Dade Behring Holdings, Inc.	8,600	315
Guidant Corp.	8,950	616
Hospira, Inc.	(a)977	40
Medtronic, Inc.	15,220	816
Millipore Corp.	(a)300	19
St. Jude Medical, Inc.	(a)14,420	675
Stryker Corp.	5,220	258
Thermo Electron Corp.	(a)1,362	42
Waters Corp.	(a)640	27
Zimmer Holdings, Inc.	(a)3,080	212
		5,212
Health Care Providers & Services (1.9%)
Aetna, Inc.	3,920	338
AmerisourceBergen Corp.	1,590	123
Cardinal Health, Inc.	5,360	340
CIGNA Corp.	7,330	864
Express Scripts, Inc.	(a)2,000	124
HCA, Inc.	6,000	288
Health Management Associates, Inc., Class A	3,300	77
Humana, Inc.	(a)2,000	96
IMS Health, Inc.	3,500	88
Manor Care, Inc.	900	35
McKesson Corp.	3,610	171
Medco Health Solutions, Inc.	(a)3,117	171
Quest Diagnostics, Inc.	2,500	126
Tenet Healthcare Corp.	(a)5,300	59
UnitedHealth Group, Inc.	34,680	1,949
WellPoint, Inc.	(a)7,000	$531
		5,380
Hotels, Restaurants & Leisure (1.2%)
Carnival Corp.	26,100	1,304
Harrah’s Entertainment, Inc.	2,050	134
Marriott International, Inc., Class A	2,900	183
McDonald’s Corp.	20,480	686
Starbucks Corp.	(a)4,300	215
Starwood Hotels & Resorts Worldwide, Inc.	3,000	171
Station Casinos, Inc.	5,600	372
Yum! Brands, Inc.	3,700	179
		3,244
Household Durables (0.4%)
Black & Decker Corp.	700	57
Centex Corp.	1,100	71
Fortune Brands, Inc.	1,300	106
KB Home	800	59
Leggett & Platt, Inc.	1,700	34
Newell Rubbermaid, Inc.	2,300	52
Pulte Homes, Inc.	16,550	710
Stanley Works (The)	100	5
Whirlpool Corp.	800	61
		1,155
Household Products (1.1%)
Clorox Co.	2,717	151
Colgate Palmolive Co.	6,692	353
Kimberly-Clark Corp.	6,200	369
Procter & Gamble Co.	35,566	2,115
		2,988
Industrial Conglomerates (2.9%)
3M Co.	9,900	726
General Electric Co.	164,880	5,552
Siemens AG	7,400	572
Textron, Inc.	1,650	118
Tyco International Ltd.	44,700	1,245
		8,213
Insurance (2.9%)
ACE Ltd.	1,930	91
Aegon N.V. (NY Shares)	10,040	150
Aflac, Inc.	4,460	202
Allstate Corp. (The)	6,240	345
AMBAC Financial Group, Inc.	650	47
American International Group, Inc.	20,130	1,247
AON Corp.	1,500	48
Berkshire Hathaway, Inc., Class B	(a)358	978
Chubb Corp.	8,110	726
Cincinnati Financial Corp.	525	22
Hartford Financial Services Group, Inc.	7,790	601
Jefferson-Pilot Corp.	400	20
Lincoln National Corp.	2,400	125
Loews Corp.	1,120	103
Manulife Financial Corp.	700	37
Marsh & McLennan Cos., Inc.	26,540	807
MBIA, Inc.	1,860	113

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Balanced Portfolio

		Value
	Shares	(000)
Insurance (cont’d)
Metlife, Inc.	6,490	$323
MGIC Investment Corp.	1,225	79
Principal Financial Group	3,570	169
Progressive Corp. (The)	2,060	216
Prudential Financial, Inc.	9,760	659
St. Paul Travellers Cos., Inc. (The)	19,926	894
XL Capital Ltd., Class A	860	59
		8,061
Internet & Catalog Retail (0.8%)
Amazon.com, Inc.	(a)12,800	580
eBay, Inc.	(a)40,550	1,671
		2,251
Internet Software & Services (1.1%)
Google, Inc., Class A	(a)5,175	1,638
Yahoo!, Inc.	(a)41,878	1,417
		3,055
IT Services (0.4%)
Affiliated Computer Services, Inc., Class A	(a)700	38
Automatic Data Processing, Inc.	3,561	153
BMC Software, Inc.	(a)2,977	63
Computer Sciences Corp.	(a)2,019	95
Electronic Data Systems Corp.	3,009	67
First Data Corp.	5,317	213
Fiserv, Inc.	(a)1,342	62
Paychex, Inc.	13,872	514
Sabre Holdings Corp., Class A	631	13
Unisys Corp.	(a)2,343	16
		1,234
Leisure, Equipment & Products (0.1%)
Brunswick Corp.	900	34
Eastman Kodak Co.	2,500	61
Mattel, Inc.	3,700	62
		157
Machinery (1.0%)
Caterpillar, Inc.	10,300	605
Danaher Corp.	4,000	215
Deere & Co.	3,050	187
Dover Corp.	3,850	157
Eaton Corp.	2,400	153
Illinois Tool Works, Inc.	4,600	379
Ingersoll-Rand Co., Ltd., Class A	13,480	515
ITT Industries, Inc.	1,150	131
Paccar, Inc.	2,725	185
Parker Hannifin Corp.	2,630	169
		2,696
Media (2.2%)
Clear Channel Communications, Inc.	27,190	894
Comcast Corp., Class A	(a)12,300	362
Gannett Co., Inc.	1,700	117
Getty Images, Inc.	(a)8,104	697
International Game Technology	27,400	740
Interpublic Group of Cos., Inc.	(a)2,850	33
Knight Ridder, Inc.	50	3
McGraw-Hill Cos., Inc. (The)	2,400	$115
New York Times Co., Class A	1,250	37
Omnicom Group, Inc.	1,050	88
Time Warner, Inc.	76,403	1,384
Tribune Co.	1,800	61
Univision Communications, Inc., Class A	(a)1,700	45
Viacom, Inc., Class B	22,770	752
Walt Disney Co.	33,990	820
		6,148
Metals & Mining (0.2%)
Newmont Mining Corp.	12,153	573
Multi-Utilities & Unregulated Power (0.3%)
Ameren Corp.	600	32
Constellation Energy Group, Inc.	600	37
Dominion Resources, Inc./VA	900	77
DTE Energy Co.	600	27
KeySpan Corp.	600	22
PG&E Corp.	1,500	59
Public Service Enterprise Group, Inc.	600	39
Questar Corp.	6,400	564
Williams Cos., Inc.	4,500	113
		970
Multiline Retail (0.5%)
Family Dollar Stores, Inc.	50	1
Federated Department Stores, Inc.	50	4
Kohl’s Corp.	(a)6,840	343
Sears Holdings Corp.	(a)7,200	896
Target Corp.	3,200	166
		1,410
Office Electronics (0.0%)
Xerox Corp.	(a)6,254	85
Oil & Gas (5.7%)
Amerada Hess Corp.	770	106
Anadarko Petroleum Corp.	2,170	208
Apache Corp.	2,986	225
BP plc ADR	9,430	668
Burlington Resources, Inc.	3,700	301
Chevron Corp.	21,057	1,363
ConocoPhillips	22,756	1,591
Devon Energy Corp.	4,200	288
EOG Resources, Inc.	1,900	142
Exxon Mobil Corp.	63,081	4,008
Kerr-McGee Corp.	930	90
Kinder Morgan, Inc.	1,000	96
LUKOIL	12,800	739
Marathon Oil Corp.	3,120	215
Monsanto Co.	15,400	966
OAO Gazprom	12,887	867
Occidental Petroleum Corp.	3,334	285
Royal Dutch Shell plc ADR	9,760	641
Southwestern Energy Co.	(a)6,900	507
Ultra Petroleum Corp.	(a)29,220	1,662
Valero Energy Corp.	7,160	810
XTO Energy, Inc.	2,100	95
		15,873

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Balanced Portfolio

		Value
	Shares	(000)
Personal Products (0.4%)
Avon Products, Inc.	5,990	$162
Gillette Co. (The)	16,078	935
		1,097
Pharmaceuticals (4.0%)
Abbott Laboratories	14,576	618
Accelr8 Technology Corp.	(a)233	1
Allergan, Inc.	1,160	106
Bristol-Myers Squibb Co.	61,661	1,484
Eli Lilly & Co.	21,570	1,154
Forest Laboratories, Inc.	(a)2,910	113
GlaxoSmithKline plc ADR	7,020	360
Johnson & Johnson	25,560	1,617
King Pharmaceuticals, Inc.	(a)930	14
Merck & Co., Inc.	17,300	471
Pfizer, Inc.	60,281	1,505
Roche Holding AG ADR	13,230	923
Sanofi-Aventis ADR	11,920	495
Schering-Plough Corp.	58,170	1,225
Wyeth	25,307	1,171
		11,257
Real Estate (0.4%)
Equity Office Properties Trust REIT	18,110	592
Equity Residential REIT	14,100	534
		1,126
Road & Rail (0.2%)
Burlington Northern Santa Fe Corp.	2,800	167
CSX Corp.	2,550	119
Norfolk Southern Corp.	4,360	177
Union Pacific Corp.	2,050	147
		610
Semiconductors & Semiconductor Equipment (1.8%)	(1.8%)
Advanced Micro Devices, Inc.	(a)3,922	99
Altera Corp.	(a)4,329	83
Analog Devices, Inc.	3,392	126
Applied Materials, Inc.	15,863	269
Broadcom Corp., Class A	(a)3,120	146
Freescale Semiconductor, Inc., Class B	(a)3,069	72
Intel Corp.	79,150	1,951
KLA-Tencor Corp.	2,010	98
Linear Technology Corp.	2,658	100
LSI Logic Corp.	(a)460	5
Marvell Technology Group Ltd.	(a)12,220	564
Maxim Integrated Products, Inc.	3,114	133
Micron Technology, Inc.	(a)39,626	527
National Semiconductor Corp.	4,006	105
Novellus Systems, Inc.	(a)1,728	43
Nvidia Corp.	(a)1,900	65
Teradyne, Inc.	(a)1,155	19
Texas Instruments, Inc.	15,878	538
Xilinx, Inc.	3,160	88
		5,031
Software (1.5%)
Adobe Systems, Inc.	3,076	92
Autodesk, Inc.	424	$20
Citrix Systems, Inc.	(a)641	16
Computer Associates International, Inc.	3,575	99
Electronic Arts, Inc.	(a)18,292	1,041
Intuit, Inc.	(a)1,121	50
Mercury Interactive Corp.	(a)820	32
Microsoft Corp.	67,025	1,725
NCR Corp.	(a)708	23
Novell, Inc.	(a)2,300	17
Oracle Corp.	(a)31,901	395
Siebel Systems, Inc.	2,339	24
Symantec Corp.	(a)34,440	780
		4,314
Specialty Retail (0.4%)
AutoZone, Inc.	(a)50	4
Home Depot, Inc.	24,400	931
Lowe’s Cos., Inc.	50	3
Office Depot, Inc.	(a)2,640	78
RadioShack Corp.	50	1
Sherwin-Williams Co. (The)	50	2
Staples, Inc.	75	2
Tiffany & Co.	50	2
		1,023
Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.	(a)3,300	103
Jones Apparel Group, Inc.	1,400	40
Liz Claiborne, Inc.	1,300	51
Nike, Inc., Class B	2,200	180
VF Corp.	1,100	64
		438
Thrifts & Mortgage Finance (0.6%)
Countrywide Financial Corp.	10,980	362
Fannie Mae	2,900	130
Freddie Mac	18,030	1,018
Golden West Financial Corp.	1,240	74
Washington Mutual, Inc.	4,310	169
		1,753
Tobacco (1.1%)
Altria Group, Inc.	39,163	2,887
Reynolds American, Inc.	1,100	91
UST, Inc.	1,412	59
		3,037
Trading Companies & Distributors (0.0%)
W.W. Grainger, Inc.	550	35
Wireless Telecommunication Services (1.1%)
America Movil S.A. de C.V., Series L ADR	52,300	1,377
Crown Castle International Corp.	(a)19,386	477
Mobile Telesystems OJSC	14,000	570
Vimpel-Communications	(a)13,800	613
		3,037
Total Common Stocks (Cost $127,744)		163,616
Mutual Funds (7.2%)
iShares MSCI Emerging Markets Index Fund	33,400	2,835

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Balanced Portfolio

		Value
	Shares	(000)
Mutual Funds (cont’d)
iShares MSCI Hong Kong Index Fund	(c)162,000	$2,200
iShares MSCI Japan Index Fund	428,200	5,220
Ishares MSCI Mexico Index Fund	(c)75,500	2,473
iShares MSCI United Kingdom Index Fund	40,100	760
iShares S&P 500/BARRA Growth Index Fund	93,500	5,461
iShares S&P Europe 350 Index Fund	(c)14,700	1,182
Total Mutual Funds (Cost $17,553)		20,131
Preferred Stock (0.1%)
Mortgages — Other (0.1%)
Home Ownership Funding Corp.
13.331% (Cost $165)	(e)500	150

	Face
	Amount
	(000)
Short-Term Investments (8.7%)
Short-Term Debt Securities held as Collateral on Loaned Securities (4.2%)
Abbey National Treasury Services, 3.59%, 1/13/06	$ (h)231	231
ASAP Funding Ltd., 3.79%, 10/21/05	155	155
Atlantis One Funding, 3.66%, 11/1/05	111	111
Bank of New York,
3.70%, 4/4/06	(h)156	156
3.83%, 10/28/05	(h)511	511
Barclays New York, 3.78%, 11/1/05	156	156
Bear Stearns,
3.78%, 6/15/06	(h)312	312
4.02%, 12/5/05	(h)137	137
Beta Finance, Inc., 3.67%, 10/21/05	266	266
Calyon, N.Y., 3.86%, 2/27/06	(h)125	125
CC USA, Inc.,
3.83%, 4/18/06	(h)156	156
3.99%, 10/28/05	(h)150	150
CIC, N.Y., 3.72%, 2/13/06	(h)468	468
Citigroup Funding, Inc., 3.86%, 10/7/05	312	312
Dekabank Deutsche Girozentrale, 3.61%, 5/19/06	(h)318	318
Deutsche Bank Securities, Inc., 3.96%, 10/3/05	2,298	2,298
Dorada Finance, Inc.,
3.74%, 11/10/05	142	142
3.75%, 11/14/05	111	111
3.93%, 11/30/05	341	341
Dresdner Bank, N.Y., 3.65%, 10/11/05	125	125
Fortis Bank, New York, 3.79%, 10/25/05	316	316
Goldman Sachs Group LP, 3.75%, 2/15/06	(h)156	156
Grampian Funding LLC, 3.79%, 12/8/05	92	92
K2 (USA) LLC,
3.74%, 2/15/06	(h)143	143
3.83%, 10/24/05-4/25/06	(h)599	599
Links Finance LLC,
3.81%, 2/27/06	(h)187	187
3.83%, 10/27/05-4/18/06	(h)468	468
Marshall & Ilsley Bank, 3.97%, 12/29/05	(h)437	437
Nationwide Building Society,
3.71%, 1/13/06	(h)250	250
4.03%, 10/2/06	(h)362	362
Procter & Gamble Co., 3.77%, 10/31/06	$ (h)128	$128
Rabobank USA Financial Corp., 3.89%, 10/3/05	343	343
Sheffield Receivable Corp., 3.78%, 10/25/05	155	155
Sigma Finance, Inc. 3.84%, 3/22/06	(h)312	312
SLM Corp., 3.80%, 10/31/06	(h)312	312
Tango Finance Corp., 3.83%, 3/22/06	(h)262	262
Unicredito London, 3.62%, 10/27/05	154	154
Wachovia Bank N.A., 3.80%, 10/2/06	(h)312	312
		11,569
Discount Notes (1.1%)
Federal Home Loan Bank 3.7%, 10/5/05	2,000	2,000
Federal Home Loan Mortgage Corporation 3.56%, 10/11/05	1,000	999
		2,999
Repurchase Agreement (3.4%)
J.P. Morgan Securities, Inc., 3.70%, dated 9/30/05, due 10/3/05, repurchase price $9,607	(f)9,604	9,604
U.S. Treasury Securities (0.0%)

U.S. Treasury Bills 3.61%, 1/12/06	(j)100	99
Total Short-Term Investments (Cost $24,260)		24,271
Total Investments (109.1%) (Cost $265,747) — Including $16,445 of Securities Loaned		303,722
Liabilities in Excess of Other Assets (-9.1%)		(25,423)
Net Assets (100%)		$278,299

(a)   Non-income producing security

(c)   All or a portion of security on loan at September 30, 2005.

(d)   Security was valued at fair value — At September 30, 2005, the Portfolio held fair valued securities, totaling less than $500, representing less than 0.05% of net assets.

(e)   144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(f)    Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $633,510,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Home Loan Mortgage Corporation: 0.00% to 4.20%, due 12/1/05 to 5/27/11; Federal National Mortgage Association: 0.00% to 5.50%, due 10/7/05 to 1/12/15; Federal Farm Credit Bank: 0.00% to 5.50%, due 10/7/05 to 8/17/20; Federal Home Loan Bank: 0.00% to 5.375%, due 3/28/06 to 8/15/19; and Tennessee Valley Authority: 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $646,181,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)   Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2005.

(i)    Security is subject to delayed delivery.

(j)    All or a portion of the security was pledged to cover margin requirements for futures contracts.

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Portfolio of Investments (cont’d)

Balanced Portfolio

@            Value/Face Amount is less than $500.

ADR       American Depositary Receipt

Inv Fl      Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2005.

IO            Interest Only

OJSC      Open Joint Stock Company

PO           Principal Only

PAC        Planned Amortization Class

REIT       Real Estate Investment Trust

TBA       To Be Announced

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
CNY	29,000	$3,601	12/8/05	USD	3,699	$3,699	$98
INR	115,400	2,622	12/6/05	USD	2,613	2,613	(9)
USD	13,937	13,937	12/8/05	CNY	109,282	13,570	(367)
USD	2,600	2,600	12/6/05	INR	115,440	2,622	22
		$22,760				$22,504	$(256)

CNY — Chinese RenMinBi

INR — Indian Rupee

USD — U.S. Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
Australian Dollar 10 yr. Bond	37	$20,562	Dec-05	$(29)
British Pound Long Gilt	16	3,181	Dec-05	(9)
FTSE/JSE Top 40 Index (South African Rand)	64	1,540	Dec-05	70
Tokyo Price Index (Japanese Yen)	22	2,730	Dec-05	171
Singapore Cash Index (Singapore Dollar)	20	644	Oct-05	(5)
S&P 500 Mini Index (U.S. Dollar)	61	3,764	Dec-05	25
S&P 500 Index (U.S.Dollar)	6	1,851	Dec-05	(18)
U.S. Treasury 5 yr. Note	24	2,565	Dec-05	(13)
U.S. Treasury 10 yr. Note	35	3,847	Dec-05	(34)
U.S. Treasury Long Bond	105	12,013	Dec-05	(190)
Short:
Russell Mini Index (U.S. Dollar)	99	6,654	Dec-05	66
Russell 2000 Index (U.S. Dollar)	9	3,024	Dec-05	(9)
U.S. Treasury 2 yr. Note	63	12,971	Dec-05	44
U.S. Treasury 5 yr. Note	28	2,992	Dec-05	41
U.S. Treasury 10 yr. Note	3	330	Dec-05	3
				$113

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Statements of Assets and Liabilities

		Investment
	Core Plus	Grade Fixed	U.S. Core
	Fixed Income	Income	Fixed Income	High Yield
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$3,187,234	$669,699	$294,950	$275,846
Foreign Currency, at Cost:	@—	—	—	@—
Investments in Securities of Unaffiliated Issuers, at Value:(1)	3,217,322	679,218	297,309	241,183
Foreign Currency, at Value:	@—	—	—	@—
Cash	11,926	—	1,076	—
Receivable for Delayed Delivery Commitments	133,872	23,316	12,239	—
Due from Broker	71,455	16,215	7,322	—
Interest Receivable	11,989	1,987	939	4,077
Unrealized Appreciation on Swap Agreements	971	214	192	—
Receivable for Investments Sold	1,664	11,879	9	3,897
Receivable for Portfolio Shares Sold	720	1,126	195	150
Unrealized Appreciation on Foreign Currency Exchange Contracts	28	—	—	110
OtherAssets	79	17	7	8
Total Assets	3,450,026	733,972	319,288	249,425
Liabilities:
Collateral on Securities Loaned, at Value	347,456	85,700	31,479	44,604
Payable for Delayed Delivery Commitments	476,199	115,879	48,052	—
Interest Payable for Swap Agreements	37,454	7,797	3,284	—
Payable for Investments Purchased	28,875	6,697	2,944	907
Unrealized Depreciation on Swap Agreements	28,741	6,639	2,873	—
Payable for Investment Advisory Fees	2,090	497	199	235
Payable for Portfolio Shares Redeemed	2,686	496	93	152
Bank Overdraft Payable	—	9,425	—	9
Payable for Administration Fees	167	34	15	14
Payable for Trustees’ Fees and Expenses	99	16	5	25
Payable for Custodian Fees	15	6	3	4
Payable for Distribution Fees — Adviser Class	23	@—	2	2
Payable for Shareholder Servicing Fees — Investment Class	38	—	—	@—
Other Liabilities	266	62	35	52
Total Liabilities	924,109	233,248	88,984	46,004
Net Assets	$2,525,917	$500,724	$230,304	$203,421
Net Assets Consist Of:
Paid-in Capital	$2,572,803	$494,295	$227,602	$760,862
Undistributed (Distributions in Excess of) Net Investment Income	29,094	5,559	2,886	4,982
Accumulated Net Realized Gain (Loss)	(76,971)	(1,476)	661	(527,864)
Unrealized Appreciation (Depreciation) on:
Investments	30,088	9,519	2,359	(34,663)
Foreign Currency Exchange Contracts and Translations	28	—	—	104
Futures Contracts	(1,355)	(748)	(523)	—
Swap Agreements	(27,770)	(6,425)	(2,681)	—
Net Assets	$2,525,917	$500,724	$230,304	$203,421

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Statements of Assets and Liabilities (cont’d)

		Investment
	Core Plus	Grade Fixed	U.S. Core
	Fixed Income	Income	Fixed Income	High Yield
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
INSTITUTIONAL CLASS:
Net Assets	$2,102,609	$499,534	$220,350	$195,880
Shares Outstanding $0.01 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	179,940,519	43,729,522	19,872,023	36,266,512
Net Asset Value, Offering and Redemption Price Per Share	$11.69	$11.42	$11.09	$5.40
INVESTMENT CLASS:
Net Assets	$310,592	$—	$—	$1,192
Shares Outstanding $0.01 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	26,589,361	—	—	218,731
Net Asset Value, Offering and Redemption Price Per Share	$11.68	$—	$—	$5.45
ADVISER CLASS:
Net Assets	$112,716	$1,190	$9,954	$6,349
Shares Outstanding $0.01 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	9,657,096	104,233	902,324	1,172,075
Net Asset Value, Offering and Redemption Price Per Share	$11.67	$11.42	$11.03	$5.42

(1) Including:
Securities on Loan, at Value:	$441,791	$88,343	$32,262	$43,566

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Statements of Assets and Liabilities

	Intermediate	International	Limited
	Duration	Fixed Income	Duration	Municipal	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$335,183	$147,262	$1,098,091	$528,973	$265,747
Foreign Currency, at Cost:	—	839	—	—	—
Investments in Securities of Unaffiliated Issuers, at Value:(1)	333,670	152,033	1,087,158	549,333	303,722
Foreign Currency, at Value:	—	835	—	—	—
Cash	1,477	@—	125	@—	376
Receivable for Delayed Delivery Commitments	—	—	—	110	3,788
Interest Receivable	1,536	2,633	6,331	3,541	551
Due from Broker	—	2,628	—	4,072	1,911
Receivable for Portfolio Shares Sold	—	41	944	5,825	37
Receivable for Investments Sold	2	—	9,048	24,330	2,352
Unrealized Appreciation on Foreign Currency Exchange Contracts	—	392	—	—	121
Unrealized Appreciation on Swap Agreements	—	—	8	1,367	17
Dividends Receivable	—	—	—	@—	186
Interest Receivable for Swap Agreements	—	—	9	—	—
OtherAssets	9	5	35	15	9
Total Assets	336,694	158,567	1,103,658	588,593	313,070
Liabilities:
Collateral on Securities Loaned, at Value	—	—	—	—	11,569
Payable for Delayed Delivery Commitments	17,932	—	31,096	52,571	16,880
Payable for Investments Purchased	3,919	—	—	100	2,855
Unrealized Depreciation on Foreign Currency Exchange Contracts	—	236	—	—	377
Unrealized Depreciation on Swap Agreements	45	—	447	1,740	1,042
Interest Payable for Swap Agreements	17	—	—	1,048	1,153
Payable for Portfolio Shares Redeemed	16	214	972	66	498
Payable for Investment Advisory Fees	277	155	811	468	309
Payable for Administration Fees	20	11	71	33	18
Payable for Custodian Fees	2	6	8	5	11
Payable for Trustees’ Fees and Expenses	1	2	3	2	9
Payable for Distribution Fees — Adviser Class	—	—	—	—	8
Payable for Shareholder Servicing Fees — Investment Class	37	—	—	—	@—
Payable for Securities Sold Short, at Value (Proceeds $23,661)	—	—	—	23,475	—
Due to Broker	164	—	204	—	—
Other Liabilities	27	32	90	46	42
Total Liabilities	22,457	656	33,702	79,554	34,771
Net Assets	$314,237	$157,911	$1,069,956	$509,039	$278,299
Net Assets Consist Of:
Paid-in Capital	$316,335	$150,364	$1,093,316	$490,467	$309,162
Undistributed (Distributions in Excess of) Net Investment Income	1,056	2,361	4,544	1,447	2,013
Accumulated Net Realized Gain (Loss)	(1,089)	485	(15,997)	(3,058)	(69,683)
Unrealized Appreciation (Depreciation) on:
Investments	(1,513)	4,771	(10,933)	20,360	37,975
Foreign Currency Exchange Contracts and Translations	—	34	—	—	(256)
Futures Contracts	(507)	(104)	(535)	10	113
Securities Sold Short	—	—	—	186	—
Swap Agreements	(45)	—	(439)	(373)	(1,025)
Net Assets	$314,237	$157,911	$1,069,956	$509,039	$278,299

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Statements of Assets and Liabilities (cont’d)

	Intermediate	International	Limited
	Duration	Fixed Income	Duration	Municipal	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
INSTITUTIONAL CLASS:
Net Assets	$9,393	$157,911	$1,069,956	$509,039	$236,730
Shares Outstanding $0.01 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	918,741	14,606,346	103,495,911	40,200,063	19,809,117
Net Asset Value, Offering and Redemption Price Per Share	$10.22	$10.81	$10.34	$12.66	$11.95
INVESTMENT CLASS:
Net Assets	$304,844	$—	$—	$—	$3,706
Shares Outstanding $0.01 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	29,911,535	—	—	—	310,579
Net Asset Value, Offering and Redemption Price Per Share	$10.19	$—	$—	$—	$11.93
ADVISER CLASS:
Net Assets	$—	$—	$—	$—	$37,863
Shares Outstanding $0.01 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	—	—	—	—	3,174,646
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$—	$—	$11.93

(1) Including:
Securities on Loan, at Value:	$—	$—	$—	$—	$16,445

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Statements of Operations

For the Year Ended September 30, 2005

	Core Plus	Investment	U.S. Core
	Fixed	Grade Fixed	Fixed
	Income	Income	Income	High Yield
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Investment Income:
Dividends	$1,653	$183	$76	$1
Interest	109,513	22,184	9,933	21,287
Total Investment Income	111,166	22,367	10,009	21,288
Expenses:
Investment Advisory Fees (Note B)	8,263	2,013	911	1,177
Administration Fees (Note C)	1,937	422	191	209
Custodian Fees (Note E)	124	40	30	32
Shareholder Reporting Fees	371	68	52	99
Professional Fees	147	50	38	50
Shareholder Servicing Fees — Investment Class Shares (Note D)	331	—	—	2
Distribution Fees — Adviser Class Shares (Note D)	280	3	25	33
Transfer Agency Fees (Note F)	24	9	7	16
Trustees’ Fees and Expenses	46	9	4	7
Other Expenses	215	81	51	61
Total Expenses	11,738	2,695	1,309	1,686
Waiver of Investment Advisory Fees (Note B)	—	—	(66)	—
Waiver of Distribution Fees — Adviser Class Shares (Note D)	—	(1)	—	—
Expense Offset (Note E)	(17)	(3)	(2)	(3)
Net Expenses	11,721	2,691	1,241	1,683
Net Investment Income (Loss)	99,445	19,676	8,768	19,605
Realized Gain (Loss):
Investments Sold	34,175	4,583	3,434	9,004
Foreign Currency Transactions	718	—	—	880
Futures Contracts	11,303	3,235	1,510	(27)
Swap Agreements	2,317	79	(11)	—
Net Realized Gain (Loss)	48,513	7,897	4,933	9,857
Change in Unrealized Appreciation (Depreciation):
Investments	(5,967)	1,903	(103)	(15,649)
Foreign Currency Exchange Contracts and Translations	167	—	—	351
Futures Contracts	808	(72)	(91)	1
Swap Agreements	(28,610)	(6,794)	(2,949)	—
Net Change in Unrealized Appreciation (Depreciation)	(33,602)	(4,963)	(3,143)	(15,297)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	14,911	2,934	1,790	(5,440)
Net Increase (Decrease) in Net Assets Resulting from Operations	$114,356	$22,610	$10,558	$14,165

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Statements of Operations

For the Year Ended September 30, 2005

	Intermediate	International	Limited
	Duration	Fixed Income	Duration	Municipal	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends†	$17	$—	$46	$266	$3,158
Interest	8,634	4,642	34,610	15,705	4,006
Total Investment Income	8,651	4,642	34,656	15,971	7,164
Expenses:
Investment Advisory Fees (Note B)	836	640	3,112	1,653	1,178
Administration Fees (Note C)	177	136	821	348	206
Custodian Fees (Note E)	18	39	52	29	69
Shareholder Reporting Fees	15	48	148	42	57
Professional Fees	32	42	65	42	48
Shareholder Servicing Fees — Investment Class Shares (Note D)	320	—	—	—	5
Distribution Fees — Adviser Class Shares (Note D)	—	—	—	—	108
Transfer Agency Fees (Note F)	6	6	5	9	11
Trustees’ Fees and Expenses	3	2	14	6	4
Other Expenses	34	33	105	67	55
Total Expenses	1,441	946	4,322	2,196	1,741
Expense Offset (Note E)	(6)	@—	(5)	(1)	(1)
Net Expenses	1,435	946	4,317	2,195	1,740
Net Investment Income (Loss)	7,216	3,696	30,339	13,776	5,424
Realized Gain (Loss):
Investments Sold	480	1,519	(2,320)	5,156	15,902
Foreign Currency Transactions	22	7,099	—	—	544
Futures Contracts	488	991	(588)	1,170	592
Swap Agreements	172	—	—	(4,698)	10
Option Contracts	—	—	41	—	—
Net Realized Gain (Loss)	1,162	9,609	(2,867)	1,628	17,048
Change in Unrealized Appreciation (Depreciation):
Investments	(3,262)	(10,663)	(12,996)	635	9,081
Foreign Currency Exchange Contracts and Translations	5	(212)	—	—	119
Futures Contracts	(516)	(180)	1,211	(60)	204
Securities Sold Short	—	—	—	186	—
Swap Agreements	(352)	—	(439)	(1,355)	(909)
Net Change in Unrealized Appreciation (Depreciation)	(4,125)	(11,055)	(12,224)	(594)	8,495
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(2,963)	(1,446)	(15,091)	1,034	25,543
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,253	$2,250	$15,248	$14,810	$30,967

†      Net of $9 foreign withholding tax for the Balanced Portfolio.

@    Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Statements of Changes in Net Assets

	Core Plus Fixed
	Income Portfolio
	Year Ended	Year Ended
	September	September
	30,	30,
	2005	2004
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$99,445	$83,574
Net Realized Gain (Loss)	48,513	15,206
Net Change in Unrealized Appreciation (Depreciation)	(33,602)	20,092
Net Increase (Decrease) in Net Assets Resulting from Operations	114,356	118,872
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(100,354)	(114,269)
Investment Class:
Net Investment Income	(8,915)	(5,633)
Adviser Class:
Net Investment Income	(4,919)	(7,067)
Total Distributions	(114,188)	(126,969)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	409,577	433,308
Distributions Reinvested	92,105	105,689
Redeemed	(518,709)	(1,012,329)
Investment Class:
Subscribed	163,825	34,784
Distributions Reinvested	8,905	5,598
Redeemed	(9,050)	(8,968)
Adviser Class:
Subscribed	26,640	18,228
Distributions Reinvested	4,850	6,471
Redeemed	(33,530)	(119,770)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	144,613	(536,989)
Total Increase (Decrease) in Net Assets	144,781	(545,086)
Net Assets:
Beginning of Period	2,381,136	2,926,222
End of Period	$2,525,917	$2,381,136
Undistributed (distributions in excess of) net investment income included in end of period net assets	$29,094	$30,734

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	35,240	37,331
Shares Issued on Distributions Reinvested	7,980	9,136
Shares Redeemed	(44,618)	(87,182)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(1,398)	(40,715)
Investment Class:
Shares Subscribed	14,094	3,015
Shares Issued on Distributions Reinvested	771	484
Shares Redeemed	(779)	(778)
Net Increase (Decrease) in Investment Class Shares Outstanding	14,086	2,721
Adviser Class:
Shares Subscribed	2,291	1,568
Shares Issued on Distributions Reinvested	420	559
Shares Redeemed	(2,887)	(10,348)
Net Increase (Decrease) in Adviser Class Shares Outstanding	(176)	(8,221)

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Statements of Changes in Net Assets

	Investment Grade Fixed		U.S. Core Fixed
	Income Portfolio		Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September
	30,	30,	30,	30,
	2005	2004	2005	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$19,676	$16,205	$8,768	$7,406
Net Realized Gain (Loss)	7,897	12,407	4,933	10,160
Net Change in Unrealized Appreciation (Depreciation)	(4,963)	(5,247)	(3,143)	(6,349)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,610	23,365	10,558	11,217
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(22,745)	(21,954)	(9,298)	(11,467)
Net Realized Gain	(6,580)	—	(3,935)	—
Investment Class:
Adviser Class:
Net Investment Income	(51)	(54)	(373)	(385)
Net Realized Gain	(14)	—	(166)	—
Total Distributions	(29,390)	(22,008)	(13,772)	(11,852)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	128,202	179,089	65,377	88,816
Distributions Reinvested	28,331	21,164	13,214	11,398
Redeemed	(178,071)	(243,364)	(81,720)	(193,078)
Adviser Class:
Subscribed	4	2	2,982	2,962
Distributions Reinvested	56	48	539	384
Redeemed	(255)	(233)	(2,993)	(4,349)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(21,733)	(43,294)	(2,601)	(93,867)
Total Increase (Decrease) in Net Assets	(28,513)	(41,937)	(5,815)	(94,502)
Net Assets:
Beginning of Period	529,237	571,174	236,119	330,621
End of Period	$500,724	$529,237	$230,304	$236,119
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$5,559	$6,303	$2,886	$2,673

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	11,231	15,633	5,899	7,965
Shares Issued on Distributions Reinvested	2,504	1,853	1,204	1,024
Shares Redeemed	(15,627)	(21,240)	(7,346)	(17,285)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(1,892)	(3,754)	(243)	(8,296)
Investment Class:
Adviser Class:
Shares Subscribed	#—	#—	270	266
Shares Issued on Distributions Reinvested	5	4	49	35
Shares Redeemed	(22)	(20)	(270)	(392)
Net Increase (Decrease) in Adviser Class Shares Outstanding	(17)	(16)	49	(91)

#       Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Statements of Changes in Net Assets

	High Yield Portfolio		Intermediate Duration Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September
	30,	30,	30,	30,
	2005	2004	2005	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$19,605	$24,089	$7,216	$3,859
Net Realized Gain (Loss)	9,857	(20,643)	1,162	1,328
Net Change in Unrealized Appreciation (Depreciation)	(15,297)	34,277	(4,125)	(1,216)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,165	37,723	4,253	3,971
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(21,413)	(19,062)	(355)	(839)
Net Realized Gain	—	—	(22)	—
Investment Class:
Net Investment Income	(24)	(22)	(6,834)	(3,953)
Net Realized Gain	—	—	(477)	—
Adviser Class:
Net Investment Income	(1,176)	(821)	—	—
Total Distributions	(22,613)	(19,905)	(7,688)	(4,792)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	87,578	291,189	3,222	4,718
Distributions Reinvested	20,449	17,480	341	780
Redeemed	(218,640)	(342,061)	(12,828)	(10,353)
Investment Class:
Subscribed	3,326	3,048	170,016	37,926
Distributions Reinvested	24	22	7,311	3,953
Redeemed	(3,315)	(3,374)	(8,031)	(1,994)
Adviser Class:
Subscribed	13,231	24,230	—	—
Distributions Reinvested	1,117	781	—	—
Redeemed	(25,393)	(21,896)	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(121,623)	(30,581)	160,031	35,030
Total Increase (Decrease) in Net Assets	(130,071)	(12,763)	156,596	34,209
Net Assets:
Beginning of Period	333,492	346,255	157,641	123,432
End of Period	$203,421	$333,492	$314,237	$157,641
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$4,982	$7,106	$1,056	$474

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	15,972	53,562	316	450
Shares Issued on Distributions Reinvested	3,744	3,260	33	75
Shares Redeemed	(39,687)	(62,990)	(1,240)	(1,002)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(19,971)	(6,168)	(891)	(477)
Investment Class:
Shares Subscribed	608	566	16,593	3,682
Shares Issued on Distributions Reinvested	4	4	714	383
Shares Redeemed	(594)	(619)	(776)	(192)
Net Increase (Decrease) in Investment Class Shares Outstanding	18	(49)	16,531	3,873
Adviser Class:
Shares Subscribed	2,418	4,460	—	—
Shares Issued on Distributions Reinvested	204	145	—	—
Shares Redeemed	(4,648)	(4,033)	—	—
Net Increase (Decrease) in Adviser Class Shares Outstanding	(2,026)	572	—	—

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Statements of Changes in Net Assets

	International Fixed Income Portfolio		Limited Duration Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September
	30,	30,	30,	30,
	2005	2004	2005	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$3,696	$3,400	$30,339	$19,345
Net Realized Gain (Loss)	9,609	4,667	(2,867)	(3,276)
Net Change in Unrealized Appreciation (Depreciation)	(11,055)	1,726	(12,224)	(4,493)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,250	9,793	15,248	11,576
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(9,623)	(16,118)	(30,593)	(21,578)
Net Realized Gain	—	—	—	(1,611)
Total Distributions	(9,623)	(16,118)	(30,593)	(23,189)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	54,663	80,580	361,413	552,164
Distributions Reinvested	9,092	15,868	30,390	22,946
Redeemed	(52,582)	(50,944)	(263,869)	(228,931)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	11,173	45,504	127,934	346,179
Total Increase (Decrease) in Net Assets	3,800	39,179	112,589	334,566
Net Assets:
Beginning of Period	154,111	114,932	957,367	622,801
End of Period	$157,911	$154,111	$1,069,956	$957,367
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$2,361	$198	$4,544	$2,915

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	4,781	7,153	34,769	52,242
Shares Issued on Distributions Reinvested	775	1,449	2,926	2,175
Shares Redeemed	(4,661)	(4,536)	(25,401)	(21,683)
Net Increase (Decrease) in Institutional Class Shares Outstanding	895	4,066	12,294	32,734

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Statements of Changes in Net Assets

	Municipal Portfolio		Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September
	30,	30,	30,	30,
	2005	2004	2005	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$13,776	$10,709	$5,424	$4,642
Net Realized Gain (Loss)	1,628	506	17,048	21,253
Net Change in Unrealized Appreciation (Depreciation)	(594)	3,154	8,495	4,157
Net Increase (Decrease) in Net Assets Resulting from Operations	14,810	14,369	30,967	30,052
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(14,606)	(10,806)	(5,185)	(4,807)
Investment Class:
Net Investment Income	—	—	(76)	(118)
Adviser Class:
Net Investment Income	—	—	(953)	(1,053)
Total Distributions	(14,606)	(10,806)	(6,214)	(5,978)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	249,480	180,378	52,554	38,405
Distributions Reinvested	12,853	8,819	5,176	4,800
Redeemed	(122,184)	(138,073)	(44,741)	(121,268)
Investment Class:
Subscribed	—	—	199	651
Distributions Reinvested	—	—	76	118
Redeemed	—	—	—	(6,595)
Adviser Class:
Subscribed	—	—	9,369	9,130
Distributions Reinvested	—	—	953	1,053
Redeemed	—	—	(34,368)	(16,463)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	140,149	51,124	(10,782)	(90,169)
Total Increase (Decrease) in Net Assets	140,353	54,687	13,971	(66,095)
Net Assets:
Beginning of Period	368,686	313,999	264,328	330,423
End of Period	$509,039	$368,686	$278,299	$264,328
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$1,447	$1,199	$2,013	$1,764

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	19,733	14,363	4,576	3,573
Shares Issued on Distributions Reinvested	1,017	703	457	450
Shares Redeemed	(9,673)	(11,004)	(3,923)	(11,235)
Net Increase (Decrease) in Institutional Class Shares Outstanding	11,077	4,062	1,110	(7,212)
Investment Class:
Shares Subscribed	—	—	17	61
Shares Issued on Distributions Reinvested	—	—	7	11
Shares Redeemed	—	—	—	(596)
Net Increase (Decrease) in Investment Class Shares Outstanding	—	—	24	(524)
Adviser Class:
Shares Subscribed	—	—	822	846
Shares Issued on Distributions Reinvested	—	—	84	98
Shares Redeemed	—	—	(2,999)	(1,525)
Net Increase (Decrease) in Adviser Class Shares Outstanding	—	—	(2,093)	(581)

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Statements of Cash Flows

For the Year Ended September 30, 2005

	Core Plus	Investment	U.S. Core
	Fixed	Grade Fixed	Fixed
	Income	Income	Income
	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Investments	$1,523,296	$621,670	$304,461
Purchases of Investments	(1,461,902)	(652,981)	(305,506)
Proceeds from Sales of Delayed Delivery Commitments	3,609,134	851,097	368,275
Purchases of Delayed Delivery Commitments	(3,736,570)	(882,860)	(393,667)
Net (Increase) Decrease in Short-Term Investments	(89,188)	78,581	32,061
Net Realized Gain (Loss) on Foreign Currency Transactions	718	—	—
Net Realized Gain (Loss) on Futures Contracts	11,303	3,235	1,510
Net Realized Gain (Loss) on Swap Agreements	2,317	79	(11)
Net Investment Income	99,445	19,676	8,768
Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	3,818	1,069	465
Net Increase (Decrease) in Payables Related to Operations	14,962	12,570	1,391
Accretion/Amortization of Discounts and Premiums	(213)	(891)	(367)
Net Cash Provided (Used) in Operating Activities	(22,880)	51,245	17,380
Cash Flows from Financing Activities:
Proceeds from Portfolio Shares Sold	603,338	127,689	68,478
Payment on Portfolio Shares Redeemed	(560,675)	(177,931)	(84,830)
Cash Dividends and Distributions Paid	(8,328)	(1,003)	(19)
Net Cash Provided (Used) by Financing Activities	34,335	(51,245)	(16,371)
Net Increase (Decrease) in Cash	11,455	—	1,009
Cash at Beginning of Period	471	—	67
Cash at End of Period	$11,926	$—	$1,076

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Statements of Cash Flows

For the Year Ended September 30, 2005

	Intermediate	Limited
	Duration	Duration	Balanced
	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Investments	$273,209	$615,138	$179,342
Purchases of Investments	(383,917)	(788,748)	(179,810)
Proceeds from Sales of Delayed Delivery Commitments	33,762	76,644	121,236
Purchases of Delayed Delivery Commitments	(40,646)	(97,597)	(127,603)
Net (Increase) Decrease in Short-Term Investments	(40,861)	58,445	16,821
Net Realized Gain (Loss) on Foreign Currency Transactions	22	—	544
Net Realized Gain (Loss) on Futures Contracts	488	(588)	592
Net Realized Gain (Loss) on Swap Agreements	172	—	10
Net Realized Gain (Loss) on Option Contracts	—	41	—
Net Investment Income	7,216	30,339	5,424
Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	(340)	1,278	5
Net Increase (Decrease) in Payables Related to Operations	178	167	504
Accretion/Amortization of Discounts and Premiums	(332)	6,429	47
Net Cash Provided (Used) in Operating Activities	(151,049)	(98,452)	17,112
Cash Flows from Financing Activities:
Proceeds from Portfolio Shares Sold	173,238	362,062	62,127
Payment on Portfolio Shares Redeemed	(20,843)	(263,457)	(78,875)
Cash Dividends and Distributions Paid	(36)	(203)	(9)
Net Cash Provided (Used) by Financing Activities	152,359	98,402	(16,757)
Net Increase (Decrease) in Cash	1,310	(50)	355
Cash at Beginning of Period	167	175	21
Cash at End of Period	$1,477	$125	$376

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Financial Highlights

Core Plus Fixed Income Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.69	$11.71	$11.82	$11.84	$11.25
Income (Loss) from Investment Operations
Net Investment Income	0.47 †	0.38 †	0.40 †	0.55 †	0.75
Net Realized and Unrealized Gain (Loss) on Investments	0.08	0.17	0.31	0.17	0.62
Total from Investment Operations	0.55	0.55	0.71	0.72	1.37
Distributions from and/or in Excess of:
Net Investment Income	(0.55)	(0.57)	(0.67)	(0.74)	(0.78)
Net Realized Gain	—	—	(0.15)	—	—
Total Distributions	(0.55)	(0.57)	(0.82)	(0.74)	(0.78)
Net Asset Value, End of Period	$11.69	$11.69	$11.71	$11.82	$11.84
Total Return	4.84%	4.80%	6.24%	6.30%	12.74%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,102,609	$2,120,149	$2,600,453	$3,883,346	$4,142,009
Ratio of Expenses to Average Net Assets (1)	0.45%	0.50%	0.50%	0.50%	0.48%
Ratio of Net Investment Income to Average Net Assets	4.04%	3.29%	3.39%	4.69%	6.46%
Portfolio Turnover Rate^	180%	334%	92%	110%	111%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.45%	0.50%	0.50%	0.50%	0.47%

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.69	$11.71	$11.81	$11.84	$11.25
Income (Loss) from Investment Operations
Net Investment Income	0.45 †	0.36 †	0.37 †	0.53 †	0.72
Net Realized and Unrealized Gain (Loss) on Investments	0.07	0.17	0.33	0.16	0.64
Total from Investment Operations	0.52	0.53	0.70	0.69	1.36
Distributions from and/or in Excess of:
Net Investment Income	(0.53)	(0.55)	(0.65)	(0.72)	(0.77)
Net Realized Gain	—	—	(0.15)	—	—
Total Distributions	(0.53)	(0.55)	(0.80)	(0.72)	(0.77)
Net Asset Value, End of Period	$11.68	$11.69	$11.71	$11.81	$11.84
Total Return	4.61%	4.73%	6.07%	6.08%	12.59%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$310,592	$146,146	$114,509	$83,308	$74,905
Ratio of Expenses to Average Net Assets (2)	0.60%	0.65%	0.65%	0.65%	0.63%
Ratio of Net Investment Income to Average Net Assets	3.89%	3.14%	3.24%	4.54%	6.28%
Portfolio Turnover Rate^	180%	334%	92%	110%	111%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.60%	0.65%	0.65%	0.65%	0.62%

†       Per share amount is based on average shares outstanding.

^       The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Financial Highlights

Core Plus Fixed Income Portfolio

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.68	$11.70	$11.81	$11.83	$11.24
Income (Loss) from Investment Operations
Net Investment Income	0.44 †	0.35 †	0.36 †	0.52 †	0.71
Net Realized and Unrealized Gain (Loss) on Investments	0.07	0.17	0.32	0.15	0.63
Total from Investment Operations	0.51	0.52	0.68	0.67	1.34
Distributions from and/or in Excess of:
Net Investment Income	(0.52)	(0.54)	(0.64)	(0.69)	(0.75)
Net Realized Gain	—	—	(0.15)	—	—
Total Distributions	(0.52)	(0.54)	(0.79)	(0.69)	(0.75)
Net Asset Value, End of Period	$11.67	$11.68	$11.70	$11.81	$11.83
Total Return	4.49%	4.57%	5.99%	6.01%	12.43%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$112,716	$114,841	$211,260	$200,034	$176,849
Ratio of Expenses to Average Net Assets (1)	0.70%	0.75%	0.75%	0.75%	0.73%
Ratio of Net Investment Income to Average Net Assets	3.79%	3.04%	3.14%	4.44%	6.20%
Portfolio Turnover Rate^	180%	334%	92%	110%	111%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.70%	0.75%	0.75%	0.75%	0.72%

†       Per share amount is based on average shares outstanding.

^       The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Financial Highlights

Investment Grade Fixed Income Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.57	$11.54	$11.57	$11.32	$10.67
Income (Loss) from Investment Operations
Net Investment Income	0.42 †	0.34 †	0.34 †	0.47 †	0.68
Net Realized and Unrealized Gain (Loss) on Investments	0.06	0.14	0.23	0.39	0.70
Total from Investment Operations	0.48	0.48	0.57	0.86	1.38
Distributions from and/or in Excess of:
Net Investment Income	(0.49)	(0.45)	(0.55)	(0.61)	(0.73)
Net Realized Gain	(0.14)	—	(0.05)	—	—
Total Distributions	(0.63)	(0.45)	(0.60)	(0.61)	(0.73)
Net Asset Value, End of Period	$11.42	$11.57	$11.54	$11.57	$11.32
Total Return	4.39%	4.36%	5.00%	7.93%	13.45%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$499,534	$527,837	$569,593	$556,252	$278,657
Ratio of Expenses to Average Net Assets (1)	0.50%	0.50%	0.51%	0.51%	0.50%
Ratio of Net Investment Income to Average Net Assets	3.67%	2.94%	2.96%	4.15%	6.19%
Portfolio Turnover Rate^	240%	332%	81%	93%	89%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.50%	0.50%	0.51%	0.51%	0.50%

	Adviser Class
				May 20,
				2002** to
	Year Ended September 30,			September
Selected Per Share Data and Ratios	2005	2004	2003	30, 2002
Net Asset Value, Beginning of Period	$11.56	$11.53	$11.57	$11.18
Income (Loss) from Investment Operations
Net Investment Income	0.41 †	0.32 †	0.32 †	0.34	†
Net Realized and Unrealized Gain (Loss) on Investments	0.06	0.14	0.22	0.15
Total from Investment Operations	0.47	0.46	0.54	0.49
Distributions from and/or in Excess of:
Net Investment Income	(0.47)	(0.43)	(0.53)	(0.10)
Net Realized Gain	(0.14)	—	(0.05)	—
Total Distributions	(0.61)	(0.43)	(0.58)	(0.10)
Net Asset Value, End of Period	$11.42	$11.56	$11.53	$11.57
Total Return	4.23%	4.10%	4.87%	4.40	%‡
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,190	$1,400	$1,581	$1,714
Ratio of Expenses to Average Net Assets (2)	0.65%	0.65%	0.66%	0.66	%*
Ratio of Net Investment Income to Average Net Assets (2)	3.55%	2.79%	2.81%	4.00	%*
Portfolio Turnover Rate^	240%	332%	81%	93	%‡

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.65%	0.65%	0.66%	0.66	%*
Ratios Before Expenses Waived/Reimbursed by Distributor:
Expenses to Average Net Assets	0.75%	0.75%	0.76%	0.76	%*
Net Investment Income to Average Net Assets	3.45%	2.69%	2.71%	3.90	%*

†       Per share amount is based on average shares outstanding.

‡       Not Annualized.

*       Annualized

**    Initial offering of Adviser Class shares.

^       The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Financial Highlights

U.S. Core Fixed Income Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.26	$11.26	$11.46	$11.15	$10.46
Income (Loss) from Investment Operations
Net Investment Income†	0.40	0.33	0.32	0.44	0.65
Net Realized and Unrealized Gain (Loss) on Investments	0.07	0.14	0.19	0.42	0.73
Total from Investment Operations	0.47	0.47	0.51	0.86	1.38
Distributions from and/or in excess of:
Net Investment Income	(0.45)	(0.47)	(0.51)	(0.55)	(0.69)
Net Realized Gain	(0.19)	—	(0.20)	—	—
Total Distributions	(0.64)	(0.47)	(0.71)	(0.55)	(0.69)
Net Asset Value, End of Period	$11.09	$11.26	$11.26	$11.46	$11.15
Total Return	4.35%	4.33%	4.61%	7.98%	13.68%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$220,350	$226,555	$320,036	$310,546	$195,467
Ratio of Expenses to Average Net Assets (1)	0.50%	0.50%	0.50%	0.50%	0.51%
Ratio of Net Investment Income to Average Net Assets (1)	3.62%	2.94%	2.82%	3.89%	6.04%
Portfolio Turnover Rate^	236%	371%	109%	86%	86%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratios Before Expenses Waived/Reimbursed by Adviser:
Expenses to Average Net Assets	0.53%	0.52%	0.51%	0.53%	N/A
Net Investment Income to Average Net Assets	3.59%	2.92%	2.81%	3.86%	N/A

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.21	$11.22	$11.42	$11.10	$10.43
Income (Loss) from Investment Operations
Net Investment Income†	0.37	0.30	0.29	0.41	0.62
Net Realized and Unrealized Gain (Loss) on Investments	0.06	0.14	0.19	0.43	0.72
Total from Investment Operations	0.43	0.44	0.48	0.84	1.34
Distributions from and/or in excess of:
Net Investment Income	(0.42)	(0.45)	(0.48)	(0.52)	(0.67)
Net Realized Gain	(0.19)	0.00	(0.20)	—	—
Total Distributions	(0.61)	(0.45)	(0.68)	(0.52)	(0.67)
Net Asset Value, End of Period	$11.03	$11.21	$11.22	$11.42	$11.10
Total Return	4.01%	4.12%	4.28%	7.85%	13.29%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,954	$9,564	$10,585	$9,054	$4,635
Ratio of Expenses to Average Net Assets (2)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets (2)	3.37%	2.69%	2.57%	3.64%	5.72%
Portfolio Turnover Rate^	236%	371%	109%	86%	86%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratios Before Expenses Waived/Reimbursed by Adviser:
Expenses to Average Net Assets	0.78%	0.77%	0.76%	0.78%	N/A
Net Investment Income to Average Net Assets	3.34%	2.67%	2.56%	3.61%	N/A

†                     Per share amount is based on average shares outstanding.

^                     The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements

2005 Annual Report

September 30, 2005

Financial Highlights

High Yield Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$5.59	$5.30	$4.41	$5.75	$7.86
Income (Loss) from Investment Operations
Net Investment Income†	0.40	0.42	0.43	0.54	0.78
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	0.20	0.77	(1.16)	(1.95)
Total from Investment Operations	0.25	0.62	1.20	(0.62)	(1.17)
Distributions from and/or in Excess of:
Net Investment Income	(0.44)	(0.33)	(0.31)	(0.72)	(0.94)
Net Asset Value, End of Period	$5.40	$5.59	$5.30	$4.41	$5.75
Total Return	4.63%	12.11%	28.68%	(12.33)%	(16.27)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$195,880	$314,440	$330,990	$366,956	$583,110
Ratio of Expenses to Average Net Assets (1)	0.62%	0.61%	0.61%	0.59%	0.57%
Ratio of Net Investment Income to Average Net Assets	7.37%	7.70%	9.05%	10.13%	11.44%
Portfolio Turnover Rate	55%	89%	97%	79%	67%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.62%	0.61%	0.60%	0.58%	0.56%

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$5.62	$5.31	$4.41	$5.75	$7.87
Income (Loss) from Investment Operations
Net Investment Income†	0.40	0.41	0.45	0.53	0.77
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.21	0.76	(1.16)	(1.96)
Total from Investment Operations	0.24	0.62	1.21	(0.63)	(1.19)
Distributions from and/or in Excess of:
Net Investment Income	(0.41)	(0.31)	(0.31)	(0.71)	(0.93)
Net Asset Value, End of Period	$5.45	$5.62	$5.31	$4.41	$5.75
Total Return	4.43%	12.07%	28.69%	(12.54)%	(16.42)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,192	$1,129	$1,329	$6,890	$9,603
Ratio of Expenses to Average Net Assets (2)	0.77%	0.76%	0.76%	0.74%	0.72%
Ratio of Net Investment Income to Average Net Assets	7.20%	7.55%	8.90%	9.98%	11.32%
Portfolio Turnover Rate	55%	89%	97%	79%	67%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.77%	0.76%	0.75%	0.73%	0.71%

†                     Per share amount is based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Financial Highlights

High Yield Portfolio

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$5.60	$5.31	$4.40	$5.72	$7.85
Income (Loss) from Investment Operations
Net Investment Income†	0.39	0.40	0.42	0.54	0.72
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)	0.21	0.78	(1.15)	(1.92)
Total from Investment Operations	0.25	0.61	1.20	(0.61)	(1.20)
Distributions from and/or in Excess of:
Net Investment Income	(0.43)	(0.32)	(0.29)	(0.71)	(0.93)
Net Asset Value, End of Period	$5.42	$5.60	$5.31	$4.40	$5.72
Total Return	4.52%	11.86%	28.54%	(12.24)%	(16.62)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,349	$17,923	$13,936	$13,178	$95,483
Ratio of Expenses to Average Net Assets (1)	0.87%	0.86%	0.86%	0.84%	0.83%
Ratio of Net Investment Income to Average Net Assets	7.11%	7.45%	8.80%	9.88%	11.03%
Portfolio Turnover Rate	55%	89%	97%	79%	67%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.87%	0.86%	0.85%	0.83%	0.82%

†                     Per share amount is based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Financial Highlights

Intermediate Duration Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.40	$10.49	$10.71	$10.37	$9.67
Income (Loss) from Investment Operations
Net Investment Income	0.37 †	0.32 †	0.28 †	0.39 †	0.57
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	(0.01)	0.14	0.43	0.69
Total from Investment Operations	0.21	0.31	0.42	0.82	1.26
Distributions from and/or in Excess of:
Net Investment Income	(0.36)	(0.40)	(0.36)	(0.48)	(0.56)
Net Realized Gain	(0.03)	—	(0.28)	—	—
Total Distributions	(0.39)	(0.40)	(0.64)	(0.48)	(0.56)
Net Asset Value, End of Period	$10.22	$10.40	$10.49	$10.71	$10.37
Total Return	2.22%	3.06%	4.12%	8.12%	13.42%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,393	$18,828	$23,991	$63,912	$50,814
Ratio of Expenses to Average Net Assets (1)	0.50%	0.53%	0.54%	0.54%	0.54%
Ratio of Net Investment Income to Average Net Assets	3.59%	3.07%	2.63%	3.73%	5.62%
Portfolio Turnover Rate^	146%	211%	89%	61%	59%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.50%	0.53%	0.54%	0.53%	0.54%

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.37	$10.46	$10.68	$10.35	$9.66
Income (Loss) from Investment Operations
Net Investment Income	0.33 †	0.30 †	0.26 †	0.37 †	0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.13)	(0.01)	0.15	0.43	0.70
Total from Investment Operations	0.20	0.29	0.41	0.80	1.24
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.38)	(0.35)	(0.47)	(0.55)
Net Realized Gain	(0.03)	—	(0.28)	—	—
Total Distributions	(0.38)	(0.38)	(0.63)	(0.47)	(0.55)
Net Asset Value, End of Period	$10.19	$10.37	$10.46	$10.68	$10.35
Total Return	1.99%	2.86%	3.97%	8.02%	13.24%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$304,844	$138,813	$99,441	$58,092	$35,094
Ratio of Expenses to Average Net Assets (2)	0.65%	0.68%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	3.22%	2.92%	2.48%	3.58%	5.47%
Portfolio Turnover Rate^	146%	211%	89%	61%	59%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.65%	0.68%	0.69%	0.68%	0.69%

†                     Per share amount is based on average shares outstanding.

^                     The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Financial Highlights

International Fixed Income Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.24	$11.92	$9.88	$8.96	$8.88
Income (Loss) from Investment Operations
Net Investment Income	0.25 †	0.28 †	0.38 †	0.39	0.28 †
Net Realized and Unrealized Gain (Loss) on Investments	0.01	0.63	1.66	0.53	0.04
Total from Investment Operations	0.26	0.91	2.04	0.92	0.32
Distributions from and/or in Excess of:
Net Investment Income	(0.69)	(1.59)	—	—	(0.24)
Net Asset Value, End of Period	$10.81	$11.24	$11.92	$9.88	$8.96
Total Return	1.81%	7.95%	20.65%	10.27%	3.63%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$157,911	$154,111	$114,932	$94,474	$77,363
Ratio of Expenses to Average Net Assets (1)	0.55%	0.56%	0.56%	0.60%	0.55%
Ratio of Net Investment Income to Average Net Assets	2.17%	2.52%	3.51%	3.44%	3.31%
Portfolio Turnover Rate	38%	15%	41%	38%	71%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.55%	0.56%	0.56%	0.60%	0.55%

†                     Per share amount is based on average shares outstanding.

The accompanying notes are an integral part of the financial statements

2005 Annual Report

September 30, 2005

Financial Highlights

Limited Duration Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.50	$10.65	$10.69	$10.59	$10.17
Income (Loss) from Investment Operations
Net Investment Income	0.30 †	0.25 †	0.23 †	0.39	0.59
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	(0.10)	0.05	0.14	0.42
Total from Investment Operations	0.15	0.15	0.28	0.53	1.01
Distributions from and/or in Excess of:
Net Investment Income	(0.31)	(0.28)	(0.27)	(0.43)	(0.59)
Net Realized Gain	—	(0.02)	(0.05)	—	—
Total Distributions	(0.31)	(0.30)	(0.32)	(0.43)	(0.59)
Net Asset Value, End of Period	$10.34	$10.50	$10.65	$10.69	$10.59
Total Return	1.44%	1.47%	2.65%	5.13%	10.23%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,069,956	$957,367	$622,801	$429,937	$224,358
Ratio of Expenses to Average Net Assets (1)	0.42%	0.42%	0.43%	0.44%	0.43%
Ratio of Net Investment Income to Average Net Assets	2.92%	2.36%	2.17%	3.45%	5.67%
Portfolio Turnover Rate^	66%	135%	68%	72%	59%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.42%	0.42%	0.43%	0.44%	0.43%

†                     Per share amount is based on average shares outstanding.

^                     The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Financial Highlights

Municipal Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.66	$12.53	$12.49	$12.14	$11.43
Income (Loss) from Investment Operations
Net Investment Income	0.40 †	0.38 †	0.50 †	0.47	0.48
Net Realized and Unrealized Gain (Loss) on Investments	0.02	0.14	(0.01)	0.39	0.72
Total from Investment Operations	0.42	0.52	0.49	0.86	1.20
Distributions from and/or in Excess of:
Net Investment Income	(0.42)	(0.39)	(0.45)	(0.51)	(0.49)
Net Asset Value, End of Period	$12.66	$12.66	$12.53	$12.49	$12.14
Total Return	3.38%	4.02%	4.19%	7.27%	10.69%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$509,039	$368,686	$313,999	$245,257	$164,504
Ratio of Expenses to Average Net Assets (1)	0.50%	0.50%	0.50%	0.50%	0.51%
Ratio of Net Investment Income to Average Net Assets (1)	3.12%	3.01%	4.01%	3.70%	4.03%
Portfolio Turnover Rate^	34%	105%	47%	72%	70%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratios Before Expenses Waived/Reimbursed by Adviser:
Expenses to Average Net Assets	N/A	0.51%	0.51%	0.52%	0.51%
Net Investment Income to Average Net Assets	N/A	3.00%	4.00%	4.14%	4.65%

†                     Per share amount is based on average shares outstanding.

^                     The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements

2005 Annual Report

September 30, 2005

Financial Highlights

Balanced Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.90	$10.15	$8.78	$10.60	$13.37
Income (Loss) from Investment Operations
Net Investment Income†	0.24	0.18	0.21	0.25	0.35
Net Realized and Unrealized Gain (Loss) on Investments	1.09	0.78	1.47	(1.75)	(2.07)
Total from Investment Operations	1.33	0.96	1.68	(1.50)	(1.72)
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.21)	(0.31)	(0.32)	(0.38)
Net Realized Gain	—	—	—	—	(0.67)
Total Distributions	(0.28)	(0.21)	(0.31)	(0.32)	(1.05)
Net Asset Value, End of Period	$11.95	$10.90	$10.15	$8.78	$10.60
Total Return	12.33%	9.49%	19.48%	(14.60)%	(13.51)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$236,730	$203,889	$262,960	$250,796	$397,666
Ratio of Expenses to Average Net Assets (1)	0.62%	0.62%	0.60%	0.59%	0.58%
Ratio of Net Investment Income to Average Net Assets	2.11%	1.67%	2.17%	2.37%	2.98%
Portfolio Turnover Rate^	111%	208%	84%	133%	157%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.62%	0.62%	0.60%	0.59%	0.57%

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.89	$10.13	$8.76	$10.61	$13.37
Income (Loss) from Investment Operations
Net Investment Income†	0.22	0.17	0.18	0.23	0.34
Net Realized and Unrealized Gain (Loss) on Investments	1.08	0.78	1.48	(1.78)	(2.08)
Total from Investment Operations	1.30	0.95	1.66	(1.55)	(1.74)
Distributions from and/or in Excess of:
Net Investment Income	(0.26)	(0.19)	(0.29)	(0.30)	(0.35)
Net Realized Gain	—	—	—	—	(0.67)
Total Distributions	(0.26)	(0.19)	(0.29)	(0.30)	(1.02)
Net Asset Value, End of Period	$11.93	$10.89	$10.13	$8.76	$10.61
Total Return	12.09%	9.43%	19.28%	(15.03)%	(13.65)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,706	$3,117	$8,209	$4,925	$6,284
Ratio of Expenses to Average Net Assets (2)	0.77%	0.77%	0.75%	0.74%	0.73%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.59%	2.02%	2.22%	2.83%
Portfolio Turnover Rate^	111%	208%	84%	133%	157%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.77%	0.77%	0.75%	0.74%	0.72%

†                     Per share amount is based on average shares outstanding.

^                     The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Financial Highlights

Balanced Portfolio

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.88	$10.13	$8.77	$10.57	$13.34
Income (Loss) from Investment Operations
Net Investment Income†	0.22	0.15	0.18	0.22	0.33
Net Realized and Unrealized Gain (Loss) on Investments	1.08	0.78	1.46	(1.74)	(2.09)
Total from Investment Operations	1.30	0.93	1.64	(1.52)	(1.76)
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.18)	(0.28)	(0.28)	(0.34)
Net Realized Gain	—	—	—	—	(0.67)
Total Distributions	(0.25)	(0.18)	(0.28)	(0.28)	(1.01)
Net Asset Value, End of Period	$11.93	$10.88	$10.13	$8.77	$10.57
Total Return	12.05%	9.27%	19.12%	(14.76)%	(13.79)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$37,863	$57,322	$59,254	$51,761	$57,172
Ratio of Expenses to Average Net Assets (1)	0.87%	0.87%	0.85%	0.84%	0.84%
Ratio of Net Investment Income to Average Net Assets	1.90%	1.42%	1.92%	2.12%	2.77%
Portfolio Turnover Rate^	111%	208%	84%	133%	157%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	0.87%	0.87%	0.85%	0.84%	0.83%

†                     Per share amount is based on average shares outstanding.

^                     The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

September 30, 2005

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (“MSIFT” or the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company. The Fund is comprised of seventeen active portfolios. The accompanying financial statements and financial highlights are those of the Core Plus Fixed Income, Investment Grade Fixed Income, U.S. Core Fixed Income, High Yield, Intermediate Duration, International Fixed Income, Limited Duration, Municipal and Balanced Portfolios, all of which except the International Fixed Income Portfolio are considered diversified for purposes of the 1940 Act (each referred to as a “Portfolio”). The financial statements of the remaining portfolios of the Fund are presented separately.

The Fund offers up to three different classes of shares for certain Portfolios — Institutional Class shares, Investment Class shares and Adviser Class shares. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights.

A. Significant Accounting Policies. The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific security. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees (the “Trustees”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.              Repurchase Agreements: Each Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements as discussed above.

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

3.              Futures: Financial futures contracts (secured by cash and securities deposited with brokers as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations. “Due from (to) Broker” includes initial margin and variation margin, as stated in the Statements of Assets & Liabilities. Futures contracts may be used by each Portfolio in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities. Futures contracts involve market risk that may exceed the amounts recognized in the Statements of Assets & Liabilities. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily corresponds with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

4.              Securities Sold Short: Each Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid high grade debt obligations. In addition, the Portfolio will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

5.              Swap Agreements: Each Portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statements of Assets & Liabilities. The following summarizes swaps entered into by the Portfolios:

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statements of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statements of Operations as an adjustment to interest income. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statements of Operations.

Realized gains or losses on maturity or termination of swaps are presented in the Statements of Operations. Because there is no organized market for these swap agreements, the unrealized

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

gain/loss reported in the Statements of Assets & Liabilities may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net payments to be received, if any, at the date of default.

6.              Structured Investments: Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, equity securities or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

7.              Delayed Delivery Commitments: Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations. Such transactions may give rise to a form of leverage. This can cause a Portfolio to be more volatile than if it had not been leveraged, as leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

8.              Foreign Currency Translation and Foreign Currency Exchange Contracts: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the U.S. Core Fixed Income and Limited Duration Portfolios) may enter into foreign currency exchange contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statements of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Certain Portfolios’ net assets include foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation, regulation of foreign securities markets and the possibility of political or economic instability.

9.              Purchased and Written Options: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

10.       Redemption Fees: Effective August 29, 2005, the Trustees of the Fund approved the following: Shares of Core Plus Fixed Income, Investment Grade Fixed Income, U.S. Core Fixed Income, Intermediate Duration, Limited Duration, Municipal and Balanced Portfolios redeemed within seven days (30 days with respect to the High Yield and International Fixed Income Portfolios) of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect each Portfolio and its shareholders from the effects of short-term trading. These fees, if any, are included on the Statements of Changes in Net Assets. For the fiscal year ended September 30, 2005, there were no redemption fees.

11.       Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis.

Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Investment Advisory Fees.  Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, performs investment advisory services at a fee calculated by applying a quarterly rate based on the annual percentage rate listed below, to each Portfolio’s average daily net assets for the quarter.

		Annual	Annual
		Investment	Investment
	Annual	Advisory Fee	Advisory Fee
	Investment	Prior to	Prior to
	Advisory	June 1,	November
Portfolio	Fee	2005	1, 2004
Core Plus	0.375% first $1 billion	—	0.375%
Fixed	0.300% over $1 billion
Income
Investment	0.375%	—	0.375%
Grade Fixed
Income
U.S. Core	0.375%	—	0.375%
Fixed
Income
High Yield	0.420% first $500 million	0.450% first $1.5 billion	0.450%
	0.345% next $250 million	0.400% over $1.5 billion
	0.295% next $250 million
	0.270% next $1 billion
	0.245% next $1 billion
	0.220% over $3 billion
Intermediate	0.375%	—	0.375%
Duration
International	0.375%	—	0.375%
Fixed
Income
Limited	0.300%	—	0.300%
Duration
Municipal	0.375%	—	0.375%
Balanced	0.450%	—	0.450%

With respect to certain portfolios, the Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, so that annual operating expenses will not exceed voluntary expense limitations established for each class of shares as presented in the table below.

Voluntary Expense Limitations
	Institutional	Investment	Adviser
Portfolio	Class	Class	Class

Core Plus Fixed Income	—%	—%	—%
Investment Grade Fixed Income	—	—	—
U.S. Core Fixed Income	0.500	—	0.750
High Yield	—	—	—
Intermediate Duration	—	—	—
International Fixed Income	—	—	—
Limited Duration	—	—	—
Municipal	0.500	—	—
Balanced	—	—	—

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

Morgan Stanley Investment Management Limited (“MSIM Limited”) serves as Sub-Adviser to the International Fixed Income Portfolio. MSIM Limited is a wholly-owned subsidiary of Morgan Stanley. Under an Investment Sub-Advisory Agreement with the Adviser, MSIM Limited, subject to the control and supervision of the Fund, its officers, Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolio, makes certain day-today investment decisions for the Portfolio and places certain of the Portfolio’s purchase and sales orders. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees.  Prior to November 1, 2004, MS Investment Management (the “Administrator”) also provided the Fund with administration services pursuant to an administration agreement for an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio’s average daily net assets, plus reimbursement of out-of-pocket expenses.

Effective November 1, 2004, MS Investment Management serves as Administrator to the Fund pursuant to an Amended and Restated Administration Agreement. Under the amended and Restated Administration Agreement, the administration fee will remain the same while services covered by the administration fee will change. Administration costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the administration agreement, which were previously borne by the Fund), except pricing services and extraordinary expenses, will now be covered under the administration fee. Transfer agency expenses will no longer be paid by MS Investment Management, but will be borne by the Fund.

Under an agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. Distribution and Shareholder Servicing Fees. Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides certain classes of shares in each Portfolio with distribution and shareholder services, and receives fees in connection with these services, pursuant to a Distribution Plan and a Shareholder Service Plan (the “Plans”) in accordance with Rule 12b-1 under the 1940 Act.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to compensate the Distributor for distribution efforts and/or servicing of accounts. The Adviser Class of shares pays an annual distribution fee of up to 0.25% of average daily net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays an annual shareholder servicing fee of 0.15% of average daily net assets of the class. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MSDI. The distribution fee may be retained by MSDI if an Adviser Class shareholder invests directly through MSDI. Usually the fees are paid by MSDI to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute MSIFT Portfolios to the public. The Distributor has voluntarily agreed to waive 0.10% of the 0.25% distribution fee it is entitled to receive from the Adviser Class Shares’ average daily net assets for the Investment Grade Fixed Income Portfolio.

E. Custodian Fees.  JPMorgan Chase Bank, N.A. serves as custodian for the Fund in accordance with a custodian agreement. The custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

F. Transfer Agency Fees.  JPMIS serves as transfer agent to the Fund pursuant to a Transfer Agency Agreement. Prior to November 1, 2004, the transfer agency expenses were borne by MS Investment Management.

G. Portfolio Investment Activity.

1.              Purchases and Sales of Securities. For the fiscal year ended September 30, 2005, purchases and sales of investment securities other than temporary cash investments and long-term U.S. government securities were:

	Purchases	Sales
Portfolio	(000)	(000)
Core Plus Fixed Income	$4,504,773	$4,699,014
Investment Grade Fixed Income	1,354,494	1,394,615
U.S. Core Fixed Income	585,269	599,662
High Yield	140,048	258,407
Intermediate Duration	335,204	255,442
International Fixed Income	83,338	58,634
Limited Duration	788,109	513,108
Municipal	185,962	49,649
Balanced	268,205	283,623

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

For the fiscal year ended September 30, 2005, purchases and sales of long-term U.S. government securities were:

	Purchases	Sales
Portfolio	(000)	(000)
Core Plus Fixed Income	$361,397	$385,230
Investment Grade Fixed Income	75,014	76,776
U.S. Core Fixed Income	39,521	54,737
Intermediate Duration	66,592	40,501
Limited Duration	54,734	155,594
Municipal	122,130	108,721
Balanced	19,858	14,144

2.              Transactions with Affiliates: During the fiscal year ended September 30, 2005, the Balanced Portfolio paid brokerage commissions of approximately $584 to Morgan Stanley & Co., an affiliated broker/dealer.

3.              Swap Agreements:  At September 30, 2005, the following Portfolios had open Swap Agreements:

						Net Unrealized
		Notional				Appreciation
	Termination	Amount				(Depreciation)
Counterparty	Date	(000)	Type	Pay	Receive	(000)
Core Plus Fixed Income Portfolio
Bank of America	10/27/05	$38,000	TRS	3 month LIBOR	Index Return(1)	$(385)
	8/15/19	63,850	ZCS	at maturity	compounded 3 month LIBOR	(906)
	2/15/22	33,000	ZCS	at maturity	compounded 3 month LIBOR	(553)
	5/16/22	53,850	ZCS	at maturity	compounded 3 month LIBOR	(864)
	5/16/22	38,450	ZCS	at maturity	compounded 3 month LIBOR	(471)
Citigroup	2/15/19	42,850	ZCS	at maturity	compounded 3 month LIBOR	(542)
	5/15/19	10,200	ZCS	at maturity	compounded 3 month LIBOR less 7.125 bps	(277)
	11/15/19	5,000	ZCS	at maturity	compounded 3 month LIBOR less 7.9 bps	(173)
	2/15/20	15,250	ZCS	at maturity	compounded 3 month LIBOR less 3.1 bps	(63)
	2/15/20	15,250	ZCS	at maturity	compounded 3 month LIBOR less 2.75 bps	(70)
	2/15/20	53,000	ZCS	at maturity	compounded 3 month LIBOR less 4.14 bps	(568)
	2/15/20	52,000	ZCS	at maturity	compounded 3 month LIBOR less 4.882 bps	(665)
	5/15/20	22,000	ZCS	at maturity	compounded 3 month LIBOR less 9.75 bps	(33)
	5/15/20	25,725	ZCS	at maturity	compounded 3 month LIBOR less 6.0 bps	(524)
	5/15/20	117,850	ZCS	at maturity	compounded 3 month LIBOR less 5.75 bps	(2,897)
	5/15/20	20,350	ZCS	at maturity	compounded 3 month LIBOR less 3.1 bps	(408)
	8/15/20	18,000	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(531)
	2/15/21	8,250	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(325)
	5/15/21	10,000	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(462)
	5/15/21	9,500	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(447)
	5/15/21	9,700	ZCS	at maturity	compounded 3 month LIBOR less 7.75 bps	(431)
	5/15/21	10,440	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(499)
	5/15/21	46,300	ZCS	at maturity	compounded 3 month LIBOR less 3.75 bps	(1,153)
	5/15/21	23,150	ZCS	at maturity	compounded 3 month LIBOR less 4.5 bps	(467)
	5/15/21	23,100	ZCS	at maturity	compounded 3 month LIBOR less 3.0 bps	244
	5/15/21	16,000	ZCS	at maturity	compounded 3 month LIBOR less 4.5 bps	325
	11/15/21	23,150	ZCS	at maturity	compounded 3 month LIBOR less 4.5 bps	(655)
	11/15/21	23,150	ZCS	at maturity	compounded 3 month LIBOR less 4.25 bps	(662)
	2/15/22	14,500	ZCS	at maturity	compounded 3 month LIBOR less 10.0 bps	(133)
	8/15/22	3,500	ZCS	at maturity	compounded 3 month LIBOR less 7.0 bps	(173)
	8/15/22	12,000	ZCS	at maturity	compounded 3 month LIBOR less 10.0 bps	(85)
	2/15/23	11,750	ZCS	at maturity	compounded 3 month LIBOR less 11.5 bps	(165)
	2/15/23	20,000	ZCS	at maturity	compounded 3 month LIBOR less 12.0 bps	(638)
Credit Suisse First Boston	5/15/16	25,000	ZCS	at maturity	compounded 3 month LIBOR	(147)
	2/15/17	24,500	ZCS	at maturity	compounded 3 month LIBOR	274
	8/15/18	11,500	ZCS	at maturity	compounded 3 month LIBOR	(471)
	2/15/19	9,100	ZCS	at maturity	compounded 3 month LIBOR	(74)
	8/15/19	21,000	ZCS	at maturity	compounded 3 month LIBOR	(945)
	8/15/19	24,000	ZCS	at maturity	compounded 3 month LIBOR	(1,003)

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

						Net Unrealized
		Notional				Appreciation
	Termination	Amount				(Depreciation)
Counterparty	Date	(000)	Type	Pay	Receive	(000)
Core Plus Fixed Income Portfolio (cont’d)
Credit Suisse First Boston	11/15/19	$11,500	ZCS	at maturity	compounded 3 month LIBOR	$(532)
	2/15/21	41,000	ZCS	at maturity	compounded 3 month LIBOR	(1,968)
	5/15/21	69,450	ZCS	at maturity	compounded 3 month LIBOR	(2,085)
	5/15/21	69,300	ZCS	at maturity	compounded 3 month LIBOR	(1,402)
	5/15/21	23,100	ZCS	at maturity	compounded 3 month LIBOR	(154)
Goldman Sachs	9/20/10	6,000	CDS	upon the occurrence of a negative credit event(2)	fixed rate of 0.63%	25
	2/15/20	9,700	ZCS	at maturity	compounded 3 month LIBOR	(411)
	2/15/20	17,700	ZCS	at maturity	compounded 3 month LIBOR	(219)
	2/15/20	7,275	ZCS	at maturity	compounded 3 month LIBOR	(90)
	5/15/20	10,000	ZCS	at maturity	compounded 3 month LIBOR	(60)
	8/15/20	21,000	ZCS	at maturity	compounded 3 month LIBOR	(101)
	2/15/21	15,500	ZCS	at maturity	compounded 3 month LIBOR	(377)
	11/15/21	23,100	ZCS	at maturity	compounded 3 month LIBOR	(478)
	11/15/21	40,525	ZCS	at maturity	compounded 3 month LIBOR	(1,174)
	8/15/22	18,000	ZCS	at maturity	compounded 3 month LIBOR	(825)
	11/15/22	23,100	ZCS	at maturity	compounded 3 month LIBOR	103
						(27,770)
Investment Grade Fixed Income Portfolio
Bank of America	10/27/05	7,900	TRS	3 month LIBOR	Index Return(1)	(80)
	8/15/19	12,000	ZCS	at maturity	compounded 3 month LIBOR	(170)
	2/15/22	6,500	ZCS	at maturity	compounded 3 month LIBOR	(109)
	5/16/22	12,600	ZCS	at maturity	compounded 3 month LIBOR	(155)
Citigroup	2/15/19	12,000	ZCS	at maturity	compounded 3 month LIBOR	(152)
	5/15/19	5,100	ZCS	at maturity	compounded 3 month LIBOR less 7.125 bps	(138)
	11/15/19	2,000	ZCS	at maturity	compounded 3 month LIBOR less 7.9 bps	(69)
	2/15/20	16,100	ZCS	at maturity	compounded 3 month LIBOR less 4.14 bps	(172)
	2/15/20	6,425	ZCS	at maturity	compounded 3 month LIBOR less 4.882 bps	(82)
	2/15/20	4,600	ZCS	at maturity	compounded 3 month LIBOR less 3.1 bps	(19)
	2/15/20	4,600	ZCS	at maturity	compounded 3 month LIBOR less 2.75 bps	(21)
	5/15/20	3,500	ZCS	at maturity	compounded 3 month LIBOR less 9.75 bps	(5)
	5/15/20	3,425	ZCS	at maturity	compounded 3 month LIBOR less 6.0 bps	(70)
	5/15/20	2,950	ZCS	at maturity	compounded 3 month LIBOR less 5.75 bps	(73)
	5/15/20	6,150	ZCS	at maturity	compounded 3 month LIBOR less 3.1 bps	(123)
	8/15/20	3,400	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(100)
	2/15/21	1,500	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(59)
	5/15/21	16,000	ZCS	at maturity	compounded 3 month LIBOR less 8.0 bps	(691)
	5/15/21	2,700	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(114)
	5/15/21	2,700	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(118)
	5/15/21	5,000	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(231)
	5/15/21	1,850	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(87)
	5/15/21	1,950	ZCS	at maturity	compounded 3 month LIBOR less 7.75 bps	(87)
	5/15/21	2,040	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(97)
	5/15/21	7,200	ZCS	at maturity	compounded 3 month LIBOR less 3.75 bps	(179)
	5/15/21	3,600	ZCS	at maturity	compounded 3 month LIBOR less 4.5 bps	(73)
	5/15/21	3,475	ZCS	at maturity	compounded 3 month LIBOR less 3.0 bps	37
	5/15/21	5,000	ZCS	at maturity	compounded 3 month LIBOR less 4.5 bps	102
	11/15/21	3,600	ZCS	at maturity	compounded 3 month LIBOR less 4.5 bps	(102)
	11/15/21	5,350	ZCS	at maturity	compounded 3 month LIBOR less 3.7 bps	(168)
	11/15/21	3,600	ZCS	at maturity	compounded 3 month LIBOR less 4.25 bps	(103)
	2/15/22	3,000	ZCS	at maturity	compounded 3 month LIBOR less 10.0 bps	(27)
	8/15/22	2,200	ZCS	at maturity	compounded 3 month LIBOR less 7.0 bps	(109)
	8/15/22	3,500	ZCS	at maturity	compounded 3 month LIBOR less 10.0 bps	(25)
	2/15/23	5,000	ZCS	at maturity	compounded 3 month LIBOR less 11.5 bps	(70)
	2/15/23	7,000	ZCS	at maturity	compounded 3 month LIBOR less 12.0 bps	(223)

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

						Net Unrealized
		Notional				Appreciation
	Termination	Amount				(Depreciation)
Counterparty	Date	(000)	Type	Pay	Receive	(000)
Investment Grade Fixed Income Portfolio (cont’d)
Credit Suisse First Boston	5/15/16	$8,000	ZCS	at maturity	compounded 3 month LIBOR	$(47)
	2/15/17	5,000	ZCS	at maturity	compounded 3 month LIBOR	56
	8/15/18	3,950	ZCS	at maturity	compounded 3 month LIBOR	(162)
	2/15/19	6,000	ZCS	at maturity	compounded 3 month LIBOR	(49)
	5/15/19	1,000	ZCS	at maturity	compounded 3 month LIBOR	(11)
	8/15/19	4,750	ZCS	at maturity	compounded 3 month LIBOR	(199)
	8/15/19	4,750	ZCS	at maturity	compounded 3 month LIBOR	(207)
	11/15/19	3,950	ZCS	at maturity	compounded 3 month LIBOR	(183)
	2/15/21	9,350	ZCS	at maturity	compounded 3 month LIBOR	(449)
	5/15/21	10,800	ZCS	at maturity	compounded 3 month LIBOR	(333)
	5/15/21	10,425	ZCS	at maturity	compounded 3 month LIBOR	(211)
	5/15/21	3,475	ZCS	at maturity	compounded 3 month LIBOR	(23)
Goldman Sachs	9/20/10	1,000	CDS	upon the occurrence of a negative credit event(2)	fixed rate of 0.63%	4
	2/15/20	1,950	ZCS	at maturity	compounded 3 month LIBOR	(56)
	2/15/20	1,200	ZCS	at maturity	compounded 3 month LIBOR	(15)
	2/15/20	2,550	ZCS	at maturity	compounded 3 month LIBOR	(32)
	5/15/20	675	ZCS	at maturity	compounded 3 month LIBOR	(4)
	8/15/20	11,000	ZCS	at maturity	compounded 3 month LIBOR	(53)
	2/15/21	2,500	ZCS	at maturity	compounded 3 month LIBOR	(125)
	11/15/21	3,475	ZCS	at maturity	compounded 3 month LIBOR	(72)
	11/15/21	6,325	ZCS	at maturity	compounded 3 month LIBOR	(183)
	8/15/22	3,400	ZCS	at maturity	compounded 3 month LIBOR	(124)
	11/15/22	3,475	ZCS	at maturity	compounded 3 month LIBOR	15
						(6,425)
U.S. Core Fixed Income Portfolio
Bank of America	10/27/05	3,475	TRS	3 month LIBOR	Index Return(1)	(35)
	8/15/19	10,700	ZCS	at maturity	compounded 3 month LIBOR	(156)
	8/15/19	5,650	ZCS	at maturity	compounded 3 month LIBOR	(80)
	2/15/22	3,300	ZCS	at maturity	compounded 3 month LIBOR	(55)
	5/16/22	5,100	ZCS	at maturity	compounded 3 month LIBOR	(62)
Citigroup	2/15/19	5,650	ZCS	at maturity	compounded 3 month LIBOR	(71)
	11/15/19	1,150	ZCS	at maturity	compounded 3 month LIBOR less 7.9 bps	(40)
	2/15/20	1,325	ZCS	at maturity	compounded 3 month LIBOR less 2.75 bps	(6)
	2/15/20	1,325	ZCS	at maturity	compounded 3 month LIBOR less 3.1 bps	(1)
	5/15/20	1,750	ZCS	at maturity	compounded 3 month LIBOR less 9.75 bps	(3)
	5/15/20	3,500	ZCS	at maturity	compounded 3 month LIBOR less 3.1 bps	(70)
	5/15/20	1,650	ZCS	at maturity	compounded 3 month LIBOR less 6.0 bps	(34)
	5/15/20	9,750	ZCS	at maturity	compounded 3 month LIBOR less 5.75 bps	(240)
	8/15/20	2,000	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(59)
	2/15/21	1,500	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(59)
	5/15/21	2,000	ZCS	at maturity	compounded 3 month LIBOR less 8.0 bps	(86)
	5/15/21	1,500	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(65)
	5/15/21	1,500	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(63)
	5/15/21	4,500	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(208)
	5/15/21	1,090	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(51)
	5/15/21	1,150	ZCS	at maturity	compounded 3 month LIBOR less 7.75 bps	(51)
	5/15/21	1,190	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(57)
	5/15/21	4,350	ZCS	at maturity	compounded 3 month LIBOR less 3.75 bps	(108)
	5/15/21	2,175	ZCS	at maturity	compounded 3 month LIBOR less 4.5 bps	(44)
	5/15/21	2,200	ZCS	at maturity	compounded 3 month LIBOR less 3.0 bps	23
	5/15/21	6,750	ZCS	at maturity	compounded 3 month LIBOR less 4.5 bps	137
	11/15/21	2,175	ZCS	at maturity	compounded 3 month LIBOR less 4.5 bps	(62)

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

						Net Unrealized
		Notional				Appreciation
	Termination	Amount				(Depreciation)
Counterparty	Date	(000)	Type	Pay	Receive	(000)
U.S. Core Fixed Income Portfolio (cont’d)
Citigroup	11/15/21	$2,175	ZCS	at maturity	compounded 3 month LIBOR less 4.25 bps	$(62)
	2/15/22	1,000	ZCS	at maturity	compounded 3 month LIBOR less 10.0 bps	(9)
	8/15/22	1,900	ZCS	at maturity	compounded 3 month LIBOR less 7.0 bps	(94)
	8/15/22	2,000	ZCS	at maturity	compounded 3 month LIBOR less 10.0 bps	(14)
	2/15/23	1,000	ZCS	at maturity	compounded 3 month LIBOR less 11.5 bps	(14)
	2/15/23	1,500	ZCS	at maturity	compounded 3 month LIBOR less 12.0 bps	(48)
Credit Suisse First Boston	5/15/16	1,000	ZCS	at maturity	compounded 3 month LIBOR	(6)
	2/15/17	2,000	ZCS	at maturity	compounded 3 month LIBOR	22
	8/15/18	1,850	ZCS	at maturity	compounded 3 month LIBOR	(76)
	2/15/19	2,750	ZCS	at maturity	compounded 3 month LIBOR	(22)
	5/15/19	1,000	ZCS	at maturity	compounded 3 month LIBOR	(11)
	8/15/19	2,000	ZCS	at maturity	compounded 3 month LIBOR	(87)
	8/15/19	2,000	ZCS	at maturity	compounded 3 month LIBOR	(84)
	11/15/19	1,850	ZCS	at maturity	compounded 3 month LIBOR	(86)
	2/15/21	3,600	ZCS	at maturity	compounded 3 month LIBOR	(173)
	5/15/21	2,200	ZCS	at maturity	compounded 3 month LIBOR	(15)
Goldman Sachs	2/15/20	1,150	ZCS	at maturity	compounded 3 month LIBOR	(33)
	2/15/20	1,100	ZCS	at maturity	compounded 3 month LIBOR	(14)
	2/15/20	1,175	ZCS	at maturity	compounded 3 month LIBOR	(15)
	5/15/20	675	ZCS	at maturity	compounded 3 month LIBOR	(4)
	2/15/21	500	ZCS	at maturity	compounded 3 month LIBOR	(12)
	11/15/21	2,200	ZCS	at maturity	compounded 3 month LIBOR	(45)
	11/15/21	3,800	ZCS	at maturity	compounded 3 month LIBOR	(110)
	8/15/22	2,000	ZCS	at maturity	compounded 3 month LIBOR	(73)
	11/15/22	2,200	ZCS	at maturity	compounded 3 month LIBOR	10
						(2,681)
Intermediate Duration Portfolio
Bank of America	10/27/05	4,475	TRS	3 month LIBOR	Index Return(1)	(45)
Limited Duration Portfolio
Citigroup	2/28/07	30,000	IRS	3 month LIBOR	fixed Rate of 3.842%	(279)
	3/31/07	10,000	IRS	3 month LIBOR	fixed Rate of 4.276%	(40)
	9/1/07	16,500	IRS	3 month LIBOR	fixed Rate of 4.387%	(56)
	9/19/07	11,000	IRS	3 month LIBOR	fixed Rate of 4.25%	(64)
	10/1/07	11,000	IRS	3 month LIBOR	fixed Rate of 4.473%	(8)
Goldman Sachs	9/20/10	2,000	CDS	upon the occurrence of a negative credit event(2)	fixed Rate of 0.63%	8
						(439)
Municipal Portfolio
Bank of America	8/15/19	10,000	ZCS	at maturity	compounded 3 month LIBOR	84
	2/16/21	50,000	ZCS	at maturity	compounded 3 month LIBOR	413
	2/15/22	7,550	ZCS	at maturity	compounded 3 month LIBOR	68
	5/16/22	21,400	ZCS	at maturity	compounded 3 month LIBOR	198
Citigroup	2/15/19	10,000	ZCS	at maturity	compounded 3 month LIBOR	100
	5/15/19	5,000	ZCS	at maturity	compounded 3 month LIBOR less 7.125 bps	(136)
	5/15/20	8,000	ZCS	at maturity	compounded 3 month LIBOR less 9.75 bps	(12)
	8/15/20	5,000	ZCS	at maturity	compounded 3 month LIBOR less 6.25 bps	(154)
	5/15/21	5,000	ZCS	at maturity	compounded 3 month LIBOR less 7.75 bps	(231)
	5/15/21	640	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(30)
	5/15/21	700	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(33)
	2/15/22	4,000	ZCS	at maturity	compounded 3 month LIBOR less 10.0 bps	(37)
	8/15/22	5,000	ZCS	at maturity	compounded 3 month LIBOR less 7.0 bps	(254)
	8/15/22	5,000	ZCS	at maturity	compounded 3 month LIBOR less 10.0 bps	(36)

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

						Net Unrealized
		Notional				Appreciation
	Termination	Amount				(Depreciation)
Counterparty	Date	(000)	Type	Pay	Receive	(000)
Municipal Portfolio (cont’d)
Citigroup	2/15/23	$3,000	ZCS	at maturity	compounded 3 month LIBOR less 11.5 bps	$(42)
	6/16/23	35,000	IRS	fixed rate of 4.396%	compounded 3 month LIBOR	(774)
Goldman Sachs	6/20/10	1,000	CDS	upon the occurrence of a negative credit event(3)	fixed rate of 0.38%	6
	6/20/10	1,000	CDS	fixed rate of 0.26%	upon the occurrence of a negative credit event (4)	(1)
	9/20/10	1,000	CDS	upon the occurrence of a negative credit event(2)	fixed rate of 0.63%	4
	8/15/21	24,500	ZCS	at maturity	compounded 3 month LIBOR	370
	5/16/22	55,000	ZCS	at maturity	compounded 3 month LIBOR	124
						(373)
Balanced Portfolio
Bank of America	10/27/05	1,175	TRS	3 month LIBOR	Index Return(1)	(12)
	8/15/19	2,100	ZCS	at maturity	compounded 3 month LIBOR	(30)
	8/15/19	1,850	ZCS	at maturity	compounded 3 month LIBOR	(26)
	2/15/22	650	ZCS	at maturity	compounded 3 month LIBOR	(11)
	5/16/22	1,700	ZCS	at maturity	compounded 3 month LIBOR	(21)
Citigroup	2/15/19	1,850	ZCS	at maturity	compounded 3 month LIBOR	(23)
	5/15/19	800	ZCS	at maturity	compounded 3 month LIBOR less 7.125 bps	(22)
	11/15/19	300	ZCS	at maturity	compounded 3 month LIBOR less 7.9 bps	(10)
	5/15/20	500	ZCS	at maturity	compounded 3 month LIBOR less 9.75 bps	(1)
	5/15/20	1,025	ZCS	at maturity	compounded 3 month LIBOR less 3.1 bps	(21)
	8/15/20	550	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(16)
	2/15/21	400	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(16)
	5/15/21	2,500	ZCS	at maturity	compounded 3 month LIBOR less 8.0 bps	(108)
	5/15/21	400	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(17)
	5/15/21	400	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(17)
	5/15/21	1,000	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(46)
	5/15/21	290	ZCS	at maturity	compounded 3 month LIBOR less 7.5 bps	(14)
	5/15/21	310	ZCS	at maturity	compounded 3 month LIBOR less 7.75 bps	(14)
	5/15/21	320	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(15)
	5/15/21	1,150	ZCS	at maturity	compounded 3 month LIBOR less 3.75 bps	(29)
	5/15/21	575	ZCS	at maturity	compounded 3 month LIBOR less 4.5 bps	(12)
	5/15/21	575	ZCS	at maturity	compounded 3 month LIBOR less 3.0 bps	6
	11/15/21	575	ZCS	at maturity	compounded 3 month LIBOR less 4.5 bps	(16)
	11/15/21	875	ZCS	at maturity	compounded 3 month LIBOR less 3.7 bps	(27)
	11/15/21	575	ZCS	at maturity	compounded 3 month LIBOR less 4.25 bps	(16)
	2/15/22	400	ZCS	at maturity	compounded 3 month LIBOR less 10.0 bps	(4)
	8/15/22	400	ZCS	at maturity	compounded 3 month LIBOR less 7.0 bps	(20)
	8/15/22	250	ZCS	at maturity	compounded 3 month LIBOR less 10.0 bps	(2)
	2/15/23	250	ZCS	at maturity	compounded 3 month LIBOR less 11.5 bps	(3)
	2/15/23	500	ZCS	at maturity	compounded 3 month LIBOR less 12.0 bps	(16)
Credit Suisse First Boston	5/15/16	500	ZCS	at maturity	compounded 3 month LIBOR	(3)
	2/15/17	750	ZCS	at maturity	compounded 3 month LIBOR	8
	8/15/18	375	ZCS	at maturity	compounded 3 month LIBOR	(15)
	2/15/19	900	ZCS	at maturity	compounded 3 month LIBOR	(7)
	5/15/19	200	ZCS	at maturity	compounded 3 month LIBOR	(2)
	8/15/19	750	ZCS	at maturity	compounded 3 month LIBOR	(33)
	8/15/19	750	ZCS	at maturity	compounded 3 month LIBOR	(31)
	11/15/19	375	ZCS	at maturity	compounded 3 month LIBOR	(17)
	2/15/21	1,250	ZCS	at maturity	compounded 3 month LIBOR	(60)
	5/15/21	1,725	ZCS	at maturity	compounded 3 month LIBOR	(47)
	5/15/21	1,725	ZCS	at maturity	compounded 3 month LIBOR	(35)
	5/15/21	575	ZCS	at maturity	compounded 3 month LIBOR	(4)
Goldman Sachs	2/15/20	310	ZCS	at maturity	compounded 3 month LIBOR	(13)
	2/15/20	2,550	ZCS	at maturity	compounded 3 month LIBOR	(31)
	2/15/20	1,175	ZCS	at maturity	compounded 3 month LIBOR	(15)

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

						Net Unrealized
		Notional				Appreciation
	Termination	Amount				(Depreciation)
Counterparty	Date	(000)	Type	Pay	Receive	(000)
Balanced Portfolio (cont’d)
Goldman Sachs	5/15/20	$950	ZCS	at maturity	compounded 3 month LIBOR	$(6)
	2/15/21	400	ZCS	at maturity	compounded 3 month LIBOR	(20)
	2/15/21	1,175	ZCS	at maturity	compounded 3 month LIBOR	(29)
	2/15/21	1,000	ZCS	at maturity	compounded 3 month LIBOR	(28)
	11/15/21	575	ZCS	at maturity	compounded 3 month LIBOR	(12)
	11/15/21	1,000	ZCS	at maturity	compounded 3 month LIBOR	(29)
	8/15/22	550	ZCS	at maturity	compounded 3 month LIBOR	$(20)
	11/15/22	575	ZCS	at maturity	compounded 3 month LIBOR	3
						$(1,025)

(1)                                  Receive if positive (pay if negative), the total rate of return on the Banc of America Securities LLC AAA 10-year Commercial Mortgage-Backed Securities Daily Index.

(2)                                  Payment of $1,000,000 or $10,000,000, in the event of a missed payment or bankruptcy, respectively, by the issuer of Countrywide Home Loans, Inc., 5.625% Bond Maturing 7/15/09.

(3)                                  Payment of $1,000,000 or $10,000,000, in the event of a missed payment or bankruptcy, respectively, by the issuer of American International Group, Inc., Zero Coupon Bond Maturing 11/9/31.

(4)                                  Receipt of $1,000,000 or $10,000,000, in the event of a missed payment or bankruptcy, respectively, by the issuer of Chubb Corp., 6.00% Bond Maturing 11/15/11.

bps	— Basis Points
CDS	— Credit Default Swap
IRS	— Interest Rate Swap
LIBOR	— London Inter Bank Offer Rate
TRS	— Total Return Swap
ZCS	— Zero Coupon Interest Rate Swap

4.              Covered Call Options: During the fiscal year ended September 30, 2005, the Limited Duration Portfolio wrote covered call options as follows:

		Total
	Number	Premiums
	of	Received
	Contracts	(000)
Options Outstanding — October 1, 2004	—	$—
Options Written	550	41
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(550)	(41)
Options Exercised	—	—
Options Outstanding — September 30, 2005	—	$—

H. Securities Lending.  Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios’ Statements of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower. The value of loaned securities and related collateral outstanding at September 30, 2005 are as follows:

	Value of
	Loaned	Value of
	Securities	Collateral
Portfolio	(000)	(000)

Core Plus Fixed Income	$441,791	$452,759
Investment Grade Fixed Income	88,343	91,153
U.S. Core Fixed Income	32,262	33,376
High Yield	43,566	44,604
Balanced	16,445	16,740

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

The following Portfolios had income from securities lending (after rebates to borrowers and allocation to the securities lending agent):

Net Interest
Earned by
Portfolio
Portfolio	(000)

Core Plus Fixed Income	$767
Investment Grade Fixed Income	169
U.S. Core Fixed Income	79
High Yield	170
Balanced	58

I. Federal Income Taxes. It is each Portfolio’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Dividends from net investment income, if any, are declared and paid quarterly except for those of the Intermediate Duration, Limited Duration and Municipal Portfolios which are declared and paid monthly. Dividends from net investment income, if any, are declared and paid annually for International Fixed Income Portfolio. Net realized capital gains are distributed at least annually.

The tax character of the Municipal Portfolio’s ordinary income distributions include tax exempt as well as taxable components. The undistributed ordinary income for the Municipal Portfolio includes tax exempt as well as taxable components.

The tax character for distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2005 and 2004 were as follows:

	2005 Distributions Paid From:		2004 Distributions Paid From:
	Ordinary	Long-term	Ordinary	Long-term
	Income	Capital Gain	Income	Capital Gain
Portfolio	(000)	(000)	(000)	(000)

Core Plus Fixed Income	$114,188	$—	$126,969	$—
Investment Grade Fixed Income	29,390	—	22,008	—
U.S. Core Fixed Income	13,772	—	11,852	—
High Yield	22,613	—	19,905	—
Intermediate Duration	7,377	311	4,792	—
International Fixed Income	9,623	—	16,118	—
Limited Duration	30,593	—	21,585	1,604
Municipal	14,606	—	10,806	—
Balanced	6,214	—	5,978	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post October losses. Permanent differences are generally due to REIT adjustments, foreign currency transactions, swap transactions, distribution reclass and paydown adjustments.

Permanent book and tax basis differences may result in reclassifications to undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

At September 30, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term
	Income	Capital Gain
Portfolio	(000)	(000)

Core Plus Fixed Income	$39,512	$—
Investment Grade Fixed Income	9,875	285
U.S. Core Fixed Income	5,160	1,080
High Yield	6,563	—
Intermediate Duration	1,058	—
International Fixed Income	6,275	—
Limited Duration	4,555	—
Municipal	1,787	—
Balanced	2,350	—

At September 30, 2005, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

				Net Unrealized
				Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)

Core Plus Fixed Income	$3,204,357	$81,567	$(68,602)	$12,965
Investment Grade Fixed Income	669,701	16,716	(7,199)	9,517
U.S. Core Fixed Income	295,217	6,752	(4,660)	2,092
High Yield	276,104	6,733	(41,654)	(34,921)
Intermediate Duration	335,186	1,015	(2,531)	(1,516)
International Fixed Income	147,262	8,608	(3,837)	4,771
Limited Duration	1,098,091	522	(11,455)	(10,933)
Municipal	528,847	24,482	(3,996)	20,486
Balanced	270,333	38,148	(4,759)	33,389

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

At September 30, 2005, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

	Expiration Date September 30, (000)
Portfolio	2007	2008	2009	2010

Core Plus Fixed Income	$—	$—	$—	$—
High Yield	718	12,236	26,962	20,212
Intermediate Duration	—	—	—	—
Limited Duration	—	—	—	—
Municipal	—	—	280	—
Balanced	—	—	—	23,587

	Expiration Date September 30, (000)
Portfolio	2011	2012	2013	Total

Core Plus Fixed Income	$36,930	$—	$—	$36,930
High Yield	183,778	205,457	11,841	461,204
Intermediate Duration	—	—	673	673
Limited Duration	—	—	8,253	8,253
Municipal	171	1,262	1,045	2,758
Balanced	40,947	—	—	64,534

In addition to the $461,204,000 in unused capital losses attributed to the High Yield Portfolio in the table above, approximately $65,699,000 has been brought forward as a result of the Portfolio’s merger with the MSIF High Yield II Portfolio.  The utilization of the capital loss carryforward in subsequent years may be limited pursuant to sections 382 and 383 of the Internal Revenue Code. This acquired capital loss carryforward is expected to expire between 2006-2013.

To the extent that capital loss carryforwards is used to offset any future capital gains realized during the carryforwards period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the fiscal year ended September 30, 2005, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Portfolio	Capital Loss Carryforward Utilized (000)
Core Plus Fixed Income	$3,350
International Fixed Income	1,004
Balanced	13,510

Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2005, the following Portfolios elected to defer capital and currency losses occurring between November 1, 2004 and September 30, 2005 up to the following amounts:

	Post-October
Portfolio	Capital Losses (000)	Currency Losses (000)
High Yield	$—	$432
Intermediate Duration	489	—
International Fixed Income	23	—
Limited Duration	7,356	—
Municipal	93	—

J. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

K. Other.  The High Yield Portfolio’s net assets are substantially comprised of high yield fixed income securities. The financial condition of an issuer of these securities and general economic and industry specific conditions may affect an issuer’s ability to make payments of income and principal on these securities and ultimately impact their valuation.

A portion of the securities of the Municipal Portfolio are insured by certain companies specializing in the insurance of municipal debt obligations. At September 30, 2005, approximately 82.1% of the net assets of the Municipal Portfolio are covered by such insurance. Listed below are the insurers that insure obligations constituting more than 10% of the Portfolio’s net assets:

Insurers	% of Portfolio’s Net Assets
MBIA	25.0%
FGIC	16.1
AMBAC	14.3
FSA	12.9

2005 Annual Report

September 30, 2005

Notes to Financial Statements (cont’d)

At September 30, 2005, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

	Percentage of Ownership
	Institutional	Investment	Adviser
Portfolio	Class	Class	Class

Core Plus Fixed Income	45.4%	98.1%	92.7%
Investment Grade Fixed Income	78.1	—	65.3
U.S. Core Fixed Income	89.9	—	100.0
High Yield	72.1	96.3	69.7
Intermediate Duration	89.0	100.0	—
International Fixed Income	72.8	—	—
Limited Duration	93.9	—	—
Municipal	55.9	—	—
Balanced	81.8	98.5	97.7

L. Subsequent Event.  Effective November 1, 2005, the Trustees approved changing the name of the U.S. Core Fixed Income Portfolio to Core Fixed Income Portfolio.

2005 Annual Report

September 30, 2005

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Morgan Stanley Institutional Fund Trust

We have audited the accompanying statements of assets and liabilities of Core Plus Fixed Income Portfolio, Investment Grade Fixed Income Portfolio, U.S. Core Fixed Income Portfolio, High Yield Portfolio, Intermediate Duration Portfolio, International Fixed Income Portfolio, Limited Duration Portfolio, Municipal Portfolio and Balanced Portfolio (the Funds) (nine of the portfolios constituting Morgan Stanley Institutional Fund Trust), including the portfolios of investments, as of September 30, 2005, and the related statements of operations for the year then ended, the statements of cash flows for the Core Plus Fixed Income Portfolio, Investment Grade Fixed Income Portfolio, U.S. Core Fixed Income Portfolio, Intermediate Duration Portfolio, Limited Duration Portfolio and Balanced Portfolio for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2001 were audited by other auditors whose report, dated November 16, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned nine Funds of Morgan Stanley Institutional Trust Fund at September 30, 2005, the results of their operations for the year then ended, the cash flows for the aforementioned six funds for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 10, 2005

2005 Annual Report

September 30, 2005

Federal Income Tax Information: (unaudited)

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

Long-Term
Capital Gain -
20%
Portfolio	(000)

Intermediate Duration	$312

For the year ended September 30, 2005, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each applicable Portfolio were:

Portfolio	Amount

Balanced	40.6%

For the year ended September 30, 2005, the percentage of income earned from direct U.S. Treasury Obligations for each applicable Portfolio was as follows.

Income
Earned
Portfolio	(000)

Core Plus Fixed Income	46.5%
Investment Grade Fixed Income	48.8
U.S. Core Fixed Income	43.2
Intermediate Duration	33.9
International Fixed Income	1.0
Limited Duration	20.9
Municipal	3.6
Balanced	32.1

For the year ended September 30, 2005, qualified dividend income for each applicable Portfolio totaled:

Qualifying
Dividend
Income
Portfolio	(000)

Balanced	$3,518

For the year ended September 30, 2005, the percentage of exempt interest dividends paid by the Municipal Portfolio is 96.4%.

*  The information reported in this notice may differ from the information shareholders receive for the calendar year ending December 31, 2005. Amounts for the calendar year ending December 31, 2005 will be provided with Form 1099-DIV to be mailed on or before January 31, 2006.

2005 Annual Report

September 30, 2005

Trustee and Officer Information (unaudited)

Independent Trustees:

				Number of
				Portfolios in
		Term of Office		Fund Complex
Name, Age and Address of	Position(s) Held	and Length of		Overseen by	Other Directorships
Trustee	with Registrant	Time Served*	Principal Occupation(s) During Past 5 Years	Trustee**	Held by Trustee
Michael Bozic (64) Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Trustee since July 2003	Private Investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	197	Director of various business organizations.

Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Trustee since July 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (Utility Company); formerly Managing Director of Summit Ventures LLC (2000-2004) (Lobbying and Consulting Firm); United States Senator (R- Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197

Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and The Boeing Company) and Nuskin Asia Pacific (multi-level marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Trustee since July 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of the PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of the Field Museum of Natural History; director of various other business and charitable organizations.

Dr. Manuel H. Johnson (56) c/o Johnson Smick Group, Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Trustee since July 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holdings company).

Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Trustee since August 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001- July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Michael Nugent (69) Triumph Capital, L.P. 445 Park Avenue, New York, NY 10022	Trustee	Trustee since July 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197

2005 Annual Report

September 30, 2005

Trustee and Officer Information (cont’d)

Independent Trustees:

Fergus Reid (73) c/o Lumelite Plastics 85 Charles Coleman Blvd. Pawling, NY 12564	Trustee	Trustee since June 1992	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustees:

				Number of
				Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with	and Length of		Overseen by	Other Directorships
Name, Age and Address of Trustee	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years	Trustee**	Held by Trustee
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chairman and Trustee	Chairman and Trustee since July 2003	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None

James F. Higgins (57) c/o Morgan Stanley Trust Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Trustee since July 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                      Each Trustee serves an indefinite term, until his or her successor is elected.

**               The Fund Complex includes all funds advised by Morgan Stanley Investments LP (“MSI”) that have an investment advisor that is an affiliated entity of MSI (including but not limited to, Morgan Stanley Investment Management Inc. (“MSIM”), Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSI, MSIM and Morgan Stanley AIP GP LP.

Additional information about the Fund’s Trustees can be found in the Fund’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-354-8185. You may also retrieve this information on-line at the Securities and Exchange Commission’s website at “http://www.sec.gov”. To aid you in obtaining this information on-line, the Fund’s Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

2005 Annual Report

September 30, 2005

Trustee and Officer Information (cont’d)

Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years

Ronald E. Robison (66) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since July 2003)

President (since September 2005) and Principal Executive Officer of funds in the Fund Complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Management Inc., Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004); President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously Executive Vice President (July 2003 - September 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Institutional Funds (March 2001-July 2003), Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Chief Executive Officer and Chairman of Van Kampen Investor Services.

Joseph J. McAlinden (62) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2003

Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; Director of Morgan Stanley Trust; Chief Investment Officer of the Van Kampen Funds; Vice President of the Institutional Funds (since July 2003) and the Retail Funds (since July 1995).

Barry Fink (50) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2003

General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000), Secretary (since February 1997) and Director (since July 1998) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Vice President and General Counsel of the Retail Funds; Assistant Secretary of Morgan Stanley DW Inc.; Vice President of the Institutional Funds (since July 2003); Managing Director, Secretary and Director of Morgan Stanley Distributors Inc.; previously Secretary of the Retail Funds (February 1997- July 2003) and General Counsel (February 1997-April 2004) of the Retail Funds; Vice President and Assistant General Counsel of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. (February 1997- December 2001).

Amy R. Doberman (43) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2004

Managing Director and General Counsel - U.S. Investment Management; Managing Director of the Investment Manager and Morgan Stanley Investment Advisor Inc.; Vice President of the Institutional and Retail Funds (since July 2004); previously, Managing Director and General Counsel - Americas, UBS Global Asset Management (July 2000-July 2004) and General Counsel, Aeltus Investment Management, Inc. (January 1997-July 2000).

Carsten Otto (41) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Chief Compliance Officer since 2004

Executive Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Executive Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since December 1997

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

James W. Garrett (36) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002; Chief Financial Officer since July 2003

Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; Treasurer and Chief Financial Officer of the Institutional Funds; previously with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

Michael J. Leary (38) J.P. Morgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Assistant Treasurer since March 2003	Assistant Director and Vice President of Fund Administration, J.P. Morgan Investor Services Co. (formerly Chase Global Funds Services Company); formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Secretary since June 1999

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Secretary of the Institutional Funds (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

*       Each Officer serves an indefinite term, until his or her successor is elected.

2005 Annual Report

September 30, 2005

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

Distributor

Morgan Stanley Distribution, Inc.

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, PA 19428-2899

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, NY 10017

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10166

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1(800) 354-8185 or by visiting our website at www.morganstanley.com/im.  It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1(800) 354-8185.  This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Portfolio’s investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 354-8185.

This page has been intentionally left blank.

Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

Investment Adviser: (610) 940-5000 • MSIF Trust (800) 354-8185

© 2005 Morgan Stanley

935-FXBALAR-1105

Item 2.  Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase “to the detriment of the Fund.”:

“Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly).”

Additionally, Exhibit B was amended to remove Mitchell M. Merin as a covered officer.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees/Directors has determined that it has two “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees/Directors:  Dr. Manuel H. Johnson and Joseph J. Kearns.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees/Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2005

	Registrant			Covered Entities(1)
Audit Fees		$478,191		N/A

Non-Audit Fees
Audit-Related Fees	$			$280,000	(2)
Tax Fees.		$49,802	(3)	$58,688	(4)
All Other Fees	$			$655,125	(5)
Total Non-Audit Fees.		$49,802		$993,813

Total		$527,993		$993,813

2004

	Registrant			Covered Entities(1)
Audit Fees		$455,420		N/A

Non-Audit Fees
Audit-Related Fees	$			$123,000	(2)
Tax Fees		$54,990	(3)	$42,141	(6)
All Other Fees	$			$203,160	(7)
Total Non-Audit Fees		$54,990		$368,301

Total		$510,410		$368,301

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4) Tax Fees represent tax advice services provided to Covered Entities, including assistance in obtaining a private letter ruling.

(5) All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

(6) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(7) All Other Fees represent attestation services provided in connection with performance presentation standards.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)                    Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                                    Not applicable.

(g)                                 See table above.

(h)                                 The audit committee of the Board of Trustees/Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment company Act of 1940, the registrants has duly caused this report to be signed on its behalf by the undersigned, thereunto duly autorized.

(Registrant) morgan Stanley Institutional Fund Trust

By:	/s/ Ronald E. Robinson
Name:	Ronald E. Robinson
Title:	Principal Executive Officer
Date:	November 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robinson
Name:	Ronald E. Robinson
Title:	Principal Executive Officer
Date:	November 21, 2005

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	November 21, 2005